UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: January 31, 2013

Date of reporting period: January 31, 2013

ITEM 1. REPORT TO SHAREHOLDERS

Wells Fargo Advantage

100% Treasury Money Market Fund

Annual Report

January 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of January 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage 100% Treasury Money Market Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage 100% Treasury Money Market Fund for the 12-month period that ended January 31, 2013. The past 12 months were marked by accommodative central bank policies, low interest rates, and regulatory uncertainty. Despite the challenges of a changing market landscape, we continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

The Federal Reserve remained focused on spurring economic growth.

Citing its dual mandate of fostering maximum employment and price stability, the Federal Reserve (Fed) reaffirmed its commitment to highly accommodative monetary policy. In addition, the Fed formally announced that exceptionally low interest rates would be appropriate at least as long as the unemployment rate remains above 6.5% and inflation remains no more than half a percentage point above its 2.0% inflation target. It also continued its quantitative easing program.

Despite aggressive monetary policy accommodation, the U.S. economic recovery remained weak compared with previous business cycles. Three forces—discretionary fiscal policy, housing market activity, and household income expectations—have not been firing on all cylinders and therefore the recovery has been tepid up to this point. Further, many households still face barriers to credit access, and businesses have been reluctant to spend in the face of economic and policy uncertainty.

Yields remained low.

Yields remained near record lows due to a combination of strong demand and limited supply of money market securities. Not only did the Fed keep its federal funds target rate near zero, but strong demand for U.S. Treasuries also contributed to low yields as investments in other areas—notably the eurozone—were seen as risky due to the weak finances of the peripheral countries and many banks. The infusions of liquidity into the European banking system did alleviate credit stresses over the course of the year as indicated by the three-month London Interbank Offered Rate (LIBOR), which fell nearly 30 basis points (bps; 100 bps equals 1.00%) by the end of December 2012, which was approximately half of what it was at the same point in 2011.

Overall supply in the money markets continued to decrease as some issuers deleveraged and others issued long-term debt to take advantage of low interest rates. As of December 31, 2012, U.S. government debt makes up the vast majority of the money market supply. Treasuries, agencies, and repurchase agreements comprise more than 75% of the money market supply. Prime instruments make up only 22% of the total, and nearly three-quarters of those securities were issued by foreign entities.

Despite interest rates remaining low, these rates have not been a death knell for the money market industry. Investors are involved in this sector for complex reasons, and yield has been but one component driving their investment choices. More often, relative safety, diversification, and liquidity have been higher-value propositions to these investors, factors that were not diminished by Fed policy or technical developments.

Money market regulations remained under review.

Regulators remained concerned about potential systemic risk from money market funds in the event of another financial crisis and sought further revisions to money market fund regulations in order to mitigate that risk. In August 2012, however, former-SEC Chairman Mary Schapiro issued a statement indicating that, in light of the stated

Letter to shareholders (unaudited)	Wells Fargo Advantage 100% Treasury Money Market Fund	3

positions of a majority of the SEC commissioners, the SEC would not call a vote on a proposal to modify money market fund regulations. In November 2012, the Financial Stability Oversight Council (FSOC) proposed additional regulations to the SEC in an attempt to address any perceived risk that investors may redeem en masse, or run, from money market funds in response to market distress. These proposed measures included requiring money market funds to maintain a floating-rate net asset value, withhold a minimum balance at risk from redeeming shareholders, and/or maintain capital buffers. As of January 31, 2013, the FSOC was reviewing comment letters from the public, including ourselves (Wells Fargo Funds Management, LLC), regarding its proposals. As we gain clarity in the coming months regarding potential changes to the regulation of money market funds, we will provide further communications to you about them.

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs. Our focus on preservation of capital and liquidity is the basis of our investment philosophy. We are proud of our comprehensive lineup of prime, government, and tax-exempt money market funds.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs.

4	Wells Fargo Advantage 100% Treasury Money Market Fund	Money market overview (unaudited)

Overview

The Fund’s fiscal year that ended January 31, 2013, was characterized by a continuation of extremely low interest rates and an expectation that rates would remain low for an extended period of time. A number of technical and fundamental factors affecting both the supply and demand sides of the Treasury market contributed to keeping interest rates low. The most important factor, however, was that the Federal Reserve (Fed) maintained its commitment to an accommodative monetary stance. Within this context, 3-month Treasury bills (T-bills) were marginally higher on average during the 12-month period that ended January 31, 2013, averaging 8 basis points (bps; 100 bps equals 1.00%) compared with only 3 bps in the previous fiscal year.

The slight improvement in rates began in February 2012 and then remained relatively steady for the bulk of 2012 before dipping again during December 2012 and January 2013. Among the many factors affecting the market, the most significant appears to have been the Fed’s “Operation Twist”, which pushed rates in the repurchase agreement (repo) market higher, and T-bill yields moved higher in turn. Operation Twist involved the Fed effectively lengthening the average maturity of its portfolio by purchasing U.S. Treasury securities with longer maturities while selling a like amount of similar securities with shorter maturities. Although the program was designed to stimulate the economy by keeping long-term interest rates low, it had the counterintuitive effect of increasing short-term rates. The mechanism for this effect was a buildup of U.S. Treasury security inventories on the balance sheets of primary government securities dealers, the purchasers of the Fed’s shorter-maturity securities. As the securities accumulated at the primary dealers, pending their eventual sale to investors, they added to the supply of collateral available in the repo market. This additional supply gradually pushed overnight repo rates higher, from an average of 9 bps in the 12-month period that ended January 31, 2012, to an average of 21 bps in the 12-month period that ended January 31, 2013, as measured by the Depository Trust & Clearing Corporation (DTCC) U.S. Treasury Repo Index.

With the conclusion of Operation Twist at the end of 2012, primary dealer inventories of U.S. Treasury securities were expected to decline, gradually reducing repo collateral supply and bringing repo rates lower. This effect began to be seen in January 2013 as the DTCC U.S. Treasury Repo Index averaged 14 bps for the month.

The T-bill market is also periodically affected by changes in T-bill supply due to seasonal fluctuations in the U.S. Treasury’s need for cash; this is typically due to the timing of tax receipts and related tax-refund disbursements. A significant seasonal increase in T-bill issuance began in February 2012, which contributed to the higher T-bill yields at the beginning of the period.

Our investment strategy remained consistent. We invested in T-bills and U.S. Treasury notes while taking into account the Fund’s overall level of liquidity and average maturity.

Strategic outlook

As we look to the next fiscal year, many uncertainties remain for money market funds and the money market industry. Regulators continue to discuss the potential for further changing the standards and practices for money market funds beyond those already implemented. From a market perspective, the Fed has been quite clear in its intent to keep interest rates low for an extended period that continues beyond the upcoming fiscal year. But we believe eventually, interest rates will begin to normalize, and after a number of years of near-zero rates, the adjustment process may not be smooth. It’s also possible that another debate on raising the debt ceiling could take place later this spring or summer, and as we saw in August 2011, those debates could lead to relatively significant dislocations in the markets. Finally, housing finance reform looms on the horizon, and the future of the housing agencies Freddie Mac and Fannie Mae remains unclear. In the face of these challenges, we believe that our portfolio strategy, with its focus on capital preservation and portfolio liquidity, will enable the Fund to continue to meet its objectives.

This page is intentionally left blank.

6	Wells Fargo Advantage 100% Treasury Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from most state and local individual income taxes, while preserving capital and liquidity.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

David D. Sylvester

Laurie White

Average annual total returns1 (%) as of January 31, 2013

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class A (WFTXX)	11-8-1999	0.00	0.20	1.27	0.78	0.65
Administrator Class (WTRXX)	6-30-2010	0.00	0.22	1.36	0.51	0.30
Service Class (NWTXX)	12-3-1990	0.00	0.22	1.36	0.68	0.50
Sweep Class	6-30-2010	0.00	0.22	1.36	1.13	1.00

Fund yield summary[3] (%) as of January 31, 2013	Class A	Administrator Class	Service Class	Sweep Class
7-day current yield	0.00	0.00	0.00	0.00
7-day compound yield	0.00	0.00	0.00	0.00
30-day simple yield	0.00	0.00	0.00	0.00
30-day compound yield	0.00	0.00	0.00	0.00

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available at the Fund’s website – wellsfargoadvantagefunds.com.

Each class is sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectuses.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. The U.S. Government guarantee applies to certain of the underlying securities held by the Fund and not to shares of the Fund itself.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage 100% Treasury Money Market Fund	7

Portfolio composition[4] as of January 31, 2013

Effective maturity distribution[5] as of January 31, 2013

Weighted average maturity[6] as of January 31, 2013
50 days

Weighted average final maturity[7] as of January 31, 2013
50 days

1.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Service Class shares, and includes the higher expenses applicable to the Service Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Sweep Class shares prior to their inception reflects the performance of the Service Class shares, and has not been adjusted to reflect the higher expenses applicable to the Sweep Class shares. If these expenses had been adjusted, returns would be lower.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 11, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been (0.69)%, (0.42)%, (0.59)%, and (1.04)% for Class A, Administrator Class, Service Class, and Sweep Class, respectively.

4.	Portfolio composition is subject to change and is calculated based on the total investments of the Fund.

5.	Effective maturity distribution is subject to change and is calculated based on the total investments of the Fund.

6.	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes.

7.	Weighted Average Final Maturity (WAFM): WAFM is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAFM allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAFM is a way to measure a fund’s potential sensitivity to credit spread changes.

8	Wells Fargo Advantage 100% Treasury Money Market Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2012 to January 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2012	Ending account value 1-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,000.02	$0.55	0.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.58	$0.56	0.11%
Administrator Class
Actual	$1,000.00	$1,000.02	$0.55	0.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.58	$0.56	0.11%
Service Class
Actual	$1,000.00	$1,000.02	$0.55	0.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.58	$0.56	0.11%
Sweep Class
Actual	$1,000.00	$1,000.02	$0.55	0.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.58	$0.56	0.11%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—January 31, 2013	Wells Fargo Advantage 100% Treasury Money Market Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Treasury Debt: 99.98%
U.S. Treasury Bill (z)	0.05%	4-11-2013	$750,000,000	$749,901,335
U.S. Treasury Bill (z)	0.06	3-21-2013	675,230,000	675,179,989
U.S. Treasury Bill (z)	0.07	4-25-2013	750,000,000	749,871,650
U.S. Treasury Bill (z)	0.07	3-28-2013	800,000,000	799,909,212
U.S. Treasury Bill (z)	0.08	4-18-2013	800,000,000	799,872,912
U.S. Treasury Bill (z)	0.08	5-2-2013	835,460,000	835,297,775
U.S. Treasury Bill (z)	0.08	4-4-2013	650,000,000	649,910,862
U.S. Treasury Bill (z)	0.08	2-21-2013	682,120,000	682,087,852
U.S. Treasury Bill (z)	0.08	3-7-2013	887,510,000	887,442,292
U.S. Treasury Bill (z)	0.09	2-28-2013	981,180,000	981,117,164
U.S. Treasury Bill (z)	0.09	3-14-2013	723,870,000	723,796,668
U.S. Treasury Bill (z)	0.09	2-7-2013	844,820,000	844,807,081
U.S. Treasury Bill (z)	0.10	2-14-2013	723,260,000	723,232,915
U.S. Treasury Bill (z)	0.14	5-23-2013	50,000,000	49,978,802
U.S. Treasury Note	0.50	5-31-2013	20,000,000	20,022,092
U.S. Treasury Note	0.63	2-28-2013	195,000,000	195,076,585
U.S. Treasury Note	0.75	3-31-2013	31,880,000	31,910,433
U.S. Treasury Note	1.13	6-15-2013	66,317,000	66,562,174
U.S. Treasury Note	1.38	2-15-2013	195,000,000	195,094,491
U.S. Treasury Note	1.38	3-15-2013	50,000,000	50,070,373
U.S. Treasury Note	1.38	5-15-2013	50,000,000	50,172,590
U.S. Treasury Note	1.75	4-15-2013	18,526,000	18,585,001
U.S. Treasury Note	2.50	3-31-2013	160,000,000	160,598,107
U.S. Treasury Note	2.75	2-28-2013	112,000,000	112,221,050
U.S. Treasury Note	3.13	4-30-2013	40,000,000	40,287,368
U.S. Treasury Note	3.38	6-30-2013	61,000,000	61,817,938
U.S. Treasury Note	3.50	5-31-2013	15,000,000	15,163,546

Total Treasury Debt (Cost $11,169,988,257)				11,169,988,257

Total investments in securities (Cost $11,169,988,257) *	99.98%	11,169,988,257
Other assets and liabilities, net	0.02	2,530,068

Total net assets	100.00%	$11,172,518,325

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage 100% Treasury Money Market Fund	Statement of assets and liabilities—January 31, 2013

Assets
Investments in unaffiliated securities, at amortized cost	$11,169,988,257
Cash	4,188
Receivable for Fund shares sold	268,517
Receivable for interest	5,720,685
Receivable from adviser	2,842,612
Prepaid expenses and other assets	107,902

Total assets	11,178,932,161

Liabilities
Payable for Fund shares redeemed	2,575,075
Distribution fees payable	127,334
Due to other related parties	1,516,079
Shareholder servicing fees payable	1,979,829
Accrued expenses and other liabilities	215,519

Total liabilities	6,413,836

Total net assets	$11,172,518,325

NET ASSETS CONSIST OF
Paid-in capital	$11,172,482,542
Overdistributed net investment income	(6,106)
Accumulated net realized gains on investments	41,889

Total net assets	$11,172,518,325

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class A	$290,743,213
Shares outstanding – Class A	290,728,990
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$2,632,073,642
Shares outstanding – Administrator Class	2,631,946,589
Net asset value per share – Administrator Class	$1.00
Net assets – Service Class	$7,802,467,608
Shares outstanding – Service Class	7,802,083,898
Net asset value per share – Service Class	$1.00
Net assets – Sweep Class	$447,233,862
Shares outstanding – Sweep Class	447,211,770
Net asset value per share – Sweep Class	$1.00

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended January 31, 2013	Wells Fargo Advantage 100% Treasury Money Market Fund	11

Investment income
Interest	$8,947,902

Expenses
Advisory fee	25,882,805
Administration fees
Fund level	4,382,580
Class A	525,298
Administrator Class	1,794,512
Service Class	8,782,111
Sweep Class	883,283
Shareholder servicing fees
Class A	552,046
Administrator Class	1,758,545
Service Class	18,090,643
Sweep Class	1,003,730
Distribution fees
Sweep Class	1,405,222
Custody and accounting fees	455,317
Professional fees	45,710
Registration fees	102,421
Shareholder report expenses	41,530
Trustees’ fees and expenses	6,936
Other fees and expenses	188,509

Total expenses	65,901,198
Less: Fee waivers and/or expense reimbursements	(56,953,296)

Net expenses	8,947,902

Net investment income	0

Net realized gains on investments	206,698

Net increase in net assets resulting from operations	$206,698

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage 100% Treasury Money Market Fund	Statement of changes in net assets

	Year ended January 31, 2013		Year ended January 31, 2012

Operations
Net investment income		$0		$949,549
Net realized gains on investments		206,698		633,449

Net increase in net assets resulting from operations		206,698		1,582,998

Distributions to shareholders from
Net investment income
Class A		0		(19,382)
Administrator Class		(767)		(117,917)
Service Class		(2,821)		(793,445)
Sweep Class		(148)		(18,805)
Net realized gains
Class A		(3,103)		(14,373)
Administrator Class		(29,875)		(105,018)
Service Class		(121,675)		(503,314)
Sweep Class		(7,047)		(17,440)

Total distributions to shareholders		(165,436)		(1,589,694)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	382,080,878	382,080,878	273,877,092	273,877,092
Administrator Class	5,307,450,223	5,307,450,223	3,919,579,326	3,919,579,326
Service Class	28,575,507,445	28,575,507,445	34,746,578,862	34,746,578,862
Sweep Class	3,870,316,236	3,870,316,236	2,446,887,644	2,446,887,644

		38,135,354,782		41,386,922,924

Reinvestment of distributions
Class A	3,103	3,103	31,066	31,066
Administrator Class	17,108	17,108	112,703	112,703
Service Class	43,595	43,595	529,017	529,017
Sweep Class	7,195	7,195	36,245	36,245

		71,001		709,031

Payment for shares redeemed
Class A	(321,925,336)	(321,925,336)	(268,823,265)	(268,823,265)
Administrator Class	(4,312,303,113)	(4,312,303,113)	(2,945,750,306)	(2,945,750,306)
Service Class	(29,275,694,412)	(29,275,694,412)	(34,679,588,361)	(34,679,588,361)
Sweep Class	(3,732,388,110)	(3,732,388,110)	(2,250,291,605)	(2,250,291,605)

		(37,642,310,971)		(40,144,453,537)

Net increase in net assets resulting from capital share transactions		493,114,812		1,243,178,418

Total increase in net assets		493,156,074		1,243,171,722

Net assets
Beginning of period		10,679,362,251		9,436,190,529

End of period		$11,172,518,325		$10,679,362,251

Overdistributed net investment income		$(6,106)		$(5,010)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage 100% Treasury Money Market Fund	13

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
CLASS A	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Distributions to shareholders from
Net investment income	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.04)
Net realized gains	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.00%	0.02%	0.01%	0.03%	0.74%	3.81%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.69%	0.75%	0.80%	0.83%	0.83%
Net expenses	0.09%	0.05%	0.14%	0.18%	0.58%	0.65%
Net investment income	0.00%	0.01%	0.01%	0.01%	0.68%	3.75%
Supplemental data
Net assets, end of period (000s omitted)	$290,743	$230,582	$225,499	$272,399	$306,451	$298,220

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage 100% Treasury Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2013	2012	2011[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net realized gains	(0.00)[2]	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00
Total return[3]	0.00%	0.02%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.51%	0.52%
Net expenses	0.09%	0.04%	0.14%
Net investment income	0.00%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$2,632,074	$1,636,769	$662,873

1.	For the period from June 30, 2010 (commencement of class operations) to January 31, 2011

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage 100% Treasury Money Market Fund	15

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
SERVICE CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.04)
Net realized gains	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.00%	0.02%	0.01%	0.03%	0.86%	3.97%
Ratios to average net assets (annualized)
Gross expenses	0.69%	0.68%	0.70%	0.73%	0.73%	0.73%
Net expenses	0.09%	0.05%	0.14%	0.17%	0.46%	0.50%
Net investment income	0.00%	0.01%	0.01%	0.01%	0.74%	3.85%
Supplemental data
Net assets, end of period (000s omitted)	$7,802,468	$8,502,741	$8,435,170	$8,161,612	$7,641,351	$6,039,209

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage 100% Treasury Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SWEEP CLASS	2013	2012	2011[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net realized gains	(0.00)[2]	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00
Total return[3]	0.00%	0.02%	0.01%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.14%	1.14%
Net expenses	0.09%	0.04%	0.14%
Net investment income	0.00%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$447,234	$309,270	$112,648

1.	For the period from June 30, 2010 (commencement of class operations) to January 31, 2011

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage 100% Treasury Money Market Fund	17

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage 100% Treasury Money Market Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

18	Wells Fargo Advantage 100% Treasury Money Market Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At January 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized gains on investments
$2,640	$(2,640)

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2013, all of the Fund’s investments in securities were valued using Level 2 inputs since the primary inputs include credit quality of the issuer and short-term interest rates which are observable and the use of amortized cost.

Further details on the major security types can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended January 31, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase. For the year ended January 31, 2013, the advisory fee was equivalent to an annual rate of 0.27% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Advantage 100% Treasury Money Market Fund	19

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Sweep Class	0.22%
Administrator Class	0.10
Service Class	0.12

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.65% for Class A shares, 0.30% for Administrator Class shares, 0.50% for Service Class shares, and 1.00% for Sweep Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Sweep Class shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.35% of the average daily net assets for Sweep Class shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class, and Sweep Class of the Fund is charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $165,436 and $1,589,694 of ordinary income for the years ended January 31, 2013 and January 31, 2012, respectively.

As of January 31, 2013, distributable earnings on a tax basis consisted of $41,889 in undistributed ordinary income.

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

20	Wells Fargo Advantage 100% Treasury Money Market Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage 100% Treasury Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, each of the periods within the eleven month period from March 1, 2010 to January 31, 2011, and each of the years in the three-year period ended February 28, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage 100% Treasury Money Market Fund as of January 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 26, 2013

Other information (unaudited)	Wells Fargo Advantage 100% Treasury Money Market Fund	21

TAX INFORMATION

For the fiscal year ended January 31, 2013, $1,629 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2013, $163,616 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as California exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

For the fiscal year ended January 31, 2013, 2.26% of the ordinary income distributed were derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, seven-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22	Wells Fargo Advantage 100% Treasury Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 136 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage 100% Treasury Money Market Fund	23

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 75 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 75 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

24	Wells Fargo Advantage 100% Treasury Money Market Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

215090 03-13 A300/AR300 1-13

Wells Fargo Advantage

California Municipal Money Market Fund

Annual Report

January 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of January 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	National Tax-Free Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage California Municipal Money Market Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage California Municipal Money Market Fund for the 12-month period that ended January 31, 2013. The past 12 months were marked by accommodative central bank policies, low interest rates, and regulatory uncertainty. Despite the challenges of a changing market landscape, we continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

The Federal Reserve remained focused on spurring economic growth.

Citing its dual mandate of fostering maximum employment and price stability, the Federal Reserve (Fed) reaffirmed its commitment to highly accommodative monetary policy. In addition, the Fed formally announced that exceptionally low interest rates would be appropriate at least as long as the unemployment rate remains above 6.5% and inflation remains no more than half a percentage point above its 2.0% inflation target. It also continued its quantitative easing program.

Despite aggressive monetary policy accommodation, the U.S. economic recovery remained weak compared with previous business cycles. Three forces—discretionary fiscal policy, housing market activity, and household income expectations—have not been firing on all cylinders and therefore the recovery has been tepid up to this point. Further, many households still face barriers to credit access, and businesses have been reluctant to spend in the face of economic and policy uncertainty.

Yields remained low.

Yields remained near record lows due to a combination of strong demand and limited supply of money market securities. Not only did the Fed keep its federal funds target rate near zero, but strong demand for U.S. Treasuries also contributed to low yields as investments in other areas—notably the eurozone—were seen as risky due to the weak finances of the peripheral countries and many banks. The infusions of liquidity into the European banking system did alleviate credit stresses over the course of the year as indicated by the three-month London Interbank Offered Rate (LIBOR), which fell nearly 30 basis points (bps; 100 bps equals 1.00%) by the end of December 2012, which was approximately half of what it was at the same point in 2011.

Overall supply in the money markets continued to decrease as some issuers deleveraged and others issued long-term debt to take advantage of low interest rates. As of December 31, 2012, U.S. government debt makes up the vast majority of the money market supply. Treasuries, agencies, and repurchase agreements comprise more than 75% of the money market supply. Prime instruments make up only 22% of the total, and nearly three-quarters of those securities were issued by foreign entities.

Despite interest rates remaining low, these rates have not been a death knell for the money market industry. Investors are involved in this sector for complex reasons, and yield has been but one component driving their investment choices. More often, relative safety, diversification, and liquidity have been higher-value propositions to these investors, factors that were not diminished by Fed policy or technical developments.

Money market regulations remained under review.

Regulators remained concerned about potential systemic risk from money market funds in the event of another financial crisis and sought further revisions to money market fund regulations in order to mitigate that risk. In August 2012, however,

Letter to shareholders (unaudited)	Wells Fargo Advantage California Municipal Money Market Fund	3

former-SEC Chairman Mary Schapiro issued a statement indicating that, in light of the stated positions of a majority of the SEC commissioners, the SEC would not call a vote on a proposal to modify money market fund regulations. In November 2012, the Financial Stability Oversight Council (FSOC) proposed additional regulations to the SEC in an attempt to address any perceived risk that investors may redeem en masse, or run, from money market funds in response to market distress. These proposed measures included requiring money market funds to maintain a floating-rate net asset value, withhold a minimum balance at risk from redeeming shareholders, and/or maintain capital buffers. As of January 31, 2013, the FSOC was reviewing comment letters from the public, including ourselves (Wells Fargo Funds Management, LLC), regarding its proposals. As we gain clarity in the coming months regarding potential changes to the regulation of money market funds, we will provide further communications to you about them.

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs. Our focus on preservation of capital and liquidity is the basis of our investment philosophy. We are proud of our comprehensive lineup of prime, government, and tax-exempt money market funds.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs.

4	Wells Fargo Advantage California Municipal Money Market Fund	Money market overview (unaudited)

Overview

It was another case of déjà vu during the 12-month period that ended January 31, 2013, as the municipal money markets continued to contend with the complexities of the low absolute-yield environment that has existed as a result of the Federal Reserve’s (Fed’s) long-standing easy monetary policy. The lack of supply of tax-exempt money market-eligible paper, particularly in the form of variable-rate demand notes (VRDNs), continues to be a challenge for fund managers. Supply has steadily contracted as budget-conscious municipal issuers have been reluctant to add debt to their balance sheets and have lengthened the term of their debt profiles in order to take advantage of historically low rates. Although assets in municipal money market funds gradually contracted over the period, demand from nontraditional crossover investors has remained strong, particularly in the overnight and weekly floating-rate space. This combination of low supply and steady overall demand resulted in consistently low yields throughout the municipal money market spectrum during the period.

In the short end of the curve, new issuance of VRDNs remained at multi-year lows, falling roughly 6.0% to approximately $13.5 billion during the period. The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index1, an index of seven-day VRDNs, had an average yield of 0.17% during the 12-month period, unchanged from the prior 12-month period. The index began the period at a low of 0.08% as typically heavy demand from January coupon and maturity cash pushed rates lower. The index rose to its period high of 0.26% on April 18, 2012, due to the seasonal tax-related outflows leading to softness in demand from municipal money market funds. Then the index began a slow and steady descent from its tax-season high as outflows from municipal money market funds moderated and demand for U.S.-based investments increased because of heightened concerns regarding credit quality in the eurozone. Accordingly, the strong influence of crossover investors in the municipal space led to a strong positive relationship between the SIFMA Municipal Swap Index and taxable equivalents such as the repurchase agreement (repo) rate throughout most of the period. SIFMA and repo rates began to temporarily diverge in late November 2012 as municipal money market funds began to experience inflows due, in part, to investor concerns pertaining to the fiscal cliff. This unforeseen cash inflow, coupled with more new cash inflows in January 2013, resulted in an increase in demand that pushed the SIFMA Municipal Swap Index back to low single digits, ultimately resetting at the 0.08% level on January 9, 2013.

The municipal yield curve remained generally flat, with high-grade municipal commercial paper (CP) tracking changes in variable rates throughout the period. As redemption pressures subsided, CP yields began to drift lower, settling into the mid-teens to upper teens through the summer and fall of 2012. As we observed in the variable-rate space, the additional cash inflows during the November–December 2012 period pushed CP yields back down to levels seen at the beginning of the period. Meanwhile, in the one-year space, levels on high-grade municipal notes continued to compress, with rates settling in the 0.18% to 0.22% range throughout the period after averaging roughly 0.27% in the previous period. Primary issuance in the note markets was generally flat for the period, and large cash-flow offerings from benchmark issuers, such as California ($10 billion) and Texas ($9.8 billion), were easily absorbed by the market.

Our primary objectives remained liquidity and stability of principal. Accordingly, we emphasized short-term, liquid securities, such as variable-rate notes, as the core of our portfolio holdings. We were highly selective in longer-dated investments due to the low absolute yields available in the market and took a conservative approach in terms of maturity. We opportunistically invested in CP, floating-rate notes and cash-flow notes issued by high-grade municipalities, which also enhanced portfolio diversification.

Strategic outlook

Looking ahead to the next fiscal year, we anticipate that many of the challenges that municipal money market funds have faced in the past few years—low interest rates, diminished supply, and uncertainty surrounding regulatory and fiscal policy—will persist. Regulators continue to discuss the potential for further changing the standards and practices for money market funds beyond those already implemented, and while the passage of the American Taxpayer Relief Act of 2012 allowed us to temporarily avoid the fiscal cliff, many complex issues surrounding spending sequestration and the continuing resolution of our financial challenges have yet to be resolved. We will closely monitor the outcomes of these developments for any impacts to the municipal market. While it is hard to predict how these negotiations will ultimately play out, it is almost certain that the Fed’s commitment to low interest rates should continue to act as a cap on yields in the municipal money markets in the near future. While we are encouraged by the recent improvement in the U.S. economy and overall market sentiment, a strategy oriented toward principal preservation and liquidity remains our focus.

1.	The SIFMA Municipal Swap Index, produced by Municipal Market Data (MMD), is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations from MMD’s extensive database. You cannot invest directly in an index.

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6	Wells Fargo Advantage California Municipal Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from regular federal income tax and California individual income tax, while preserving capital and liquidity.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

David D. Sylvester

James Randazzo

Average annual total returns1 (%) as of January 31, 2013

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class A (SGCXX)	1-1-1992	0.02	0.28	1.00	0.63	0.63
Administrator Class (WCMXX)	6-30-2010	0.02	0.42	1.17	0.36	0.30
Institutional Class (WCTXX)	3-31-2008	0.02	0.43	1.18	0.24	0.20
Service Class (WFCXX)	11-8-1999	0.02	0.33	1.13	0.53	0.45
Sweep Class	6-30-2010	0.02	0.33	1.13	0.98	0.98

Fund yield summary[3] (%) as of January 31, 2013	Class A	Administrator Class	Institutional Class	Service Class	Sweep Class
7-day current yield	0.01	0.01	0.01	0.01	0.01
7-day compound yield	0.01	0.01	0.01	0.01	0.01
30-day simple yield	0.01	0.01	0.01	0.01	0.01
30-day compound yield	0.01	0.01	0.01	0.01	0.01

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available at the Fund’s website – wellsfargoadvantagefunds.com.

Each class is sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectuses.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. A portion of the Fund’s income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT).

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage California Municipal Money Market Fund	7

Sector distribution[4] as of January 31, 2013

Weighted average maturity[6] (as of January 31, 2013)
16 days

Weighted average final maturity[7] (as of January 31, 2013)
16 days

Effective maturity distribution[5] as of January 31, 2013

1.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, and has not been adjusted to reflect higher expenses applicable to the Administrator Class shares. If these expenses had been adjusted, returns would be lower. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Service Class shares, and includes the higher expenses applicable to the Service Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Sweep Class shares prior to their inception reflects the performance of the Service Class shares, and has not been adjusted to reflect the higher expenses applicable to the Sweep Class shares. If these expenses had been adjusted, returns would be lower.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 11, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.65% for Class A, 0.30% for Administrator Class, 0.20% for Institutional Class, 0.45% for Service Class, and 1.00% for Sweep Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been (0.52)%, (0.25)%, (0.13)%, (0.42)%, and (0.87)% for Class A, Administrator Class, Institutional Class, Service Class, and Sweep Class, respectively.

4.	Sector distribution is subject to change and is calculated based on the total investments of the Fund.

5.	Effective maturity distribution is subject to change and is calculated based on the total investments of the Fund.

6.	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes.

7.	Weighted Average Final Maturity (WAFM): WAFM is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAFM allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAFM is a way to measure a fund’s potential sensitivity to credit spread changes.

8	Wells Fargo Advantage California Municipal Money Market Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2012 to January 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2012	Ending account value 1-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,000.10	$0.80	0.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.33	$0.81	0.16%
Administrator Class
Actual	$1,000.00	$1,000.10	$0.80	0.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.33	$0.81	0.16%
Institutional Class
Actual	$1,000.00	$1,000.11	$0.80	0.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.33	$0.81	0.16%
Service Class
Actual	$1,000.00	$1,000.10	$0.80	0.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.33	$0.81	0.16%
Sweep Class
Actual	$1,000.00	$1,000.10	$0.80	0.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.33	$0.81	0.16%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—January 31, 2013	Wells Fargo Advantage California Municipal Money Market Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.92%

California: 96.15%

Other Municipal Debt: 9.62%
California Series A-2 (GO)	0.17%	3-5-2013	$20,000,000	$20,000,000
California Trans Series A-2 (Miscellaneous Revenue)	2.50	6-20-2013	25,000,000	25,219,861
Golden State Tobacco Securitization Corporation California Asset-Backed Series A-3 (Tobacco Revenue) §	7.88	6-1-2042	1,005,000	1,030,297
Golden State Tobacco Securitization Corporation California Tobacco Settlement Series 2003-A-1 (Tobacco Revenue) §	6.75	6-1-2039	37,710,000	38,522,460
Los Angeles CA DW&P (Water & Sewer Revenue)	4.00	7-1-2013	8,105,000	8,231,735
Los Angeles CA Series B (Miscellaneous Revenue)	2.00	3-29-2013	30,000,000	30,084,315
Los Angeles CA Unified School District Series A (GO)	1.00	2-28-2013	8,200,000	8,204,917
Los Angeles County CA Schools (Miscellaneous Revenue)	2.00	11-29-2013	3,000,000	3,039,887
Los Angeles County CA Schools Pooled Financing Program TRAN Series B-2 (Miscellaneous Revenue)	2.00	11-29-2013	7,000,000	7,090,180
San Diego County CA School District Series B-2 (Education Revenue)	2.00	4-30-2013	6,440,000	6,466,481
San Francisco CA City & County Airports Commission (Airport Revenue, AGM Insured)	5.00	5-1-2013	1,000,000	1,011,848

				148,901,981

Variable Rate Demand Notes ø: 86.53%
ABAG Finance Authority for Nonprofit Corporation California Branson School (Education Revenue, Northern Trust Company LOC)	0.11	7-1-2038	14,950,000	14,950,000
ABAG Finance Authority for Nonprofit Corporation California Jewish Community Center (Miscellaneous Revenue, Bank of America NA LOC)	0.13	6-1-2029	4,760,000	4,760,000
ABAG Finance Authority for Nonprofit Corporation California Menlo School (Education Revenue, Northern Trust Company LOC)	0.11	9-1-2033	15,000,000	15,000,000
ABAG Finance Authority for Nonprofit Corporation California MFHR Fine Arts Building Projects Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	7-15-2035	9,100,000	9,100,000
ABAG Finance Authority for Nonprofit Corporation California Oshman Family Jewish Community (Miscellaneous Revenue, LaSalle Bank NA LOC)	0.17	6-1-2037	21,100,000	21,100,000
ABAG Finance Authority for Nonprofit Corporation California San Francisco University High School Series A (Education Revenue, Northern Trust Company LOC)	0.11	4-1-2035	1,640,000	1,640,000
ABAG Finance Authority for Nonprofit Corporation California San Francisco University High School Series A (Education Revenue, Northern Trust Company LOC)	0.11	4-1-2036	6,660,000	6,660,000
Alameda CA PFA MFHA Eagle Parrot Project Series A (Housing Revenue, FNMA LOC, FNMA Insured)	0.17	5-15-2035	1,535,000	1,535,000
Anaheim CA Housing Authority Sea Wind Apartments Project Series C (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	7-15-2033	6,000,000	6,000,000
Arcadia County CA Unified School District Series 2679 (GO, AGM Insured, JPMorgan Chase & Company LIQ)	0.13	8-1-2013	8,680,000	8,680,000
Bay Area Toll Authority California Toll Bridge Series C2 (Transportation Revenue, Union Bank NA LOC)	0.08	4-1-2047	20,810,000	20,810,000
California Alternative Energy Source Financing Authority GE Capital Corporation Series A (Utilities Revenue)	0.13	10-1-2020	25,330,000	25,330,000
California CDA Aegis Pleasant Hill Series H (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	7-1-2027	6,270,000	6,270,000
California CDA Arbor Ridge Apartments Series B (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.13	11-1-2036	9,500,000	9,500,000

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage California Municipal Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
California CDA Charter Court Apartments Series L (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.13%	9-1-2040	$3,555,000	$3,555,000
California CDA Gas Supply Series 2010 (Utilities Revenue, Royal Bank of Canada SPA)	0.09	11-1-2040	25,170,000	25,170,000
California CDA La Puente Apartments Series JJ (Housing Revenue, U.S. Bank NA LOC)	0.15	11-1-2031	6,775,000	6,775,000
California CDA Livermore Valley Arts Center Project (Miscellaneous Revenue, Bank of New York Mellon LOC)	0.07	12-1-2036	11,795,000	11,795,000
California CDA MFHR Desert Palms Series A (Housing Revenue, FHLMC LOC)	0.10	8-1-2045	7,000,000	7,000,000
California CDA MFHR Glen Haven Apartments Series 2002 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	4-15-2035	7,000,000	7,000,000
California CDA MFHR Granite Oaks Apartments Series R (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	10-15-2030	3,985,000	3,985,000
California CDA MFHR Imperial Park Apartments Series 00 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.11	11-1-2040	10,620,000	10,620,000
California CDA MFHR PUTTER Series 2680 (Housing Revenue, JPMorgan Chase & Company LOC)	0.17	5-15-2018	22,950,000	22,950,000
California CDA MFHR PUTTER Series 2681 (Housing Revenue, JPMorgan Chase & Company LOC)	0.24	5-15-2018	1,300,000	1,300,000
California CDA MFHR Seasons at Lakewood Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	5-15-2037	3,200,000	3,200,000
California CDA Motion Picture & Television Fund Series A (Health Revenue, Northern Trust Company LOC)	0.11	3-1-2031	24,160,000	24,160,000
California CDA Olympus Park Apartments Series Y (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	10-15-2030	6,440,000	6,440,000
California CDA Seasons Senior Apartments Series B (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	5-15-2037	5,265,000	5,265,000
California CDA Sunrise of Danville Project Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	5-1-2027	6,165,000	6,165,000
California CDA Sutter Health Series A (Health Revenue, Ambac Insured) 144A	0.10	8-15-2038	6,000,000	6,000,000
California CDA Sutter Health Series B (Health Revenue) 144A	0.10	11-15-2048	25,422,423	25,422,423
California CDA Sutter Health Series C (Health Revenue, AGM Insured, Citibank NA LIQ) 144A	0.11	8-15-2032	2,625,000	2,625,000
California CDA Tyrella Gardens Apartments Series B (Housing Revenue, Citibank NA LOC)	0.20	6-1-2036	1,145,000	1,145,000
California CDA Villa Paseo Senior Project MM (Housing Revenue, East West Bank LOC)	0.11	11-1-2035	4,000,000	4,000,000
California CDA Village at Hesperia Series CCC (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	11-15-2039	2,300,000	2,300,000
California CDA Village at Ninth Apartments Series D (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	11-15-2035	4,375,000	4,375,000
California CDA Village at Shaw Apartments Series E (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	11-15-2035	3,605,000	3,605,000
California Department of Veterans Affairs JPMorgan Chase PUTTER/DRIVER Trust Series 4160 (Housing Revenue, JPMorgan Chase & Company LIQ) 144A	0.11	6-1-2019	5,040,000	5,040,000
California DWR Series 3019 (Water & Sewer Revenue, JPMorgan Chase & Company LIQ)	0.11	6-1-2016	4,885,000	4,885,000
California Educational Facilities Authority Stanford University Series L (Education Revenue)	0.05	10-1-2022	2,000,000	2,000,000
California Enterprise Development Authority Pocino Foods Company Project Series A (IDR, City National Bank LOC)	0.11	11-1-2033	7,665,000	7,665,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage California Municipal Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
California Finance Authority Kehillah Jewish High School Series 2009 (Education Revenue, California Bank & Trust LOC)	0.09%	8-1-2039	$13,790,000	$13,790,000
California HFFA California Presbyterian Homes (Health Revenue, Union Bank NA LOC)	0.09	7-1-2034	17,570,000	17,570,000
California HFFA Catholic Healthcare West Series B (Health Revenue, Bank of Montreal LOC)	0.09	3-1-2047	6,725,000	6,725,000
California HFFA Catholic Healthcare West Series C (Health Revenue, Bank of Montreal LOC)	0.08	3-1-2047	7,100,000	7,100,000
California HFFA Catholic Healthcare West Series K (Health Revenue, Mizuho Corporate Bank LOC)	0.09	7-1-2033	28,300,000	28,300,000
California HFFA City of Hope Series B (Health Revenue)	0.08	11-1-2042	22,500,000	22,500,000
California HFFA Scripps Health Series C (Health Revenue, Northern Trust Company LOC)	0.07	10-1-2040	8,000,000	8,000,000
California HFFA Scripps Health Series C (Health Revenue)	0.07	10-1-2042	18,500,000	18,500,000
California HFFA St. Joseph Health System Series C (Health Revenue, Northern Trust Company LOC)	0.10	7-1-2041	9,600,000	9,600,000
California Infrastructure & Economic Development Bank American National Red Cross (Housing Revenue, U.S. Bank NA LOC)	0.07	9-1-2034	7,100,000	7,100,000
California Infrastructure & Economic Development Bank Le Lycee Francias de Los Angeles Project (Education Revenue, U.S. Bank NA LOC)	0.10	9-1-2036	2,815,000	2,815,000
California Infrastructure & Economic Development Bank Loyola High School (Miscellaneous Revenue)	0.12	12-1-2035	1,400,000	1,400,000
California Infrastructure & Economic Development Bank Saddleback Valley Christian Schools Project Series A (Miscellaneous Revenue, East West Bank LOC)	0.09	12-1-2040	14,940,000	14,940,000
California Infrastructure & Economic Development Bank Society For The Blind Project (Miscellaneous Revenue, U.S. Bank NA LOC)	0.13	1-1-2037	2,115,000	2,115,000
California Infrastructure & Economic Development Bank The Bay Institute Aquarium Foundation (Miscellaneous Revenue, Pacific Capital Bank NA LOC)	0.09	6-1-2025	6,300,000	6,300,000
California Municipal Finance Authority High Desert Partnership (Education Revenue, Union Bank NA LOC)	0.13	4-1-2042	1,240,000	1,240,000
California Municipal Finance Authority Pacific Institute Series A (Housing Revenue, California Bank & Trust LOC)	0.08	8-1-2037	20,700,000	20,700,000
California Municipal Finance Authority San Francisco Planning Project (IDR, Pacific Capital Bank NA LOC)	0.09	12-1-2042	4,500,000	4,500,000
California PCFA Exempt Facilities Revenue Exxon Mobil Project (IDR)	0.10	12-1-2029	13,995,000	13,995,000
California PCFA Pacific Gas & Electric Project Series B (Utilities Revenue, JPMorgan Chase & Company LOC)	0.13	11-1-2026	13,000,000	13,000,000
California PCFA Solid Waste John B. & Ann M. Verwey Project (Resource Recovery Revenue, CoBank ACB LOC)	0.15	5-1-2028	3,400,000	3,400,000
California PCFA Solid Waste Milk Time Dairy Farms Project (Resource Recovery Revenue, CoBank ACB LOC)	0.15	11-1-2027	6,000,000	6,000,000
California PCFA Waste Connection Incorporated Project (Resource Recovery Revenue, Bank of America NA LOC)	0.12	8-1-2018	10,100,000	10,100,000
California Series A Sub Series A-1-2 (GO, Royal Bank of Canada LOC)	0.07	5-1-2040	35,950,000	35,950,000
California Statewide CDA Sweep Loan Program Series A (Health Revenue, U.S. Bank NA LOC)	0.08	8-1-2035	15,000,000	15,000,000
California Statewide Communities Concord Green Apartments Project (Housing Revenue, East West Bank LOC)	0.11	6-1-2028	8,700,000	8,700,000
Central Basin California Municipal Water Distribution Series B (Water & Sewer Revenue, U.S. Bank NA LOC)	0.10	8-1-2037	12,315,000	12,315,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage California Municipal Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Clipper Tax Exempt Certificate Trust Series 2012-04AX (Utilities Revenue, State Street Bank & Trust Company LIQ) 144A	0.11%	10-1-2031	$16,975,000	$16,975,000
Corona CA Household Bank Project B (Housing Revenue, FNMA Insured, FNMA LIQ)	0.13	2-1-2023	11,000,000	11,000,000
Eastern Municipal Water District of Southern California Water & Sewer COP Series D (Water & Sewer Revenue, U.S. Bank NA SPA)	0.07	7-1-2023	10,400,000	10,400,000
Eclipse Funding Trust 2006-0002 Solar Eclipse Los Angeles (GO, U.S. Bank NA LOC, U.S. Bank NA LIQ)	0.13	7-1-2030	10,000	10,000
Eclipse Funding Trust 2006-0065 Solar Eclipse Pepperdine University (Education Revenue, U.S. Bank NA LOC, U.S. Bank NA LIQ)	0.10	12-1-2013	2,165,000	2,165,000
Eclipse Funding Trust 2007-0079 Solar Eclipse Los Angeles (GO, U.S. Bank NA LOC, U.S. Bank NA LIQ)	0.10	8-1-2032	10,155,000	10,155,000
Elsinore Valley CA Municipal Water District COP Series B (Water & Sewer Revenue, U.S. Bank NA LOC)	0.10	7-1-2035	16,430,000	16,430,000
Golden State Tobacco Securitization Corporation California Series 3123 (Tobacco Revenue, Morgan Stanley Bank LIQ) 144A	0.20	6-1-2045	21,290,000	21,290,000
Hartnell CA Community College District PUTTER Series 2966 (GO, AGM Insured, JPMorgan Chase & Company LIQ)	0.16	6-1-2014	4,800,000	4,800,000
Hesperia CA COP Civic Plaza Financing (Miscellaneous Revenue, Bank of America NA LOC)	0.17	10-1-2034	12,415,000	12,415,000
Highland CA RDA Jeffrey Court Senior Apartments (Housing Revenue, East West Bank LOC)	0.11	3-1-2028	6,620,000	6,620,000
JPMorgan Chase PUTTER/DRIVER Trust Series 3974Z Arcadia CA Unified School District (GO, AGM Insured, JPMorgan Chase & Company LIQ) 144A	0.13	8-1-2015	3,960,000	3,960,000
JPMorgan Chase PUTTER/DRIVER Trust Series 4071 Sacramento CA MUD (Utilities Revenue, BHAC/AGM/Ambac Insured, JPMorgan Chase & Company LIQ) 144A	0.12	11-15-2013	3,500,000	3,500,000
JPMorgan Chase PUTTER/DRIVER Trust Series 4265 (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	5-30-2013	20,800,000	20,800,000
Kings County CA Housing Authority Edgewater Isle Apartments Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	2-15-2031	6,100,000	6,100,000
Las Virgenes CA Unified School District Series A Austin Trust Bank of America Certificates Series 2008 3044X (Tax Revenue, AGM Insured, Bank of America NA LIQ)	0.14	8-1-2031	6,665,000	6,665,000
Los Angeles CA Airport PUTTER Series 2000-A (Airport Revenue, JPMorgan Chase & Company LIQ) 144A	0.15	11-15-2025	8,000,000	8,000,000
Los Angeles CA Community College District Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series O-4 (GO, Royal Bank of Canada LIQ) 144A	0.09	8-1-2033	5,000,000	5,000,000
Los Angeles CA Community RDA Security Building Project Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.13	12-15-2034	6,290,000	6,290,000
Los Angeles CA COP Samuel A Fryer Yavney Series A (Education Revenue, California Bank & Trust LOC)	0.16	8-1-2038	7,150,000	7,150,000
Los Angeles CA IDA Megatoys Project (Miscellaneous Revenue, East West Bank LOC)	0.16	7-1-2031	3,000,000	3,000,000
Los Angeles CA International Airport JPMorgan Chase PUTTER/DRIVER Trust Series 4174 (Airport Revenue, JPMorgan Chase & Company LIQ) 144A	0.14	11-15-2016	8,925,000	8,925,000
Los Angeles CA Mission Village Terrace Apartments (Housing Revenue, East West Bank LOC)	0.11	7-1-2027	3,540,000	3,540,000
Los Angeles CA Watts Athens Apartments Series A (Housing Revenue, Citibank (West) FSB LOC)	0.10	8-15-2030	4,300,000	4,300,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage California Municipal Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Manteca CA RDA Amended Merger Project (Tax Revenue, State Street Bank & Trust Company LOC)	0.09%	10-1-2042	$10,375,000	$10,375,000
Menlo Park CA CDA Las Pulgas Community Development (Tax Revenue, State Street Bank & Trust Company LOC, Ambac Insured)	0.09	1-1-2031	28,220,000	28,220,000
Metropolitan Water District of Southern California JPMorgan Chase PUTTER/DRIVER Trust Series 3655Z (Water & Sewer Revenue, JPMorgan Chase & Company LIQ) 144A	0.11	7-1-2017	3,500,000	3,500,000
Modesto CA MFHR Live Oak Apartments Project (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	9-15-2024	1,450,000	1,450,000
Morgan Hill CA RDA Tax Allocation Ojo de Agua Redevelopment Project A (Tax Revenue, Scotia Bank LOC)	0.10	9-1-2033	15,210,000	15,210,000
Newport Beach CA Hoag Memorial Hospital Series D (Health Revenue, JPMorgan Chase & Company LOC)	0.09	12-1-2040	11,100,000	11,100,000
Newport Beach CA Memorial Hospital Series E (Health Revenue, Northern Trust Company LOC)	0.09	12-1-2040	12,310,000	12,310,000
Oakland CA Joint Powers Financing Authority Revenue Series A (Housing Revenue, Citibank NA LOC)	0.16	7-1-2033	15,215,000	15,215,000
Oceanside CA MFHR Ace-Shadow Way Apartments Project Series 2009 (Housing Revenue, FHLMC LOC)	0.09	3-1-2049	2,350,000	2,350,000
Orange County CA Apartment Development Revenue Park Ridge Villas Project (Housing Revenue, FNMA Insured, FNMA LIQ)	0.09	11-15-2028	3,500,000	3,500,000
Petaluma CA Community Development Commission MFHR Oakmont at Petaluma Series A (Health Revenue, U.S. Bank NA LOC)	0.13	4-1-2026	500,000	500,000
Sacramento County CA Housing Authority Logan Park Apartments Series E (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.13	5-1-2042	10,000,000	10,000,000
Sacramento County CA Housing Authority MFHR Cascades Series D (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	9-15-2035	6,535,000	6,535,000
Sacramento County CA Housing Authority MFHR Normandy Park Apartments Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	2-15-2033	6,000,000	6,000,000
Sacramento County CA Housing Authority Seasons at Winter Series C2 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.11	8-1-2034	2,900,000	2,900,000
Sacramento County CA Housing Authority Shadowood Apartments Project Issue A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.12	12-1-2022	18,400,000	18,400,000
Sacramento County CA Housing Authority Shenandoah Apartments Series F (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	9-15-2036	5,205,000	5,205,000
Sacramento County CA Suburban Water District Series A (Miscellaneous Revenue, Sumitomo Mitsui Banking LOC)	0.09	11-1-2034	9,600,000	9,600,000
San Bernardino County CA RDA Silver Woods Apartments Project (Housing Revenue, FNMA Insured, FNMA LIQ)	0.16	5-1-2026	7,000,000	7,000,000
San Bernardino County CA MFHR Green Valley Apartments Project Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.16	5-15-2029	6,115,000	6,115,000
San Bernardino County CA Parkview Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.20	2-15-2027	1,500,000	1,500,000
San Diego County CA Community College District Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series O-8 (GO, Royal Bank of Canada LIQ) 144A	0.09	8-1-2019	11,000,000	11,000,000
San Diego County CA Housing Authority MFHR Studio 15 Series B (Housing Revenue, Citibank NA LOC)	0.11	10-1-2039	5,315,000	5,315,000
San Diego County CA Regional Transportation Community Limited Tax Series C (Tax Revenue, Mizuho Corporate Bank SPA)	0.09	4-1-2038	26,930,000	26,930,000
San Diego County CA Water Authority COP Series 2873 (Water & Sewer Revenue, AGM Insured, JPMorgan Chase & Company LIQ)	0.11	5-1-2013	1,545,000	1,545,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage California Municipal Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
San Francisco CA City & County Airports Commission Second Series 36C (Airport Revenue, U.S. Bank NA LOC)	0.08%	5-1-2026	$14,070,000	$14,070,000
San Francisco CA City & County Public Utilities Commission PFOTER PT-4723 (Water & Sewer Revenue, Bank of America NA LIQ) 144A	0.10	11-1-2036	18,660,000	18,660,000
San Francisco CA City & County RDA Community Facilities District # 4 (Tax Revenue, Bank of America NA LOC)	0.14	8-1-2032	2,640,000	2,640,000
San Francisco CA City & County RDA Community Facilities District Hunters Point Series A (Tax Revenue, JPMorgan Chase & Company LOC)	0.12	8-1-2036	9,450,000	9,450,000
San Francisco CA City & County RDA Fillmore Center Series B1 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.11	12-1-2017	37,500,000	37,500,000
San Francisco CA City & County RDA Maria Manor Apartments Series F (Housing Revenue, Citibank NA LOC)	0.15	12-1-2033	1,325,000	1,325,000
San Francisco CA City & County RDA Orlando Cepeda Place Series D (Housing Revenue, Citibank NA LOC)	0.20	11-1-2033	7,825,000	7,825,000
San Jose CA MFHR Villa Monterey Apartments Series F (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	7-15-2035	8,000,000	8,000,000
San Leandro CA Carlton Plaza Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.13	9-15-2032	1,120,000	1,120,000
Santa Clara CA Refunding Subseries B (Utilities Revenue, Bank of Tokyo-Mitsubishi LOC)	0.09	7-1-2027	24,015,000	24,015,000
Santa Clara County CA Financing Authority Multiple Facilities Projects Series M (Miscellaneous Revenue, Bank of America NA LOC)	0.09	5-15-2035	8,900,000	8,900,000
Santa Clara Valley CA Transportation Authority Measure A Project Series C (Tax Revenue, Sumitomo Mitsui Banking SPA)	0.09	4-1-2036	30,660,000	30,660,000
Santa Clara Valley CA Transportation Authority Series C (Tax Revenue, State Street Bank & Trust Company SPA)	0.06	6-1-2026	12,150,000	12,150,000
Santa Rosa CA Alderbrook Heights Apartments (Housing Revenue, Exchange Bank LOC)	0.15	5-1-2040	3,120,000	3,120,000
Simi Valley CA Shadowridge Apartments Project (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.11	9-1-2019	24,800,000	24,800,000
Southern California Public Power Authority Magnolia Power Project Series 2009-1-A (Utilities Revenue, U.S. Bank NA LOC)	0.08	7-1-2036	25,715,000	25,715,000
Tahoe Forest California Hospital District (Health Revenue, U.S. Bank NA LOC)	0.09	7-1-2033	2,445,000	2,445,000
Vallejo CA Housing Authority Multi-Family Mortgage Refunding (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	5-15-2022	885,000	885,000
Whittier CA Whittier College Series 2008 (Education Revenue, U.S. Bank NA LOC)	0.10	12-1-2038	7,340,000	7,340,000

				1,339,317,423

Other: 0.78%

Variable Rate Demand Notes ø: 0.78%
FHLMC Multi-Family Certificates (Housing Revenue)	0.16	11-15-2034	10,014,820	10,014,820
FHLMC Multi-Family Certificates (Housing Revenue)	0.16	8-15-2045	2,029,011	2,029,011

				12,043,831

Puerto Rico: 2.99%

Variable Rate Demand Notes ø: 2.99%
Puerto Rico Commonwealth Highway & Transportation Authority Series A (Tax Revenue, Scotia Bank LOC)	0.08	7-1-2028	10,000,000	10,000,000
Puerto Rico Sales Tax Financing Corporation ROC RR-II-R-11763 (Tax Revenue, Citibank NA LIQ) 144A	0.12	12-1-2047	12,750,000	12,750,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage California Municipal Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Puerto Rico Sales Tax Financing Corporation ROC RR-II-R-11779 (Tax Revenue, Citibank NA LIQ) 144A	0.12%	12-1-2047	$6,000,000	$6,000,000
Puerto Rico Sales Tax Financing Corporation ROC RR-II-R-11851 (Tax Revenue, BHAC/FGIC Insured, Citibank NA LIQ) 144A	0.12	2-1-2016	7,500,000	7,500,000
Puerto Rico Sales Tax Financing Corporation Series 3033 (Tax Revenue) 144A	0.10	8-1-2057	9,995,000	9,995,000

				46,245,000

Total Municipal Obligations (Cost $1,546,508,235)				1,546,508,235

Total investments in securities
(Cost $1,546,508,235)*	99.92%	1,546,508,235
Other assets and liabilities, net	0.08	1,310,340

Total net assets	100.00%	$1,547,818,575

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

§	Security is subject to a demand feature which reduces the effective maturity.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage California Municipal Money Market Fund	Statement of assets and liabilities—January 31, 2013

Assets
Investments in unaffiliated securities, at amortized cost	$1,546,508,235
Cash	90,417
Receivable for investments sold	15,000
Receivable for Fund shares sold	113
Receivable for interest	1,500,106
Receivable from adviser	348,372
Prepaid expenses and other assets	14,569

Total assets	1,548,476,812

Liabilities
Dividends payable	7,992
Payable for Fund shares redeemed	20,023
Distribution fees payable	22,701
Due to other related parties	271,904
Shareholder report expenses payable	34,803
Custodian and accounting fees payable	59,438
Shareholder servicing fees payable	176,663
Professional fees payable	34,415
Accrued expenses and other liabilities	30,298

Total liabilities	658,237

Total net assets	$1,547,818,575

NET ASSETS CONSIST OF
Paid-in capital	$1,547,816,957
Overdistributed net investment income	(152)
Accumulated net realized gains on investments	1,770

Total net assets	$1,547,818,575

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class A	$623,898,235
Shares outstanding – Class A	623,892,977
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$100,049
Shares outstanding – Administrator Class	100,048
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$780,068,678
Shares outstanding – Institutional Class	780,062,033
Net asset value per share – Institutional Class	$1.00
Net assets – Service Class	$67,723,976
Shares outstanding – Service Class	67,723,417
Net asset value per share – Service Class	$1.00
Net assets – Sweep Class	$76,027,637
Shares outstanding – Sweep Class	76,027,013
Net asset value per share – Sweep Class	$1.00

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended January 31, 2013	Wells Fargo Advantage California Municipal Money Market Fund	17

Investment income
Interest	$3,269,410

Expenses
Advisory fee	1,861,820
Administration fees
Fund level	930,910
Class A	1,962,949
Administrator Class	99
Institutional Class	625,687
Service Class	110,877
Sweep Class	208,955
Shareholder servicing fees
Class A	2,227,972
Administrator Class	99
Service Class	227,103
Sweep Class	237,449
Distribution fees
Sweep Class	332,429
Custody and accounting fees	106,396
Professional fees	32,160
Registration fees	17,784
Shareholder report expenses	56,532
Trustees’ fees and expenses	9,736
Other fees and expenses	89,579

Total expenses	9,038,536
Less: Fee waivers and/or expense reimbursements	(5,984,355)

Net expenses	3,054,181

Net investment income	215,229

Net realized gains on investments	83,162

Net increase in net assets resulting from operations	$298,391

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage California Municipal Money Market Fund	Statement of changes in net assets

	Year ended January 31, 2013		Year ended January 31, 2012

Operations
Net investment income		$215,229		$358,514
Net realized gains on investments		83,162		147,183

Net increase in net assets resulting from operations		298,391		505,697

Distributions to shareholders from
Net investment income
Class A		(89,467)		(130,513)
Administrator Class		(10)		(11)
Institutional Class		(106,964)		(190,269)
Service Class		(9,265)		(10,885)
Sweep Class		(9,523)		(26,836)
Net realized gains
Class A		(38,169)		(67,718)
Administrator Class		(5)		(6)
Institutional Class		(38,088)		(50,466)
Service Class		(3,889)		(6,958)
Sweep Class		(4,043)		(8,645)

Total distributions to shareholders		(299,423)		(492,307)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,535,128,493	1,535,128,493	1,829,259,476	1,829,259,476
Administrator Class	24,028	24,028	0	0
Institutional Class	1,923,231,073	1,923,231,073	2,448,893,444	2,448,893,444
Service Class	111,081,003	111,081,003	133,322,261	133,322,261
Sweep Class	1,566,899	1,566,899	607,512,369	607,512,369

		3,571,031,496		5,018,987,550

Reinvestment of distributions
Class A	118,849	118,849	187,924	187,924
Administrator Class	15	15	17	17
Institutional Class	17,544	17,544	29,683	29,683
Service Class	8,125	8,125	10,362	10,362
Sweep Class	13,566	13,566	35,481	35,481

		158,099		263,467

Payment for shares redeemed
Class A	(2,039,679,039)	(2,039,679,039)	(2,188,008,598)	(2,188,008,598)
Administrator Class	(24,028)	(24,028)	0	0
Institutional Class	(2,027,965,866)	(2,027,965,866)	(2,395,240,429)	(2,395,240,429)
Service Class	(149,597,158)	(149,597,158)	(128,403,873)	(128,403,873)
Sweep Class	(46,455,639)	(46,455,639)	(889,485,688)	(889,485,688)

		(4,263,721,730)		(5,601,138,588)

Net decrease in net assets resulting from capital share transactions		(692,532,135)		(581,887,571)

Total decrease in net assets		(692,533,167)		(581,874,181)

Net assets
Beginning of period		2,240,351,742		2,822,225,923

End of period		$1,547,818,575		$2,240,351,742

Overdistributed net investment income		$(152)		$(152)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage California Municipal Money Market Fund	19

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
CLASS A	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.03
Net realized gains (losses) on investments	0.00 [3]	0.00 [3]	0.00	(0.00)	0.00 [3]	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.03
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.03)
Net realized gains	(0.00)[3]	(0.00)[3]	0.00	(0.00)[3]	(0.00)[3]	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.02%	0.02%	0.01%	0.02%	1.22%	2.85%
Ratios to average net assets (annualized)
Gross expenses	0.64%	0.63%	0.69%	0.87%	0.85%	0.83%
Net expenses	0.17%	0.16%	0.32%	0.44%	0.66%	0.65%
Net investment income	0.01%	0.01%	0.01%	0.01%	1.19%	2.79%
Supplemental data
Net assets, end of period (000s omitted)	$623,898	$1,128,321	$1,486,876	$1,948,313	$3,291,922	$3,837,463

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage California Municipal Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2013	2012	2011[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net realized gains	(0.00)[2]	(0.00)[2]	0.00

Total distributions to shareholders	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00
Total return[3]	0.02%	0.02%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.36%	0.36%	0.37%
Net expenses	0.17%	0.15%	0.30%
Net investment income	0.01%	0.01%	0.03%
Supplemental data
Net assets, end of period (000s omitted)	$100	$100	$100

1.	For the period from June 30, 2010 (commencement of class operations) to January 31, 2011

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage California Municipal Money Market Fund	21

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
INSTITUTIONAL CLASS	2013	2012	2011[1]	2010	2009[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01
Net realized gains (losses) on investments	0.00 [3]	0.00 [3]	0.00	(0.00)	0.00 [3]

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)
Net realized gains	(0.00)[3]	(0.00)[3]	0.00	(0.00)[3]	(0.00)[3]

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.02%	0.03%	0.12%	0.20%	1.47%
Ratios to average net assets (annualized)
Gross expenses	0.25%	0.24%	0.28%	0.48%	0.46%
Net expenses	0.16%	0.14%	0.20%	0.24%	0.22%
Net investment income	0.01%	0.02%	0.12%	0.23%	1.59%
Supplemental data
Net assets, end of period (000s omitted)	$780,069	$884,793	$831,108	$236,353	$370,572

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	For the period from March 31, 2008 (commencement of class operations) to February 28, 2009

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage California Municipal Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
SERVICE CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.03
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00	0.00	0.00 [3]	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.03
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.03)
Net realized gains	(0.00)[3]	(0.00)[3]	0.00	(0.00)[3]	(0.00)[3]	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.02%	0.02%	0.01%	0.06%	1.42%	3.05%
Ratios to average net assets (annualized)
Gross expenses	0.53%	0.53%	0.62%	0.77%	0.75%	0.73%
Net expenses	0.17%	0.15%	0.32%	0.38%	0.47%	0.45%
Net investment income	0.01%	0.01%	0.01%	0.07%	1.43%	2.94%
Supplemental data
Net assets, end of period (000s omitted)	$67,724	$106,229	$101,301	$397,508	$709,029	$970,945

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage California Municipal Money Market Fund	23

(For a share outstanding throughout each period)

	Year ended January 31
SWEEP CLASS	2013	2012	2011[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net realized gains	(0.00)[2]	(0.00)[2]	0.00

Total distributions to shareholders	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00
Total return[3]	0.02%	0.02%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.99%	0.98%	0.98%
Net expenses	0.17%	0.17%	0.29%
Net investment income	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$76,028	$120,909	$402,840

1.	For the period from June 30, 2010 (commencement of class operations) to January 31, 2011

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage California Municipal Money Market Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage California Municipal Money Market Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Advantage California Municipal Money Market Fund	25

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follow:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2013, all of the Fund’s investments in securities were valued using Level 2 inputs since the primary inputs include credit quality of the issuer and short-term interest rates which are observable and the use of amortized cost.

Further details on the major security types can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended January 31, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee of 0.10% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an

26	Wells Fargo Advantage California Municipal Money Market Fund	Notes to financial statements

annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Sweep Class	0.22%
Administrator Class	0.10
Institutional Class	0.08
Service Class	0.12

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.65% for Class A shares, 0.30% for Administrator Class shares, 0.20% for Institutional Class shares, 0.45% for Service Class shares and 1.00% for Sweep Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Sweep Class shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.35% of its average daily net assets.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class and Sweep Class of the Fund is charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended January 31, 2013 and January 31, 2012 were as follows:

	Year Ended January 31,
	2013	2012
Ordinary income	$67,430	$6,320
Tax-exempt income	215,229	358,023
Long-term capital gain	16,764	127,964

As of January 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income
$1,770	$13,952

6. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Advantage California Municipal Money Market Fund	27

8. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

28	Wells Fargo Advantage California Municipal Money Market Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage California Municipal Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, each of the periods within the eleven month period from March 1, 2010 to January 31, 2011, and each of the years or periods in the three-year period ended February 28, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage California Municipal Money Market Fund as of January 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 26, 2013

Other information (unaudited)	Wells Fargo Advantage California Municipal Money Market Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $16,764 was designated as long-term capital gain distributions for the fiscal year ended January 31, 2013.

For the fiscal year ended January 31, 2013, $67,430 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, seven-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage California Municipal Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 136 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage California Municipal Money Market Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 75 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 75 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage California Municipal Money Market Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

215091 03-13 A301/AR301 1-13

Wells Fargo Advantage

Cash Investment Money Market Fund

Annual Report

January 31, 2013

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The views expressed and any forward-looking statements are as of January 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of January 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Cash Investment Money Market Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Cash Investment Money Market Fund for the 12-month period that ended January 31, 2013. The past 12 months were marked by accommodative central bank policies, low interest rates, and regulatory uncertainty. Despite the challenges of a changing market landscape, we continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

The Federal Reserve remained focused on spurring economic growth.

Citing its dual mandate of fostering maximum employment and price stability, the Federal Reserve (Fed) reaffirmed its commitment to highly accommodative monetary policy. In addition, the Fed formally announced that exceptionally low interest rates would be appropriate at least as long as the unemployment rate remains above 6.5% and inflation remains no more than half a percentage point above its 2.0% inflation target. It also continued its quantitative easing program.

Despite aggressive monetary policy accommodation, the U.S. economic recovery remained weak compared with previous business cycles. Three forces—discretionary fiscal policy, housing market activity, and household income expectations—have not been firing on all cylinders and therefore the recovery has been tepid up to this point. Further, many households still face barriers to credit access, and businesses have been reluctant to spend in the face of economic and policy uncertainty.

Yields remained low.

Yields remained near record lows due to a combination of strong demand and limited supply of money market securities. Not only did the Fed keep its federal funds target rate near zero, but strong demand for U.S. Treasuries also contributed to low yields as investments in other areas—notably the eurozone—were seen as risky due to the weak finances of the peripheral countries and many banks. The infusions of liquidity into the European banking system did alleviate credit stresses over the course of the year as indicated by the three-month London Interbank Offered Rate (LIBOR), which fell nearly 30 basis points (bps; 100 bps equals 1.00%) by the end of December 2012, which was approximately half of what it was at the same point in 2011.

Overall supply in the money markets continued to decrease as some issuers deleveraged and others issued long-term debt to take advantage of low interest rates. As of December 31, 2012, U.S. government debt makes up the vast majority of the money market supply. Treasuries, agencies, and repurchase agreements comprise more than 75% of the money market supply. Prime instruments make up only 22% of the total, and nearly three-quarters of those securities were issued by foreign entities.

Despite interest rates remaining low, these rates have not been a death knell for the money market industry. Investors are involved in this sector for complex reasons, and yield has been but one component driving their investment choices. More often, relative safety, diversification, and liquidity have been higher-value propositions to these investors, factors that were not diminished by Fed policy or technical developments.

Money market regulations remained under review.

Regulators remained concerned about potential systemic risk from money market funds in the event of another financial crisis and sought further revisions to money market fund regulations in order to mitigate that risk. In August 2012, however, former-SEC

Letter to shareholders (unaudited)	Wells Fargo Advantage Cash Investment Money Market Fund	3

Chairman Mary Schapiro issued a statement indicating that, in light of the stated positions of a majority of the SEC commissioners, the SEC would not call a vote on a proposal to modify money market fund regulations. In November 2012, the Financial Stability Oversight Council (FSOC) proposed additional regulations to the SEC in an attempt to address any perceived risk that investors may redeem en masse, or run, from money market funds in response to market distress. These proposed measures included requiring money market funds to maintain a floating-rate net asset value, withhold a minimum balance at risk from redeeming shareholders, and/or maintain capital buffers. As of January 31, 2013, the FSOC was reviewing comment letters from the public, including ourselves (Wells Fargo Funds Management, LLC), regarding its proposals. As we gain clarity in the coming months regarding potential changes to the regulation of money market funds, we will provide further communications to you about them.

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs. Our focus on preservation of capital and liquidity is the basis of our investment philosophy. We are proud of our comprehensive lineup of prime, government, and tax-exempt money market funds.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs.

4	Wells Fargo Advantage Cash Investment Money Market Fund	Money market overview (unaudited)

Overview

Three themes dominated the prime sector during the 12-month period that ended January 31, 2013: central bank actions, rating agency actions, and the overall supply of investments. The year began with the focus on Europe and the European Central Bank’s (ECB’s) Long-Term Refinancing Operation (LTRO). Conducted by the ECB to provide unlimited amounts of three-year financing to banks at a below-market clearing rate at the time, the objective was to provide enough liquidity to allow banks to repay their 2012 maturities as well as boost investor confidence. In total, European banks took €1 trillion through the LTRO. This additional liquidity was viewed positively, resulting in greater European bank exposure on both a secured and unsecured basis. Even Greece’s debt restructuring and slowing economic growth in the United Kingdom and Spain did little to dampen investors’ enthusiasm as they instead focused on positive earnings news from European banks. The first opportunity for banks to repay their LTRO borrowings occurred in January 2013 when 278 banks repaid €137 billion, reinforcing the perception that the European financial situation has stabilized.

At mid-year, with world economies sluggish and risk aversion still pervasive, the Federal Reserve (Fed) and the ECB stepped up their rhetoric and actions in an attempt to improve financial conditions. The Fed announced a continuation of quantitative easing programs and changed how it communicated monetary accommodation from a strategy that was largely date-focused to one that was tied to explicit inflation and unemployment thresholds as a guide to interest-rate policy.

Even as the Fed was actively trying to stimulate the economy, the ECB was fighting off rumors of the eurozone breaking up. As the yields on the securities of certain eurozone nations were significantly widening, the ECB president declared the ECB would “do whatever it takes” to preserve the euro. The functional part of this statement took the form of outright monetary transactions, which provide conditional liquidity backstop to eurozone members. The ECB essentially purchased unlimited amounts of one- to three-year sovereign debt in the secondary market to lower borrowing costs and improve market liquidity. Market response was largely positive and solvency concerns in the eurozone have subsided.

In mid-June 2012, Moody’s downgraded a number of the 17 global capital markets intermediaries and other banks it had placed on credit watch earlier in the year. Market participants were initially concerned that other rating agencies would follow suit, further reducing the supply of money market-eligible investments. However, no other agencies acted in a like manner, and the downgrade by Moody’s did not change the eligibility of these credits for purchase by money market funds; thus, the downgrade ultimately had a minimal impact on credit or market liquidity.

Finally, the supply of money market fund-eligible securities was an ongoing concern. As individuals and institutions pared their overall level of debt and issuers took advantage of extremely low rates to extend the maturity of their remaining debt, the amount of short-term debt outstanding declined, leading to falling short-term interest rates.

Foreign financial issuers provided one of the few bright spots in terms of supply. While the total amount of commercial paper (CP) outstanding has fallen to half of its August 2007 peak and total asset-backed CP declined 75%, issuance by foreign financials rose by over one-third. Total financial CP outstanding has increased roughly $65 billion since July 2012; of that amount, over 70%, or $46 billion, is from foreign issuers.

For much of the year, municipal variable-rate demand notes (VRDNs) had been an attractive alternative for our prime funds to repurchase agreements or short-term deposits. However, inflows into municipal money market funds in the last several months of this period resulted in an increased demand for VRDNs. When combined with a more than 5% reduction in supply over the year, yields on VRDNs fell to levels where most were no longer attractive compared with alternative investments.

In our view, the risks inherent in pushing the boundaries in credit or increasing the weighted average maturities of our portfolios to extremes are not offset by the small incremental yield increase available. After the Fed and the ECB actively gave support to risk assets, we selectively extended the term of our maturities to capture a positive-sloping yield curve. However, we endeavored to continue to maintain a high degree of liquidity and diversification, as we believe pursuing this strategy will allow us to quickly adjust the portfolios to benefit our shareholders in changing market conditions.

Money market overview (unaudited)	Wells Fargo Advantage Cash Investment Money Market Fund	5

Strategic outlook

As we look to the next fiscal year, many uncertainties remain for money markets funds and the money market industry. Regulators continue to discuss the potential for further changing the standards and practices for money market funds beyond those already implemented. From a market perspective, the Fed has been quite clear about its intent to keep interest rates low for an extended period. But we believe eventually interest rates will begin to normalize, and after a number of years of near-zero rates, the adjustment process may not be smooth. It’s also possible that another debate on raising the debt ceiling could take place later this spring or summer, and as we saw in August 2011, those debates could lead to meaningful dislocations in the markets. In the face of these challenges, we believe that our portfolio strategy, with its focus on capital preservation and portfolio liquidity, will enable the Fund to continue to meet its objectives.

6	Wells Fargo Advantage Cash Investment Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

David D. Sylvester

Laurie White

Average annual total returns1 (%) as of January 31, 2013

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Administrator Class (WFAXX)	7-31-2003	0.01	0.55	1.77	0.35	0.35
Institutional Class (WFIXX)	10-14-1987	0.07	0.65	1.90	0.23	0.20
Select Class (WFQXX)	6-29-2007	0.14	0.72	1.93	0.19	0.13
Service Class (NWIXX)	10-14-1987	0.01	0.49	1.67	0.52	0.50

Fund yield summary[3] (%) as of January 31, 2013	Administrator Class	Institutional Class	Select Class	Service Class
7-day current yield	0.01	0.07	0.14	0.01
7-day compound yield	0.01	0.07	0.14	0.01
30-day simple yield	0.01	0.07	0.14	0.01
30-day compound yield	0.01	0.07	0.14	0.01

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available at the Fund’s website – wellsfargoadvantagefunds.com.

Each class is sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectuses.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Cash Investment Money Market Fund	7

Portfolio composition[4] as of January 31, 2013

Weighted average maturity[6] (as of January 31, 2013)
31 days

Weighted average final maturity[7] (as of January 31, 2013)
54 days

Effective maturity distribution[5] as of January 31, 2013

1.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Service Class shares, and includes the higher expenses applicable to the Service Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Select Class shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through May 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been (0.07)%, 0.05%, 0.09%, and (0.24)% for Administrator Class, Institutional Class, Select Class, and Service Class, respectively.

4.	Portfolio composition is subject to change and is calculated based on the total investments of the Fund.

5.	Effective maturity distribution is subject to change and is calculated based on the total investments of the Fund.

6.	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes.

7.	Weighted Average Final Maturity (WAFM): WAFM is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAFM allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAFM is a way to measure a fund’s potential sensitivity to credit spread changes.

8	Wells Fargo Advantage Cash Investment Money Market Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2012 to January 31, 2013.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2012	Ending account value 1-31-2013	Expenses paid during the period¹	Net annual expense ratio
Administrator Class
Actual	$1,000.00	$1,000.05	$1.41	0.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.73	$1.42	0.28%
Institutional Class
Actual	$1,000.00	$1,000.45	$1.01	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%
Select Class
Actual	$1,000.00	$1,000.80	$0.65	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	$0.66	0.13%
Service Class
Actual	$1,000.00	$1,000.05	$1.41	0.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.73	$1.42	0.28%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Cash Investment Money Market Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Certificates of Deposit: 25.37%
Banco Del Estado De Chile	0.24%	4-5-2013	$45,000,000	$45,000,000
Banco Del Estado De Chile	0.25	5-7-2013	40,000,000	40,000,000
Bank of Montreal	0.15	2-13-2013	32,000,000	32,000,000
Bank of Montreal	0.19	5-2-2013	34,000,000	34,000,000
Bank of Montreal	0.22	2-5-2013	50,000,000	50,000,000
Bank of Montreal	0.23	3-1-2013	31,000,000	31,000,000
Bank of Montreal	0.23	3-5-2013	55,000,000	55,000,000
Bank of Montreal	0.23	4-3-2013	55,000,000	55,000,000
Bank of Montreal	0.27	3-25-2013	47,000,000	47,000,000
Bank of Nova Scotia	0.17	2-1-2013	122,000,000	122,000,000
Bank of Tokyo-Mitsubishi LLC	0.17	2-4-2013	105,000,000	105,000,000
Barclays Bank plc ±	0.79	6-28-2013	45,000,000	45,000,000
Barclays Bank plc ±	0.81	12-12-2013	122,000,000	122,000,000
Barclays Bank plc ±	0.91	9-30-2013	45,000,000	45,000,000
Canadian Imperial Bank ±	0.61	6-3-2013	12,000,000	12,012,418
Credit Agricole CIB	0.19	2-1-2013	254,000,000	254,000,000
DNB Nor Bank ASA	0.16	2-1-2013	169,000,000	169,000,000
DNB Nor Bank ASA	0.30	5-14-2013	42,000,000	41,998,803
HSBC Bank plc	0.17	2-1-2013	190,000,000	190,000,000
HSBC Bank plc	0.23	2-1-2013	58,000,000	58,000,000
Industrial & Commercial Bank of China (New York)	0.25	2-28-2013	45,000,000	45,000,000
Manufacturers & Traders Trust Company	0.17	2-1-2013	53,000,000	53,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.25	2-1-2013	63,000,000	63,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.25	4-10-2013	65,000,000	65,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.25	4-11-2013	35,000,000	35,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.26	4-9-2013	50,000,000	50,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.29	4-12-2013	60,000,000	59,966,773
National Australia Bank Limited	0.27	2-1-2013	16,000,000	16,000,000
National Australia Bank Limited ±	1.50	1-30-2014	46,000,000	46,531,133
National Australia Bank Limited ±	1.55	1-17-2014	45,000,000	45,523,750
National Bank of Kuwait	0.18	2-1-2013	92,000,000	92,000,000
Natixis Cayman Islands	0.18	2-1-2013	197,000,000	197,000,000
Nordea Bank plc	0.25	3-28-2013	40,000,000	40,000,000
Nordea Bank plc	0.36	2-19-2013	50,000,000	50,004,493
Norinchukin Bank	0.16	2-1-2013	130,000,000	130,000,000
Norinchukin Bank	0.17	2-6-2013	140,000,000	140,000,000
Norinchukin Bank	0.33	3-6-2013	12,000,000	12,000,329
Oversea-Chinese Banking Corporation Limited	0.15	2-7-2013	19,000,000	18,999,905
Oversea-Chinese Banking Corporation Limited	0.16	2-6-2013	30,000,000	29,999,917
Oversea-Chinese Banking Corporation Limited	0.16	2-8-2013	16,000,000	15,999,938
Oversea-Chinese Banking Corporation Limited	0.22	2-22-2013	30,000,000	30,000,000
Royal Bank of Canada ±	0.35	7-26-2013	75,000,000	75,000,000
Royal Bank of Canada ±	0.36	8-12-2013	80,000,000	80,000,000
Royal Bank of Canada ±	0.36	8-6-2013	30,000,000	30,000,000
Skandinaviska Enskilda Banken AG	0.30	4-8-2013	20,000,000	19,999,633
Skandinaviska Enskilda Banken AG ±	0.58	12-3-2013	145,000,000	145,000,000
Societe Generale New York	0.38	4-10-2013	65,000,000	65,000,000
Societe Generale New York	0.38	4-11-2013	65,000,000	65,000,000
State Street Bank & Trust	0.22	3-7-2013	58,000,000	58,000,000
Sumitomo Mitsui Banking Corporation	0.25	2-11-2013	120,000,000	120,000,000

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Cash Investment Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Certificates of Deposit (continued)
Sumitomo Mitsui Banking Corporation	0.25%	4-8-2013	$65,000,000	$65,000,000
Sumitomo Mitsui Banking Corporation	0.25	4-10-2013	20,000,000	20,000,000
Sumitomo Mitsui Banking Corporation	0.25	4-11-2013	25,000,000	25,000,000
Sumitomo Mitsui Banking Corporation	0.25	4-12-2013	35,000,000	35,000,000
Swedbank	0.16	2-1-2013	106,000,000	106,000,000
Toronto-Dominion Bank	0.19	5-8-2013	50,000,000	50,000,000
Toronto-Dominion Bank	0.22	2-13-2013	30,000,000	30,000,000
Toronto-Dominion Bank	0.29	2-4-2013	85,000,000	85,000,000
Toronto-Dominion Bank ±	0.30	7-26-2013	36,000,000	36,000,000
Toronto-Dominion Bank ±	0.30	10-21-2013	50,000,000	50,000,000
Toronto-Dominion Bank	0.31	9-13-2013	45,000,000	45,000,000

Total Certificates of Deposit (Cost $3,993,037,092)				3,993,037,092

Commercial Paper: 48.74%

Asset-Backed Commercial Paper: 19.17%
Alpine Securitization Corporation 144A(z)	0.18	2-27-2013	70,000,000	69,990,900
Alpine Securitization Corporation 144A(z)	0.19	2-4-2013	36,000,000	35,999,430
Alpine Securitization Corporation 144A(z)	0.19	2-19-2013	45,000,000	44,995,725
Alpine Securitization Corporation 144A(z)	0.19	2-20-2013	35,000,000	34,996,490
Alpine Securitization Corporation 144A(z)	0.20	2-12-2013	50,000,000	49,996,944
Anglesea Funding LLC 144A(z)	0.42	2-1-2013	25,000,000	25,000,000
Anglesea Funding LLC 144A(z)	0.42	2-4-2013	20,000,000	19,999,300
Anglesea Funding LLC 144A(z)	0.42	2-27-2013	30,000,000	29,990,900
Antalis US Funding Corporation 144A(z)	0.40	3-21-2013	8,000,000	7,995,733
Atlantic Asset Securitization LLC 144A(z)	0.25	2-12-2013	50,000,000	49,996,181
Atlantic Asset Securitization LLC 144A(z)	0.25	2-15-2013	25,000,000	24,997,569
Atlantic Asset Securitization LLC 144A(z)	0.25	2-19-2013	20,000,000	19,997,500
Bedford Row Funding Corporation 144A(z)	0.35	8-1-2013	35,000,000	34,938,410
CAFCO LLC 144A(z)	0.21	2-28-2013	22,000,000	21,996,535
CAFCO LLC 144A(z)	0.22	2-25-2013	40,000,000	39,994,133
Charta LLC 144A(z)	0.22	2-25-2013	40,000,000	39,994,133
Charta LLC 144A(z)	0.22	3-1-2013	30,000,000	29,994,867
Collateralized Commercial Paper Company LLC (z)	0.30	5-22-2013	34,000,000	33,968,833
Collateralized Commercial Paper Company LLC (z)	0.32	4-10-2013	38,000,000	37,977,031
Collateralized Commercial Paper Company LLC (z)	0.32	4-12-2013	25,000,000	24,984,444
Collateralized Commercial Paper Company LLC 144A(z)	0.33	5-6-2013	70,000,000	69,939,683
Collateralized Commercial Paper Company LLC (z)	0.35	5-13-2013	25,000,000	24,975,451
Collateralized Commercial Paper Company LLC (z)	0.36	2-20-2013	155,000,000	154,970,550
Collateralized Commercial Paper Company LLC (z)	0.41	6-3-2013	83,000,000	82,884,676
Concord Minutemen Capital Company 144A(z)	0.30	3-11-2013	12,000,000	11,996,200
Concord Minutemen Capital Company 144A(z)	0.31	3-5-2013	16,000,000	15,995,591
CRC Funding LLC 144A(z)	0.21	2-28-2013	35,000,000	34,994,488
CRC Funding LLC 144A(z)	0.22	3-1-2013	25,000,000	24,995,721
Fairway Finance Corporation 144A(z)	0.23	2-20-2013	19,000,000	18,997,694
Gotham Funding Corporation 144A(z)	0.21	4-5-2013	2,000,000	1,999,265
Gotham Funding Corporation 144A(z)	0.23	2-19-2013	25,000,000	24,997,125
Gotham Funding Corporation 144A(z)	0.23	3-5-2013	4,000,000	3,999,182
Gotham Funding Corporation 144A(z)	0.23	3-11-2013	10,000,000	9,997,572
Gotham Funding Corporation 144A(z)	0.23	3-12-2013	15,000,000	14,996,263

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Cash Investment Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Commercial Paper (continued)
Gotham Funding Corporation 144A(z)	0.24%	2-4-2013	$35,000,000	$34,999,300
Gotham Funding Corporation 144A(z)	0.24	3-21-2013	25,000,000	24,992,000
Gotham Funding Corporation 144A(z)	0.25	2-21-2013	22,000,000	21,996,944
Gotham Funding Corporation 144A(z)	0.25	3-4-2013	30,000,000	29,993,542
Gotham Funding Corporation 144A(z)	0.25	3-7-2013	22,000,000	21,994,806
Gotham Funding Corporation 144A(z)	0.25	4-2-2013	30,000,000	29,987,500
Govco LLC 144A(z)	0.21	2-22-2013	30,000,000	29,996,325
Govco LLC 144A(z)	0.21	3-8-2013	30,000,000	29,993,875
Govco LLC 144A(z)	0.28	2-15-2013	40,000,000	39,995,644
Legacy Capital Company 144A(z)	0.38	2-7-2013	64,000,000	63,995,947
Legacy Capital Company 144A(z)	0.38	4-18-2013	25,000,000	24,979,944
Lexington Parker Capital Company LLC 144A(z)	0.38	2-7-2013	10,000,000	9,999,367
Lexington Parker Capital Company LLC 144A(z)	0.38	2-8-2013	94,000,000	93,993,054
Lexington Parker Capital Company LLC 144A(z)	0.38	4-18-2013	45,000,000	44,963,900
Liberty Funding LLC 144A(z)	0.18	2-27-2013	21,000,000	20,997,270
Liberty Funding LLC 144A(z)	0.20	2-1-2013	5,000,000	5,000,000
Liberty Funding LLC 144A(z)	0.20	4-2-2013	4,000,000	3,998,667
Liberty Funding LLC 144A(z)	0.22	2-11-2013	20,000,000	19,998,778
Liberty Funding LLC 144A(z)	0.24	2-12-2013	10,000,000	9,999,267
Liberty Funding LLC 144A(z)	0.24	3-4-2013	20,000,000	19,995,867
Liberty Funding LLC 144A(z)	0.25	3-25-2013	25,000,000	24,990,972
Liberty Funding LLC 144A(z)	0.25	3-27-2013	25,000,000	24,990,625
LMA Americas LLC 144A(z)	0.28	2-15-2013	2,000,000	1,999,782
LMA Americas LLC 144A(z)	0.30	2-27-2013	5,000,000	4,998,917
Manhattan Asset Funding LLC 144A(z)	0.22	2-26-2013	65,000,000	64,990,069
Market Street Funding Corporation 144A(z)	0.22	4-9-2013	15,000,000	14,993,858
Market Street Funding Corporation 144A(z)	0.22	4-16-2013	3,000,000	2,998,643
Market Street Funding Corporation 144A(z)	0.23	3-11-2013	22,000,000	21,994,659
MetLife Short Term Funding LLC 144A(z)	0.22	2-5-2013	23,000,000	22,999,438
Old Line Funding LLC 144A(z)	0.20	2-11-2013	25,000,000	24,998,611
Old Line Funding LLC 144A(z)	0.20	3-11-2013	20,000,000	19,995,778
Old Line Funding LLC 144A(z)	0.35	2-8-2013	31,000,000	30,997,890
Regency Markets No.1 LLC 144A(z)	0.19	2-20-2013	81,000,000	80,991,878
Regency Markets No.1 LLC 144A(z)	0.19	2-28-2013	85,000,000	84,987,888
Regency Markets No.1 LLC 144A(z)	0.20	2-14-2013	40,000,000	39,997,111
Regency Markets No.1 LLC 144A(z)	0.20	2-15-2013	25,000,000	24,998,056
Regency Markets No.1 LLC 144A(z)	0.21	2-6-2013	41,000,000	40,998,804
Ridgefield Funding LLC 144A(z)	0.46	2-22-2013	30,000,000	29,991,950
Salisbury Receivables Company 144A(z)	0.22	2-8-2013	14,000,000	13,999,401
Sheffield Receivables Corporation 144A(z)	0.22	2-14-2013	3,000,000	2,999,762
Sheffield Receivables Corporation 144A(z)	0.22	3-6-2013	6,000,000	5,998,790
Sheffield Receivables Corporation 144A(z)	0.36	2-6-2013	13,000,000	12,999,350
Straight-A Funding LLC 144A(z)	0.18	2-4-2013	20,000,000	19,999,700
Straight-A Funding LLC 144A(z)	0.19	2-25-2013	25,000,000	24,996,833
Straight-A Funding LLC 144A(z)	0.19	3-4-2013	6,000,000	5,999,018
Straight-A Funding LLC 144A(z)	0.19	3-8-2013	20,000,000	19,996,306
Straight-A Funding LLC 144A(z)	0.19	4-1-2013	3,079,000	3,078,041
Straight-A Funding LLC 144A(z)	0.19	4-2-2013	9,661,000	9,657,941
Straight-A Funding LLC 144A(z)	0.19	4-3-2013	47,000,000	46,984,869
Surrey Funding Corporation 144A(z)	0.31	3-8-2013	22,000,000	21,993,369

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Cash Investment Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Commercial Paper (continued)
Surrey Funding Corporation 144A(z)	0.36%	2-7-2013	$30,000,000	$29,998,467
Sydney Capital Corporation 144A(z)	0.25	3-12-2013	20,000,000	19,994,583
Sydney Capital Corporation 144A(z)	0.25	4-9-2013	24,000,000	23,988,610
Sydney Capital Corporation 144A(z)	0.28	2-14-2013	11,000,000	10,998,888
Sydney Capital Corporation 144A(z)	0.28	3-14-2013	15,000,000	14,995,217
Sydney Capital Corporation 144A(z)	0.28	3-19-2013	10,000,000	9,996,422
Thunder Bay Funding LLC 144A(z)	0.20	2-20-2013	60,000,000	59,993,667
Thunder Bay Funding LLC 144A(z)	0.35	2-1-2013	12,000,000	12,000,000
Thunder Bay Funding LLC 144A(z)	0.35	2-7-2013	28,000,000	27,998,367
Victory Receivables 144A(z)	0.21	2-13-2013	32,731,000	32,728,709
Victory Receivables 144A(z)	0.21	2-14-2013	59,565,000	59,560,483
Victory Receivables 144A(z)	0.21	2-21-2013	10,000,000	9,998,833
Victory Receivables 144A(z)	0.22	3-22-2013	18,000,000	17,994,610
Victory Receivables 144A(z)	0.23	3-4-2013	20,000,000	19,996,039
Victory Receivables 144A(z)	0.23	3-5-2013	15,000,000	14,996,933
Victory Receivables 144A(z)	0.23	3-8-2013	41,000,000	40,990,832
Victory Receivables 144A(z)	0.23	3-14-2013	13,000,000	12,996,595
Victory Receivables 144A(z)	0.23	3-18-2013	56,000,000	55,983,901
White Point Funding Incorporated 144A(z)	0.42	3-11-2013	10,000,000	9,995,567
Working Capital Management Company 144A(z)	0.21	2-1-2013	10,000,000	10,000,000
Working Capital Management Company 144A(z)	0.23	2-22-2013	15,000,000	14,997,988

				3,017,239,536

Financial Company Commercial Paper: 27.29%
ANZ National Limited 144A(z)	0.20	4-24-2013	10,000,000	9,995,444
ASB Finance Limited 144A(z)	0.24	2-5-2013	31,000,000	30,999,173
ASB Finance Limited 144A(z)	0.25	3-27-2013	10,000,000	9,996,250
ASB Finance Limited ±144A	0.38	4-8-2013	37,000,000	37,000,000
ASB Finance Limited ±144A	0.38	2-25-2013	56,000,000	56,000,000
ASB Finance Limited ±144A	0.40	7-23-2013	45,000,000	45,000,000
ASB Finance Limited ±144A	0.44	9-5-2013	30,000,000	30,000,000
ASB Finance Limited ±144A	0.45	9-3-2013	20,000,000	20,000,000
ASB Finance Limited ±144A	0.45	8-29-2013	20,000,000	20,000,000
Australia & New Zealand Banking Group ±144A	0.36	11-18-2013	35,000,000	35,000,000
Banco De Chile 144A(z)	0.42	3-15-2013	13,000,000	12,993,630
Banco De Credito E Inversiones 144A(z)	0.45	2-1-2013	60,000,000	60,000,000
Barclays Bank plc 144A(z)	0.29	4-26-2013	40,000,000	39,972,933
Barclays Bank plc 144A(z)	0.35	5-29-2013	60,000,000	59,931,750
BNZ International Funding Limited 144A(z)	0.23	2-14-2013	5,000,000	4,999,585
BNZ International Funding Limited 144A(z)	0.23	2-21-2013	10,000,000	9,998,722
BNZ International Funding Limited 144A(z)	0.24	3-5-2013	25,000,000	24,994,778
BNZ International Funding Limited 144A(z)	0.24	2-5-2013	15,000,000	14,999,600
BNZ International Funding Limited ±144A	0.41	10-2-2013	45,000,000	45,000,000
BNZ International Funding Limited ±144A	0.41	11-1-2013	45,000,000	45,000,000
BNZ International Funding Limited ±144A	0.48	2-28-2013	11,000,000	11,000,010
BPCE 144A(z)	0.37	4-1-2013	44,000,000	43,973,319
BPCE 144A(z)	0.37	4-9-2013	37,000,000	36,974,521
Caisse Centrale Desjardins du Quebec 144A(z)	0.19	2-15-2013	27,000,000	26,998,005
Caisse Centrale Desjardins du Quebec 144A(z)	0.22	3-13-2013	9,000,000	8,997,800

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Cash Investment Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Financial Company Commercial Paper (continued)
Caisse Centrale Desjardins du Quebec 144A(z)	0.23%	2-6-2013	$35,000,000	$34,998,882
Caisse Centrale Desjardins du Quebec 144A(z)	0.23	2-8-2013	40,000,000	39,998,211
Caisse Centrale Desjardins du Quebec 144A(z)	0.24	2-20-2013	104,000,000	103,987,101
Caisse Centrale Desjardins du Quebec 144A(z)	0.24	2-22-2013	14,000,000	13,998,081
Caisse Centrale Desjardins du Quebec 144A(z)	0.24	4-4-2013	5,000,000	4,997,933
Caisse Centrale Desjardins du Quebec 144A(z)	0.25	2-4-2013	8,775,000	8,774,817
Caisse Centrale Desjardins du Quebec 144A(z)	0.25	2-12-2013	11,000,000	10,999,160
Caisse Centrale Desjardins du Quebec 144A(z)	0.25	3-7-2013	17,000,000	16,995,986
Caisse Centrale Desjardins du Quebec 144A(z)	0.25	2-28-2013	10,000,000	9,998,125
Caisse Centrale Desjardins du Quebec 144A(z)	0.25	3-4-2013	15,000,000	14,996,771
Caisse Centrale Desjardins du Quebec 144A(z)	0.25	3-5-2013	37,000,000	36,991,777
Commonwealth Bank of Australia 144A(z)	0.21	5-6-2013	6,000,000	5,996,663
Commonwealth Bank of Australia 144A(z)	0.23	2-28-2013	45,000,000	44,992,238
Commonwealth Bank of Australia ±144A	0.36	11-29-2013	25,000,000	24,997,904
Commonwealth Bank of Australia ±144A	0.36	11-14-2013	50,000,000	50,000,000
CPPIB Capital Incorporated 144A(z)	0.17	4-3-2013	13,000,000	12,996,255
CPPIB Capital Incorporated 144A(z)	0.17	3-27-2013	5,000,000	4,998,725
CPPIB Capital Incorporated 144A(z)	0.18	4-22-2013	5,000,000	4,998,000
CPPIB Capital Incorporated 144A(z)	0.20	3-26-2013	57,000,000	56,983,217
CPPIB Capital Incorporated 144A(z)	0.20	4-4-2013	34,000,000	33,988,289
CPPIB Capital Incorporated 144A(z)	0.21	3-5-2013	11,000,000	10,997,947
CPPIB Capital Incorporated 144A(z)	0.21	3-13-2013	11,000,000	10,997,433
CPPIB Capital Incorporated 144A(z)	0.21	3-14-2013	47,000,000	46,988,759
CPPIB Capital Incorporated 144A(z)	0.22	3-20-2013	40,000,000	39,988,511
CPPIB Capital Incorporated 144A(z)	0.23	4-2-2013	41,000,000	40,984,283
Credit Agricole North America Incorporated (z)	0.38	4-8-2013	70,000,000	69,951,233
Credit Agricole North America Incorporated (z)	0.38	4-9-2013	70,000,000	69,950,494
Credit Suisse New York (z)	0.25	5-23-2013	33,000,000	32,974,563
Credit Suisse New York (z)	0.26	3-21-2013	45,000,000	44,984,400
Credit Suisse New York (z)	0.26	3-25-2013	50,000,000	49,981,222
Credit Suisse New York (z)	0.26	3-28-2013	70,000,000	69,972,194
DNB Nor Bank ASA 144A(z)	0.24	5-21-2013	64,000,000	63,953,493
DNB Nor Bank ASA 144A(z)	0.25	5-7-2013	34,000,000	33,978,018
DNB Nor Bank ASA ±144A	0.46	9-20-2013	70,000,000	70,000,000
HSBC Bank plc (z)	0.23	4-5-2013	2,000,000	1,999,195
HSBC Bank plc ±144A	0.44	10-15-2013	60,000,000	60,000,000
HSBC Bank plc ±144A	0.44	10-1-2013	60,000,000	60,000,000
JPMorgan Chase & Company ±	0.36	3-6-2013	43,000,000	43,000,000
Natexis US Finance Company LLC (z)	0.37	4-2-2013	55,000,000	54,966,083
Natexis US Finance Company LLC (z)	0.37	4-3-2013	30,000,000	29,981,192
National Australia Bank Limited 144A(z)	0.22	2-6-2013	42,000,000	41,998,717
Nationwide Building Society 144A(z)	0.30	3-27-2013	5,000,000	4,997,750
Nationwide Building Society 144A(z)	0.30	3-28-2013	65,000,000	64,970,208
Nationwide Building Society 144A(z)	0.30	4-9-2013	40,000,000	39,977,667
Nationwide Building Society 144A(z)	0.30	5-13-2013	38,000,000	37,968,017
Nationwide Building Society 144A(z)	0.31	4-12-2013	65,000,000	64,960,819
Nationwide Building Society 144A(z)	0.55	4-4-2013	20,000,000	19,981,056
Oversea-Chinese Banking Corporation Limited (z)	0.18	2-4-2013	16,000,000	15,999,760
Oversea-Chinese Banking Corporation Limited (z)	0.19	3-28-2013	24,000,000	23,993,033
Oversea-Chinese Banking Corporation Limited (z)	0.20	4-30-2013	20,000,000	19,990,222

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Cash Investment Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Financial Company Commercial Paper (continued)
Oversea-Chinese Banking Corporation Limited (z)	0.21%	2-8-2013	$40,000,000	$39,998,367
Prudential plc 144A(z)	0.27	4-29-2013	20,000,000	19,986,950
SBAB Bank AB 144A(z)	0.30	4-2-2013	10,000,000	9,995,000
SBAB Bank AB 144A(z)	0.31	2-5-2013	35,000,000	34,998,794
SBAB Bank AB 144A(z)	0.31	2-8-2013	8,000,000	7,999,518
SBAB Bank AB 144A(z)	0.31	2-11-2013	25,000,000	24,997,847
SBAB Bank AB 144A(z)	0.31	2-19-2013	25,000,000	24,996,125
Skandinaviska Enskilda Banken AG 144A(z)	0.42	5-15-2013	30,000,000	29,964,165
Skandinaviska Enskilda Banken AG 144A(z)	0.60	7-8-2013	113,000,000	112,704,317
Societe Generale New York (z)	0.37	4-2-2013	56,000,000	55,965,467
Societe Generale New York (z)	0.38	4-3-2013	31,500,000	31,479,718
State Street Corporation (z)	0.18	4-22-2013	10,000,000	9,996,000
State Street Corporation (z)	0.18	5-1-2013	7,000,000	6,996,885
State Street Corporation (z)	0.22	3-12-2013	80,000,000	79,980,933
Sumitomo Mitsui Banking Corporation 144A(z)	0.16	2-1-2013	100,000,000	100,000,000
Sumitomo Mitsui Banking Corporation 144A(z)	0.16	2-5-2013	150,000,000	149,997,333
Sumitomo Mitsui Banking Corporation 144A(z)	0.25	2-8-2013	35,000,000	34,998,299
Sumitomo Mitsui Banking Corporation 144A(z)	0.25	4-8-2013	10,000,000	9,995,417
Suncorp Group Limited 144A(z)	0.44	3-12-2013	40,000,000	39,980,933
Suncorp Group Limited 144A(z)	0.44	4-30-2013	14,000,000	13,984,942
Suncorp Group Limited 144A(z)	0.45	2-5-2013	10,000,000	9,999,500
Suncorp Group Limited 144A(z)	0.45	3-11-2013	10,000,000	9,995,250
Suncorp Group Limited 144A(z)	0.45	3-20-2013	10,000,000	9,994,125
Swedbank (z)	0.25	3-26-2013	15,000,000	14,994,479
Swedbank (z)	0.25	4-15-2013	20,000,000	19,989,861
Swedbank (z)	0.25	5-9-2013	20,000,000	19,986,528
Swedbank (z)	0.26	3-25-2013	60,000,000	59,977,900
Swedbank (z)	0.26	3-27-2013	78,000,000	77,970,165
Swedbank (z)	0.28	3-20-2013	20,000,000	19,992,689
Swedbank (z)	0.34	8-1-2013	20,000,000	19,965,811
Swedbank (z)	0.49	7-3-2013	40,000,000	39,917,244
Swedbank (z)	0.50	7-1-2013	22,000,000	21,954,167
Swedbank (z)	0.50	7-2-2013	11,000,000	10,976,931
Toyota Credit Canada Incorporated (z)	0.25	3-15-2013	10,000,000	9,997,083
Toyota Credit Canada Incorporated (z)	0.25	3-19-2013	11,000,000	10,996,486
Toyota Credit Canada Incorporated (z)	0.31	2-6-2013	5,000,000	4,999,785
UBS Finance Delaware LLC (z)	0.22	5-14-2013	75,000,000	74,953,250
UOB Funding LLC (z)	0.22	2-21-2013	73,000,000	72,991,078
UOB Funding LLC (z)	0.24	4-4-2013	45,000,000	44,981,400
Westpac Banking Corporation ±144A	0.35	1-16-2014	55,000,000	54,994,623
Westpac Banking Corporation ±144A	0.36	11-8-2013	50,000,000	49,996,045
Westpac Securities NZ Limited ±144A	0.38	4-8-2013	63,000,000	63,002,333
Westpac Securities NZ Limited ±144A	0.38	2-22-2013	58,000,000	58,000,000
Westpac Securities NZ Limited ±144A	0.38	2-25-2013	35,000,000	35,000,000
Westpac Securities NZ Limited ±144A	0.40	10-25-2013	46,000,000	46,000,000
Westpac Securities NZ Limited ±144A	0.46	7-22-2013	53,000,000	53,000,000
Westpac Securities NZ Limited ±144A	0.50	4-15-2013	23,000,000	23,002,321

				4,293,645,988

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Cash Investment Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Other Commercial Paper: 2.28%
ACTS Retirement Life Communities Incorporated (z)	0.36%	3-13-2013	$3,000,000	$2,998,800
CNPC Finance 144A(z)	0.30	2-4-2013	20,000,000	19,999,500
CNPC Finance 144A(z)	0.30	3-28-2013	10,000,000	9,995,417
CNPC Finance 144A(z)	0.36	3-11-2013	19,000,000	18,992,622
CNPC Finance 144A(z)	0.36	4-23-2013	30,000,000	29,975,700
CNPC Finance 144A(z)	0.37	3-22-2013	15,000,000	14,992,446
CNPC Finance 144A(z)	0.37	4-11-2013	5,000,000	4,996,454
CNPC Finance 144A(z)	0.37	3-14-2013	50,000,000	49,978,931
Mitsui & Company USA Incorporated (z)	0.28	2-12-2013	7,000,000	6,999,401
Motiva Enterprises LLC (z)	0.18	2-11-2013	14,000,000	13,999,300
Motiva Enterprises LLC (z)	0.18	2-13-2013	13,000,000	12,999,220
Sinochem Company Limited (z)	0.18	3-5-2013	14,000,000	13,997,760
Sinochem Company Limited (z)	0.20	2-20-2013	15,000,000	14,998,417
Sinochem Company Limited (z)	0.30	5-7-2013	8,000,000	7,993,667
Toyota Credit de Puerto Rico (z)	0.21	5-10-2013	15,000,000	14,991,425
Toyota Credit de Puerto Rico (z)	0.25	3-22-2013	5,000,000	4,998,299
Toyota Motor Credit Corporation (z)	0.22	5-23-2013	15,000,000	14,989,825
Toyota Motor Credit Corporation (z)	0.27	3-4-2013	13,000,000	12,996,978
Toyota Motor Credit Corporation (z)	0.27	3-6-2013	16,000,000	15,996,040
Toyota Motor Credit Corporation (z)	0.35	2-25-2013	72,000,000	71,983,200

				358,873,402

Total Commercial Paper (Cost $7,669,758,926)				7,669,758,926

Government Agency Debt: 1.70%
FHLB ±	0.29	2-5-2013	27,500,000	27,499,878
FHLB ±	0.29	3-7-2013	42,000,000	41,998,811
FHLB ±	0.29	5-9-2013	8,000,000	7,999,352
FHLB ±	0.30	3-28-2013	42,000,000	41,998,676
FHLB ±	0.31	5-2-2013	20,000,000	19,998,996
FHLB ±	0.32	4-1-2013	37,000,000	37,000,000
FHLB ±	0.32	5-17-2013	41,000,000	41,000,000
FHLB ±	0.34	5-17-2013	15,000,000	15,000,000
Overseas Private Investment Corporation ±(i)§	0.17	7-9-2026	35,000,000	35,000,000

Total Government Agency Debt (Cost $267,495,713)				267,495,713

Municipal Obligations: 12.35%

Alabama: 0.18%

Variable Rate Demand Notes ø: 0.18%
Birmingham AL Special Care Facilities Finance Authority Ascension Health Series 2006-C (Miscellaneous Revenue, Morgan Stanley Bank LIQ) 144A	0.13	11-15-2046	12,625,000	12,625,000
Homewood AL Educational Building Authority (Education Revenue, Branch Banking & Trust LOC)	0.10	12-1-2043	15,768,000	15,768,000

				28,393,000

Alaska: 0.08%

Variable Rate Demand Note ø: 0.08%
Alaska Housing Finance Corporation Series 2006-0022 (Housing Revenue, U.S. Bank NA LOC, U.S. Bank NA LIQ)	0.10	12-1-2030	12,670,000	12,670,000

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Cash Investment Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Arizona: 0.07%

Variable Rate Demand Note ø: 0.07%
Phoenix AZ IDA (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.11%	10-1-2029	$11,500,000	$11,500,000

California: 1.32%

Other Municipal Debt: 0.31%
Los Angeles County CA Metropolitan Transportation Authority Series ATBB (Transportation Revenue)	0.23	2-13-2013	14,000,000	14,000,000
Orange County CA Pension Taxable Series A (Miscellaneous Revenue)	0.61	11-1-2013	4,000,000	4,000,000
Orange County CA Pension Taxable Series A (Miscellaneous Revenue)	0.85	2-1-2013	7,000,000	7,000,000
San Francisco CA City & County Public Utilities Commission Series A2T (Utilities Revenue)	0.23	2-21-2013	11,000,000	11,000,000
San Francisco CA City & County Public Utilities Commission Series IAM 17 (Utilities Revenue)	0.24	2-20-2013	12,000,000	12,000,000

				48,000,000

Variable Rate Demand Notes ø: 1.01%
California Series A-1 PUTTER (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	5-30-2013	92,000,000	92,000,000
JPMorgan Chase PUTTER/DRIVER Trust Series 3164 (GO, JPMorgan Chase & Company LIQ) 144A	0.11	8-1-2031	14,000,000	14,000,000
Los Angeles CA Beverly Park Apartments Series A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.14	8-1-2018	12,000,000	12,000,000
San Bernardino County CA COP Series B (Miscellaneous Revenue, Bank of America NA LOC)	0.21	3-1-2017	11,274,000	11,274,000
San Francisco CA City & County COP Series B001 (Miscellaneous Revenue, Morgan Stanley Bank LIQ) 144A	0.25	11-1-2041	2,000,000	2,000,000
San Francisco CA City & County RDA Community Facilities District # 4 (Tax Revenue, Bank of America NA LOC)	0.14	8-1-2032	14,000,000	14,000,000
San Francisco CA City & County RDA Notre Dame Apartments Series G (Housing Revenue, Citibank NA LOC)	0.15	12-1-2033	8,200,000	8,200,000
San Leandro CA Carlton Plaza Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.13	9-15-2032	5,800,000	5,800,000

				159,274,000

Colorado: 0.48%

Variable Rate Demand Notes ø: 0.48%
Colorado HFA Class I Series A-2 (Housing Revenue, Royal Bank of Canada SPA)	0.12	11-1-2026	6,000,000	6,000,000
Colorado HFA Class I Series B-2 (Housing Revenue, Royal Bank of Canada SPA)	0.12	5-1-2038	18,000,000	18,000,000
Colorado HFA Taxable MFHR Project B-2 (Housing Revenue, FHLB SPA)	0.17	5-1-2050	34,415,000	34,415,000
JPMorgan Chase PUTTER/DRIVER Trust Series 4251 (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	6-27-2013	7,105,000	7,105,000
RBC Municipal Products Incorporated Trust Series E-25 (Miscellaneous Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.13	11-15-2025	10,000,000	10,000,000

				75,520,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Cash Investment Money Market Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Connecticut: 0.30%

Variable Rate Demand Notes ø: 0.30%
Connecticut HFA Series C-2 (Housing Revenue, Bank of Tokyo-Mitsubishi SPA)	0.10%	5-15-2034	$25,205,000	$25,205,000
New Britain CT Taxable Pension Series C (GO, JPMorgan Chase & Company LOC)	0.28	2-1-2026	21,800,000	21,800,000

				47,005,000

District of Columbia: 0.10%

Other Municipal Debt: 0.10%
District of Columbia Water and Sewer Authority Series C (Water & Sewer Revenue)	0.20	3-12-2013	16,000,000	16,000,000

Florida: 0.49%

Variable Rate Demand Notes ø: 0.49%
Hillsborough County FL School Broad Master Lease Program JPMorgan PUTTER Series 4128 (Miscellaneous Revenue, JPMorgan Chase & Company LOC, JPMorgan Chase & Company LIQ) 144A	0.12	7-1-2013	57,100,000	57,100,000
JPMorgan Chase PUTTER/DRIVER Trust Series 4172 (Lease Revenue, JPMorgan Chase & Company LIQ) 144A	0.14	1-1-2020	3,975,000	3,975,000
Miami-Dade County FL Eclipse Funding Trust (Tax Revenue, U.S. Bank NA LOC, U.S. Bank NA LIQ)	0.11	7-1-2013	7,365,000	7,365,000
Volusia County FL Eclipse Funding Trust Series 0008 (Miscellaneous Revenue, U.S. Bank NA LOC, AGM Insured, U.S. Bank NA LIQ)	0.10	8-1-2013	4,775,000	4,775,000
Volusia County FL Eclipse Funding Trust Series 0036 (Miscellaneous Revenue, U.S. Bank NA LOC, AGM Insured, U.S. Bank NA LIQ)	0.10	8-1-2032	4,710,000	4,710,000

				77,925,000

Georgia: 0.17%

Variable Rate Demand Notes ø: 0.17%
Columbus GA Housing Development Authority PFOTER Series TN-024 (Housing Revenue, ACA Insured) 144A	0.45	10-1-2039	12,860,000	12,860,000
Richmond County GA Development Authority Health Project Series A (Health Revenue, JPMorgan Chase & Company LOC)	0.10	7-1-2037	10,690,000	10,690,000
Wayne County GA IDA Solid Waste Disposal Rayonier Project Series 2000 (IDR, Bank of America NA LOC)	0.14	5-1-2020	3,000,000	3,000,000

				26,550,000

Illinois: 0.42%

Variable Rate Demand Notes ø: 0.42%
Chicago IL Various Projects Series B-1 (GO, JPMorgan Chase & Company SPA)	0.15	1-1-2034	3,000,000	3,000,000
Chicago IL Water District Eclipse Funding Trust Series 2006-A (Water & Sewer Revenue, U.S. Bank NA LOC, U.S. Bank NA LIQ)	0.10	5-1-2014	8,970,000	8,970,000
Cook County IL Various Projects Series D (Tax Revenue)	0.19	11-1-2030	31,000,000	31,000,000
Illinois Development Finance Authority McCormick Theological Seminary Project Series 2001-B (Education Revenue, Northern Trust Company LOC)	0.11	6-1-2035	22,435,000	22,435,000

				65,405,000

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Cash Investment Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Iowa: 0.14%

Variable Rate Demand Note ø: 0.14%
Iowa Finance Authority Student Housing Des Moines LLC Project A (Miscellaneous Revenue, Citibank NA LOC)	0.17%	6-1-2039	$22,085,000	$22,085,000

Kentucky: 0.16%

Variable Rate Demand Notes ø: 0.16%
Kentucky EDFA Goodwill Industries Incorporated Project Series 2007 (Miscellaneous Revenue, PNC Bank NA LOC)	0.13	12-1-2037	9,750,000	9,750,000
Kentucky Housing Corporation Series M (Housing Revenue, PNC Bank NA SPA)	0.14	1-1-2033	16,000,000	16,000,000

				25,750,000

Maryland: 0.39%

Variable Rate Demand Notes ø: 0.39%
Maryland CDA Housing & Community Residential Series B (Housing Revenue)	0.20	9-1-2033	15,000,000	15,000,000
Maryland CDA Series 2006-G (Housing Revenue, State Street Bank & Trust Company SPA)	0.12	9-1-2040	13,700,000	13,700,000
Maryland CDA Series D (Housing Revenue, PNC Bank NA LOC)	0.12	9-1-2038	18,890,000	18,890,000
Maryland Health & HEFAR Series D (Miscellaneous Revenue, Bank of America NA LOC)	0.12	1-1-2029	14,410,000	14,410,000

				62,000,000

Massachusetts: 0.15%

Variable Rate Demand Note ø: 0.15%
Massachusetts Development Finance Agency Babson College Series B (Education Revenue, Citizens Bank LOC)	0.16	10-1-2031	23,840,000	23,840,000

Michigan: 0.56%

Variable Rate Demand Notes ø: 0.56%
Michigan Housing Development Authority Series A (Housing Revenue, Bank of Tokyo-Mitsubishi SPA)	0.10	4-1-2040	9,910,000	9,910,000
Michigan Housing Development Authority Series A (Housing Revenue, JPMorgan Chase & Company SPA)	0.15	10-1-2037	13,000,000	13,000,000
Michigan Housing Development Authority Series D (Housing Revenue, Bank of Tokyo-Mitsubishi SPA)	0.11	12-1-2038	25,000,000	25,000,000
Michigan State University Revenues Series A (Education Revenue, Northern Trust Company SPA)	0.10	2-15-2033	8,205,000	8,205,000
Royal Bank of Canada Municipal Products Incorporated Series L-28 (Education Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ)	0.16	9-1-2033	22,000,000	22,000,000
Royal Bank of Canada Municipal Products Incorporated Series L-31 (Education Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ)	0.16	9-1-2032	10,000,000	10,000,000

				88,115,000

Minnesota: 0.04%

Variable Rate Demand Note ø: 0.04%
Minnesota Office of Higher Education Supplemental Student Loan Project Series B (Education Revenue, State Street Bank & Trust Company LOC)	0.10	9-1-2046	6,000,000	6,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Cash Investment Money Market Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Mississippi: 0.19%

Variable Rate Demand Note ø: 0.19%
Perry County MS PCR Leaf River Forest Product Project Series 2002 (IDR, Scotia Bank LOC)	0.09%	2-1-2022	$30,000,000	$30,000,000

Nebraska: 0.30%

Variable Rate Demand Note ø: 0.30%
Nebraska Central Plains Gas Project #2 Series 2009 (Utilities Revenue, Royal Bank of Canada SPA)	0.10	8-1-2039	47,555,000	47,555,000

Nevada: 0.12%

Variable Rate Demand Notes ø: 0.12%
Las Vegas NV EDFA Andre Agassi Foundation Project (Miscellaneous Revenue, Bank of America NA LOC)	0.12	10-1-2035	12,695,000	12,695,000
Nevada Department of Business & Industry Various Public Services Incorporated Project (Resource Recovery Revenue, Bank of America NA LOC)	0.14	12-1-2035	6,000,000	6,000,000

				18,695,000

New Jersey: 0.37%

Variable Rate Demand Notes ø: 0.37%
New Jersey Tobacco Settlement Financing Corporation Clipper Tax-Exempt Certificate Trust Series 2009-40 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	6-1-2032	23,505,000	23,505,000
New Jersey TTFA PUTTER Series 2009-70 (Transportation Revenue, State Street Bank & Trust Company LIQ)	0.10	12-15-2023	10,000,000	10,000,000
Royal Bank of Canada Municipal Products Incorporated (Tax Revenue, Royal Bank of Canada LOC) 144A	0.33	1-1-2018	20,000,000	20,000,000
Salem County NJ PCFA Atlantic City Electric Company Project Series A (Utilities Revenue, JPMorgan Chase & Company LOC)	0.11	4-15-2014	4,000,000	4,000,000

				57,505,000

New Mexico: 0.11%

Variable Rate Demand Notes ø: 0.11%
New Mexico Educational Authority PFOTER Series 637 (Education Revenue, Guaranteed Student Loans)	0.15	4-1-2037	6,110,000	6,110,000
New Mexico Municipal Energy Acquisition Authority Gas Supply Series 2009 (Utilities Revenue, Royal Bank of Canada SPA)	0.10	11-1-2039	10,955,000	10,955,000

				17,065,000

New York: 0.92%

Variable Rate Demand Notes ø: 0.92%
JPMorgan Chase PUTTER/DRIVER Trust (Miscellaneous Revenue, AGM Insured, JPMorgan Chase & Company LIQ) 144A	0.12	10-1-2013	22,895,000	22,895,000
JPMorgan Chase PUTTER/DRIVER Trust Series 4011Z (Port Authority Revenue, JPMorgan Chase & Company LIQ) 144A	0.11	6-15-2019	6,975,000	6,975,000
New York HFA Biltmore Tower Housing Project Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	5-15-2034	10,400,000	10,400,000

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Cash Investment Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
New York HFA Clinton Green South Project Series A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10%	11-1-2038	$12,000,000	$12,000,000
New York HFA Eleventh Avenue Housing Project Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	5-15-2041	24,000,000	24,000,000
New York HFA MFHR Second Mortgage Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.09	5-1-2029	5,000,000	5,000,000
New York HFA Remeeder Houses Project Series A (Housing Revenue, Citibank NA LOC)	0.13	5-1-2039	8,585,000	8,585,000
New York HFA Victory Housing Project Series 2000-A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	11-1-2033	4,500,000	4,500,000
New York HFA Victory Housing Project Series 2004-A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	11-1-2033	2,700,000	2,700,000
New York Mortgage Agency Homeowner ROC RR-II-R-11703 (Housing Revenue, Citibank NA LIQ) 144A	0.30	10-1-2031	4,195,000	4,195,000
New York NY Municipal Water Finance Authority (Water & Sewer Revenue, Citibank NA LIQ) 144A	0.18	6-15-2044	8,000,000	8,000,000
New York NY Transitional Finance Authority JPMorgan Chase PUTTER/DRIVER Trust Series 4043 (Tax Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	4-1-2014	7,840,000	7,840,000
PFOTER Series TNP-1004 (Resource Recovery Revenue, Ambac Insured, Bank of America NA LIQ) 144A	0.75	1-29-2046	17,181,000	17,181,000
Puttable Floating Option Taxable Notes Series TNP-39 (Miscellaneous Revenue, Bank of America NA LIQ) 144A	0.45	7-26-2013	10,100,000	10,100,000

				144,371,000

North Carolina: 0.05%

Variable Rate Demand Note ø: 0.05%
Roanoke Rapids NC Music & Entertainment District Project Series 2007 (Tax Revenue, Bank of America NA LOC)	0.32	7-1-2027	8,000,000	8,000,000

Ohio: 0.57%

Variable Rate Demand Notes ø: 0.57%
Lancaster OH Port Authority Gas Series 2008 (Utilities Revenue, Royal Bank of Canada SPA)	0.10	5-1-2038	19,790,000	19,790,000
Ohio HFA Residential Management Taxable Series I (Housing Revenue, GNMA/FNMA/FHLMC Insured, FHLB SPA)	0.19	9-1-2039	23,837,000	23,837,000
Ohio HFA Residential Mortgage Backed Series B (Housing Revenue, GNMA/FNMA Insured, JPMorgan Chase & Company SPA)	0.13	9-1-2038	13,000,000	13,000,000
Ohio HFA Residential Mortgage Backed Series E (Housing Revenue, GNMA/FNMA Insured, JPMorgan Chase & Company SPA)	0.13	9-1-2038	24,000,000	24,000,000
Warren County OH Health Care Facilities Otterbein Homes Series 1998-B (Health Revenue, U.S. Bank NA LOC)	0.09	7-1-2023	8,725,000	8,725,000

				89,352,000

Oregon: 0.03%

Variable Rate Demand Note ø: 0.03%
Port of Portland Oregon Special Obligation Bulk Terminal (Port Authority Revenue, Canadian Imperial Bank LOC)	0.09	3-1-2036	4,000,000	4,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Cash Investment Money Market Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania: 0.30%

Other Municipal Debt: 0.04%
Philadelphia PA IDA City Service Agreement Series 2012 (Miscellaneous Revenue)	0.50%	4-1-2013	$7,000,000	$7,000,000

Variable Rate Demand Notes ø: 0.26%
Montgomery County PA IDA Series 3238 (Health Revenue, FHA Insured) 144A	0.10	8-1-2030	6,000,000	6,000,000
Pennsylvania Public School Building Authority (Education Revenue, AGM Insured)	0.10	6-1-2032	8,765,000	8,765,000
PFOTER Series TNP-1003 (Education Revenue, Guaranteed Student Loans, Bank of America NA LIQ) 144A	0.75	6-1-2047	25,540,000	25,540,000

				40,305,000

Puerto Rico: 0.12%

Variable Rate Demand Note ø: 0.12%
Puerto Rico Sales Tax Financing Corporation Series 3036 (Tax Revenue)	0.10	8-1-2057	19,000,000	19,000,000

South Carolina: 0.32%

Other Municipal Debt: 0.16%
South Carolina Public Service Authority Series AA IAM 95 (Utilities Revenue)	0.23	2-4-2013	10,000,000	10,000,000
South Carolina Public Service Authority Series AA IAM 96 (Utilities Revenue)	0.23	2-21-2013	5,000,000	5,000,000
York County SC PCR Natural Rural Utilities Cooperative Finance Corporation North Carolina Electric Membership Corporation Project Series 2000 B-1 (Utilities Revenue)	0.30	3-1-2013	5,000,000	5,000,000
York County SC PCR Natural Rural Utilities Cooperative Finance Corporation North Carolina Electric Membership Corporation Project Series 2000 B-3 (Utilities Revenue)	0.30	3-1-2013	6,000,000	6,000,000

				26,000,000

Variable Rate Demand Notes ø: 0.16%
South Carolina Public Service Authority (Miscellaneous Revenue, Citibank NA LIQ) 144A	0.18	1-1-2050	15,000,000	15,000,000
South Carolina Public Service Authority JPMorgan Chase PUTTER Series 4046 (Miscellaneous Revenue, Ambac Insured, JPMorgan Chase & Company LIQ) 144A	0.12	7-1-2013	9,770,000	9,770,000

				24,770,000

South Dakota: 0.03%

Variable Rate Demand Note ø: 0.03%
South Dakota Housing Development Authority Series C (Housing Revenue, FHLB SPA)	0.10	5-1-2037	5,000,000	5,000,000

Tennessee: 0.79%

Variable Rate Demand Notes ø: 0.79%
Chattanooga TN Industrial Development Board BlueCross Corporation (IDR, Bank of America NA LOC)	0.20	1-1-2028	23,000,000	23,000,000
Clarksville TN Public Building Authority Tennessee Municipal Building Fund (Miscellaneous Revenue, Bank of America NA LOC)	0.19	11-1-2035	14,980,000	14,980,000
Memphis TN JPMorgan Chase PUTTER Trust Series 4149 (Tax Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	10-1-2013	39,605,000	39,605,000

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Cash Investment Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Montgomery County TN Public Building Authority Tennessee County Loan Pool Series 2004 (Miscellaneous Revenue, Bank of America NA LOC)	0.19%	7-1-2034	$33,525,000	$33,525,000
Montgomery County TN Public Building Authority Tennessee County Loan Pool Series 2006 (Miscellaneous Revenue, Bank of America NA LOC)	0.19	2-1-2036	4,875,000	4,875,000
Nashville & Davidson Counties TN Metropolitan Government Stewarts Ferry Apartments Project (IDR, FHLMC Insured, FHLMC LIQ)	0.10	1-1-2034	5,000,000	5,000,000
Nashville & Davidson Counties TN Metropolitan Government Weatherly Ridge Apartments Project Series A (Housing Revenue, U.S. Bank NA LOC)	0.12	12-1-2041	3,000,000	3,000,000

				123,985,000

Texas: 2.43%

Variable Rate Demand Notes ø: 2.43%
Bexar County TX Health Facilities El Centro Del Barrio Series A (Health Revenue, JPMorgan Chase & Company LOC)	0.12	12-1-2032	2,340,000	2,340,000
Calhoun County TX Formosa Plastics Corporation Project Series B (IDR, Sumitomo Mitsui Banking LOC) 144A	0.12	9-1-2041	7,200,000	7,200,000
Calhoun County TX Formosa Plastics Corporation Project Series C (IDR, Sumitomo Mitsui Banking LOC) 144A	0.12	9-1-2031	10,000,000	10,000,000
Harris County TX Cultural Education Facilities Finance Corporation Hermann Health Series D1 (Health Revenue, JPMorgan Chase & Company LOC)	0.11	6-1-2029	7,000,000	7,000,000
JPMorgan Chase PUTTER Trust Series 4262 (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	8-30-2013	106,000,000	106,000,000
Mission TX Economic Development Solid Waste Disposal IESI Corporation (Solid Waste Revenue, Bank of America NA LOC)	0.10	4-1-2022	6,000,000	6,000,000
Pasadena TX Independent School District Series B (Tax Revenue, AGM Insured, JPMorgan Chase & Company SPA)	0.15	2-1-2035	33,095,000	33,095,000
PFOTER Series TN-038 (Miscellaneous Revenue, Bank of America NA LIQ) 144A	0.29	8-1-2015	131,000,000	131,000,000
Port of Corpus Christi TX Flint Hills Resources Project Series 2007 (Resource Recovery Revenue)	0.13	1-1-2032	6,800,000	6,800,000
RBC Municipal Products Incorporated Trust Certificates Series E-18 (Miscellaneous Revenue, Royal Bank of Canada LOC, Royal Bank of Canada SPA) 144A	0.10	6-1-2032	25,395,000	25,395,000
Texas Municipal Gas Acquisition & Supply Corporation Series 2848 (Miscellaneous Revenue, Morgan Stanley Bank LIQ)	0.40	12-15-2026	33,542,620	33,542,620
Texas Taxable Product Development Program Series A (GO, National Australia Bank SPA)	0.18	6-1-2045	13,500,000	13,500,000

				381,872,620

Utah: 0.04%

Variable Rate Demand Note ø: 0.04%
Utah Board of Regents Student Loan Series A (Education Revenue, Royal Bank of Canada LOC)	0.13	11-1-2045	5,714,000	5,714,000

Washington: 0.34%

Other Municipal Debt: 0.10%
Port of Seattle WA (Port Authority Revenue)	0.30	2-14-2013	16,000,000	16,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Cash Investment Money Market Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø: 0.24%
Seattle WA Eclipse Funding Trust (Port Authority Revenue, U.S. Bank NA LOC, U.S. Bank NA LIQ) 144A	0.10%	3-1-2035	$16,450,000	$16,450,000
Washington HEFAR Whitman College Project (Education Revenue, Bank of America NA SPA)	0.17	1-1-2038	14,650,000	14,650,000
Washington Housing Finance Commission Series 1430-R (Housing Revenue, GNMA/FNMA/FHLMC Insured, Bank of America NA SPA)	0.27	6-1-2037	6,310,000	6,310,000

				37,410,000

West Virginia: 0.22%

Variable Rate Demand Notes ø: 0.22%
West Virginia EDA Morgantown Energy (IDR, Union Bank NA LOC)	0.13	4-1-2027	9,600,000	9,600,000
West Virginia EDA Solid Waste Disposal Appalachian Power Company (Utilities Revenue, Sumitomo Mitsui Banking LOC)	0.10	12-1-2042	15,600,000	15,600,000
West Virginia EDA Solid Waste Disposal Appalachian Power Company (Utilities Revenue, Mizuho Corporate Bank LOC)	0.11	2-1-2036	10,000,000	10,000,000

				35,200,000

Wisconsin: 0.05%

Variable Rate Demand Notes ø: 0.05%
Wisconsin Housing & EDA Home Ownership Series D (Housing Revenue, FNMA LOC)	0.11	9-1-2035	2,625,000	2,625,000
Wisconsin Public Power PUTTER Series 1232 (Utilities Revenue, BHAC/Ambac Insured, JPMorgan Chase & Company LIQ)	0.13	7-1-2013	5,970,000	5,970,000

				8,595,000

Total Municipal Obligations (Cost $1,943,426,620)				1,943,426,620

Other Instruments: 1.10%
Australia & New Zealand Banking Group ±144A	0.46	4-12-2013	16,000,000	16,008,287
Australia & New Zealand Banking Group ±144A	1.05	1-10-2014	21,000,000	21,136,724
Citibank NA	0.17	2-7-2013	75,000,000	75,000,000
GBG LLC Custody Receipts ±144A§	0.12	9-1-2027	11,527,000	11,527,000
Oakland-Alameda County CA Series A-2 Municipal Commercial Paper	0.19	2-14-2013	23,846,486	23,846,486
Puttable Floating Option Taxable Receipts Series TNP-004 ±144A§	0.90	5-15-2051	14,300,000	14,300,000
Westpac Banking Corporation ±144A	0.86	4-8-2013	6,500,000	6,507,163
Westpac Banking Corporation ±144A	1.55	1-30-2014	5,000,000	5,060,119

Total Other Instruments (Cost $173,385,779)				173,385,779

Other Notes: 1.66%

Corporate Bonds and Notes: 1.66%
ACTS Retirement Life Communities Incorporated ±§	0.22	11-15-2029	11,658,000	11,658,000
JPMorgan Chase & Company ±	0.96	2-26-2013	58,000,000	58,022,734
LTF Real Estate LLC ±144A§	0.30	6-1-2033	15,155,000	15,155,000
MetLife Institutional Funding ±144A	0.56	4-3-2013	49,000,000	49,027,009
Providence Health & Services ±§	0.20	10-1-2042	12,000,000	12,000,000
Toyota Motor Credit Corporation ±	0.31	12-9-2013	53,000,000	53,000,000
Toyota Motor Credit Corporation ±	0.38	7-19-2013	62,000,000	62,000,000

Total Other Notes (Cost $260,862,743)				260,862,743

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Cash Investment Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Repurchase Agreements ^^: 8.42%
Bank of Nova Scotia, dated 1-31-2013, maturity value $156,000,737 (1)	0.17%	2-1-2013	$156,000,000	$156,000,000
Barclays Capital Incorporated, dated 1-31-2013, maturity value $88,000,391 (2)	0.16	2-1-2013	88,000,000	88,000,000
Barclays Capital Incorporated, dated 1-31-2013, maturity value $208,000,982 (3)	0.17	2-1-2013	208,000,000	208,000,000
Deutsche Bank Securities, dated 1-31-2013, maturity value $9,750,046 (4)	0.17	2-1-2013	9,750,000	9,750,000
Goldman Sachs & Company, dated 1-2-2013, maturity value $106,052,087 (5)±§¢(i)	0.29	3-4-2013	106,000,000	106,000,000
Goldman Sachs & Company, dated 1-15-2013, maturity value $62,023,973 (6)±§¢(i)	0.29	3-4-2013	62,000,000	62,000,000
GX Clarke & Company, dated 1-31-2013, maturity value $52,000,376 (7)	0.26	2-1-2013	52,000,000	52,000,000
JP Morgan Securities, dated 1-10-2013, maturity value $115,016,835 (8)±	0.24	2-1-2013	115,000,000	115,000,000
Morgan Stanley & Company, dated 1-31-2013, maturity value $100,000,444 (9)	0.16	2-1-2013	100,000,000	100,000,000
RBC Capital Markets, dated 1-31-2013, maturity value $142,000,631 (10)	0.16	2-1-2013	142,000,000	142,000,000
Societe Generale NY, dated 1-31-2013, maturity value $287,001,355 (11)	0.17	2-1-2013	287,000,000	287,000,000

Total Repurchase Agreements (Cost $1,325,750,000)				1,325,750,000

Treasury Debt: 0.81%
U.S. Treasury Bill (z)	0.15	2-21-2013	86,000,000	85,993,164
U.S. Treasury Bill (z)	0.15	4-11-2013	42,000,000	41,988,328

Total Treasury Debt (Cost $127,981,492)				127,981,492

Total investments in securities (Cost $15,761,698,365) *	100.15%	15,761,698,365
Other assets and liabilities, net	(0.15)	(23,900,700)

Total net assets	100.00%	$15,737,797,665

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

¢	Represents a long-dated and extendible repurchase agreement which automatically renews on previously set terms. The maturity date represents the next put date.

§	Security is subject to a demand feature which reduces the effective maturity.

(i)	Illiquid security for which the designation as illiquid is unaudited.

^^	Collateralized by:

(1)	U.S. government securities, 2.50% to 4.00%, 5-1-2027 to 1-1-2043, fair value including accrued interest is $160,680,000.

(2)	U.S. government securities, 3.00% to 4.00%, 10-1-2041 to 2-1-2043, fair value including accrued interest is $90,640,000.

(3)	U.S. government securities, 3.00% to 5.00%, 12-1-2026 to 12-1-2042, fair value including accrued interest is $214,240,000.

(4)	U.S. government securities, 2.63% to 7.00%, 6-1-2037 to 11-1-2042, fair value including accrued interest is $10,042,500.

(5)	Commercial papers and U.S. government securities, 0.00% to 9.25%, 2-1-2013 to 12-15-2052, fair value including accrued interest is $108,915,972.

(6)	Commercial papers and U.S. government securities, 0.00% to 9.25%, 2-1-2013 to 12-15-2052, fair value including accrued interest is $63,705,568.

(7)	U.S. government securities, 0.00% to 11.25%, 2-15-2013 to 11-15-2042, fair value including accrued interest is $53,040,121.

(8)	Commercial paper, 0.00%, 2-28-2013, fair value is $117,313,273.

(9)	U.S. government securities, 2.62% to 3.47%, 11-1-2040 to 6-1-2042, fair value including accrued interest is $103,000,000.

(10)	U.S. government securities, 1.37% to 6.50%, 1-1-2023 to 9-1-2044, fair value including accrued interest is $146,260,000.

(11)	U.S. government securities, 2.00% to 7.50%, 3-1-2014 to 3-15-2053, fair value including accrued interest is $295,610,000.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—January 31, 2013	Wells Fargo Advantage Cash Investment Money Market Fund	25

Assets
Investments in unaffiliated securities, at amortized cost	$15,761,698,365
Cash	15,745
Receivable for investments sold	15,735,608
Receivable for Fund shares sold	943,780
Receivable for interest	3,021,092
Prepaid expenses and other assets	30,697

Total assets	15,781,445,287

Liabilities
Dividends payable	414,317
Payable for investments purchased	38,979,869
Payable for Fund shares redeemed	1,518,291
Advisory fee payable	526,759
Due to other related parties	1,442,110
Accrued expenses and other liabilities	766,276

Total liabilities	43,647,622

Total net assets	$15,737,797,665

NET ASSETS CONSIST OF
Paid-in capital	$15,740,779,168
Overdistributed net investment income	(1,877)
Accumulated net realized losses on investments	(2,979,626)

Total net assets	$15,737,797,665

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Administrator Class	$549,744,416
Shares outstanding – Administrator Class	549,735,677
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$7,186,632,130
Shares outstanding – Institutional Class	7,186,514,721
Net asset value per share – Institutional Class	$1.00
Net assets – Select Class	$6,407,032,148
Shares outstanding – Select Class	6,406,937,481
Net asset value per share – Select Class	$1.00
Net assets – Service Class	$1,594,388,971
Shares outstanding – Service Class	1,594,363,724
Net asset value per share – Service Class	$1.00

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Cash Investment Money Market Fund	Statement of operations—year ended January 31, 2013

Investment income
Interest	$38,536,986

Expenses
Advisory fee	14,375,369
Administration fees
Fund level	5,812,611
Administrator Class	546,889
Institutional Class	4,871,805
Select Class	2,357,342
Service Class	2,214,574
Shareholder servicing fees
Administrator Class	545,211
Service Class	4,610,550
Custody and accounting fees	556,888
Professional fees	19,267
Registration fees	26,623
Shareholder report expenses	1,492
Trustees’ fees and expenses	4,895
Other fees and expenses	62,263

Total expenses	36,005,779
Less: Fee waivers and/or expense reimbursements	(10,034,707)

Net expenses	25,971,072

Net investment income	12,565,914

Net realized gains on investments	808,860

Net increase in net assets resulting from operations	$13,374,774

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Cash Investment Money Market Fund	27

	Year ended January 31, 2013		Year ended January 31, 2012

Operations
Net investment income		$12,565,914		$14,029,806
Net realized gains on investments		808,860		187,407

Net increase in net assets resulting from operations		13,374,774		14,217,213

Distributions to shareholders from
Net investment income
Administrator Class		(54,838)		(68,440)
Institutional Class		(4,143,365)		(4,892,027)
Select Class		(8,178,059)		(8,851,628)
Service Class		(185,054)		(217,711)
Net realized gains
Administrator Class		0		(2,003)
Institutional Class		0		(22,782)
Select Class		0		(21,361)
Service Class		0		(6,608)

Total distributions to shareholders		(12,561,316)		(14,082,560)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Administrator Class	1,265,644,977	1,265,644,977	2,274,713,526	2,274,713,526
Institutional Class	34,003,109,986	34,003,109,986	40,078,946,700	40,078,946,700
Select Class	49,834,781,149	49,834,781,149	62,838,029,797	62,838,029,797
Service Class	8,375,698,266	8,375,698,266	10,514,808,864	10,514,808,864

		93,479,234,378		115,706,498,887

Reinvestment of distributions
Administrator Class	39,177	39,177	52,228	52,228
Institutional Class	1,961,293	1,961,293	2,656,637	2,656,637
Select Class	6,987,451	6,987,451	7,057,838	7,057,838
Service Class	83,328	83,328	96,294	96,294

		9,071,249		9,862,997

Payment for shares redeemed
Administrator Class	(1,316,696,867)	(1,316,696,867)	(2,438,629,355)	(2,438,629,355)
Institutional Class	(33,064,978,536)	(33,064,978,536)	(42,103,783,387)	(42,103,783,387)
Select Class	(48,760,737,607)	(48,760,737,607)	(65,113,277,192)	(65,113,277,192)
Service Class	(8,781,769,218)	(8,781,769,218)	(10,799,228,968)	(10,799,228,968)

		(91,924,182,228)		(120,454,918,902)

Net increase (decrease) in net assets resulting from capital share transactions		1,564,123,399		(4,738,557,018)

Total increase (decrease) in net assets		1,564,936,857		(4,738,422,365)

Net assets
Beginning of period		14,172,860,808		18,911,283,173

End of period		$15,737,797,665		$14,172,860,808

Overdistributed net investment income		$(1,877)		$(6,475)

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Cash Investment Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
ADMINISTRATOR CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.05
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.05
Distirbutions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.05)
Net realized gains	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.01%	0.01%	0.03%	0.24%	2.19%	4.92%
Ratios to average net assets (annualized)
Gross expenses	0.34%	0.35%	0.35%	0.38%	0.38%	0.37%
Net expenses	0.26%	0.25%	0.32%	0.34%	0.34%	0.33%
Net investment income	0.01%	0.01%	0.04%	0.25%	2.23%	4.77%
Supplemental data
Net assets, end of period (000s omitted)	$549,744	$600,737	$764,595	$1,013,058	$1,415,264	$2,249,470

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Cash Investment Money Market Fund	29

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
INSTITUTIONAL CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.05
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.05
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.05)
Net realized gains	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.07%	0.06%	0.15%	0.36%	2.32%	5.06%
Ratios to average net assets (annualized)
Gross expenses	0.23%	0.23%	0.23%	0.26%	0.26%	0.25%
Net expenses	0.20%	0.20%	0.20%	0.22%	0.21%	0.20%
Net investment income	0.07%	0.06%	0.16%	0.37%	2.28%	4.94%
Supplemental data
Net assets, end of period (000s omitted)	$7,186,632	$6,246,114	$8,268,232	$8,887,844	$10,132,093	$9,194,540

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Cash Investment Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
SELECT CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.03
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.03
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.03)
Net realized gains	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.14%	0.13%	0.21%	0.43%	2.40%	3.31%
Ratios to average net assets (annualized)
Gross expenses	0.19%	0.19%	0.19%	0.22%	0.23%	0.20%
Net expenses	0.13%	0.13%	0.13%	0.15%	0.15%	0.13%
Net investment income	0.14%	0.13%	0.22%	0.41%	2.29%	4.81%
Supplemental data
Net assets, end of period (000s omitted)	$6,407,032	$5,325,713	$7,593,851	$4,897,725	$3,733,381	$3,025,485

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	For the period from June 29, 2007 (commencement of class operations) to February 29, 2008

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Cash Investment Money Market Fund	31

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
SERVICE CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.05
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.05
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.05)
Net realized gains	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.01%	0.01%	0.01%	0.14%	2.02%	4.75%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.52%	0.52%	0.56%	0.56%	0.54%
Net expenses	0.26%	0.25%	0.35%	0.46%	0.52%	0.50%
Net investment income	0.01%	0.01%	0.01%	0.16%	1.99%	4.64%
Supplemental data
Net assets, end of period (000s omitted)	$1,594,389	$2,000,296	$2,284,605	$4,015,237	$6,358,514	$7,374,749

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Cash Investment Money Market Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Cash Investment Money Market Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Advantage Cash Investment Money Market Fund	33

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2013, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $2,979,626 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2013, all of the Fund’s investments in securities were valued using Level 2 inputs since the primary inputs include credit quality of the issuer and short-term interest rates which are observable and the use of amortized cost.

Further details on the major security types can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended January 31, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

34	Wells Fargo Advantage Cash Investment Money Market Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee of 0.10% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Administrator Class	0.10%
Institutional Class	0.08
Select Class	0.04
Service Class	0.12

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through May 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.35% for Administrator Class shares, 0.20% for Institutional Class shares, 0.13% for Select Class shares and 0.50% for Service Class shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Service Class of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended January 31, 2013 and January 31, 2012 were as follows:

	Year ended January 31,
	2013	2012
Ordinary income	$12,561,316	$14,082,531
Long-term capital gain	0	29

As of January 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Capital loss carryforward
$412,444	($2,979,626)

Notes to financial statements	Wells Fargo Advantage Cash Investment Money Market Fund	35

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

36	Wells Fargo Advantage Cash Investment Money Market Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Cash Investment Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from March 1, 2010 to January 31, 2011, and each of the years or periods in the three-year period ended February 28, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Cash Investment Money Market Fund as of January 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 26, 2013

Other information (unaudited)	Wells Fargo Advantage Cash Investment Money Market Fund	37

TAX INFORMATION

For the fiscal year ended January 31, 2013, $8,345,184 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2013, 3.52% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, seven-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

38	Wells Fargo Advantage Cash Investment Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 136 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Cash Investment Money Market Fund	39

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 75 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 75 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

40	Wells Fargo Advantage Cash Investment Money Market Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

215092 03-13 A302/AR302 1-13

Wells Fargo Advantage

Government Money Market Fund

Annual Report

January 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of January 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Government Money Market Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Government Money Market Fund for the 12-month period that ended January 31, 2013. The past 12 months were marked by accommodative central bank policies, low interest rates, and regulatory uncertainty. Despite the challenges of a changing market landscape, we continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

The Federal Reserve remained focused on spurring economic growth.

Citing its dual mandate of fostering maximum employment and price stability, the Federal Reserve (Fed) reaffirmed its commitment to highly accommodative monetary policy. In addition, the Fed formally announced that exceptionally low interest rates would be appropriate at least as long as the unemployment rate remains above 6.5% and inflation remains no more than half a percentage point above its 2.0% inflation target. It also continued its quantitative easing program.

Despite aggressive monetary policy accommodation, the U.S. economic recovery remained weak compared with previous business cycles. Three forces—discretionary fiscal policy, housing market activity, and household income expectations—have not been firing on all cylinders and therefore the recovery has been tepid up to this point. Further, many households still face barriers to credit access, and businesses have been reluctant to spend in the face of economic and policy uncertainty.

Yields remained low.

Yields remained near record lows due to a combination of strong demand and limited supply of money market securities. Not only did the Fed keep its federal funds target rate near zero, but strong demand for U.S. Treasuries also contributed to low yields as investments in other areas—notably the eurozone—were seen as risky due to the weak finances of the peripheral countries and many banks. The infusions of liquidity into the European banking system did alleviate credit stresses over the course of the year as indicated by the three-month London Interbank Offered Rate (LIBOR), which fell nearly 30 basis points (bps; 100 bps equals 1.00%) by the end of December 2012, which was approximately half of what it was at the same point in 2011.

Overall supply in the money markets continued to decrease as some issuers deleveraged and others issued long-term debt to take advantage of low interest rates. As of December 31, 2012, U.S. government debt makes up the vast majority of the money market supply. Treasuries, agencies, and repurchase agreements comprise more than 75% of the money market supply. Prime instruments make up only 22% of the total, and nearly three-quarters of those securities were issued by foreign entities.

Despite interest rates remaining low, these rates have not been a death knell for the money market industry. Investors are involved in this sector for complex reasons, and yield has been but one component driving their investment choices. More often, relative safety, diversification, and liquidity have been higher-value propositions to these investors, factors that were not diminished by Fed policy or technical developments.

Money market regulations remained under review.

Regulators remained concerned about potential systemic risk from money market funds in the event of another financial crisis and sought further revisions to money market fund regulations in order to mitigate that risk. In August 2012, however,

Letter to shareholders (unaudited)	Wells Fargo Advantage Government Money Market Fund	3

former-SEC Chairman Mary Schapiro issued a statement indicating that, in light of the stated positions of a majority of the SEC commissioners, the SEC would not call a vote on a proposal to modify money market fund regulations. In November 2012, the Financial Stability Oversight Council (FSOC) proposed additional regulations to the SEC in an attempt to address any perceived risk that investors may redeem en masse, or run, from money market funds in response to market distress. These proposed measures included requiring money market funds to maintain a floating-rate net asset value, withhold a minimum balance at risk from redeeming shareholders, and/or maintain capital buffers. As of January 31, 2013, the FSOC was reviewing comment letters from the public, including ourselves (Wells Fargo Funds Management, LLC), regarding its proposals. As we gain clarity in the coming months regarding potential changes to the regulation of money market funds, we will provide further communications to you about them.

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs. Our focus on preservation of capital and liquidity is the basis of our investment philosophy. We are proud of our comprehensive lineup of prime, government, and tax-exempt money market funds.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs.

4	Wells Fargo Advantage Government Money Market Fund	Money market overview (unaudited)

Overview

The Fund’s fiscal year that ended January 31, 2013, was characterized by a continuation of extremely low interest rates and an expectation that rates would remain low for an extended period of time. A number of technical and fundamental factors affecting both the supply and demand sides of the Treasury market contributed to keeping interest rates low. Most important, the Federal Reserve (Fed) maintained its commitment to a very accommodative monetary stance. Within that context, however, 3-month Treasury bills (T-bills) were marginally higher on average during the 12-month period that ended January 31, 2013, averaging 8 basis points (bps; 100 bps equals 1.00%) compared with only 3 bps in the previous fiscal year.

The slight improvement in rates began in February 2012 and then remained relatively steady for the bulk of 2012 before dipping again during December 2012 and January 2013. Among the many factors affecting the market, the most significant appears to have been the Fed’s ”Operation Twist”, which pushed rates in the repurchase agreement (repo) market higher, and T-bill yields moved higher in turn. Operation Twist involved the Fed effectively lengthening the average maturity of its portfolio by purchasing U.S. Treasury securities with longer maturities while selling a like amount of similar securities with shorter maturities. Although the program was designed to stimulate the economy by keeping long-term interest rates low, it had the counterintuitive effect of increasing short-term rates. The mechanism for this effect was a buildup of U.S. Treasury security inventories on the balance sheets of primary government securities dealers, the purchasers of the Fed’s shorter-maturity securities. As the securities accumulated at the primary dealers, pending their eventual sale to investors, they added to the supply of collateral available in the repo market. This additional supply gradually pushed overnight repo rates higher, from an average of 9 bps in the 12-month period that ended January 31, 2012, to an average of 21 bps in the 12-month period that ended January 31, 2013, as measured by the Depository Trust & Clearing Corporation (DTCC) U.S. Treasury Repo Index.

The market for U.S. government-sponsored enterprise (GSE) securities tracked the T-bill market closely throughout the period. Yields on 3-, 6-, and 12-month discount notes began the period at 7 bps, 8 bps, and 15 bps, respectively, and went on to average slightly higher levels over the entire period of 10 bps, 13 bps, and 17 bps, respectively.

With the conclusion of Operation Twist at the end of 2012, primary dealer inventories of U.S. Treasury securities were expected to decline, gradually reducing repo collateral supply and bringing repo rates lower. This effect began to be seen in January 2013 as the DTCC U.S. Treasury Repo Index averaged 14 bps for the month, down significantly from its average for the 12-month period. The decline in repo yields encouraged investors to move to other markets, increasing the demand for T-bills and GSE discount notes, the yields on which promptly moved lower as well. Discount note yields for 3-, 6-, and 12-month tenors declined to averages of 7 bps, 10 bps, and 14 bps, respectively, for the month of January 2013.

The T-bill market is also periodically affected by changes in T-bill supply due to seasonal fluctuations in the U.S. Treasury’s need for cash; this is typically due to the timing of tax receipts and related tax-refund disbursements. A significant seasonal increase in T-bill issuance began in February 2012, which contributed to the higher T-bill yields and by extension GSE discount note yields at the beginning of the period.

Our portfolio strategy continues to emphasize maintaining both a stable $1.00 net asset value and adequate liquidity to meet shareholder redemptions.

Strategic outlook

As we look to the next fiscal year, many uncertainties remain for money market funds and the money market industry. Regulators continue to discuss the potential for further changing the standards and practices for money market funds beyond those already implemented. From a market perspective, the Fed has been quite clear in its intent to keep interest rates low for an extended period that continues beyond the upcoming fiscal year. But we believe however, interest rates will begin to normalize, and after a number of years of near-zero rates, the adjustment process may not be smooth. It’s also possible that another debate on raising the debt ceiling could take place later this spring or summer, and as we saw in August 2011, those debates could lead to relatively significant dislocations in the markets. Finally, housing finance reform looms on the horizon, and the future of the housing agencies Freddie Mac and Fannie Mae remains unclear, with clarifying decisions not expected imminently. In the face of these challenges, we believe that our portfolio strategy, with its focus on capital preservation and portfolio liquidity, will enable the Fund to continue to meet its objectives.

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6	Wells Fargo Advantage Government Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

David D. Sylvester

Laurie White

Average annual total returns1 (%) as of January 31, 2013

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class A (WFGXX)	11-8-1999	0.01	0.29	1.46	0.61	0.61
Administrator Class (WGAXX)	7-31-2003	0.01	0.36	1.63	0.34	0.34
Institutional Class (GVIXX)	7-28-2003	0.01	0.40	1.73	0.22	0.20
Service Class (NWGXX)	11-16-1987	0.01	0.32	1.55	0.51	0.50
Sweep Class	6-30-2010	0.01	0.32	1.55	0.96	0.96

Fund yield summary[3] (%) as of January 31, 2013	Class A	Administrator Class	Institutional Class	Service Class	Sweep Class
7-day current yield	0.01	0.01	0.01	0.01	0.01
7-day compound yield	0.01	0.01	0.01	0.01	0.01
30-day simple yield	0.01	0.01	0.01	0.01	0.01
30-day compound yield	0.01	0.01	0.01	0.01	0.01

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available at the Fund’s website – wellsfargoadvantagefunds.com.

Each class is sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectuses.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. The U.S. Government guarantee applies to certain of the underlying securities held by the Fund and not to shares of the Fund itself.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Government Money Market Fund	7

Portfolio composition[4] as of January 31, 2013

Effective maturity distribution[5] as of January 31, 2013

Weighted average maturity[6] as of January 31, 2013
31 days

Weighted average final maturity[7] as of January 31, 2013
66 days

1.	Historical performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Service Class shares, and includes the higher expenses applicable to the Service Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Sweep Class shares prior to their inception reflects the performance of the Service Class shares, and has not been adjusted to reflect the higher expenses applicable to the Sweep Class shares. If these expenses had been adjusted, returns would be lower.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 11, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.65% for Class A, 0.35% for Administrator Class, 0.20% for Institutional Class, 0.50% for Service Class, and 1.00% for Sweep Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been (0.46)%, (0.19)%, (0.07)%, (0.36)%, and (0.81)% for Class A, Administrator Class, Institutional Class, Service Class, and Sweep Class, respectively.

4.	Portfolio composition is subject to change and is calculated based on the total investments of the Fund.

5.	Effective maturity distribution is subject to change and is calculated based on the total investments of the Fund.

6.	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes.

7.	Weighted Average Final Maturity (WAFM): WAFM is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAFM allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAFM is a way to measure a fund’s potential sensitivity to credit spread changes.

8	Wells Fargo Advantage Government Money Market Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs

(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2012 to January 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2012	Ending account value 1-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,000.05	$0.90	0.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.23	$0.92	0.18%
Administrator Class
Actual	$1,000.00	$1,000.05	$0.90	0.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.23	$0.92	0.18%
Institutional Class
Actual	$1,000.00	$1,000.06	$0.90	0.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.23	$0.92	0.18%
Service Class
Actual	$1,000.00	$1,000.05	$0.90	0.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.23	$0.92	0.18%
Sweep Class
Actual	$1,000.00	$1,000.05	$0.90	0.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.23	$0.92	0.18%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Government Money Market Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Commercial Paper: 2.96%

Asset-Backed Commercial Paper: 2.96%
Straight-A Funding LLC 144A(z)	0.18%	2-1-2013	$32,715,000	$32,715,000
Straight-A Funding LLC 144A(z)	0.18	2-4-2013	74,750,000	74,748,879
Straight-A Funding LLC 144A(z)	0.19	3-6-2013	85,200,000	85,185,161
Straight-A Funding LLC 144A(z)	0.19	3-11-2013	38,000,000	37,992,379
Straight-A Funding LLC 144A(z)	0.19	3-12-2013	83,545,000	83,527,804
Straight-A Funding LLC 144A(z)	0.19	3-14-2013	25,000,000	24,994,590
Straight-A Funding LLC 144A(z)	0.19	4-1-2013	125,000,000	124,961,076
Straight-A Funding LLC 144A(z)	0.19	4-2-2013	15,034,000	15,029,239
Straight-A Funding LLC 144A(z)	0.19	4-3-2013	30,000,000	29,990,342
Straight-A Funding LLC 144A(z)	0.19	4-4-2013	53,031,000	53,013,647
Straight-A Funding LLC 144A(z)	0.19	4-5-2013	30,000,000	29,990,025
Straight-A Funding LLC 144A(z)	0.19	4-8-2013	25,016,000	25,007,286
Straight-A Funding LLC 144A(z)	0.19	4-9-2013	70,000,000	69,975,247
Straight-A Funding LLC 144A(z)	0.19	4-18-2013	105,000,000	104,957,883
Straight-A Funding LLC 144A(z)	0.19	4-19-2013	75,000,000	74,969,521
Straight-A Funding LLC 144A(z)	0.19	4-22-2013	26,015,000	26,004,016

Total Commercial Paper (Cost $893,062,095)				893,062,095

Government Agency Debt: 47.99%
FFCB ±	0.08	3-20-2013	50,000,000	49,998,419
FFCB ±	0.09	8-15-2013	45,000,000	44,996,436
FFCB (z)	0.10	5-20-2013	85,000,000	84,974,500
FFCB (z)	0.11	6-24-2013	35,000,000	34,984,707
FFCB ±	0.12	9-13-2013	147,670,000	147,647,986
FFCB (z)	0.12	8-9-2013	15,000,000	14,990,550
FFCB (z)	0.12	8-14-2013	100,000,000	99,935,333
FFCB ±	0.12	6-27-2013	50,000,000	49,997,958
FFCB ±	0.12	3-21-2013	165,000,000	165,000,000
FFCB (z)	0.13	7-11-2013	12,400,000	12,393,111
FFCB (z)	0.14	3-6-2013	25,000,000	24,996,792
FFCB ±	0.14	8-28-2013	100,000,000	99,988,943
FFCB	0.15	2-6-2013	106,875,000	106,874,951
FFCB	0.15	2-15-2013	14,422,000	14,422,313
FFCB (z)	0.15	4-1-2013	55,000,000	54,986,479
FFCB (z)	0.15	4-11-2013	150,000,000	149,956,875
FFCB (z)	0.15	8-6-2013	50,000,000	49,961,250
FFCB ±	0.15	7-29-2013	124,000,000	123,994,703
FFCB (z)	0.16	4-5-2013	15,000,000	14,995,931
FFCB (z)	0.16	4-9-2013	11,855,000	11,851,580
FFCB ±	0.16	1-6-2014	35,000,000	34,995,915
FFCB (z)	0.16	4-17-2013	10,000,000	9,996,667
FFCB (z)	0.16	4-30-2013	10,000,000	9,996,089
FFCB (z)	0.16	5-28-2013	25,000,000	24,987,111
FFCB (z)	0.16	3-25-2013	5,000,000	4,998,844
FFCB ±	0.17	3-6-2013	125,000,000	124,996,566
FFCB ±	0.18	4-2-2014	150,000,000	149,991,162
FFCB (z)	0.18	6-5-2013	38,700,000	38,676,006
FFCB (z)	0.18	6-6-2013	15,000,000	14,990,625

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Government Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Government Agency Debt (continued)
FFCB ±	0.18%	10-28-2013	$15,000,000	$15,004,048
FFCB ±	0.19	12-23-2013	41,715,000	41,728,617
FFCB ±	0.20	1-13-2015	250,000,000	249,901,737
FFCB	0.20	3-13-2013	45,000,000	45,001,648
FFCB ±	0.21	4-15-2013	25,000,000	24,998,531
FFCB	0.22	6-11-2013	93,300,000	93,338,120
FFCB ±	0.22	8-22-2013	95,775,000	95,809,406
FFCB ±	0.22	2-24-2014	142,000,000	142,077,384
FFCB ±	0.26	10-15-2013	35,000,000	34,980,143
FFCB	0.29	5-16-2013	50,000,000	50,027,409
FFCB	2.60	3-4-2013	23,100,000	23,148,069
FHLB (z)	0.10	3-15-2013	50,000,000	49,994,167
FHLB ±	0.10	8-28-2013	250,000,000	249,978,226
FHLB ±	0.11	9-4-2013	115,000,000	114,966,327
FHLB ±	0.11	9-6-2013	250,000,000	250,000,000
FHLB	0.12	7-22-2013	100,000,000	99,993,387
FHLB ±	0.12	6-20-2014	96,750,000	96,700,629
FHLB ±	0.12	1-23-2014	200,000,000	199,958,369
FHLB	0.13	6-21-2013	100,000,000	99,995,410
FHLB	0.13	7-11-2013	100,000,000	99,997,460
FHLB ±	0.13	6-12-2014	150,000,000	150,000,000
FHLB ±	0.13	2-20-2014	200,000,000	199,912,428
FHLB (z)	0.14	2-15-2013	25,000,000	24,998,639
FHLB (z)	0.14	3-13-2013	50,000,000	49,992,222
FHLB (z)	0.14	6-21-2013	100,000,000	99,945,556
FHLB ±	0.14	4-18-2013	39,000,000	38,999,012
FHLB ±	0.15	4-12-2013	200,000,000	200,000,000
FHLB	0.15	6-14-2013	75,000,000	74,994,699
FHLB	0.16	2-8-2013	36,750,000	36,750,047
FHLB	0.16	4-17-2013	200,000,000	199,990,934
FHLB	0.16	6-10-2013	75,000,000	74,997,511
FHLB ±	0.17	4-19-2013	100,000,000	100,000,000
FHLB	0.18	2-1-2013	32,900,000	32,900,000
FHLB (z)	0.18	5-29-2013	56,350,000	56,317,035
FHLB (z)	0.18	5-31-2013	75,000,000	74,955,375
FHLB ±	0.18	4-26-2013	145,000,000	144,999,386
FHLB	0.19	2-15-2013	60,000,000	60,000,729
FHLB	0.24	8-9-2013	5,000,000	5,000,978
FHLB ±	0.29	2-5-2013	190,000,000	189,999,159
FHLB ±	0.29	3-7-2013	69,000,000	68,998,047
FHLB ±	0.30	3-28-2013	306,000,000	305,990,352
FHLB ±	0.30	6-14-2013	150,000,000	150,000,000
FHLB ±	0.31	5-2-2013	100,000,000	99,994,864
FHLB ±	0.32	2-25-2013	43,200,000	43,201,147
FHLB ±	0.32	4-1-2013	67,000,000	67,000,000
FHLB ±	0.32	4-12-2013	25,000,000	25,000,000
FHLB ±	0.32	5-17-2013	100,000,000	100,000,000
FHLB ±	0.33	3-12-2013	75,000,000	75,000,812
FHLB ±	0.34	5-17-2013	28,000,000	28,000,000
FHLB	1.63	3-20-2013	10,000,000	10,018,847

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Government Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Government Agency Debt (continued)
FHLB	3.38%	2-27-2013	$93,410,000	$93,622,485
FHLMC (z)	0.07	2-13-2013	20,185,000	20,184,529
FHLMC (z)	0.07	2-20-2013	38,000,000	37,998,596
FHLMC (z)	0.10	6-25-2013	200,000,000	199,908,000
FHLMC (z)	0.11	3-21-2013	50,000,000	49,992,667
FHLMC (z)	0.12	2-1-2013	108,000,000	108,000,000
FHLMC (z)	0.13	7-8-2013	100,000,000	99,943,306
FHLMC (z)	0.14	7-15-2013	125,000,000	124,924,833
FHLMC (z)	0.14	2-28-2013	99,000,000	98,989,605
FHLMC (z)	0.14	3-4-2013	79,000,000	78,990,476
FHLMC (z)	0.14	4-24-2013	100,000,000	99,968,111
FHLMC (z)	0.14	4-25-2013	75,000,000	74,975,792
FHLMC (z)	0.14	5-3-2013	206,000,000	205,927,099
FHLMC ±	0.15	9-13-2013	150,000,000	149,991,575
FHLMC (z)	0.15	2-25-2013	150,000,000	149,984,167
FHLMC (z)	0.15	2-26-2013	75,000,000	74,992,188
FHLMC (z)	0.15	3-19-2013	250,000,000	249,952,083
FHLMC (z)	0.15	4-3-2013	50,000,000	49,987,292
FHLMC (z)	0.15	4-18-2013	125,000,000	124,959,361
FHLMC (z)	0.15	6-5-2013	75,000,000	74,961,250
FHLMC (z)	0.16	3-25-2013	178,000,000	177,960,148
FHLMC (z)	0.16	4-8-2013	175,000,000	174,950,455
FHLMC (z)	0.16	2-27-2013	100,000,000	99,988,444
FHLMC (z)	0.16	3-11-2013	108,498,000	108,479,676
FHLMC (z)	0.16	4-16-2013	30,000,000	29,990,133
FHLMC (z)	0.16	4-22-2013	146,970,000	146,915,703
FHLMC ±	0.16	3-21-2013	250,000,000	250,004,161
FHLMC (z)	0.17	2-19-2013	75,000,000	74,993,625
FHLMC (z)	0.18	4-29-2013	207,594,000	207,506,148
FHLMC (z)	0.18	5-6-2013	118,620,000	118,566,114
FHLMC (z)	0.18	5-13-2013	125,000,000	124,938,278
FHLMC	0.80	4-19-2013	59,500,000	59,579,672
FHLMC	1.72	4-11-2013	23,545,000	23,614,269
FHLMC	4.50	7-15-2013	100,000,000	101,979,442
FHMA (z)	0.10	6-10-2013	125,000,000	124,955,208
FNMA (z)	0.06	2-21-2013	150,000,000	149,993,055
FNMA (z)	0.10	6-3-2013	100,000,000	99,966,112
FNMA (z)	0.13	2-1-2013	150,000,000	150,000,000
FNMA (z)	0.14	2-13-2013	150,000,000	149,992,500
FNMA (z)	0.14	7-17-2013	100,000,000	99,937,750
FNMA (z)	0.14	2-19-2013	100,000,000	99,993,000
FNMA (z)	0.14	4-2-2013	100,000,000	99,976,667
FNMA (z)	0.14	6-12-2013	44,538,000	44,515,310
FNMA (z)	0.14	6-19-2013	86,762,000	86,715,438
FNMA (z)	0.15	2-14-2013	148,665,000	148,656,948
FNMA (z)	0.15	3-4-2013	29,145,000	29,141,235
FNMA (z)	0.15	3-7-2013	37,500,000	37,494,688
FNMA (z)	0.15	3-13-2013	75,000,000	74,987,500
FNMA (z)	0.15	4-1-2013	21,000,000	20,994,838
FNMA (z)	0.15	4-3-2013	100,000,000	99,974,583

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Government Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Government Agency Debt (continued)
FNMA (z)	0.15%	4-10-2013	$50,000,000	$49,985,597
FNMA (z)	0.16	3-20-2013	73,194,000	73,179,188
FNMA (z)	0.16	2-6-2013	150,000,000	149,996,598
FNMA (z)	0.16	3-1-2013	50,000,000	49,993,778
FNMA (z)	0.16	5-16-2013	50,000,000	49,976,889
FNMA (z)	0.17	5-1-2013	143,600,000	143,542,350
FNMA (z)	0.17	4-24-2013	100,000,000	99,961,278
FNMA (z)	0.18	5-8-2013	150,000,000	149,929,000
FNMA (z)	0.18	5-15-2013	250,000,000	249,870,177
FNMA (z)	0.18	5-29-2013	100,000,000	99,941,500
FNMA ±	0.18	6-20-2014	300,000,000	299,916,208
FNMA ±	0.22	5-17-2013	35,000,000	35,008,900
FNMA	0.75	2-26-2013	217,746,000	217,831,789
FNMA	1.00	9-23-2013	15,000,000	15,082,039
FNMA	1.25	8-20-2013	37,005,000	37,226,569
FNMA	1.75	2-22-2013	243,743,000	243,962,636
FNMA	1.75	5-7-2013	208,522,000	209,382,598
FNMA	3.25	4-9-2013	22,175,000	22,300,714
FNMA	3.63	2-12-2013	10,320,000	10,330,612
FNMA	4.38	3-15-2013	92,360,000	92,807,871
FNMA	4.38	7-17-2013	115,537,000	117,785,849
FNMA	4.75	2-21-2013	53,610,000	53,744,015

Total Government Agency Debt (Cost $14,492,905,338)				14,492,905,338

Other Notes: 0.46%

Corporate Bonds and Notes: 0.46%
National Credit Union Administration ±	0.23	6-12-2013	139,839,000	139,849,520

Total Other Notes (Cost $139,849,520)				139,849,520

Repurchase Agreements ^^: 48.06%
Bank of America Corporation, dated 1-31-2013, maturity value $2,200,009,778 (1)	0.16	2-1-2013	2,200,000,000	2,200,000,000
Bank of Nova Scotia, dated 1-31-2013, maturity value $259,900,939 (2)	0.13	2-1-2013	259,900,000	259,900,000
Barclays Capital Incorporated, dated 1-28-2013, maturity value $250,005,347 ±(3)	0.11	2-4-2013	250,000,000	250,000,000
Barclays Capital Incorporated, dated 1-30-2013, maturity value $250,004,375 ±(4)	0.09	2-6-2013	250,000,000	250,000,000
BNP Paribas Securities, dated 1-31-2013, maturity value $500,002,222 (5)	0.16	2-1-2013	500,000,000	500,000,000
BNP Paribas Securities, dated 1-31-2013, maturity value $850,003,542 (6)	0.15	2-1-2013	850,000,000	850,000,000
Citibank NA, dated 1-31-2013, maturity value $500,002,361 (7)	0.17	2-1-2013	500,000,000	500,000,000
Citigroup Global Markets, dated 1-31-2013, maturity value $1,800,008,500 (8)	0.17	2-1-2013	1,800,000,000	1,800,000,000
Citigroup Global Markets, dated 1-31-2013, maturity value $250,000,694 (9)	0.10	2-1-2013	250,000,000	250,000,000
Deutsche Bank Securities, dated 1-31-2013, maturity value $125,000,590 (10)	0.17	2-1-2013	125,000,000	125,000,000
Deutsche Bank Securities, dated 1-31-2013, maturity value $700,003,306 (11)	0.17	2-1-2013	700,000,000	700,000,000
Goldman Sachs & Company, dated 1-31-2013, maturity value $300,001,333 (12)	0.16	2-1-2013	300,000,000	300,000,000
HSBC Securities, dated 1-31-2013 maturity value $350,001,264 (13)	0.13	2-1-2013	350,000,000	350,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Government Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Repurchase Agreements ^^ (continued)
Merrill Pierce Fenner Smith Incorporated, dated 1-31-2013, maturity value $375,001,667 (14)	0.16%	2-1-2013	$375,000,000	$375,000,000
RBC Capital Markets, dated 1-25-2013, maturity value $250,007,292 (15)	0.15	2-1-2013	250,000,000	250,000,000
RBC Capital Markets, dated 1-31-2013, maturity value $250,006,806 ±(16)	0.14	2-7-2013	250,000,000	250,000,000
RBC Capital Markets, dated 1-31-2013, maturity value $475,002,111 (17)	0.16	2-1-2013	475,000,000	475,000,000
RBS Securities Incorporated, dated 1-31-2013, maturity value $1,230,005,808 (18)	0.17	2-1-2013	1,230,000,000	1,230,000,000
Royal Bank of Scotland, dated 1-31-2013, maturity value $1,150,005,431 (19)	0.17	2-1-2013	1,150,000,000	1,150,000,000
Societe Generale New York, dated 1-29-2013, maturity value $250,003,889 ±(20)	0.08	2-5-2013	250,000,000	250,000,000
Societe Generale New York, dated 1-31-2013, maturity value $2,125,010,035 (21)	0.17	2-1-2013	2,125,000,000	2,125,000,000
UBS Securities LLC, dated 1-31-2013 maturity value $75,000,313 (22)	0.15	2-1-2013	75,000,000	75,000,000

Total Repurchase Agreements (Cost $14,514,900,000)				14,514,900,000

Treasury Debt: 0.50%
U.S. Treasury Note	0.63	2-28-2013	150,000,000	150,059,765

Total Treasury Debt (Cost $150,059,765)				150,059,765

Total investments in securities
(Cost $30,190,776,718) *	99.97%	30,190,776,718
Other assets and liabilities, net	0.03	8,356,634

Total net assets	100.00%	$30,199,133,352

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

±	Variable rate investment. The interest rate shown is the rate in effect at period end.

^^	Collateralized by:

(1)	U.S. government securities, 2.30% to 7.00%, 10-1-2033 to 4-15-2040, fair value including accrued interest is $2,266,000,000.

(2)	U.S. government securities, 1.75% to 2.50%, 7-15-2013 to 1-15-2029, fair value including accrued interest is $265,098,026.

(3)	U.S. government securities, 4.00%, 3-1-2042 to 5-1-2042, fair value including accrued interest is $257,500,001.

(4)	U.S. government securities, 4.00%, 5-1-2042, fair value including accrued interest is $257,500,000.

(5)	U.S. government securities, 3.00% to 3.50%, 7-20-2042 to 12-20-2042, fair value including accrued interest is $515,000,001.

(6)	U.S. government securities, 0.25% to 3.38%, 6-30-2013 to 8-15-2021, fair value including accrued interest is $867,000,081.

(7)	U.S. government securities, 2.04% to 6.50%, 1-1-2018 to 1-1-2043, fair value including accrued interest is $515,000,001.

(8)	U.S. government securities, 0.85% to 6.50%, 12-1-2020 to 1-15-2044, fair value including accrued interest is $1,854,000,000.

(9)	U.S. government securities, 0.25% to 0.75%, 10-15-2015 to 12-31-2017, fair value including accrued interest is $255,000,091.

(10)	U.S. government securities, 4.50%, 7-15-2040 to 6-20-2042, fair value including accrued interest is $128,750,000.

(11)	U.S. government securities, 3.00% to 5.00%, 7-20-2026 to 2-1-2043, fair value including accrued interest is $721,000,000.

(12)	U.S. government securities, 3.00% to 6.00%, 9-1-2030 to 11-1-2042, fair value including accrued interest is $309,000,001.

(13)	U.S. government securities, 4.00% to 6.00%, 11-1-2034 to 9-1-2042, fair value including accrued interest is $360,501,334.

(14)	U.S. government securities, 2.13% to 4.50%, 12-1-2040 to 1-1-2043, fair value including accrued interest is $386,250,000.

(15)	U.S. government securities, 2.21% to 5.00%, 10-1-2027 to 6-1-2042, fair value including accrued interest is $257,500,000.

(16)	U.S. government securities, 2.42% to 5.00%, 11-1-2040 to 12-1-2042, fair value including accrued interest is $257,500,001.

(17)	U.S. government securities, 1.37% to 6.50%, 1-1-2023 to 9-1-2044, fair value including accrued interest is $489,250,000.

(18)	U.S. government securities, 0.00% to 1.35%, 2-1-2013 to 5-15-2022, fair value including accrued interest is $1,254,603,747.

(19)	U.S. government securities, 1.90% to 6.50%, 11-15-2013 to 6-15-2054, fair value including accrued interest is $1,182,603,376.

(20)	U.S. government securities, 0.69% to 6.50%, 7-1-2017 to 12-1-2042, fair value including accrued interest is $257,500,000.

(21)	U.S. government securities, 2.00% to 7.50%, 3-1-2014 to 3-15-2053, fair value including accrued interest is $2,188,750,000.

(22)	U.S. government securities, 3.00% to 4.00%, 7-1-2026 to 7-1-2032, fair value including accrued interest is $77,250,000.
*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Government Money Market Fund	Statement of assets and liabilities—January 31, 2013

Assets
Investments
In unaffiliated securities, at amortized cost	$15,675,876,718
In repurchase agreements, at amortized cost	14,514,900,000

Total investments, at value (at amortized cost)	30,190,776,718
Cash	17,010
Receivable for Fund shares sold	2,272,583
Receivable for interest	11,128,305
Receivable from adviser	1,153,182
Prepaid expenses and other assets	61,618

Total assets	30,205,409,416

Liabilities
Dividends payable	156,973
Payable for Fund shares redeemed	891,824
Distribution fees payable	7,212
Due to other related parties	3,218,636
Shareholder servicing fees payable	1,489,389
Accrued expenses and other liabilities	512,030

Total liabilities	6,276,064

Total net assets	$30,199,133,352

NET ASSETS CONSIST OF
Paid-in capital	$30,199,165,443
Overdistributed net investment income	(32,091)

Total net assets	$30,199,133,352

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class A	$564,675,956
Shares outstanding – Class A	564,677,764
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$408,410,566
Shares outstanding – Administrator Class	408,411,983
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$22,762,489,118
Shares outstanding – Institutional Class	22,762,560,157
Net asset value per share – Institutional Class	$1.00
Net assets – Service Class	$6,440,560,004
Shares outstanding – Service Class	6,440,579,661
Net asset value per share – Service Class	$1.00
Net assets – Sweep Class	$22,997,708
Shares outstanding – Sweep Class	22,997,782
Net asset value per share – Sweep Class	$1.00

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended January 31, 2013	Wells Fargo Advantage Government Money Market Fund	15

Investment income
Interest	$53,224,479

Expenses
Advisory fee	29,536,742
Administration fees
Fund level	10,361,023
Class A	1,487,469
Administrator Class	518,942
Institutional Class	18,077,796
Service Class	6,856,492
Sweep Class	68,064
Shareholder servicing fees
Class A	1,684,996
Administrator Class	517,403
Service Class	14,265,170
Sweep Class	77,345
Distribution fees
Sweep Class	108,283
Custody and accounting fees	1,185,274
Professional fees	47,492
Registration fees	51,624
Shareholder report expenses	62,494
Trustees’ fees and expenses	14,072
Other fees and expenses	151,280

Total expenses	85,071,961
Less: Fee waivers and/or expense reimbursements	(34,930,156)

Net expenses	50,141,805

Net investment income	3,082,674

Net increase in net assets resulting from operations	$3,082,674

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Government Money Market Fund	Statement of changes in net assets

	Year ended January 31, 2013		Year ended January 31, 2012

Operations
Net investment income		$3,082,674		$2,949,061
Net realized gains on investments		0		512,083

Net increase in net assets resulting from operations		3,082,674		3,461,144

Distributions to shareholders from
Net investment income
Class A		(67,798)		(95,021)
Administrator Class		(52,036)		(53,944)
Institutional Class		(2,386,806)		(2,204,200)
Service Class		(572,932)		(584,349)
Sweep Class		(3,102)		(11,547)
Net realized gains
Class A		0		(4,965)
Administrator Class		0		(2,834)
Institutional Class		0		(147,011)
Service Class		0		(29,234)
Sweep Class		0		(524)

Total distributions to shareholders		(3,082,674)		(3,133,629)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	1,709,289,262	1,709,289,262	1,838,568,173	1,838,568,173
Administrator Class	3,338,492,206	3,338,492,206	4,876,710,130	4,876,710,130
Institutional Class	157,730,470,093	157,730,470,093	174,485,337,964	174,485,337,964
Service Class	41,998,294,119	41,998,294,119	36,731,533,107	36,731,533,107
Sweep Class	103,647,746	103,647,746	632,350,626	632,350,626

		204,880,193,426		218,564,500,000

Reinvestment of distributions
Class A	64,709	64,709	97,091	97,091
Administrator Class	24,508	24,508	26,218	26,218
Institutional Class	1,137,817	1,137,817	1,112,563	1,112,563
Service Class	50,492	50,492	44,175	44,175
Sweep Class	3,102	3,102	12,071	12,071

		1,280,628		1,292,118

Payment for shares redeemed
Class A	(2,081,855,065)	(2,081,855,065)	(1,980,377,857)	(1,980,377,857)
Administrator Class	(3,539,053,850)	(3,539,053,850)	(4,815,072,662)	(4,815,072,662)
Institutional Class	(161,381,744,033)	(161,381,744,033)	(167,834,417,712)	(167,834,417,712)
Service Class	(40,814,540,147)	(40,814,540,147)	(37,295,525,738)	(37,295,525,738)
Sweep Class	(182,563,056)	(182,563,056)	(658,245,099)	(658,245,099)

		(207,999,756,151)		(212,583,639,068)

Net increase (decrease) in net assets resulting from capital share transactions		(3,118,282,097)		5,982,153,050

Total increase (decrease) in net assets		(3,118,282,097)		5,982,480,565

Net assets
Beginning of period		33,317,415,449		27,334,934,884

End of period		$30,199,133,352		$33,317,415,449

Overdistributed net investment income		$(32,091)		$(32,091)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Government Money Market Fund	17

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
CLASS A	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Net realized gains (losses) on investments	0.00	0.00 [3]	(0.00)	0.00 [3]	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.04)
Net realized gains	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.01%	0.01%	0.01%	0.01%	1.22%	4.38%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.60%	0.58%	0.65%	0.64%	0.64%
Net expenses	0.17%	0.12%	0.22%	0.28%	0.64%	0.64%
Net investment income	0.01%	0.01%	0.01%	0.01%	1.29%	4.39%
Supplemental data
Net assets, end of period (000s omitted)	$564,676	$937,172	$1,078,873	$777,462	$1,101,904	$1,921,647

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Government Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
ADMINISTRATOR CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Net realized gains (losses) on investments	0.00	0.00 [3]	(0.00)	0.00 [3]	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.04)
Net realized gains	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.01%	0.01%	0.01%	0.02%	1.50%	4.68%
Ratios to average net assets (annualized)
Gross expenses	0.34%	0.34%	0.35%	0.39%	0.37%	0.37%
Net expenses	0.17%	0.12%	0.21%	0.28%	0.36%	0.35%
Net investment income	0.01%	0.01%	0.01%	0.03%	1.42%	4.55%
Supplemental data
Net assets, end of period (000s omitted)	$408,411	$608,948	$547,278	$788,478	$1,780,294	$1,944,435

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Government Money Market Fund	19

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
INSTITUTIONAL CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Net realized gains (losses) on investments	0.00	0.00 [3]	(0.00)	0.00 [3]	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.04)
Net realized gains	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.01%	0.01%	0.03%	0.08%	1.65%	4.83%
Ratios to average net assets (annualized)
Gross expenses	0.22%	0.22%	0.23%	0.27%	0.26%	0.25%
Net expenses	0.17%	0.12%	0.20%	0.21%	0.22%	0.20%
Net investment income	0.01%	0.01%	0.03%	0.10%	1.42%	4.54%
Supplemental data
Net assets, end of period (000s omitted)	$22,762,489	$26,412,568	$19,760,296	$20,661,470	$42,393,921	$23,265,323

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Government Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
SERVICE CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Net realized gains (losses) on investments	0.00	0.00 [3]	(0.00)	0.00 [3]	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.04)
Net realized gains	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.01%	0.01%	0.01%	0.01%	1.35%	4.52%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.51%	0.52%	0.56%	0.54%	0.54%
Net expenses	0.17%	0.12%	0.22%	0.28%	0.51%	0.50%
Net investment income	0.01%	0.01%	0.01%	0.01%	1.31%	4.42%
Supplemental data
Net assets, end of period (000s omitted)	$6,440,560	$5,256,816	$5,820,697	$4,595,307	$6,342,777	$6,350,025

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Government Money Market Fund	21

(For a share outstanding throughout each period)

	Year ended January 31
SWEEP CLASS	2013	2012	2011[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00 [2]
Net realized and gains (losses) on investments	0.00	0.00 [2]	(0.00)

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net realized gains	0.00	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00
Total return[3]	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.96%	0.94%
Net expenses	0.17%	0.12%	0.22%
Net investment income	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$22,998	$101,911	$127,791

1.	For the period from June 30, 2010 (commencement of class operations) to January 31, 2011.

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Government Money Market Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Government Money Market Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. The repurchase agreements must be fully collateralized based on values that are marked-to- market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Advantage Government Money Market Fund	23

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2013, all of the Fund’s investments in securities were valued using Level 2 inputs since the primary inputs include credit quality of the issuer and short-term interest rates which are observable and the use of amortized cost.

Further details on the major security types can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended January 31, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee of 0.10% of the Fund’s average daily net assets.

24	Wells Fargo Advantage Government Money Market Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Sweep Class	0.22%
Administrator Class	0.10
Institutional Class	0.08
Service Class	0.12

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.65% for Class A shares, 0.35% for Administrator Class shares, 0.20% for Institutional Class shares, 0.50% for Services Class shares, and 1.00% for Sweep Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Sweep Class shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.35% of its average daily net assets.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class, and Sweep Class of the Fund is charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $3,082,674 and $3,133,629 of ordinary income for the years ended January 31, 2013 and January 31, 2012, respectively.

As of January 31, 2013, the distributable earnings on a tax basis consisted of $193,550 of undistributed ordinary income.

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

Report of independent registered public accounting firm	Wells Fargo Advantage Government Money Market Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Government Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, each of the periods within the eleven month period from March 1, 2010 to January 31, 2011, and each of the years in the three-year period ended February 28, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Government Money Market Fund as of January 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 26, 2013

26	Wells Fargo Advantage Government Money Market Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended January 31, 2013, $3,078,047 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2013, 24.34% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, seven-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Government Money Market Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 136 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Government Money Market Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 75 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 75 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Government Money Market Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal	securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

215093 03-13 A303/AR303 1-3

Wells Fargo Advantage

Heritage Money Market FundSM

Annual Report

January 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of January 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Heritage Money Market Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Heritage Money Market Fund for the 12-month period that ended January 31, 2013. The past 12 months were marked by accommodative central bank policies, low interest rates, and regulatory uncertainty. Despite the challenges of a changing market landscape, we continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

The Federal Reserve remained focused on spurring economic growth.

Citing its dual mandate of fostering maximum employment and price stability, the Federal Reserve (Fed) reaffirmed its commitment to highly accommodative monetary policy. In addition, the Fed formally announced that exceptionally low interest rates would be appropriate at least as long as the unemployment rate remains above 6.5% and inflation remains no more than half a percentage point above its 2.0% inflation target. It also continued its quantitative easing program.

Despite aggressive monetary policy accommodation, the U.S. economic recovery remained weak compared with previous business cycles. Three forces—discretionary fiscal policy, housing market activity, and household income expectations—have not been firing on all cylinders and therefore the recovery has been tepid up to this point. Further, many households still face barriers to credit access, and businesses have been reluctant to spend in the face of economic and policy uncertainty.

Yields remained low.

Yields remained near record lows due to a combination of strong demand and limited supply of money market securities. Not only did the Fed keep its federal funds target rate near zero, but strong demand for U.S. Treasuries also contributed to low yields as investments in other areas—notably the eurozone—were seen as risky due to the weak finances of the peripheral countries and many banks. The infusions of liquidity into the European banking system did alleviate credit stresses over the course of the year as indicated by the three-month London Interbank Offered Rate (LIBOR), which fell nearly 30 basis points (bps; 100 bps equals 1.00%) by the end of December 2012, which was approximately half of what it was at the same point in 2011.

Overall supply in the money markets continued to decrease as some issuers deleveraged and others issued long-term debt to take advantage of low interest rates. As of December 31, 2012, U.S. government debt makes up the vast majority of the money market supply. Treasuries, agencies, and repurchase agreements comprise more than 75% of the money market supply. Prime instruments make up only 22% of the total, and nearly three-quarters of those securities were issued by foreign entities.

Despite interest rates remaining low, these rates have not been a death knell for the money market industry. Investors are involved in this sector for complex reasons, and yield has been but one component driving their investment choices. More often, relative safety, diversification, and liquidity have been higher-value propositions to these investors, factors that were not diminished by Fed policy or technical developments.

Money market regulations remained under review.

Regulators remained concerned about potential systemic risk from money market funds in the event of another financial crisis and sought further revisions to money market fund regulations in order to mitigate that risk. In August 2012, however, former-SEC

Letter to shareholders (unaudited)	Wells Fargo Advantage Heritage Money Market Fund	3

Chairman Mary Schapiro issued a statement indicating that, in light of the stated positions of a majority of the SEC commissioners, the SEC would not call a vote on a proposal to modify money market fund regulations. In November 2012, the Financial Stability Oversight Council (FSOC) proposed additional regulations to the SEC in an attempt to address any perceived risk that investors may redeem en masse, or run, from money market funds in response to market distress. These proposed measures included requiring money market funds to maintain a floating-rate net asset value, withhold a minimum balance at risk from redeeming shareholders, and/or maintain capital buffers. As of January 31, 2013, the FSOC was reviewing comment letters from the public, including ourselves (Wells Fargo Funds Management, LLC), regarding its proposals. As we gain clarity in the coming months regarding potential changes to the regulation of money market funds, we will provide further communications to you about them.

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs. Our focus on preservation of capital and liquidity is the basis of our investment philosophy. We are proud of our comprehensive lineup of prime, government, and tax-exempt money market funds.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs.

4	Wells Fargo Advantage Heritage Money Market Fund	Money market overview (unaudited)

Overview

Three themes dominated the prime sector during the 12-month period that ended January 31, 2013: central bank actions, rating agency actions, and the overall supply of investments. The year began with the focus on Europe and the European Central Bank’s (ECB’s) Long-Term Refinancing Operation (LTRO). Conducted by the ECB to provide unlimited amounts of three-year financing to banks at a below-market clearing rate at the time, the objective was to provide enough liquidity to allow banks to repay their 2012 maturities as well as boost investor confidence. In total, European banks took €1 trillion through the LTRO. This additional liquidity was viewed positively, resulting in greater European bank exposure on both a secured and unsecured basis. Even Greece’s debt restructuring and slowing economic growth in the United Kingdom and Spain did little to dampen investors’ enthusiasm as they instead focused on positive earnings news from European banks. The first opportunity for banks to repay their LTRO borrowings occurred in January 2013 when 278 banks repaid €137 billion, reinforcing the perception that the European financial situation has stabilized.

At mid-year, with world economies sluggish and risk aversion still pervasive, the Federal Reserve (Fed) and the ECB stepped up their rhetoric and actions in an attempt to improve financial conditions. The Fed announced a continuation of quantitative easing programs and changed how it communicated monetary accommodation from a strategy that was largely date-focused to one that was tied to explicit inflation and unemployment thresholds as a guide to interest-rate policy.

Even as the Fed was actively trying to stimulate the economy, the ECB was fighting off rumors of the eurozone breaking up. As the yields on the securities of certain eurozone nations were significantly widening, the ECB president declared the ECB would “do whatever it takes” to preserve the euro. The functional part of this statement took the form of outright monetary transactions, which provide conditional liquidity backstop to eurozone members. The ECB essentially purchased unlimited amounts of one- to three-year sovereign debt in the secondary market to lower borrowing costs and improve market liquidity. Market response was largely positive and solvency concerns in the eurozone have subsided.

In mid-June 2012, Moody’s downgraded a number of the 17 global capital markets intermediaries and other banks it had placed on credit watch earlier in the year. Market participants were initially concerned that other rating agencies would follow suit, further reducing the supply of money market-eligible investments. However, no other agencies acted in a like manner, and the downgrade by Moody’s did not change the eligibility of these credits for purchase by money market funds; thus, the downgrade ultimately had a minimal impact on credit or market liquidity.

Finally, the supply of money market fund-eligible securities was an ongoing concern. As individuals and institutions pared their overall level of debt and issuers took advantage of extremely low rates to extend the maturity of their remaining debt, the amount of short-term debt outstanding declined, leading to falling short-term interest.

Foreign financial issuers were one of the few bright spots in terms of supply. While the total amount of commercial paper (CP) outstanding has fallen to half of its August 2007 peak and total asset-backed CP declined 75%, issuance by foreign financials rose by over one-third. Total financial CP outstanding has increased roughly $65 billion since July 2012; of that amount, over 70%, or $46 billion, is from foreign issuers.

For much of the year, municipal variable-rate demand notes (VRDNs) had been an attractive alternative for our prime funds compared with repurchase agreement or short-term deposit rates. However, inflows into municipal money market funds in the last several months of this period resulted in an increased demand for them. When combined with a more than 5% reduction in supply over the year, yields on VRDNs fell to levels where most were no longer attractive compared with alternative investments.

In our view, the risks inherent in pushing the boundaries in credit or increasing the weighted average maturities of our portfolios to extremes are offset by the small incremental yield increase available. After the Fed and the ECB actively gave support to risk assets, we selectively extended the term of our maturities to capture a positive-sloping yield curve. However, we did not do so at the expense of maintaining a high degree of liquidity and diversification, as we believe pursuing this strategy will allow us to quickly adjust the portfolios to benefit our shareholders in changing market conditions.

Money market overview (unaudited)	Wells Fargo Advantage Heritage Money Market Fund	5

Strategic outlook

As we look to the next fiscal year, many uncertainties remain for money markets funds and the money market industry. Regulators continue to discuss the potential for further changing the standards and practices for money market funds beyond those already implemented. From a market perspective, the Fed has been quite clear about its intent to keep interest rates low for an extended period. But we believe eventually interest rates will begin to normalize, and after a number of years of near-zero rates, the adjustment process may not be smooth. It’s also possible that another debate on raising the debt ceiling could take place later this spring or summer, and as we saw in August 2011, those debates could lead to meaningful dislocations in the markets. In the face of these challenges, we believe that our portfolio strategy, with its focus on capital preservation and portfolio liquidity, will enable the Fund to continue to meet its objectives.

6	Wells Fargo Advantage Heritage Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

David D. Sylvester

Laurie White

Average annual total returns1 (%) as of January 31, 2013

					Expense ratios[2]
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Administrator Class (SHMXX)	6-29-1995	0.01	0.54	1.74	0.34%	0.34%
Institutional Class (SHIXX)	3-31-2000	0.05	0.63	1.89	0.22%	0.20%
Select Class (WFJXX)	6-29-2007	0.12	0.70	1.93	0.18%	0.13%
Service Class (WHTXX)	6-30-2010	0.01	0.54	1.74	0.51%	0.43%

Fund yield summary[3] (%) as of January 31, 2013	Administrator Class	Institutional Class	Select Class	Service Class
7-day current yield	0.01	0.05	0.12	0.01
7-day compound yield	0.01	0.05	0.12	0.01
30-day simple yield	0.01	0.05	0.12	0.01
30-day compound yield	0.01	0.05	0.12	0.01

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available at the Fund’s website – wellsfargoadvantagefunds.com.

Each class is sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectuses.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Heritage Money Market Fund	7

Portfolio composition[4] as of January 31, 2013

Weighted average maturity[6] (as of January 31, 2013)
31 days

Weighted average final maturity[7] (as of January 31, 2013)
51 days

Effective maturity distribution[5] as of January 31, 2013

1.	Historical performance shown for the Select Class shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Service Class shares prior to their inception reflects the performance of the Administrator Class shares and has not been adjusted to reflect the higher expenses applicable to the Service Class shares. If these expenses had been adjusted, returns would be lower.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 11, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.35% for Administrator Class, 0.20% for Institutional Class, 0.13% for Select Class, and 0.43% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been (0.09)%, 0.03%, 0.07%, and (0.26)% for Administrator Class, Institutional Class, Select Class, and Service Class, respectively.

4.	Portfolio composition is subject to change and is calculated based on the total investments of the Fund.

5.	Effective maturity distribution is subject to change and is calculated based on the total investments of the Fund.

6.	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes.

7.	Weighted Average Final Maturity (WAFM): WAFM is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAFM allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAFM is a way to measure a fund’s potential sensitivity to credit spread changes.

8	Wells Fargo Advantage Heritage Money Market Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder service fees, and other

Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2012 to January 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the

“Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2012	Ending account value 1-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Administrator Class
Actual	$1,000.00	$1,000.05	$1.31	0.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.83	$1.32	0.26%
Institutional Class
Actual	$1,000.00	$1,000.37	$1.01	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%
Select Class
Actual	$1,000.00	$1,000.72	$0.65	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	$0.66	0.13%
Service Class
Actual	$1,000.00	$1,000.05	$1.31	0.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.83	$1.32	0.26%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Heritage Money Market Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Certificates of Deposit: 27.02%
Banco Del Estado De Chile	0.24%	4-5-2013	$89,000,000	$89,000,000
Banco Del Estado De Chile	0.25	5-7-2013	112,000,000	112,000,000
Bank of Montreal	0.15	2-13-2013	111,000,000	111,000,000
Bank of Montreal	0.19	5-2-2013	123,000,000	123,000,000
Bank of Montreal	0.22	2-5-2013	115,000,000	115,000,000
Bank of Montreal	0.23	3-1-2013	80,000,000	80,000,000
Bank of Montreal	0.23	3-5-2013	132,000,000	132,000,000
Bank of Montreal	0.23	4-3-2013	70,000,000	70,000,000
Bank of Montreal	0.27	3-25-2013	80,000,000	80,000,000
Bank of Nova Scotia	0.17	2-1-2013	282,000,000	282,000,000
Bank of Nova Scotia ±	0.50	10-18-2013	15,000,000	15,021,908
Bank of Nova Scotia ±	0.51	9-12-2013	25,000,000	25,033,208
Bank of Nova Scotia ±	0.56	1-3-2014	25,000,000	25,053,274
Bank of Tokyo-Mitsubishi LLC	0.17	2-4-2013	244,000,000	244,000,000
Bank of Tokyo-Mitsubishi LLC	0.19	2-19-2013	50,000,000	50,000,000
Barclays Bank plc ±	0.79	6-28-2013	85,000,000	85,000,000
Barclays Bank plc ±	0.81	12-12-2013	269,000,000	269,000,000
Barclays Bank plc ±	0.91	9-30-2013	85,000,000	85,000,000
Canadian Imperial Bank ±	0.61	6-3-2013	21,000,000	21,021,732
Citibank NA	0.17	2-7-2013	408,000,000	408,000,000
Credit Agricole Corporate and Investment Banking	0.19	2-1-2013	588,000,000	588,000,000
DNB Nor Bank ASA	0.16	2-1-2013	396,000,000	396,000,000
DNB Nor Bank ASA	0.30	5-14-2013	60,000,000	59,998,290
HSBC Bank plc	0.17	2-1-2013	442,000,000	442,000,000
HSBC Bank plc	0.23	2-1-2013	135,000,000	135,000,000
Industrial & Commercial Bank of China (New York)	0.25	2-28-2013	181,000,000	181,000,000
Manufacturers & Traders Trust Company	0.17	2-1-2013	122,000,000	122,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.25	2-1-2013	139,000,000	139,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.25	4-10-2013	144,000,000	144,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.25	4-11-2013	104,000,000	104,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.26	4-9-2013	86,000,000	86,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.29	4-12-2013	105,000,000	104,941,853
National Australia Bank Limited	0.27	2-1-2013	14,850,000	14,850,000
National Australia Bank Limited ±	1.50	1-30-2014	92,000,000	93,062,266
National Australia Bank Limited ±	1.55	1-17-2014	92,000,000	93,070,778
National Bank of Kuwait	0.18	2-1-2013	213,000,000	213,000,000
Natixis Cayman Islands	0.18	2-1-2013	495,000,000	495,000,000
Nordea Bank plc	0.25	3-28-2013	102,000,000	102,000,000
Nordea Bank plc	0.36	2-19-2013	125,000,000	125,011,232
Norinchukin Bank	0.16	2-1-2013	304,000,000	304,000,000
Norinchukin Bank	0.17	2-6-2013	431,000,000	431,000,000
Norinchukin Bank	0.33	3-6-2013	30,000,000	30,000,822
Oversea-Chinese Banking Corporation Limited	0.15	2-7-2013	31,000,000	30,999,845
Oversea-Chinese Banking Corporation Limited	0.16	2-6-2013	62,000,000	61,999,828
Oversea-Chinese Banking Corporation Limited	0.16	2-8-2013	20,000,000	19,999,922
Oversea-Chinese Banking Corporation Limited	0.22	2-22-2013	45,000,000	45,000,000
Royal Bank of Canada ±	0.33	8-6-2013	55,000,000	55,000,000
Royal Bank of Canada ±	0.35	7-26-2013	128,000,000	128,000,000
Royal Bank of Canada ±	0.36	8-12-2013	122,000,000	122,000,000
Skandinaviska Enskilda Banken AG	0.30	4-8-2013	41,700,000	41,699,235

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Heritage Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Certificates of Deposit (continued)
Skandinaviska Enskilda Banken AG ±	0.58%	12-3-2013	$282,000,000	$282,000,000
Societe Generale (New York)	0.38	4-10-2013	133,000,000	133,000,000
Societe Generale (New York)	0.38	4-11-2013	133,000,000	133,000,000
State Street Bank & Trust	0.22	3-7-2013	150,000,000	150,000,000
Sumitomo Mitsui Banking Corporation	0.25	2-11-2013	216,000,000	216,000,000
Sumitomo Mitsui Banking Corporation	0.25	4-8-2013	104,000,000	104,000,000
Sumitomo Mitsui Banking Corporation	0.25	4-10-2013	56,000,000	56,000,000
Sumitomo Mitsui Banking Corporation	0.25	4-11-2013	92,000,000	92,000,000
Sumitomo Mitsui Banking Corporation	0.25	4-12-2013	68,000,000	68,000,000
Sumitomo Trust & Banking Corporation	0.16	2-5-2013	300,000,000	300,000,000
Swedbank	0.16	2-1-2013	250,000,000	250,000,000
Toronto-Dominion Bank	0.19	5-8-2013	131,000,000	131,000,000
Toronto-Dominion Bank	0.22	2-13-2013	24,000,000	24,000,000
Toronto-Dominion Bank	0.29	2-4-2013	155,000,000	155,000,000
Toronto-Dominion Bank ±	0.30	7-26-2013	65,000,000	65,000,000
Toronto-Dominion Bank ±	0.30	10-21-2013	121,000,000	121,000,000
Toronto-Dominion Bank	0.31	9-13-2013	147,000,000	147,000,000

Total Certificates of Deposit (Cost $9,755,764,193)				9,755,764,193

Commercial Paper: 42.97%

Asset-Backed Commercial Paper: 14.95%
Alpine Securitization Corporation 144A(z)	0.18	2-27-2013	137,225,000	137,207,161
Alpine Securitization Corporation 144A(z)	0.19	2-4-2013	75,600,000	75,598,803
Alpine Securitization Corporation 144A(z)	0.19	2-19-2013	94,400,000	94,391,032
Alpine Securitization Corporation 144A(z)	0.19	2-20-2013	66,000,000	65,993,382
Alpine Securitization Corporation 144A(z)	0.20	2-12-2013	77,000,000	76,995,294
Anglesea Funding LLC 144A(z)	0.42	2-1-2013	98,000,000	98,000,000
Anglesea Funding LLC 144A(z)	0.42	2-4-2013	41,000,000	40,998,565
Anglesea Funding LLC 144A(z)	0.42	2-27-2013	69,000,000	68,979,070
Antalis US Funding Corporation 144A(z)	0.40	3-21-2013	19,761,000	19,750,461
Atlantic Asset Securitization LLC 144A(z)	0.25	2-12-2013	50,000,000	49,996,181
Atlantic Asset Securitization LLC 144A(z)	0.25	2-15-2013	23,000,000	22,997,764
Atlantic Asset Securitization LLC 144A(z)	0.25	2-19-2013	30,000,000	29,996,250
Bedford Row Funding Corporation 144A(z)	0.35	8-1-2013	65,300,000	65,185,090
CAFCO LLC 144A(z)	0.21	2-28-2013	20,000,000	19,996,850
CAFCO LLC 144A(z)	0.22	2-25-2013	35,000,000	34,994,867
Charta LLC 144A(z)	0.22	2-25-2013	60,000,000	59,991,200
Charta LLC 144A(z)	0.22	3-1-2013	40,000,000	39,993,155
Collateralized Commercial Paper Company LLC (z)	0.30	5-22-2013	141,000,000	140,870,750
Collateralized Commercial Paper Company LLC (z)	0.32	4-10-2013	74,000,000	73,955,271
Collateralized Commercial Paper Company LLC (z)	0.32	4-12-2013	60,000,000	59,962,667
Collateralized Commercial Paper Company LLC 144A(z)	0.33	5-6-2013	96,000,000	95,917,280
Collateralized Commercial Paper Company LLC (z)	0.35	5-13-2013	60,000,000	59,941,083
Concord Minutemen Capital Company 144A(z)	0.30	3-11-2013	28,000,000	27,991,133
Concord Minutemen Capital Company 144A(z)	0.31	3-5-2013	38,000,000	37,989,529
CRC Funding LLC 144A(z)	0.21	2-28-2013	48,000,000	47,992,440
CRC Funding LLC 144A(z)	0.22	3-1-2013	39,000,000	38,993,327
Fairway Finance Corporation 144A(z)	0.20	4-25-2013	46,644,000	46,622,492
Fairway Finance Corporation 144A(z)	0.23	2-20-2013	30,000,000	29,996,358

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Heritage Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Commercial Paper (continued)
Gotham Funding Corporation 144A(z)	0.21%	4-5-2013	$13,422,000	$13,417,067
Gotham Funding Corporation 144A(z)	0.23	3-5-2013	10,000,000	9,997,956
Gotham Funding Corporation 144A(z)	0.23	3-11-2013	32,000,000	31,992,231
Gotham Funding Corporation 144A(z)	0.23	3-12-2013	29,000,000	28,992,774
Gotham Funding Corporation 144A(z)	0.23	3-19-2013	18,500,000	18,494,563
Gotham Funding Corporation 144A(z)	0.24	3-21-2013	58,000,000	57,981,440
Gotham Funding Corporation 144A(z)	0.25	2-21-2013	43,571,000	43,564,948
Gotham Funding Corporation 144A(z)	0.25	3-4-2013	134,741,000	134,711,993
Gotham Funding Corporation 144A(z)	0.25	3-7-2013	57,000,000	56,986,542
Gotham Funding Corporation 144A(z)	0.25	3-26-2013	39,029,000	39,014,635
Govco LLC 144A(z)	0.21	2-22-2013	59,000,000	58,992,772
Govco LLC 144A(z)	0.21	3-8-2013	87,000,000	86,982,237
Govco LLC 144A(z)	0.22	3-14-2013	41,000,000	40,989,727
Legacy Capital Company 144A(z)	0.38	2-7-2013	103,000,000	102,993,477
Legacy Capital Company 144A(z)	0.38	4-18-2013	67,000,000	66,946,251
Lexington Parker Capital Company LLC 144A(z)	0.38	2-7-2013	30,000,000	29,998,100
Lexington Parker Capital Company LLC 144A(z)	0.38	2-8-2013	63,000,000	62,995,345
Lexington Parker Capital Company LLC 144A(z)	0.38	4-18-2013	145,000,000	144,883,678
Liberty Funding LLC 144A(z)	0.18	2-27-2013	46,000,000	45,994,020
Liberty Funding LLC 144A(z)	0.20	4-2-2013	27,000,000	26,991,000
Liberty Funding LLC 144A(z)	0.22	2-6-2013	25,000,000	24,999,236
Liberty Funding LLC 144A(z)	0.24	2-12-2013	10,000,000	9,999,267
Liberty Funding LLC 144A(z)	0.24	3-4-2013	24,000,000	23,995,040
Liberty Funding LLC 144A(z)	0.24	3-11-2013	41,000,000	40,989,613
Liberty Funding LLC 144A(z)	0.25	3-25-2013	120,000,000	119,956,667
LMA Americas LLC 144A(z)	0.28	2-15-2013	6,800,000	6,799,259
LMA Americas LLC 144A(z)	0.30	2-27-2013	19,600,000	19,595,753
Manhattan Asset Funding LLC 144A(z)	0.22	2-25-2013	100,000,000	99,985,333
Manhattan Asset Funding LLC 144A(z)	0.22	2-26-2013	34,000,000	33,994,805
Market Street Funding Corporation 144A(z)	0.22	4-9-2013	18,041,000	18,033,613
Market Street Funding Corporation 144A(z)	0.22	4-16-2013	16,030,000	16,022,751
Market Street Funding Corporation 144A(z)	0.23	3-11-2013	50,000,000	49,987,861
MetLife Short Term Funding LLC 144A(z)	0.22	2-5-2013	56,000,000	55,998,631
Old Line Funding LLC 144A(z)	0.20	3-11-2013	20,000,000	19,995,778
Old Line Funding LLC 144A(z)	0.35	2-8-2013	51,000,000	50,996,529
Regency Markets No.1 LLC 144A(z)	0.19	2-20-2013	188,685,000	188,666,079
Regency Markets No.1 LLC 144A(z)	0.19	2-28-2013	182,000,000	181,974,065
Regency Markets No.1 LLC 144A(z)	0.20	2-14-2013	100,000,000	99,992,778
Regency Markets No.1 LLC 144A(z)	0.20	2-19-2013	25,000,000	24,997,500
Regency Markets No.1 LLC 144A(z)	0.21	2-6-2013	88,000,000	87,997,433
Ridgefield Funding LLC 144A(z)	0.46	2-22-2013	57,000,000	56,984,705
Salisbury Receivables Company 144A(z)	0.22	2-12-2013	27,000,000	26,998,185
Salisbury Receivables Company 144A(z)	0.22	2-19-2013	30,000,000	29,996,700
Sheffield Receivables Corporation 144A(z)	0.22	2-12-2013	36,000,000	35,997,580
Sheffield Receivables Corporation 144A(z)	0.22	2-20-2013	51,000,000	50,994,078
Sheffield Receivables Corporation 144A(z)	0.22	3-6-2013	15,000,000	14,996,975
Sheffield Receivables Corporation 144A(z)	0.36	2-6-2013	28,800,000	28,798,560
Straight-A Funding LLC 144A(z)	0.19	3-4-2013	54,033,000	54,024,160
Straight-A Funding LLC 144A(z)	0.18	2-4-2013	53,596,000	53,595,196
Straight-A Funding LLC 144A(z)	0.19	3-4-2013	26,025,000	26,020,742

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Heritage Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Commercial Paper (continued)
Straight-A Funding LLC 144A(z)	0.19%	3-8-2013	$30,089,000	$30,083,442
Straight-A Funding LLC 144A(z)	0.19	4-3-2013	105,220,000	105,186,125
Straight-A Funding LLC 144A(z)	0.19	4-5-2013	121,399,000	121,358,635
Surrey Funding Corporation 144A(z)	0.31	3-8-2013	38,000,000	37,988,547
Surrey Funding Corporation 144A(z)	0.36	2-7-2013	19,000,000	18,998,860
Sydney Capital Corporation 144A(z)	0.25	3-12-2013	49,300,000	49,286,648
Sydney Capital Corporation 144A(z)	0.25	3-14-2013	74,700,000	74,677,638
Sydney Capital Corporation 144A(z)	0.25	4-9-2013	42,000,000	41,979,956
Sydney Capital Corporation 144A(z)	0.28	2-14-2013	5,000,000	4,999,494
Sydney Capital Corporation 144A(z)	0.28	3-19-2013	26,300,000	26,290,590
Thunder Bay Funding LLC 144A(z)	0.35	2-1-2013	23,000,000	23,000,000
Thunder Bay Funding LLC 144A(z)	0.35	2-7-2013	54,635,000	54,631,813
Victory Receivables 144A(z)	0.21	2-13-2013	13,000,000	12,999,090
Victory Receivables 144A(z)	0.21	2-14-2013	71,000,000	70,994,616
Victory Receivables 144A(z)	0.21	2-21-2013	35,639,000	35,634,842
Victory Receivables 144A(z)	0.22	3-22-2013	28,000,000	27,991,616
Victory Receivables 144A(z)	0.23	3-4-2013	56,416,000	56,404,827
Victory Receivables 144A(z)	0.23	3-5-2013	27,000,000	26,994,480
Victory Receivables 144A(z)	0.23	3-8-2013	90,000,000	89,979,875
Victory Receivables 144A(z)	0.23	3-14-2013	13,000,000	12,996,595
Victory Receivables 144A(z)	0.23	3-18-2013	41,332,000	41,320,118
White Point Funding Incorporated 144A(z)	0.42	3-11-2013	5,744,000	5,741,453
Working Capital Management Company 144A(z)	0.23	2-25-2013	20,000,000	19,996,933
Working Capital Management Company 144A(z)	0.21	2-1-2013	45,440,000	45,440,000
Working Capital Management Company 144A(z)	0.23	2-22-2013	45,000,000	44,993,963

				5,397,573,239

Financial Company Commercial Paper: 25.09%
ANZ National Limited 144A(z)	0.20	4-24-2013	34,750,000	34,734,169
ASB Finance Limited 144A(z)	0.24	2-5-2013	24,000,000	23,999,360
ASB Finance Limited 144A±	0.38	4-8-2013	61,000,000	61,000,000
ASB Finance Limited 144A±	0.38	2-25-2013	98,000,000	98,000,000
ASB Finance Limited 144A±	0.40	7-23-2013	86,000,000	86,000,000
ASB Finance Limited 144A±	0.44	9-5-2013	66,000,000	66,000,000
ASB Finance Limited 144A±	0.45	9-3-2013	70,000,000	70,000,000
ASB Finance Limited 144A±	0.45	8-29-2013	70,000,000	70,000,000
Australia & New Zealand Banking Group 144A±	0.36	11-18-2013	62,000,000	62,000,000
Banco De Chile 144A(z)	0.42	3-15-2013	30,000,000	29,985,300
Banco De Credito E Inversiones 144A(z)	0.45	2-1-2013	125,000,000	125,000,000
Barclays Bank plc 144A(z)	0.29	4-26-2013	113,000,000	112,923,537
Barclays Bank plc 144A(z)	0.35	5-29-2013	150,000,000	149,829,375
BNZ International Funding Limited 144A(z)	0.23	2-13-2013	2,000,000	1,999,847
BNZ International Funding Limited 144A(z)	0.23	2-14-2013	12,000,000	11,999,003
BNZ International Funding Limited 144A(z)	0.23	2-21-2013	24,000,000	23,996,933
BNZ International Funding Limited 144A(z)	0.24	3-5-2013	83,000,000	82,982,662
BNZ International Funding Limited 144A(z)	0.24	2-5-2013	41,000,000	40,998,907
BNZ International Funding Limited 144A±	0.41	10-2-2013	83,000,000	83,000,000
BNZ International Funding Limited 144A±	0.41	11-1-2013	80,000,000	80,000,000
BNZ International Funding Limited 144A±	0.48	2-28-2013	13,000,000	13,000,011
BPCE 144A(z)	0.37	4-1-2013	88,000,000	87,946,638

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Heritage Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Financial Company Commercial Paper (continued)
BPCE 144A(z)	0.37%	4-9-2013	$75,700,000	$75,647,872
Caisse Centrale Desjardins du Quebec 144A(z)	0.19	2-15-2013	49,000,000	48,996,380
Caisse Centrale Desjardins du Quebec 144A(z)	0.22	3-13-2013	23,000,000	22,994,378
Caisse Centrale Desjardins du Quebec 144A(z)	0.23	2-6-2013	122,000,000	121,996,103
Caisse Centrale Desjardins du Quebec 144A(z)	0.23	2-8-2013	49,000,000	48,997,809
Caisse Centrale Desjardins du Quebec 144A(z)	0.23	2-11-2013	50,000,000	49,996,805
Caisse Centrale Desjardins du Quebec 144A(z)	0.24	2-20-2013	40,000,000	39,995,039
Caisse Centrale Desjardins du Quebec 144A(z)	0.24	2-22-2013	25,000,000	24,996,573
Caisse Centrale Desjardins du Quebec 144A(z)	0.24	4-4-2013	11,500,000	11,495,247
Caisse Centrale Desjardins du Quebec 144A(z)	0.25	2-12-2013	21,000,000	20,998,396
Caisse Centrale Desjardins du Quebec 144A(z)	0.25	3-5-2013	50,000,000	49,988,889
Caisse Centrale Desjardins du Quebec 144A(z)	0.25	3-7-2013	20,200,000	20,195,231
Caisse Centrale Desjardins du Quebec 144A(z)	0.25	2-28-2013	78,000,000	77,985,376
Caisse Centrale Desjardins du Quebec 144A(z)	0.25	3-4-2013	83,000,000	82,982,132
Commonwealth Bank of Australia 144A(z)	0.21	5-6-2013	43,000,000	42,976,087
Commonwealth Bank of Australia 144A(z)	0.23	2-28-2013	52,000,000	51,991,030
Commonwealth Bank of Australia 144A±	0.36	11-29-2013	83,000,000	82,993,041
Commonwealth Bank of Australia 144A±	0.36	11-14-2013	95,000,000	95,000,000
CPPIB Capital Incorporated 144A(z)	0.38	4-3-2013	84,000,000	83,975,803
CPPIB Capital Incorporated 144A(z)	0.17	3-26-2013	114,000,000	113,966,875
CPPIB Capital Incorporated 144A(z)	0.17	3-27-2013	27,500,000	27,492,988
CPPIB Capital Incorporated 144A(z)	0.18	4-22-2013	26,750,000	26,739,300
CPPIB Capital Incorporated 144A(z)	0.20	4-4-2013	109,000,000	108,962,456
CPPIB Capital Incorporated 144A(z)	0.21	3-5-2013	21,000,000	20,996,080
CPPIB Capital Incorporated 144A(z)	0.21	3-13-2013	22,000,000	21,994,867
CPPIB Capital Incorporated 144A(z)	0.21	3-14-2013	93,000,000	92,977,757
CPPIB Capital Incorporated 144A(z)	0.23	4-2-2013	35,000,000	34,986,583
Credit Agricole North America Incorporated (z)	0.38	4-8-2013	135,000,000	134,905,950
Credit Agricole North America Incorporated (z)	0.38	4-9-2013	135,000,000	134,904,525
Credit Suisse (New York) (z)	0.25	5-23-2013	121,000,000	120,906,729
Credit Suisse (New York) (z)	0.26	3-21-2013	100,000,000	99,965,333
Credit Suisse (New York) (z)	0.26	3-25-2013	94,000,000	93,964,698
Credit Suisse (New York) (z)	0.26	3-28-2013	130,000,000	129,948,361
DBS Bank Limited 144A(z)	0.21	4-23-2013	58,000,000	57,972,595
DNB Nor Bank ASA 144A(z)	0.24	5-21-2013	100,000,000	99,927,333
DNB Nor Bank ASA 144A(z)	0.25	5-7-2013	88,200,000	88,142,976
DNB Nor Bank ASA 144A(z)	0.30	6-7-2013	150,000,000	149,842,500
DNB Nor Bank ASA 144A±	0.46	9-20-2013	120,000,000	120,000,000
HSBC Bank plc (z)	0.23	4-5-2013	19,000,000	18,992,353
HSBC Bank plc 144A±	0.44	10-15-2013	106,000,000	106,000,000
HSBC Bank plc 144A±	0.44	10-1-2013	104,000,000	104,000,000
JPMorgan Chase & Company ±	0.36	3-6-2013	128,000,000	128,000,000
Natexis US Finance Company LLC (z)	0.37	4-2-2013	83,000,000	82,948,817
Natexis US Finance Company LLC (z)	0.37	4-3-2013	61,600,000	61,561,380
National Australia Bank Limited 144A(z)	0.22	2-6-2013	89,000,000	88,997,281
Nationwide Building Society 144A(z)	0.30	3-27-2013	39,000,000	38,982,450
Nationwide Building Society 144A(z)	0.30	3-28-2013	138,000,000	137,936,750
Nationwide Building Society 144A(z)	0.30	4-9-2013	56,000,000	55,968,733
Nationwide Building Society 144A(z)	0.31	4-12-2013	146,000,000	145,911,994
Nationwide Building Society 144A(z)	0.55	4-4-2013	108,000,000	107,897,700

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Heritage Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Financial Company Commercial Paper (continued)
Oversea-Chinese Banking Corporation Limited (z)	0.18%	2-4-2013	$43,500,000	$43,499,347
Oversea-Chinese Banking Corporation Limited (z)	0.19	3-28-2013	134,000,000	133,961,102
Oversea-Chinese Banking Corporation Limited (z)	0.20	4-30-2013	78,000,000	77,961,867
Prudential plc 144A(z)	0.27	4-29-2013	121,000,000	120,921,047
SBAB Bank AB 144A(z)	0.30	4-2-2013	10,000,000	9,995,000
SBAB Bank AB 144A(z)	0.31	2-5-2013	88,000,000	87,996,969
SBAB Bank AB 144A(z)	0.31	2-8-2013	8,000,000	7,999,518
SBAB Bank AB 144A(z)	0.31	2-11-2013	39,000,000	38,996,642
SBAB Bank AB 144A(z)	0.31	2-19-2013	49,000,000	48,992,405
Skandinaviska Enskilda Banken AG 144A(z)	0.42	5-15-2013	95,000,000	94,886,521
Skandinaviska Enskilda Banken AG 144A(z)	0.60	7-8-2013	202,000,000	201,471,433
Societe Generale (North America) (z)	0.37	4-2-2013	109,000,000	108,932,783
Societe Generale (North America) (z)	0.38	4-3-2013	62,000,000	61,960,079
State Street Corporation (z)	0.18	4-22-2013	75,000,000	74,970,000
State Street Corporation (z)	0.18	5-1-2013	33,000,000	32,985,315
State Street Corporation (z)	0.22	3-12-2013	75,000,000	74,982,125
Sumitomo Mitsui Banking Corporation 144A(z)	0.16	2-1-2013	300,000,000	300,000,000
Sumitomo Mitsui Banking Corporation 144A(z)	0.16	2-5-2013	21,000,000	20,999,627
Sumitomo Mitsui Banking Corporation 144A(z)	0.25	2-8-2013	63,000,000	62,996,938
Sumitomo Mitsui Banking Corporation 144A(z)	0.25	4-8-2013	36,000,000	35,983,500
Suncorp Group Limited 144A(z)	0.44	3-12-2013	74,000,000	73,964,727
Suncorp Group Limited 144A(z)	0.44	4-30-2013	72,000,000	71,922,560
Suncorp Group Limited 144A(z)	0.45	2-5-2013	14,000,000	13,999,300
Suncorp Group Limited 144A(z)	0.45	3-11-2013	21,000,000	20,990,025
Suncorp Group Limited 144A(z)	0.45	3-18-2013	107,000,000	106,940,663
Suncorp Group Limited 144A(z)	0.45	3-20-2013	26,000,000	25,984,725
Swedbank (z)	0.25	4-15-2013	66,000,000	65,966,542
Swedbank (z)	0.25	5-9-2013	150,000,000	149,898,958
Swedbank (z)	0.26	3-25-2013	76,000,000	75,972,007
Swedbank (z)	0.26	3-27-2013	50,000,000	49,980,875
Swedbank (z)	0.28	3-20-2013	35,300,000	35,287,096
Swedbank (z)	0.34	8-1-2013	117,090,000	116,889,841
Swedbank (z)	0.49	7-3-2013	78,000,000	77,838,627
Swedbank (z)	0.50	7-1-2013	105,000,000	104,781,250
Swedbank (z)	0.50	7-2-2013	52,000,000	51,890,944
Toyota Credit Canada Incorporated (z)	0.25	3-15-2013	23,000,000	22,993,292
Toyota Credit Canada Incorporated (z)	0.25	3-19-2013	30,000,000	29,990,417
Toyota Credit Canada Incorporated (z)	0.31	2-6-2013	15,000,000	14,999,354
UBS Finance Delaware LLC (z)	0.22	5-14-2013	327,000,000	326,796,170
UOB Funding LLC (z)	0.22	2-21-2013	30,000,000	29,996,333
UOB Funding LLC (z)	0.24	4-4-2013	17,000,000	16,992,973
Westpac Banking Corporation 144A±	0.35	1-16-2014	112,000,000	111,989,051
Westpac Banking Corporation 144A±	0.36	11-8-2013	78,000,000	77,993,831
Westpac Securities NZ Limited 144A±	0.38	4-8-2013	118,000,000	118,004,946
Westpac Securities NZ Limited 144A±	0.38	2-22-2013	100,000,000	100,000,000
Westpac Securities NZ Limited 144A±	0.38	2-25-2013	60,000,000	60,000,000
Westpac Securities NZ Limited 144A±	0.40	10-25-2013	105,000,000	105,000,000
Westpac Securities NZ Limited 144A±	0.46	7-22-2013	97,000,000	97,000,000
Westpac Securities NZ Limited 144A±	0.50	4-15-2013	40,000,000	40,004,037

				9,059,954,059

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Heritage Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Other Commercial Paper: 2.93%
ACTS Retirement Life Communities Incorporated (z)	0.36%	3-13-2013	$8,000,000	$7,996,800
ACTS Retirement Life Communities Incorporated (z)	0.36	3-13-2013	7,000,000	6,997,200
CNPC Finance 144A(z)	0.30	2-4-2013	47,000,000	46,998,825
CNPC Finance 144A(z)	0.30	3-28-2013	52,000,000	51,976,167
CNPC Finance 144A(z)	0.36	4-23-2013	84,000,000	83,931,960
CNPC Finance 144A(z)	0.37	3-6-2013	50,000,000	49,983,042
CNPC Finance 144A(z)	0.37	3-22-2013	46,500,000	46,476,582
CNPC Finance 144A(z)	0.37	3-14-2013	42,300,000	42,282,175
CNPC Finance 144A(z)	0.38	4-11-2013	41,000,000	40,970,445
CNPC Finance 144A(z)	0.38	4-17-2013	112,000,000	111,911,333
Motiva Enterprises LLC (z)	0.18	2-13-2013	16,900,000	16,898,986
Motiva Enterprises LLC (z)	0.20	2-11-2013	35,000,000	34,998,178
Sinochem Company Limited (z)	0.18	3-5-2013	75,000,000	74,988,000
Sinochem Company Limited (z)	0.20	2-20-2013	23,000,000	22,997,572
Sinochem Company Limited (z)	0.30	5-7-2013	35,000,000	34,972,292
Toyota Credit de Puerto Rico (z)	0.21	5-10-2013	11,000,000	10,993,712
Toyota Credit de Puerto Rico (z)	0.25	3-22-2013	22,000,000	21,992,514
Toyota Motor Credit Corporation (z)	0.22	5-23-2013	124,000,000	123,915,887
Toyota Motor Credit Corporation (z)	0.27	3-4-2013	53,000,000	52,987,677
Toyota Motor Credit Corporation (z)	0.27	3-6-2013	60,000,000	59,985,150
Toyota Motor Credit Corporation (z)	0.35	2-25-2013	114,000,000	113,973,400
				1,058,227,897

Total Commercial Paper (Cost $15,515,755,195)				15,515,755,195

Municipal Obligations: 9.03%

Arizona: 0.10%

Variable Rate Demand Notes ø: 0.10%
Arizona Health Facilities Authority Catholic West Series B (Health Revenue, PNC Bank NA LOC)	0.10	7-1-2035	29,000,000	29,000,000
Glendale AZ IDA Thunderbird Garvin School Series A (IDR, JPMorgan Chase & Company LOC)	0.19	7-1-2035	6,535,000	6,535,000

				35,535,000

California: 1.09%

Other Municipal Debt: 0.16%
Orange County CA Pension Obligation Taxable Series A (Miscellaneous Revenue)	0.61	11-1-2013	10,000,000	10,000,000
Orange County CA Pension Obligation Taxable Series A (Miscellaneous Revenue)	0.85	2-1-2013	13,000,000	13,000,000
San Francisco CA City & County Public Utilities Commission Series A2T (Utilities Revenue)	0.23	2-21-2013	15,000,000	15,000,000
San Francisco CA City & County Public Utilities Commission Series IAM 17 (Utilities Revenue)	0.24	2-20-2013	20,000,000	20,000,000

				58,000,000

Variable Rate Demand Notes ø: 0.93%
California HFA Series B (Housing Revenue, FNMA LOC)	0.16	8-1-2036	1,855,000	1,855,000
California Series A-1 PUTTER (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	5-30-2013	151,000,000	151,000,000

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Heritage Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Golden State Tobacco Securitization Corporation California Series 3107 (Tobacco Revenue, BHAC/Ambac Insured, Morgan Stanley Bank LIQ) 144A	0.13%	12-1-2045	$25,710,000	$25,710,000
Newport Beach CA Hoag Memorial Hospital Series F (Health Revenue, Bank of America NA LOC)	0.12	12-1-2040	50,875,000	50,875,000
Sacramento CA MUD Series K (Utilities Revenue, Bank of America NA LOC)	0.11	8-15-2028	48,900,000	48,900,000
San Bernardino County CA Flood Control District (Miscellaneous Revenue, Bank of America NA LOC)	0.12	8-1-2037	31,295,000	31,295,000
San Francisco CA City & County COP Series B001 (Miscellaneous Revenue, Morgan Stanley Bank LIQ) 144A	0.25	11-1-2041	4,000,000	4,000,000
San Luis Obispo County CA Financing Authority Series 3030 Nacimiento Water Project Series A (Water & Sewer Revenue, BHAC/MBIA Insured, Morgan Stanley Bank LIQ) 144A	0.13	9-1-2038	23,570,000	23,570,000

				337,205,000

Colorado: 0.73%

Variable Rate Demand Notes ø: 0.73%
Colorado HFA Class I Series A-1 (Housing Revenue, FHLB SPA)	0.19	10-1-2033	13,420,000	13,420,000
Colorado HFA Class I Series A-1 (Housing Revenue, FHLB SPA)	0.19	11-1-2036	795,000	795,000
Colorado HFA Class I Series A-2 (Housing Revenue, Royal Bank of Canada SPA)	0.12	11-1-2026	12,240,000	12,240,000
Colorado HFA Class I Series B-1 (Housing Revenue, JPMorgan Chase & Company SPA)	0.18	10-1-2038	49,420,000	49,420,000
Colorado HFA Class I Series B-2 (Housing Revenue, JPMorgan Chase & Company SPA)	0.15	4-1-2038	12,540,000	12,540,000
Colorado HFA Class I Series B-3 (Housing Revenue, FHLB SPA)	0.12	11-1-2036	25,445,000	25,445,000
Colorado HFA Taxable MFHR Project B-2 (Housing Revenue, FHLB SPA)	0.17	5-1-2050	80,815,000	80,815,000
Colorado TRAN JPMorgan Chase PUTTER/DRIVER Trust Series 4251 (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	6-27-2013	7,040,000	7,040,000
Southern Ute Indian Tribe Reservation Colorado (Miscellaneous Revenue) 144A	0.10	4-1-2040	62,735,000	62,735,000

				264,450,000

Florida: 0.09%

Variable Rate Demand Notes ø: 0.09%
Hillsborough FL JPMorgan Chase PUTTER/DRIVER Trust Series 4172 (Lease Revenue, JPMorgan Chase & Company LIQ) 144A	0.14	1-1-2020	7,950,000	7,950,000
Volusia County FL Eclipse Funding Trust Series 0008 (Miscellaneous Revenue, U.S. Bank NA LOC, AGM Insured, U.S. Bank NA LIQ)	0.10	8-1-2013	11,910,000	11,910,000
Volusia County FL Eclipse Funding Trust Series 0036 (Miscellaneous Revenue, U.S. Bank NA LOC, AGM Insured, U.S. Bank NA LIQ)	0.10	8-1-2032	10,910,000	10,910,000

				30,770,000

Georgia: 0.23%

Variable Rate Demand Notes ø: 0.23%
Main Street Natural Gas Incorporated Georgia Gas Project Series A (Utilities Revenue, Royal Bank of Canada SPA)	0.10	8-1-2040	25,215,000	25,215,000
Richmond County GA Development Authority Health Project Series A (Health Revenue, JPMorgan Chase & Company LOC)	0.10	7-1-2037	9,750,000	9,750,000
Savannah GA College of Art & Design Series 2004 BD (Education Revenue, Bank of America NA LOC)	0.21	4-1-2024	38,900,000	38,900,000
Wayne County GA IDA Solid Waste Disposal Rayonier Project Series 2000 (IDR, Bank of America NA LOC)	0.14	5-1-2020	8,000,000	8,000,000

				81,865,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Heritage Money Market Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Illinois: 0.75%

Variable Rate Demand Notes ø: 0.75%
Chicago IL Metropolitan Water Reclamation PFOTER Series 727 (Tax Revenue, Bank of America NA LIQ) 144A	0.09%	12-1-2028	$47,810,000	$47,810,000
Chicago IL Midway Airport 2nd Lien Series A-2 (Airport Revenue, JPMorgan Chase & Company LOC)	0.17	1-1-2025	5,135,000	5,135,000
Chicago IL Midway Airport 2nd Lien Series C-1 (Airport Revenue, Bank of Montreal LOC)	0.12	1-1-2035	19,525,000	19,525,000
Chicago IL Various Projects Series B-1 (Tax Revenue, JPMorgan Chase & Company SPA)	0.15	1-1-2034	16,000,000	16,000,000
Chicago IL Water District Solar Eclipse Funding Trust Various State Projects Series 2006-A (Water & Sewer Revenue, U.S. Bank NA LOC, U.S. Bank NA LIQ)	0.10	5-1-2014	17,755,000	17,755,000
Chicago IL Royal Bank of Canada Municipal Products Incorporated Trust Series O-6 (Tax Revenue, Royal Bank of Canada LIQ) 144A	0.10	1-1-2041	7,985,000	7,985,000
Cook County IL Various Projects Series D (Tax Revenue)	0.19	11-1-2030	61,000,000	61,000,000
Illinois Housing Development Authority Larkin Village Project Series A (Housing Revenue, JPMorgan Chase & Company LOC)	0.15	1-1-2027	12,730,000	12,730,000
Illinois International Port District Facilities (Port Authority Revenue, U.S. Bank NA LOC)	0.09	1-1-2023	8,000,000	8,000,000
University of Illinois Utility Infrastructure Projects (Education Revenue, Bank of New York Mellon SPA)	0.10	8-15-2021	75,760,000	75,760,000

				271,700,000

Indiana: 0.12%

Variable Rate Demand Notes ø: 0.12%
Indiana Finance Authority Indiana University Health Series K (Health Revenue, JPMorgan Chase & Company LOC)	0.17	3-1-2033	40,375,000	40,375,000
Madison IN Arvin Sango Incorporated Project (IDR, Bank of Tokyo-Mitsubishi LOC)	0.13	8-1-2017	3,600,000	3,600,000

				43,975,000

Iowa: 0.02%

Variable Rate Demand Note ø: 0.02%
Iowa Finance Authority SFHR Series 2006-F (Housing Revenue, GNMA/FNMA Insured, State Street Bank & Trust Company SPA)	0.12	7-1-2036	7,275,000	7,275,000

Kentucky: 0.07%

Variable Rate Demand Notes ø: 0.07%
Kentucky Higher Education Student Loan Corporation Series A-2 (Education Revenue, Bank of America NA LOC, Guaranteed Student Loans)	0.13	6-1-2038	20,000,000	20,000,000
Logan County KY Solid Waste Disposal Waste Management LLC Project (Resource Recovery Revenue, PNC Bank NA LOC)	0.14	3-1-2021	6,000,000	6,000,000

				26,000,000

Louisiana: 0.05%

Variable Rate Demand Note ø: 0.05%
East Baton Rouge Parish LA Sewerage Commission Revenue Series B005 (Water & Sewer Revenue, Morgan Stanley Bank LIQ) 144A	0.25	2-1-2045	16,280,000	16,280,000

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Heritage Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Maryland: 0.28%

Variable Rate Demand Notes ø: 0.28%
Baltimore MD Package Systems Facilities (Transportation Revenue, Bank of America NA LOC)	0.23%	7-1-2032	$45,210,000	$45,210,000
Maryland CDA Housing & Community Residential Series B (Housing Revenue)	0.20	9-1-2033	12,000,000	12,000,000
Maryland Health & HEFA Anne Arundel Health System B (Health Revenue, Bank of America NA LOC)	0.13	7-1-2043	44,500,000	44,500,000

				101,710,000

Massachusetts: 0.03%

Variable Rate Demand Note ø: 0.03%
Massachusetts HEFA Boston University Project Series N (Education Revenue, Bank of America NA LOC)	0.18	10-1-2034	10,235,000	10,235,000

Michigan: 0.89%

Variable Rate Demand Notes ø: 0.89%
Michigan Finance Authority Series A (Miscellaneous Revenue, Bank of America NA LOC)	0.19	9-1-2050	100,000,000	100,000,000
Michigan Finance Authority Series B (Miscellaneous Revenue, PNC Bank NA LOC)	0.18	9-1-2050	25,000,000	25,000,000
Michigan Finance Authority Series C (Miscellaneous Revenue, Bank of Montreal LOC)	0.17	9-1-2050	22,000,000	22,000,000
Michigan Higher Education Student Loan Series XVII-K-6 Royal Bank of Canada Municipal Products Incorporated Series L-31 (Education Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ)	0.16	9-1-2032	34,945,000	34,945,000
Michigan Higher Education Student Loan Series XVII-N-3 Royal Bank of Canada Municipal Products Incorporated Series L-28 (Education Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ)	0.16	9-1-2033	26,995,000	26,995,000
Michigan Housing Development Authority Series A (Housing Revenue, Bank of Tokyo-Mitsubishi SPA)	0.10	4-1-2040	16,190,000	16,190,000
Michigan Housing Development Authority Series A (Housing Revenue, JPMorgan Chase & Company SPA)	0.15	10-1-2037	34,010,000	34,010,000
Wayne County MI Airport Authority Series E-1 (Airport Revenue, JPMorgan Chase & Company LOC)	0.11	12-1-2028	25,000,000	25,000,000
Wayne County MI Airport Authority Series F (Airport Revenue, JPMorgan Chase & Company LOC)	0.11	12-1-2033	37,320,000	37,320,000

				321,460,000

Minnesota: 0.12%

Variable Rate Demand Notes ø: 0.12%
Minnesota HFA Residential Housing Series E (Housing Revenue, State Street Bank & Trust Company SPA)	0.20	7-1-2038	2,660,000	2,660,000
Minnesota HFA Residential Housing Series T (Housing Revenue, State Street Bank & Trust Company SPA)	0.20	7-1-2048	4,060,000	4,060,000
Minnesota Office of Higher Education Supplemental Student Loan Project Series A (Education Revenue, U.S. Bank NA LOC)	0.10	9-1-2046	10,500,000	10,500,000
Minnesota Office of Higher Education Supplemental Student Loan Project Series B (Education Revenue, State Street Bank & Trust Company LOC)	0.10	9-1-2046	9,200,000	9,200,000
Minnesota Office of Higher Education Supplemental Student Loan Project Series B (Education Revenue, Royal Bank of Canada LOC)	0.10	8-1-2047	18,000,000	18,000,000

				44,420,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Heritage Money Market Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Mississippi: 0.02%

Variable Rate Demand Note ø: 0.02%
Perry County MS PCR Leaf River Forest Product Project Series 2002 (IDR, Scotia Bank LOC)	0.09%	2-1-2022	$8,145,000	$8,145,000

Nebraska: 0.09%

Variable Rate Demand Note ø: 0.09%
Nebraska Central Plains Gas Project #2 Series 2009 (Utilities Revenue, Royal Bank of Canada SPA)	0.10	8-1-2039	33,230,000	33,230,000

Nevada: 0.12%

Variable Rate Demand Notes ø: 0.12%
Clark County NV Southwest Gas Project Series A (Utilities Revenue, JPMorgan Chase & Company LOC)	0.12	3-1-2038	29,000,000	29,000,000
Nevada Department of Business & Industry Various Public Services Project (Resource Recovery Revenue, Bank of America NA LOC)	0.14	12-1-2035	14,000,000	14,000,000

				43,000,000

New Hampshire: 0.18%

Variable Rate Demand Notes ø: 0.18%
New Hampshire HEFA Phillips Exeter Academy (Education Revenue, JPMorgan Chase & Company SPA)	0.11	9-1-2042	15,000,000	15,000,000
New Hampshire HEFA St. Anselm College Series 2008 (Education Revenue, Royal Bank of Scotland LOC)	0.09	6-1-2038	24,815,000	24,815,000
New Hampshire HEFA Taxable Higher Education Corporation Series A (Miscellaneous Revenue, Royal Bank of Canada LOC)	0.17	12-1-2032	25,167,000	25,167,000

				64,982,000

New Jersey: 0.22%

Variable Rate Demand Notes ø: 0.22%
New Jersey Housing & Mortgage Finance Agency Series G (Housing Revenue, Bank of America NA LOC)	0.20	11-1-2039	9,625,000	9,625,000
New Jersey Turnpike Authority Royal Bank of Canada Municipal Products Incorporated Trust Series E41 (Tax Revenue, Royal Bank of Canada LOC) 144A	0.33	1-1-2018	49,000,000	49,000,000
North Hudson NJ Sewerage Authority Senior Lien Series C (Water & Sewer Revenue, TD Bank NA LOC)	0.18	6-1-2044	20,000,000	20,000,000

				78,625,000

New Mexico: 0.08%

Variable Rate Demand Notes ø: 0.08%
New Mexico Educational Authority PFOTER Series 637 (Education Revenue, Guaranteed Student Loans)	0.15	4-1-2037	12,000,000	12,000,000
New Mexico Municipal Energy Acquisition Authority Gas Supply Series 2009 (Utilities Revenue, Royal Bank of Canada SPA)	0.10	11-1-2039	17,235,000	17,235,000

				29,235,000

New York: 0.84%

Variable Rate Demand Notes ø: 0.84%
Abraham Joshua Hesehal School New York Series 2010 (Education Revenue, TD Bank NA LOC)	0.17	1-1-2040	17,380,000	17,380,000

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Heritage Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
New York Liberty Development Corporation JPMorgan Chase PUTTER/DRIVER Trust Series 4011Z (Port Authority Revenue, JPMorgan Chase & Company LIQ) 144A	0.11%	6-15-2019	$20,675,000	$20,675,000
New York Dormitory Authority St. John University Series B-1 (Education Revenue, Bank of America NA LOC)	0.11	7-1-2034	19,380,000	19,380,000
New York HFA MFHR Second Mortgage Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.09	5-1-2029	74,505,000	74,505,000
New York HFA Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.12	5-15-2041	50,000,000	50,000,000
New York HFA Victory Housing Project Series 2000-A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	11-1-2033	8,000,000	8,000,000
New York HFA Victory Housing Project Series 2004-A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	11-1-2033	2,000,000	2,000,000
New York NY Housing Development Corporation Mortgage Thessalonica Court Series A (Housing Revenue, Citibank NA LOC)	0.11	1-1-2036	9,010,000	9,010,000
New York NY Housing Development Corporation Via Verde Apartments Series A (Housing Revenue, JPMorgan Chase & Company LOC)	0.23	1-1-2016	2,335,000	2,335,000
New York NY Transitional Finance Authority JPMorgan Chase PUTTER/DRIVER Trust Series 4043 (Tax Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	4-1-2014	23,470,000	23,470,000
New York Urban Development Corporate Revenue Series A3B (Tax Revenue, JPMorgan Chase & Company SPA)	0.13	3-15-2033	74,615,000	74,615,000

				301,370,000

Ohio: 0.39%

Variable Rate Demand Notes ø: 0.39%
Lancaster OH Port Authority Gas Series 2008 (Energy Revenue, Royal Bank of Canada SPA)	0.10	5-1-2038	18,730,000	18,730,000
Ohio HFA Residential Mortgage Backed Series B (Housing Revenue, GNMA/FNMA Insured, JPMorgan Chase & Company SPA)	0.13	9-1-2038	24,725,000	24,725,000
Ohio HFA Residential Mortgage Backed Series E (Housing Revenue, GNMA/FNMA Insured, JPMorgan Chase & Company SPA)	0.13	9-1-2038	51,000,000	51,000,000
Ohio Higher Education Facilities Ohio Dominican University Project (Education Revenue, JPMorgan Chase & Company LOC)	0.10	12-1-2037	12,200,000	12,200,000
Ohio Housing Finance Agency Residential Mortgage Backed Series D (Housing Revenue, FHLB SPA)	0.12	9-1-2036	19,850,000	19,850,000
Ohio Housing Finance Agency Residential Mortgage Backed Series F (Housing Revenue, GNMA/FNMA Insured, JPMorgan Chase & Company SPA)	0.10	3-1-2037	10,000,000	10,000,000
Warren County OH Health Care Facilities Otterbein Homes Series 1998-B (Health Revenue, U.S. Bank NA LOC)	0.09	7-1-2023	2,775,000	2,775,000

				139,280,000

Oklahoma: 0.02%

Variable Rate Demand Note ø: 0.02%
Oklahoma Development Finance Authority Seaboard Farms Incorporation Project (IDR, Bank of New York Mellon LOC)	0.12	3-1-2027	8,800,000	8,800,000

Oregon: 0.14%

Variable Rate Demand Note ø: 0.14%
Port of Portland Oregon Special Obligation Bulk Terminal (Port Authority Revenue, Canadian Imperial Bank LOC)	0.09	3-1-2036	49,700,000	49,700,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Heritage Money Market Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania: 0.43%

Other Municipal Debt: 0.11%
Philadelphia PA IDA City Service Agreement Series 2012 (Miscellaneous Revenue)	0.50%	4-1-2013	$38,215,000	$38,215,000

Variable Rate Demand Notes ø: 0.32%
Montgomery County PA IDA New Regional Medical Center PFOTER PT4674 (Health Revenue, FHA Insured, Bank of America NA LIQ) 144A	0.10	8-1-2038	14,000,000	14,000,000
Montgomery County PA IDA Series 3238 (Health Revenue, FHA Insured) 144A	0.10	8-1-2030	8,500,000	8,500,000
Pennsylvania Housing Finance Agency PFOTER Series PT-4653 (Housing Revenue, Bank of America NA LIQ) 144A	0.12	10-1-2039	7,730,000	7,730,000
Pennsylvania Housing Finance Agency Series 86B (Housing Revenue, Bank of Tokyo-Mitsubishi SPA)	0.11	4-1-2035	19,400,000	19,400,000
Pennsylvania Housing Finance Agency Series 89 (Housing Revenue, Bank of Tokyo-Mitsubishi SPA)	0.11	10-1-2035	32,485,000	32,485,000
Pennsylvania Housing Finance Agency Series 93-B (Housing Revenue, JPMorgan Chase & Company SPA)	0.14	4-1-2037	35,085,000	35,085,000

				117,200,000

Puerto Rico: 0.09%

Variable Rate Demand Note ø: 0.09%
Puerto Rico Sales Tax Financing Corporation Series 3036 (Tax Revenue)	0.10	8-1-2057	31,716,933	31,716,933

South Carolina: 0.13%

Other Municipal Debt: 0.06%
South Carolina Public Service Authority Series AA IAM 95 (Utilities Revenue)	0.23	2-4-2013	3,000,000	3,000,000
South Carolina Public Service Authority Series AA IAM 96 (Utilities Revenue)	0.23	2-21-2013	8,986,000	8,986,000
York County SC PCR Natural Rural Utilities Cooperative Finance Corporation North Carolina Electric Membership Corporation Project Series 2000 B-1 (Utilities Revenue)	0.30	3-1-2013	4,500,000	4,500,000
York County SC PCR Natural Rural Utilities Cooperative Finance Corporation North Carolina Electric Membership Corporation Project Series 2000 B-3 (Utilities Revenue)	0.30	3-1-2013	5,550,000	5,550,000

				22,036,000

Variable Rate Demand Note ø: 0.07%
Greenville County SC School District Installment PFOTER Series 730 (Lease Revenue, Bank of America NA LIQ) 144A	0.09	12-1-2028	25,555,000	25,555,000

South Dakota: 0.07%

Variable Rate Demand Notes ø: 0.07%
South Dakota HEFA Sioux Valley Hospital & Health Systems Project Series 2001-C (Health Revenue, U.S. Bank NA LOC)	0.10	11-1-2019	15,000,000	15,000,000
South Dakota Housing Development Authority Series C (Housing Revenue, FHLB SPA)	0.10	5-1-2037	10,800,000	10,800,000

				25,800,000

Tennessee: 0.25%

Variable Rate Demand Notes ø: 0.25%
Chattanooga TN Branch Banking and Trust Series 29 (Utilities Revenue, Branch Banking & Trust LIQ)	0.10	3-1-2016	12,500,000	12,500,000

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Heritage Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Chattanooga TN Industrial Development Board BlueCross Corporation (IDR, Bank of America NA LOC)	0.20%	1-1-2028	$44,000,000	$44,000,000
Johnson City TN Health & Educational Facilities Board (Health Revenue, PNC Bank NA LOC)	0.18	7-1-2033	7,415,000	7,415,000
Johnson City TN Health & Educational Facilities Board (Health Revenue, U.S. Bank NA LOC)	0.19	7-1-2033	1,450,000	1,450,000
Memphis TN JPMorgan Chase PUTTER Trust Series 4149 (Tax Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	10-1-2013	10,895,000	10,895,000
Nashville & Davidson Counties TN Metropolitan Government Stewarts Ferry Apartments Project (IDR, FHLMC Insured, FHLMC LIQ)	0.10	1-1-2034	13,985,000	13,985,000

				90,245,000

Texas: 1.01%

Variable Rate Demand Notes ø: 1.01%
Calhoun Port Authority Texas Formosa Plastics Corporation Project A (IDR, Sumitomo Mitsui Banking LOC) 144A	0.12	9-1-2039	13,900,000	13,900,000
Harris County TX Cultural Education Facilities Finance Corporation Hermann Health Series D2 (Health Revenue, JPMorgan Chase & Company LOC)	0.11	6-1-2029	20,000,000	20,000,000
Mission TX Economic Development Solid Waste Disposal IESI Corporation (Solid Waste Revenue, Bank of America NA LOC)	0.10	4-1-2022	9,000,000	9,000,000
Port Arthur TX Navigation District Environmental Facilities Motiva Enterprises LLC Project Series 2002 (IDR)	0.12	12-1-2027	22,035,000	22,035,000
Port Corpus Christi TX Flint Hills Resources Project Series 2006 (Resource Recovery Revenue)	0.13	1-1-2030	5,000,000	5,000,000
Port of Corpus Christi TX Flint Hills Resources Project Series 2007 (Resource Recovery Revenue)	0.13	1-1-2032	13,200,000	13,200,000
Texas JPMorgan Chase PUTTER Trust Series 4262 (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	8-30-2013	182,000,000	182,000,000
Texas Municipal Gas Acquisition & Supply Corporation Series 2848 (Miscellaneous Revenue, Morgan Stanley Bank LIQ)	0.40	12-15-2026	53,324,163	53,324,163
Texas Taxable Product Development Program Series A (GO, National Australia Bank SPA)	0.18	6-1-2045	2,100,000	2,100,000
Texas Veterans Bond Series 2012-B (GO, Sumitomo Mitsui Banking LOC)	0.09	12-1-2042	20,200,000	20,200,000
Texas Veterans Housing Class ID (GO, JPMorgan Chase & Company SPA)	0.18	6-1-2020	4,585,000	4,585,000
Texas Veterans Housing Class II Series E (GO, JPMorgan Chase & Company SPA)	0.18	12-1-2026	20,560,000	20,560,000

				365,904,163

Utah: 0.02%

Variable Rate Demand Note ø: 0.02%
Utah Board of Regents Student Loan Series A (Education Revenue, Royal Bank of Canada LOC)	0.13	11-1-2045	8,163,000	8,163,000

Virginia: 0.06%

Variable Rate Demand Note ø: 0.06%
Fairfax County VA Morgan Stanley Solar Eclipse Series 2012-0001 (Miscellaneous Revenue, U.S. Bank NA LOC) 144A	0.10	7-1-2019	21,850,000	21,850,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Heritage Money Market Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Washington: 0.04%

Variable Rate Demand Notes ø: 0.04%
Seattle WA Municipal Light & Power JPMorgan Chase PUTTER Trust Series T0001 (Utilities Revenue, JPMorgan Chase & Company LIQ) 144A	0.21%	2-1-2040	$8,000,000	$8,000,000
Washington Housing Finance Commission Regency Park Apartments Project Series A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.13	6-1-2027	7,805,000	7,805,000

				15,805,000

West Virginia: 0.02%

Variable Rate Demand Note ø: 0.02%
West Virginia EDA Morgantown Energy (IDR, Union Bank NA LOC)	0.13	4-1-2027	8,000,000	8,000,000

Wisconsin: 0.15%

Variable Rate Demand Notes ø: 0.15%
Wisconsin Housing & EDA AMT Series A (Housing Revenue, FHLB SPA)	0.10	9-1-2022	17,020,000	17,020,000
Wisconsin Housing & EDA Home Ownership Series D (Housing Revenue, FNMA LOC)	0.11	9-1-2035	4,550,000	4,550,000
Wisconsin Housing & EDA Series F (Housing Revenue, Bank of Nova Scotia SPA)	0.20	5-1-2030	8,055,000	8,055,000
Wisconsin Housing & EDA Series F (Housing Revenue, Bank of Nova Scotia SPA)	0.20	11-1-2030	13,825,000	13,825,000
Wisconsin Public Power PUTTER Series 1232 (Utilities Revenue, BHAC/Ambac Insured, JPMorgan Chase & Company LIQ)	0.13	7-1-2013	9,950,000	9,950,000

				53,400,000

Wyoming: 0.09%

Variable Rate Demand Note ø: 0.09%
Wyoming CDA Variable Single Family Mortgage Series A (Housing Revenue, Bank of America NA SPA)	0.11	12-1-2032	31,000,000	31,000,000

Total Municipal Obligations (Cost $3,262,137,096)				3,262,137,096

Other Instruments: 0.18%
Australia & New Zealand Banking Group 144A±	1.05	1-10-2014	44,000,000	44,286,416
Oakland-Alameda County CA Series A-2 Municipal Commercial Paper	0.19	2-14-2013	7,325,641	7,325,641
Westpac Banking Corporation 144A±	1.55	1-30-2014	11,500,000	11,638,273

Total Other Instruments (Cost $63,250,330)				63,250,330

Government Agency Debt: 1.40%
FHLB ±	0.29	2-5-2013	57,000,000	56,999,748
FHLB ±	0.29	3-7-2013	84,000,000	83,997,623
FHLB ±	0.29	5-9-2013	18,000,000	17,998,542
FHLB ±	0.30	3-28-2013	87,500,000	87,497,241
FHLB ±	0.31	5-2-2013	45,000,000	44,997,741
FHLB ±	0.32	4-1-2013	88,000,000	88,000,000
FHLB ±	0.32	5-17-2013	94,000,000	94,000,000
FHLB ±	0.34	5-17-2013	33,000,000	33,000,000

Total Government Agency Debt (Cost $506,490,895)				506,490,895

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Heritage Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Other Notes: 1.06%

Corporate Bonds and Notes: 1.06%
JPMorgan Chase & Company ±	0.96%	2-26-2013	$72,297,000	$72,322,369
MetLife Institutional Funding 144A±	0.56	4-3-2013	100,000,000	100,055,120
Toyota Motor Credit Corporation ±	0.31	12-9-2013	110,000,000	110,000,000
Toyota Motor Credit Corporation ±	0.38	7-19-2013	102,000,000	102,000,000

Total Other Notes (Cost $384,377,489)				384,377,489

Repurchase Agreements ^^: 18.31%
Bank of Nova Scotia, dated 1-31-2013, maturity value $1,042,004,921 (1)	0.17	2-1-2013	1,042,000,000	1,042,000,000
Bank of Nova Scotia, dated 1-31-2013, maturity value $73,250,265 (2)	0.13	2-1-2013	73,250,000	73,250,000
Barclays Capital Incorporated, dated 1-31-2013, maturity value $1,390,006,564 (3)	0.17	2-1-2013	1,390,000,000	1,390,000,000
Barclays Capital Incorporated, dated 1-31-2013, maturity value $585,002,600 (4)	0.16	2-1-2013	585,000,000	585,000,000
Goldman Sachs & Company, dated 1-31-2013, maturity value $100,000,444 (5)	0.16	2-1-2013	100,000,000	100,000,000
Goldman Sachs & Company, dated 1-2-2013, maturity value $214,105,157 (6)±(i)§¢	0.29	3-4-2013	214,000,000	214,000,000
Goldman Sachs & Company, dated 1-15-2013, maturity value $113,043,693 (7) ±(i)§¢	0.29	3-4-2013	113,000,000	113,000,000
JPMorgan Securities, dated 1-10-2013, maturity value $235,034,401(8)±	0.24	2-1-2013	235,000,000	235,000,000
Merrill Pierce Fenner Smith Incorporated, dated 1-31-2013, maturity value $100,000,444 (9)	0.16	2-1-2013	100,000,000	100,000,000
Royal Bank of Canada Capital Markets, dated 1-31-2013, maturity value $950,004,222 (10)	0.16	2-1-2013	950,000,000	950,000,000
Societe Generale New York, dated 1-31-2013, maturity value $1,808,265,045 (11)	0.17	2-1-2013	1,808,256,506	1,808,256,506

Total Repurchase Agreements (Cost $6,610,506,506)				6,610,506,506

Treasury Debt: 0.61%
U.S. Treasury Bill (z)	0.15	4-11-2013	85,000,000	84,976,377
U.S. Treasury Bill (z)	0.14	2-21-2013	137,000,000	136,989,109

Total Treasury Debt (Cost $221,965,486)				221,965,486

Total investments in securities (Cost $36,320,247,190)*	100.58%	36,320,247,190
Other assets and liabilities, net	(0.58)	(209,904,259)

Total net assets	100.00%	$36,110,342,931

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Heritage Money Market Fund	25

±	Variable rate investment. The interest rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

(i)	Illiquid security for which the designation as illiquid is unaudited.

§	Security is subject to a demand feature which reduces the effective maturity.

¢	Represents a long-dated and extendible repurchase agreement which automatically renews on previously set terms. The maturity date represents the next put date.

^^	Collateralized by:

(1)	U.S. government securities, 2.50% to 4.00%, 5-1-2027 to 1-1-2043, fair value including accrued interest is $1,073,260,000.

(2)	U.S. government securities, 1.75% to 2.50%, 7-15-2013 to 1-15-2029, fair value including accrued interest is $74,715,007.

(3)	U.S. government securities, 3.00% to 5.00%, 12-1-2026 to 12-1-2042, fair value including accrued interest is $1,431,700,000.

(4)	U.S. government securities, 3.00% to 4.00%, 10-1-2041 to 2-1-2043, fair value including accrued interest is $602,550,001.

(5)	U.S. government securities, 2.26% to 4.50%, 11-1-2040 to 6-1-2042, fair value including accrued interest is $103,000,000.

(6)	Commercial papers and U.S. government securities, 0.00% to 9.25%, 2-1-2013 to 12-15-2052, fair value including accrued interest is $219,886,962.

(7)	Commercial papers and U.S. government securities, 0.00% to 9.25%, 2-1-2013 to 12-15-2052, fair value including accrued interest is $116,108,536.

(8)	Commercial paper, 0.00%, 2-28-2013, fair value is $239,727,123.

(9)	U.S. government securities, 3.50% to 4.00%, 2-1-2041 to 9-1-2042, fair value including accrued interest is $103,000,000.

(10)	U.S. government securities, 1.37% to 6.50%, 1-1-2023 to 9-1-2044, fair value including accrued interest is $978,500,000.

(11)	U.S. government securities, 2.00% to 7.50%, 3-1-2014 to 3-15-2053, fair value including accrued interest is $1,862,504,202.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

26	Wells Fargo Advantage Heritage Money Market Fund	Statements of assets and liabilities—January 31, 2013

Assets
Investments
Investments in unaffiliated securities, at amortized cost	$29,709,740,684
Investments in repurchase agreements, at amortized cost	6,610,506,506

Total investments, at amortized cost	36,320,247,190
Cash	5,239
Receivable for investments sold	34,818,928
Receivable for Fund shares sold	4,606,361
Receivable for interest	5,276,393
Prepaid expenses and other assets	28,431

Total assets	36,364,982,542

Liabilities
Dividends payable	1,497,738
Payable for investments purchased	247,872,938
Payable for Fund shares redeemed	297,901
Advisory fee payable	1,461,519
Due to other related parties	2,385,787
Accrued expenses and other liabilities	1,123,728

Total liabilities	254,639,611

Total net assets	$36,110,342,931

NET ASSETS CONSIST OF
Paid-in capital	$36,118,248,165
Overdistributed net investment income	(505,552)
Accumulated net realized losses on investments	(7,399,682)

Total net assets	$36,110,342,931

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Administrator Class	$278,541,262
Shares outstanding – Administrator Class	278,536,977
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$7,815,293,477
Shares outstanding – Institutional Class	7,815,175,343
Net asset value per share – Institutional Class	$1.00
Net assets – Select Class	$27,354,254,971
Shares outstanding – Select Class	27,353,862,027
Net asset value per share – Select Class	$1.00
Net assets – Service Class	$662,253,221
Shares outstanding – Service Class	662,243,174
Net asset value per share – Service Class	$1.00

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended January 31, 2013	Wells Fargo Advantage Heritage Money Market Fund	27

Investment income
Interest	$67,099,242

Expenses
Advisory fee	26,653,473
Administration fees
Fund level	9,496,042
Administrator Class	324,910
Institutional Class	6,957,082
Select Class	6,727,526
Service Class	976,310
Shareholder servicing fees
Administrator Class	324,910
Service Class	1,976,075
Custody and accounting fees	1,141,251
Professional fees	50,316
Registration fees	92,847
Shareholder report expenses	60,170
Trustees’ fees and expenses	12,059
Other fees and expenses	251,420

Total expenses	55,044,391
Less: Fee waivers and/or expense reimbursements	(13,168,955)

Net expenses	41,875,436

Net investment income	25,223,806

Net realized gains on investments	1,306,659

Net increase in net assets resulting from operations	$26,530,465

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Heritage Money Market Fund	Statements of changes in net assets

	Year ended January 31, 2013		Year ended January 31, 2012

Operations
Net investment income		$25,223,806		$38,122,997
Net realized gains on investments		1,306,659		560,750

Net increase in net assets resulting from operations		26,530,465		38,683,747

Distributions to shareholders from
Net investment income
Administrator Class		(32,577)		(60,427)
Institutional Class		(4,337,852)		(7,283,767)
Select Class		(20,758,334)		(30,671,556)
Service Class		(81,585)		(107,247)
Net realized gains
Administrator Class		0		(1,107)
Institutional Class		0		(39,864)
Select Class		0		(57,745)
Service Class		0		(2,536)

Total distributions to shareholders		(25,210,348)		(38,224,249)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Administrator Class	989,827,889	989,827,889	1,729,301,118	1,729,301,118
Institutional Class	48,965,708,419	48,965,708,419	79,868,865,049	79,868,865,049
Select Class	132,226,851,581	132,226,851,581	181,368,899,601	181,368,899,601
Service Class	3,247,868,458	3,247,868,458	4,705,951,971	4,705,951,971

		185,430,256,347		267,673,017,739

Reinvestment of distributions
Administrator Class	15,633	15,633	24,310	24,310
Institutional Class	1,072,541	1,072,541	1,705,105	1,705,105
Select Class	8,753,419	8,753,419	16,489,304	16,489,304
Service Class	16,749	16,749	21,546	21,546

		9,858,342		18,240,265

Payment for shares redeemed
Administrator Class	(1,085,698,056)	(1,085,698,056)	(2,049,786,165)	(2,049,786,165)
Institutional Class	(52,241,433,917)	(52,241,433,917)	(83,725,804,748)	(83,725,804,748)
Select Class	(120,235,972,167)	(120,235,972,167)	(192,662,513,528)	(192,662,513,528)
Service Class	(3,579,004,917)	(3,579,004,917)	(4,944,176,567)	(4,944,176,567)

		(177,142,109,057)		(283,382,281,008)

Net increase (decrease) in net assets resulting from capital share transactions		8,298,005,632		(15,691,023,004)

Total increase (decrease) in net assets		8,299,325,749		(15,690,563,506)

Net assets
Beginning of period		27,811,017,182		43,501,580,688

End of period		$36,110,342,931		$27,811,017,182

Overdistributed net investment income		$(505,552)		$(519,010)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Heritage Money Market Fund	29

	Year ended January 31			Year ended February 28
ADMINISTRATOR CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.05
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.05
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.05)
Net realized gains	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.01%	0.01%	0.03%	0.21%	2.19%	4.90%
Ratios to average net assets (annualized)
Gross expenses	0.34%	0.34%	0.34%	0.37%	0.38%	0.38%
Net expenses	0.24%	0.24%	0.31%	0.33%	0.34%	0.34%
Net investment income	0.01%	0.01%	0.03%	0.17%	2.09%	4.68%
Supplemental data
Net assets, end of period (000s omitted)	$278,541	$374,371	$694,823	$1,201,158	$918,595	$608,865

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Heritage Money Market Fund	Financial highlights

	Year ended January 31			Year ended February 28
INSTITUTIONAL CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.05
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.05
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.05)
Net realized gains	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.05%	0.05%	0.13%	0.33%	2.32%	5.06%
Ratios to average net assets (annualized)
Gross expenses	0.22%	0.22%	0.22%	0.25%	0.27%	0.26%
Net expenses	0.20%	0.20%	0.20%	0.21%	0.22%	0.20%
Net investment income	0.05%	0.05%	0.14%	0.31%	2.09%	4.77%
Supplemental data
Net assets, end of period (000s omitted)	$7,815,293	$11,089,557	$14,944,657	$7,795,659	$5,862,075	$1,579,225

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Heritage Money Market Fund	31

	Year ended January 31			Year ended February 28
SELECT CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.03
Net realized gains on investments	0.00 [3]	0.00	0.00 [3]	0.00	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.03
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.03)
Net realized gains	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.12%	0.12%	0.19%	0.40%	2.40%	3.30%
Ratios to average net assets (annualized)
Gross expenses	0.18%	0.18%	0.18%	0.20%	0.23%	0.22%
Net expenses	0.13%	0.13%	0.13%	0.14%	0.15%	0.13%
Net investment income	0.12%	0.12%	0.21%	0.30%	2.14%	4.58%
Supplemental data
Net assets, end of period (000s omitted)	$27,354,255	$15,353,756	$26,630,573	$22,489,644	$6,066,768	$1,368,330

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	For the period from June 29, 2007 (commencement of class operations) to February 29, 2008

3.	Amount is less than $0.005 per share.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Heritage Money Market Fund	Financial highlights

	Year ended January 31
SERVICE CLASS	2013	2012	2011[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00	[2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00	[2]

Total from investment operations	0.00 [2]	0.00 [2]	0.00	[2]
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net realized gains	0.00	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.00)[2]	(0.00)[2]	(0.00	) [2]
Net asset value, end of period	$1.00	$1.00	$1.00
Total return[3]	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.50%	0.51%	0.51%
Net expenses	0.24%	0.24%	0.34%
Net investment income	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$662,253	$993,333	$1,231,527

1.	For the period from June 30, 2010 (commencement of class operations) to January 31, 2011

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Heritage Money Market Fund	33

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Heritage Money Market Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. The repurchase agreements must be fully collateralized based on values that are marked-to- market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

34	Wells Fargo Advantage Heritage Money Market Fund	Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2013, the Fund had pre-enactment capital loss carryforwards incurred in taxable years beginning before December 22, 2010, which are available to offset future net realized capital gains, in the amount of $7,399,682 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2013, all of the Fund’s investments in securities were valued using Level 2 inputs since the primary inputs include credit quality of the issuer and short-term interest rates which are observable and the use of amortized cost.

Further details on the major security types can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended January 31, 2013, the Fund did not have any transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee of 0.10% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Advantage Heritage Money Market Fund	35

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Administrator Class	0.10%
Institutional Class	0.08
Select Class	0.04
Service Class	0.12

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.35% for Administrator Class shares, 0.20% for Institutional Class shares, 0.13% for Select Class shares, and 0.43% for Service Class shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Service Class and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% and 0.10% of their average daily net assets, respectively.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $25,210,348 and $38,224,249 of ordinary income for the years ended January 31, 2013 and January 31, 2012, respectively

As of January 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Capital loss carryforward
$1,441,903	($7,399,682)

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

36	Wells Fargo Advantage Heritage Money Market Fund	Notes to financial statements

8. SUBSEQUENT EVENT

After the close of business on March 1, 2013, the Fund acquired the net assets of Wells Fargo Advantage Prime Investment Money Market Fund in a tax-free exchange for shares of the Fund. Institutional Class and Service Class shareholders of Wells Fargo Advantage Prime Investment Money Market Fund received corresponding shares of the Fund.

Report of independent registered public accounting firm	Wells Fargo Advantage Heritage Money Market Fund	37

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Heritage Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, each of the periods within the eleven month period from March 1, 2010 to January 31, 2011, and each of the years or periods in the three-year period ended February 28, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Heritage Money Market Fund as of January 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 26, 2013

38	Wells Fargo Advantage Heritage Money Market Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended January 31, 2013, $16,332,288 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2013, 4.32% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, seven-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Heritage Money Market Fund	39

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 136 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

40	Wells Fargo Advantage Heritage Money Market Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director, and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 75 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 75 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Heritage Money Market Fund	41

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

215094 03-13 A304/AR304 1-13

Wells Fargo Advantage Money Market Fund

Annual Report

January 31, 2013

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The views expressed and any forward-looking statements are as of January 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of January 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Money Market Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Money Market Fund for the 12-month period that ended January 31, 2013. The past 12 months were marked by accommodative central bank policies, low interest rates, and regulatory uncertainty. Despite the challenges of a changing market landscape, we continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

The Federal Reserve remained focused on spurring economic growth.

Citing its dual mandate of fostering maximum employment and price stability, the Federal Reserve (Fed) reaffirmed its commitment to highly accommodative monetary policy. In addition, the Fed formally announced that exceptionally low interest rates would be appropriate at least as long as the unemployment rate remains above 6.5% and inflation remains no more than half a percentage point above its 2.0% inflation target. It also continued its quantitative easing program.

Despite aggressive monetary policy accommodation, the U.S. economic recovery remained weak compared with previous business cycles. Three forces—discretionary fiscal policy, housing market activity, and household income expectations—have not been firing on all cylinders and therefore the recovery has been tepid up to this point. Further, many households still face barriers to credit access, and businesses have been reluctant to spend in the face of economic and policy uncertainty.

Yields remained low.

Yields remained near record lows due to a combination of strong demand and limited supply of money market securities. Not only did the Fed keep its federal funds target rate near zero, but strong demand for U.S. Treasuries also contributed to low yields as investments in other areas—notably the eurozone—were seen as risky due to the weak finances of the peripheral countries and many banks. The infusions of liquidity into the European banking system did alleviate credit stresses over the course of the year as indicated by the three-month London Interbank Offered Rate (LIBOR), which fell nearly 30 basis points (bps; 100 bps equals 1.00%) by the end of December 2012, which was approximately half of what it was at the same point in 2011.

Overall supply in the money markets continued to decrease as some issuers deleveraged and others issued long-term debt to take advantage of low interest rates. As of December 31, 2012, U.S. government debt makes up the vast majority of the money market supply. Treasuries, agencies, and repurchase agreements comprise more than 75% of the money market supply. Prime instruments make up only 22% of the total, and nearly three-quarters of those securities were issued by foreign entities.

Despite interest rates remaining low, these rates have not been a death knell for the money market industry. Investors are involved in this sector for complex reasons, and yield has been but one component driving their investment choices. More often, relative safety, diversification, and liquidity have been higher-value propositions to these investors, factors that were not diminished by Fed policy or technical developments.

Money market regulations remained under review.

Regulators remained concerned about potential systemic risk from money market funds in the event of another financial crisis and sought further revisions to money market fund regulations in order to mitigate that risk. In August 2012, however, former-SEC Chairman Mary Schapiro issued a statement indicating that, in light of the stated

Letter to shareholders (unaudited)	Wells Fargo Advantage Money Market Fund	3

positions of a majority of the SEC commissioners, the SEC would not call a vote on a proposal to modify money market fund regulations. In November 2012, the Financial Stability Oversight Council (FSOC) proposed additional regulations to the SEC in an attempt to address any perceived risk that investors may redeem en masse, or run, from money market funds in response to market distress. These proposed measures included requiring money market funds to maintain a floating-rate net asset value, withhold a minimum balance at risk from redeeming shareholders, and/or maintain capital buffers. As of January 31, 2013, the FSOC was reviewing comment letters from the public, including ourselves (Wells Fargo Funds Management, LLC), regarding its proposals. As we gain clarity in the coming months regarding potential changes to the regulation of money market funds, we will provide further communications to you about them.

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs. Our focus on preservation of capital and liquidity is the basis of our investment philosophy. We are proud of our comprehensive lineup of prime, government, and tax-exempt money market funds.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs.

4	Wells Fargo Advantage Money Market Fund	Money market overview (unaudited)

Overview

Three themes dominated the prime sector during the 12-month period that ended January 31, 2013: central bank actions, rating agency actions, and the overall supply of investments. The year began with the focus on Europe and the European Central Bank’s (ECB’s) Long-Term Refinancing Operation (LTRO). Conducted by the ECB to provide unlimited amounts of three-year financing to banks at a below-market clearing rate at the time, the objective was to provide enough liquidity to allow banks to repay their 2012 maturities as well as boost investor confidence. In total, European banks took €1 trillion through the LTRO. This additional liquidity was viewed positively, resulting in greater European bank exposure on both a secured and unsecured basis. Even Greece’s debt restructuring and slowing economic growth in the United Kingdom and Spain did little to dampen investors’ enthusiasm as they instead focused on positive earnings news from European banks. The first opportunity for banks to repay their LTRO borrowings occurred in January 2013 when 278 banks repaid €137 billion, reinforcing the perception that the European financial situation has stabilized.

At mid-year, with world economies sluggish and risk aversion still pervasive, the Federal Reserve (Fed) and the ECB stepped up their rhetoric and actions in an attempt to improve financial conditions. The Fed announced a continuation of quantitative easing programs and changed how it communicated monetary accommodation from a strategy that was largely date-focused to one that was tied to explicit inflation and unemployment thresholds as a guide to interest-rate policy.

Even as the Fed was actively trying to stimulate the economy, the ECB was fighting off rumors of the eurozone breaking up. As the yields on the securities of certain eurozone nations were significantly widening, the ECB president declared the ECB would “do whatever it takes” to preserve the euro. The functional part of this statement took the form of outright monetary transactions, which provide conditional liquidity backstop to eurozone members. The ECB essentially purchased unlimited amounts of one- to three-year sovereign debt in the secondary market to lower borrowing costs and improve market liquidity. Market response was largely positive and solvency concerns in the eurozone have subsided.

In mid-June 2012, Moody’s downgraded a number of the 17 global capital markets intermediaries and other banks it had placed on credit watch earlier in the year. Market participants were initially concerned that other rating agencies would follow suit, further reducing the supply of money market-eligible investments. However, no other agencies acted in a like manner, and the downgrade by Moody’s did not change the eligibility of these credits for purchase by money market funds; thus, the downgrade ultimately had a minimal impact on credit or market liquidity.

Finally, the supply of money market fund-eligible securities was an ongoing concern. As individuals and institutions pared their overall level of debt and issuers took advantage of extremely low rates to extend the maturity of their remaining debt, the amount of short-term debt outstanding declined, leading to falling short-term interest.

Foreign financial issuers were one of the few bright spots in terms of supply. While the total amount of commercial paper (CP) outstanding has fallen to half of its August 2007 peak and total asset-backed CP declined 75%, issuance by foreign financials rose by over one-third. Total financial CP outstanding has increased roughly $65 billion since July 2012; of that amount, over 70%, or $46 billion, is from foreign issuers.

For much of the year, municipal variable-rate demand notes (VRDNs) had been an attractive alternative for our prime funds compared with repurchase agreement or short-term deposit rates. However, inflows into municipal money market funds in the last several months of this period resulted in an increased demand for them. When combined with a more than 5% reduction in supply over the year, yields on VRDNs fell to levels where most were no longer attractive compared with alternative investments.

In our view, the risks inherent in pushing the boundaries in credit or increasing the weighted average maturities of our portfolios to extremes are offset by the small incremental yield increase available. After the Fed and the ECB actively gave support to risk assets, we selectively extended the term of our maturities to capture a positive-sloping yield curve. However, we did not do so at the expense of maintaining a high degree of liquidity and diversification, as we believe pursuing this strategy will allow us to quickly adjust the portfolios to benefit our shareholders in changing market conditions.

Strategic outlook

As we look to the next fiscal year, many uncertainties remain for money markets funds and the money market industry. Regulators continue to discuss the potential for further changing the standards and practices for money market funds beyond those already implemented. From a market perspective, the Fed has been quite clear about its intent to keep

Money market overview (unaudited)	Wells Fargo Advantage Money Market Fund	5

interest rates low for an extended period. But we believe eventually interest rates will begin to normalize, and after a number of years of near-zero rates, the adjustment process may not be smooth. It’s also possible that another debate on raising the debt ceiling could take place later this spring or summer, and as we saw in August 2011, those debates could lead to meaningful dislocations in the markets. In the face of these challenges, we believe that our portfolio strategy, with its focus on capital preservation and portfolio liquidity, will enable the Fund to continue to meet its objectives.

6	Wells Fargo Advantage Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

David D. Sylvester

Laurie White

Average annual total returns1 (%) as of January 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (STGXX)	7-1-1992	–	–	–	0.01	0.41	1.49	0.81	0.70
Class B*	7-1-1992	(4.99)	(0.15)	1.10	0.01	0.25	1.10	1.56	1.45
Class C	6-30-2010	(0.99)	0.25	1.10	0.01	0.25	1.10	1.56	1.45
Daily Class	6-30-2010	–	–	–	0.01	0.41	1.49	1.06	1.00
Investor Class (WMMXX)	4-8-2005	–	–	–	0.01	0.44	1.54	0.84	0.65
Service Class (WMOXX)	6-30-2010	–	–	–	0.01	0.44	1.54	0.71	0.50

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Fund yield summary[3] (%) as of January 31, 2013	Class A	Class B	Class C	Daily Class	Investor Class	Service Class
7-day current yield	0.01	0.01	0.01	0.01	0.01	0.01
7-day compound yield	0.01	0.01	0.01	0.01	0.01	0.01
30-day simple yield	0.01	0.01	0.01	0.01	0.01	0.01
30-day compound yield	0.01	0.01	0.01	0.01	0.01	0.01

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available at the Fund’s website—wellsfargoadvantagefunds.com.

Class A shares, Daily Class shares, Investor Class, and Service Class shares are sold without a front-end sales charge or contingent deferred sales charge. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 5.00%. For Class C shares, the maximum CDSC is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectuses.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Money Market Fund	7

Portfolio composition[4] as of January 31, 2013

Weighted average maturity[6] as of January 31, 2013
34 days

Weighted average final maturity[7] as of January 31, 2013
55 days

Effective maturity distribution[5] as of January 31, 2013

1.	Historical performance shown for the Service Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Class C shares prior to their inception reflects the performance of the Class B shares. Class B and Class C shares have the same expenses. Historical performance shown for the Daily Class shares prior to their inception reflects the performance of the Class A shares, and has not been adjusted to reflect the higher expenses applicable to the Daily Class shares. If these expenses had been adjusted, returns would be lower. Historical performance shown for the Investor Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 11, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been (0.67)%, (1.42)%, (1.42)%, (0.92)%, (0.70)%, and (0.57)% for Class A, Class B, Class C, Daily Class, Investor Class, and Service Class, respectively.

4.	Portfolio composition is subject to change and is calculated based on the total investments of the Fund.

5.	Effective maturity distribution is subject to change and is calculated based on the total investments of the Fund.

6.	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes.

7.	Weighted Average Final Maturity (WAFM): WAFM is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAFM allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAFM is a way to measure a fund’s potential sensitivity to credit spread changes.

8	Wells Fargo Advantage Money Market Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2012 to January 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as any contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 8-1-2012	Ending account value 1-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,000.05	$1.36	0.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.78	$1.37	0.27%
Class B
Actual	$1,000.00	$1,000.05	$1.36	0.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.78	$1.37	0.27%
Class C
Actual	$1,000.00	$1,000.05	$1.36	0.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.78	$1.37	0.27%
Investor Class
Actual	$1,000.00	$1,000.05	$1.36	0.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.78	$1.37	0.27%
Service Class
Actual	$1,000.00	$1,000.05	$1.36	0.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.78	$1.37	0.27%
Daily Class
Actual	$1,000.00	$1,000.05	$1.36	0.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.78	$1.37	0.27%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—January 31, 2013	Wells Fargo Advantage Money Market Fund	9

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website:

http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/moneymarket.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Certificates of Deposit: 22.80%
Bank of Montreal	0.19-0.27%	3-1-2013 to 5-2-2013	$43,000,000	$43,000,000	0.99%
Bank of Montreal	0.23	3-5-2013	20,000,000	20,000,000	0.46
Bank of Montreal	0.23	4-3-2013	40,000,000	40,000,000	0.91
Bank of Nova Scotia	0.17	2-1-2013	29,000,000	29,000,000	0.66
Bank of Tokyo-Mitsubishi LLC	0.17	2-4-2013	20,000,000	20,000,000	0.46
Barclays Bank plc ±	0.79-0.91	6-28-2013 to 9-30-2013	26,000,000	26,000,000	0.60
Barclays Bank plc ±	0.81	12-12-2013	38,000,000	38,000,000	0.87
Credit Agricole Corporate and Investment Banking	0.19	2-1-2013	63,000,000	63,000,000	1.44
DNB Nor Bank ASA	0.16	2-1-2013	42,000,000	42,000,000	0.96
DNB Nor Bank ASA	0.30	5-14-2013	19,000,000	18,999,459	0.43
HSBC Bank plc	0.17	2-1-2013	47,000,000	47,000,000	1.07
HSBC Bank plc	0.23	2-1-2013	14,000,000	14,000,000	0.32
Industrial & Commercial Bank of China (New York)	0.25	2-28-2013	25,000,000	25,000,000	0.57
Mitsubishi UFJ Trust and Banking Corporation	0.25	2-1-2013	21,000,000	21,000,000	0.48
Mitsubishi UFJ Trust and Banking Corporation	0.25-0.29	4-9-2013 to 4-12-2013	48,000,000	47,990,032	1.10
National Bank of Kuwait	0.18	2-1-2013	23,000,000	23,000,000	0.53
Norinchukin Bank	0.17	2-6-2013	50,000,000	50,000,000	1.14
Norinchukin Bank	0.33	3-6-2013	13,000,000	13,000,356	0.30
Oversea-Chinese Banking Corporation Limited	0.15-0.22	2-6-2013 to 2-22-2013	37,000,000	36,999,921	0.84
Royal Bank of Canada ±	0.35-0.36	7-26-2013 to 8-12-2013	39,000,000	39,000,000	0.90
Skandinaviska Enskilda Banken AG ±	0.58	12-3-2013	40,000,000	40,000,000	0.91
Sumitomo Mitsui Banking Corporation	0.25	2-11-2013	30,000,000	30,000,000	0.68
Sumitomo Mitsui Banking Corporation	0.25	4-8-2013 to 4-12-2013	24,000,000	24,000,000	0.55
Swedbank	0.16	2-1-2013	26,000,000	26,000,000	0.59
Toronto-Dominion Bank	0.19-0.31	2-4-2013 to 9-13-2013	45,000,000	45,000,000	1.02
Toronto-Dominion Bank	0.22	2-13-2013	25,000,000	25,000,000	0.57
Toronto-Dominion Bank ±	0.30	10-21-2013	20,000,000	20,000,000	0.46
Other securities				131,282,401	2.99

Total Certificates of Deposit (Cost $998,272,169)				998,272,169	22.80

Commercial Paper: 51.29%

Asset-Backed Commercial Paper: 18.64%
Collateralized Commercial Paper Company LLC (z)	0.30-0.35	4-12-2013 to 5-22-2013	37,000,000	36,968,236	0.85
Collateralized Commercial Paper Company LLC (z)	0.36	2-20-2013	46,000,000	45,991,260	1.05
Collateralized Commercial Paper Company LLC (z)	0.41	6-3-2013	26,000,000	25,963,874	0.59
Gotham Funding Corporation 144A(z)	0.21-0.25	2-4-2013 to 4-5-2013	60,000,000	59,984,179	1.37
Gotham Funding Corporation 144A(z)	0.25	3-7-2013	26,000,000	25,993,861	0.59
Legacy Capital Company 144A(z)	0.38	2-7-2013	20,000,000	19,998,733	0.46
Regency Markets No.1 LLC 144A(z)	0.19	2-20-2013	30,000,000	29,996,991	0.68
Regency Markets No.1 LLC 144A(z)	0.19	2-28-2013	28,000,000	27,996,010	0.64
Regency Markets No.1 LLC 144A(z)	0.20-0.21	2-6-2013 to 2-14-2013	17,000,000	16,999,074	0.39
Salisbury Receivables Company 144A(z)	0.22	2-8-2013	29,000,000	28,998,759	0.66

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Money Market Fund	Summary portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Asset-Backed Commercial Paper (continued)
Victory Receivables 144A(z)	0.21-0.23%	2-13-2013 to 3-22-2013	$85,000,000	$84,983,285	1.93%
Other securities				412,491,928	9.43

				816,366,190	18.64

Financial Company Commercial Paper: 28.52%
ASB Finance Limited 144A	0.24-0.40	2-5-2013 to 7-23-2013	27,000,000	26,999,733	0.62
ASB Finance Limited 144A(z)	0.25	3-27-2013	29,000,000	28,989,125	0.66
ASB Finance Limited ±144A	0.38	2-25-2013	22,000,000	22,000,000	0.50
Barclays Bank plc 144A(z)	0.29-0.35	4-26-2013 to 5-29-2013	25,000,000	24,973,867	0.57
BNZ International Funding Limited 144A	0.23-0.48	2-5-2013 to 11-1-2013	67,000,000	66,995,862	1.53
Caisse Centrale Desjardins du Quebec 144A(z)	0.19-0.25	2-8-2013 to 4-4-2013	48,000,000	47,992,571	1.10
Caisse Centrale Desjardins du Quebec 144A(z)	0.23	2-6-2013	21,000,000	20,999,329	0.48
Caisse Centrale Desjardins du Quebec 144A(z)	0.24	2-20-2013	24,000,000	23,997,023	0.55
CPPIB Capital Incorporated 144A(z)	0.17-0.23	3-5-2013 to 4-22-2013	87,205,000	87,179,661	1.99
Credit Agricole North America Incorporated (z)	0.38	4-8-2013 to 4-9-2013	20,000,000	19,985,961	0.46
Credit Suisse (New York) (z)	0.25	5-23-2013	27,000,000	26,979,188	0.62
Credit Suisse (New York) (z)	0.26	3-21-2013	39,000,000	38,986,480	0.89
Credit Suisse (New York) (z)	0.26	3-28-2013	15,000,000	14,994,042	0.34
DNB Nor Bank ASA 144A(z)	0.24-0.25	5-7-2013 to 5-21-2013	33,000,000	32,977,062	0.76
DNB Nor Bank ASA ±144A	0.46	9-20-2013	24,000,000	24,000,000	0.55
HSBC Bank plc	0.23-0.44	4-5-2013 to 10-15-2013	23,000,000	22,998,793	0.53
JPMorgan Chase & Company ±	0.36	3-6-2013	7,000,000	7,000,000	0.16
Natexis US Finance Company LLC (z)	0.37	4-2-2013	25,000,000	24,984,583	0.57
Nationwide Building Society 144A(z)	0.30-0.55	3-28-2013 to 5-13-2013	67,000,000	66,954,642	1.52
Oversea-Chinese Banking Corporation Limited (z)	0.18-0.20	2-4-2013 to 4-30-2013	31,000,000	30,991,262	0.71
Skandinaviska Enskilda Banken AG 144A(z)	0.42	5-15-2013	14,000,000	13,983,276	0.32
Skandinaviska Enskilda Banken AG 144A(z)	0.60	7-8-2013	35,000,000	34,908,417	0.80
Sumitomo Mitsui Banking Corporation 144A(z)	0.16	2-5-2013	40,000,000	39,999,289	0.91
Sumitomo Mitsui Banking Corporation 144A(z)	0.25	4-8-2013	10,000,000	9,995,417	0.23
Swedbank (z)	0.26-0.50	3-20-2013 to 7-2-2013	42,000,000	41,946,702	0.95
Swedbank (z)	0.26	3-27-2013	23,000,000	22,991,203	0.52
Swedbank (z)	0.49	7-3-2013	25,000,000	24,948,278	0.57
Toyota Credit Canada Incorporated (z)	0.25	3-15-2013 to 3-19-2013	8,000,000	7,997,528	0.18
UBS Finance Delaware LLC (z)	0.22	5-14-2013	35,000,000	34,978,183	0.80
Westpac Securities NZ Limited ±144A	0.38-0.50	2-25-2013 to 10-25-2013	54,000,000	54,000,505	1.23
Westpac Securities NZ Limited ±144A	0.38	2-22-2013	23,000,000	23,000,000	0.53
Other securities				278,912,862	6.37

				1,248,640,844	28.52

Other Commercial Paper: 4.13%
CNPC Finance 144A(z)	0.30-0.39	2-4-2013 to 4-23-2013	77,000,000	76,960,419	1.74
Toyota Motor Credit Corporation (z)	0.21-0.27	3-4-2013 to 5-23-2013	42,000,000	41,979,620	0.96
Toyota Motor Credit Corporation (z)	0.35	2-25-2013	22,000,000	21,994,867	0.50
Other securities				39,992,728	0.93

				180,927,634	4.13

Total Commercial Paper (Cost $2,245,934,668)				2,245,934,668	51.29

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—January 31, 2013	Wells Fargo Advantage Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Government Agency Debt: 2.28%
FHLB ±	0.29-0.34%	2-5-2013 to 5-17-2013	$89,000,000	$88,998,405	2.03%
Other securities				11,000,000	0.25

Total Government Agency Debt (Cost $99,998,405)				99,998,405	2.28

Municipal Obligations: 15.66%

Alabama: 0.34%

Variable Rate Demand Note ø: 0.34%
Other securities				14,928,000	0.34

California: 1.79%

Other Municipal Debt: 0.34%
Other securities				15,000,000	0.34

Variable Rate Demand Notes ø: 1.45%
California Series A-1 PUTTER (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	5-30-2013	30,000,000	30,000,000	0.69
JPMorgan Chase PUTTER/DRIVER Trust Series 3164 (GO, JPMorgan Chase & Company LIQ) 144A	0.11	8-1-2031	4,145,000	4,145,000	0.10
Other securities				29,116,000	0.66

				63,261,000	1.45

Colorado: 0.73%

Variable Rate Demand Notes ø: 0.73%
Colorado TRAN JPMorgan Chase PUTTER/DRIVER Trust Series 4251 (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	6-27-2013	765,000	765,000	0.02
Royal Bank of Canada Municipal Products Incorporated Trust Series E-25 (Miscellaneous Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.13	11-15-2025	10,000,000	10,000,000	0.23
Other securities				21,425,000	0.48

				32,190,000	0.73

Connecticut: 0.34%

Variable Rate Demand Note ø: 0.34%
Other securities				15,000,000	0.34

District of Columbia: 0.11%

Other Municipal Debt: 0.11%
Other securities				5,000,000	0.11

Florida: 0.14%

Variable Rate Demand Notes ø: 0.14%
Hillsborough FL JPMorgan Chase PUTTER/DRIVER Trust Series 4172 (Lease Revenue, JPMorgan Chase & Company LIQ) 144A	0.14	1-1-2020	1,990,000	1,990,000	0.05

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Money Market Fund	Summary portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Variable Rate Demand Notes ø (continued)
Other securities				$3,970,000	0.09%

				5,960,000	0.14

Georgia: 0.61%

Variable Rate Demand Note ø: 0.61%
Other securities				26,815,000	0.61

Illinois: 0.27%

Variable Rate Demand Note ø: 0.27%
Other securities				11,905,000	0.27

Iowa: 0.32%

Variable Rate Demand Note ø: 0.32%
Other securities				13,940,000	0.32

Kentucky: 0.07%

Variable Rate Demand Note ø: 0.07%
Other securities				3,000,000	0.07

Maryland: 0.22%

Variable Rate Demand Note ø: 0.22%
Other securities				9,765,000	0.22

Massachusetts: 0.05%

Variable Rate Demand Note ø: 0.05%
Other securities				2,260,000	0.05

Michigan: 0.50%

Variable Rate Demand Notes ø: 0.50%
Michigan Higher Education Student Loan Series XVII Royal Bank of Canada Municipal Products Incorporated Series L (Education Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ)	0.16%	9-1-2032 to 9-1-2033	$9,000,000	9,000,000	0.20
Other securities				12,965,000	0.30

				21,965,000	0.50

Mississippi: 0.07%

Variable Rate Demand Note ø: 0.07%
Other securities				3,000,000	0.07

Nebraska: 0.23%

Variable Rate Demand Note ø: 0.23%
Other securities				9,880,000	0.23

Nevada: 0.23%

Variable Rate Demand Note ø: 0.23%
Other securities				9,905,000	0.23

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—January 31, 2013	Wells Fargo Advantage Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

New Hampshire: 0.09%

Variable Rate Demand Note ø: 0.09%
Other securities				$3,835,000	0.09%

New Jersey : 0.51%

Variable Rate Demand Notes ø: 0.51%
New Jersey Turnpike Authority Royal Bank of Canada Municipal Products Incorporated Trust Series E41 (Tax Revenue, Royal Bank of Canada LOC) 144A	0.33%	1-1-2018	$4,000,000	4,000,000	0.09
Other securities				18,200,000	0.42

				22,200,000	0.51

New Mexico: 0.14%

Variable Rate Demand Note ø: 0.14%
Other securities				5,980,000	0.14

New York: 1.68%

Variable Rate Demand Notes ø: 1.68%
JPMorgan Chase PUTTER/DRIVER Trust (Miscellaneous Revenue, AGM Insured, JPMorgan Chase & Company LIQ) 144A	0.12	10-1-2013	7,780,000	7,780,000	0.18
New York HFA (Housing Revenue) µ	0.09-0.13	5-1-2029 to 5-15-2041	48,275,000	48,275,000	1.10
PFOTER Series TNP (Various Revenue) µ144A	0.45-0.75	7-26-2013 to 1-29-2046	8,245,000	8,245,000	0.19
Other securities				9,210,000	0.21

				73,510,000	1.68

North Carolina: 0.07%

Variable Rate Demand Note ø: 0.07%
Other securities				3,000,000	0.07

Ohio: 0.34%

Variable Rate Demand Note ø: 0.34%
Other securities				14,914,000	0.34

Oregon : 0.11%

Variable Rate Demand Note ø: 0.11%
Other securities				5,000,000	0.11

Pennsylvania: 0.64%

Other Municipal Debt: 0.11%
Other securities				5,000,000	0.11

Variable Rate Demand Notes ø: 0.53%
PFOTER Series TNP-1003 (Education Revenue, Guaranteed Student Loans, Bank of America NA LIQ) 144A	0.75	6-1-2047	11,610,000	11,610,000	0.27

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Money Market Fund	Summary portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Variable Rate Demand Notes ø (continued)
Other securities				$11,600,000	0.26%

				23,210,000	0.53

Puerto Rico: 0.18%

Variable Rate Demand Note ø: 0.18%
Other securities				8,000,000	0.18

South Carolina: 0.25%

Other Municipal Debt: 0.25%
Other securities				11,001,000	0.25

South Dakota: 0.05%

Variable Rate Demand Note ø: 0.05%
Other securities				2,000,000	0.05

Tennessee: 0.96%

Variable Rate Demand Note ø: 0.96%
Other securities				42,245,000	0.96

Texas: 3.24%

Variable Rate Demand Notes ø: 3.24%
PFOTER Series TN-038 (Miscellaneous Revenue, Bank of America NA LIQ) 144A	0.29	8-1-2015	45,000,000	45,000,000	1.03
Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series E-18 (Miscellaneous Revenue, Royal Bank of Canada LOC, Royal Bank of Canada SPA) 144A	0.10	6-1-2032	8,000,000	8,000,000	0.18
Texas JPMorgan Chase PUTTER Trust Series 4262 (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12%	8-30-2013	$36,000,000	36,000,000	0.82
Other securities				52,976,006	1.21

				141,976,006	3.24

Utah: 0.06%

Variable Rate Demand Note ø: 0.06%
Other securities				2,448,000	0.06

Washington: 0.45%

Other Municipal Debt: 0.07%
Other securities				3,000,000	0.07

Variable Rate Demand Note ø: 0.38%
Other securities				16,600,000	0.38

West Virginia: 0.30%

Variable Rate Demand Notes ø: 0.30%
Other securities				13,100,000	0.30

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—January 31, 2013	Wells Fargo Advantage Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Wisconsin: 0.57%

Variable Rate Demand Note ø: 0.57%
Other securities				$25,045,000	0.57%

Total Municipal Obligations (Cost $685,838,006)				685,838,006	15.66

Other Instruments: 1.39%
Citibank NA	0.17%	2-7-2013	$20,000,000	20,000,000	0.46
Puttable Floating Option Taxable Receipts Series TNP-004 ±144A§	0.90	5-15-2051	6,570,000	6,570,000	0.15
Other securities				34,315,989	0.78

Total Other Instruments (Cost $60,885,989)				60,885,989	1.39

Other Notes: 1.68%

Corporate Bonds and Notes: 1.68%
JPMorgan Chase & Company ±	0.96	2-26-2013	5,000,000	5,001,582	0.11
Toyota Motor Credit Corporation ±	0.31-0.38	7-19-2013 to 12-9-2013	28,000,000	28,000,000	0.64
Other securities				40,710,370	0.93

Total Other Notes (Cost $73,711,952)				73,711,952	1.68

Repurchase Agreements ^^: 4.64%
Bank of Nova Scotia, dated 1-31-2013, maturity value $22,000,104 (1)	0.17	2-1-2013	22,000,000	22,000,000	0.50
Barclays Capital Incorporated, dated 1-31-2013, maturity value $12,000,053 (2)	0.16	2-1-2013	12,000,000	12,000,000	0.28
Barclays Capital Incorporated, dated 1-31-2013, maturity value $29,000,137 (3)	0.17	2-1-2013	29,000,000	29,000,000	0.66
Goldman Sachs & Company, dated 1-2-2013, maturity value $34,016,707 (4)±§(i)¢	0.29	3-4-2013	34,000,000	34,000,000	0.78
Goldman Sachs & Company, dated 1-15-2013, maturity value $12,004,640 (5)±§(i)¢	0.29	3-4-2013	12,000,000	12,000,000	0.27
GX Clarke & Company, dated 1-31-13, maturity value $14,000,101 (6)	0.26	2-1-2013	14,000,000	14,000,000	0.32
JPMorgan Securities, dated 1-31-2013, maturity value $33,004,831 (7)	0.24	2-1-2013	33,000,000	33,000,000	0.75
Royal Bank of Canada Capital Markets Incorporated, dated 1-31-2013, maturity value $20,000,089 (8)	0.16	2-1-2013	20,000,000	20,000,000	0.46
Societe Generale, dated 1-31-2013, maturity value $27,312,329 (9)	0.17	2-1-2013	27,312,200	27,312,200	0.62

Total Repurchase Agreements (Cost $203,312,200)				203,312,200	4.64

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Money Market Fund	Summary portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Treasury Debt: 1.01%
U.S. Treasury Bill (z)	0.15%	4-11-2013	$14,000,000	$13,996,109	0.32%
U.S. Treasury Bill (z)	0.15	2-21-2013	30,000,000	29,997,615	0.69

Total Treasury Debt (Cost $43,993,724)				43,993,724	1.01

Total investments in securities (Cost $4,411,947,113) *				4,411,947,113	100.75
Other assets and liabilities, net				(32,727,095)	(0.75)

Total net assets				$4,379,220,018	100.00%

±	Variable rate investment. The interest rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

µ	All or some of these obligations have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest.

§	Security is subject to a demand feature which reduces the effective maturity.

(i)	Illiquid security for which the designation as illiquid is unaudited.

¢	Represents a long-dated and extendible repurchase agreement which automatically renews on previously set terms. The maturity date represents the next put date.

^^	Collateralized by:

(1)	U.S. government securities, 2.50% to 4.00%, 5-1-2027 to 1-1-2043, fair value including accrued interest is $22,660,000.

(2)	U.S. government securities, 3.00% to 4.00%, 10-1-2041 to 2-1-2043, fair value including accrued interest is $12,360,000.

(3)	U.S. government securities, 3.00% to 5.00%, 12-1-2026 to 12-1-2042, fair value including accrued interest is $29,870,000.

(4)	Commercial papers and U.S. government securities, 0.00% to 9.25%, 2-1-2013 to 12-15-2052, fair value including accrued interest is $34,935,312.

(5)	Commercial papers and U.S. government securities, 0.00% to 9.25%, 2-1-2013 to 12-15-2052, fair value including accrued interest is $12,330,110.

(6)	U.S. government securities, 0.00% to 11.25%, 2-15-2013 to 11-15-2042, fair value including accrued interest is $14,280,033.

(7)	Commercial paper, 0.00%, 2-28-2013, fair value is $33,663,809.

(8)	U.S. government securities, 1.37% to 6.50%, 1-1-2023 to 9-1-2044, fair value including accrued interest is $20,600,000.

(9)	U.S. government securities, 2.00% to 7.50%, 3-1-2014 to 3-15-2053, fair value including accrued interest is $28,131,566.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—January 31, 2013	Wells Fargo Advantage Money Market Fund	17

Assets
Investments in unaffiliated securities, at amortized cost	$4,411,947,113
Receivable for investments sold	3,256,122
Receivable for Fund shares sold	750,581
Receivable for interest	903,337
Receivable from adviser	1,331,869
Prepaid expenses and other assets	179,015

Total assets	4,418,368,037

Liabilities
Dividends payable	46,982
Payable for investments purchased	33,982,402
Payable for Fund shares redeemed	1,985,565
Due to custodian bank	18,676
Distribution fees payable	283,080
Due to other related parties	989,113
Accrued expenses and other liabilities	1,842,201

Total liabilities	39,148,019

Total net assets	$4,379,220,018

NET ASSETS CONSIST OF
Paid-in capital	$4,383,777,275
Overdistributed net investment income	(482,582)
Accumulated net realized losses on investments	(4,074,675)

Total net assets	$4,379,220,018

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class A	$2,040,718,441
Shares outstanding – Class A	2,040,708,380
Net asset value per share – Class A	$1.00
Net assets – Class B	$14,362,424
Shares outstanding – Class B	14,362,352
Net asset value per share – Class B	$1.00
Net assets – Class C	$14,490,555
Shares outstanding – Class C	14,490,483
Net asset value per share – Class C	$1.00
Net assets – Daily Class	$1,270,170,945
Shares outstanding – Daily Class	1,270,165,019
Net asset value per share – Daily Class	$1.00
Net assets – Investor Class	$641,317,582
Shares outstanding – Investor Class	641,314,404
Net asset value per share – Investor Class	$1.00
Net assets – Service Class	$398,160,071
Shares outstanding – Service Class	398,158,244
Net asset value per share – Service Class	$1.00

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Money Market Fund	Statement of operations—year ended January 31, 2013

Investment income
Interest	$13,628,257

Expenses
Advisory fee	14,489,888
Administration fees
Fund level	2,565,899
Class A	5,746,719
Class B	503,665
Class C	34,865
Daily Class	2,793,141
Investor Class	1,602,328
Service Class	539,200
Shareholder servicing fees
Class A	6,521,073
Class B	557,971
Class C	38,750
Daily Class	3,174,024
Investor Class	1,576,775
Service Class	1,123,332
Distribution fees
Class B	1,717,040
Class C	118,857
Daily Class	3,174,024
Custody and accounting fees	220,900
Professional fees	29,226
Registration fees	9,245
Shareholder report expenses	12,743
Trustees’ fees and expenses	2,320
Other fees and expenses	36,021

Total expenses	46,588,006
Less: Fee waivers and/or expense reimbursements	(33,482,870)

Net expenses	13,105,136

Net investment income	523,121

Net realized gains on investments	292,676

Net increase in net assets resulting from operations	$815,797

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Money Market Fund	19

	Year ended January 31, 2013		Year ended January 31, 2012

Operations
Net investment income		$523,121		$703,981
Net realized gains on investments		292,676		80,715

Net increase in net assets resulting from operations		815,797		784,696

Distributions to shareholders from
Net investment income
Class A		(261,938)		(375,905)
Class B		(22,957)		(44,994)
Class C		(1,589)		(1,907)
Daily Class		(127,311)		(166,296)
Investor Class		(64,269)		(65,026)
Service Class		(45,057)		(49,853)

Total distributions to shareholders		(523,121)		(703,981)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	3,088,275,827	3,088,275,827	4,660,952,539	4,660,952,539
Class B	246,345,412	246,345,412	605,005,674	605,005,674
Class C	9,011,251	9,011,251	15,936,028	15,936,028
Daily Class	3,818,056,122	3,818,056,122	6,255,183,944	6,255,183,944
Investor Class	406,140,406	406,140,406	276,409,375	276,409,375
Service Class	2,686,456,886	2,686,456,886	2,437,493,083	2,437,493,083

		10,254,285,904		14,250,980,643

Reinvestment of distributions
Class A	254,479	254,479	365,212	365,212
Class B	22,847	22,847	44,458	44,458
Class C	1,487	1,487	1,656	1,656
Daily Class	77,252	77,252	107,591	107,591
Investor Class	52,787	52,787	52,900	52,900
Service Class	4,606	4,606	3,898	3,898

		413,458		575,715

Payment for shares redeemed
Class A	(4,157,999,375)	(4,157,999,375)	(6,460,081,692)	(6,460,081,692)
Class B	(632,698,536)	(632,698,536)	(747,072,959)	(747,072,959)
Class C	(13,433,112)	(13,433,112)	(17,011,914)	(17,011,914)
Daily Class	(4,112,855,643)	(4,112,855,643)	(6,788,474,703)	(6,788,474,703)
Investor Class	(395,582,592)	(395,582,592)	(314,677,938)	(314,677,938)
Service Class	(2,761,083,376)	(2,761,083,376)	(2,541,454,832)	(2,541,454,832)

		(12,073,652,634)		(16,868,774,038)

Net decrease in net assets resulting from capital share transactions		(1,818,953,272)		(2,617,217,680)

Total decrease in net assets		(1,818,660,596)		(2,617,136,965)

Net assets
Beginning of period		6,197,880,614		8,815,017,579

End of period		$4,379,220,018		$6,197,880,614

Overdistributed net investment income		$(482,582)		$(482,582)

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
CLASS A	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.04
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.04
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.04)
Net realized gains	0.00	0.00	0.00	0.00	(0.00)[3]	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.01%	0.01%	0.01%	0.04%	1.74%	4.48%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.80%	0.79%	0.88%	0.83%	0.81%
Net expenses	0.25%	0.26%	0.35%	0.58%	0.79%	0.76%
Net investment income	0.01%	0.01%	0.01%	0.05%	1.75%	4.37%
Supplemental data
Net assets, end of period (000s omitted)	$2,040,718	$3,110,020	$4,908,741	$5,218,601	$8,894,795	$11,659,129

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Money Market Fund	21

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
CLASS B	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.04)
Net realized gains	0.00	0.00	0.00	0.00	(0.00)[3]	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.01%	0.01%	0.01%	0.01%	1.03%	3.71%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.55%	1.56%	1.62%	1.58%	1.57%
Net expenses	0.24%	0.26%	0.35%	0.62%	1.49%	1.51%
Net investment income	0.01%	0.01%	0.01%	0.01%	1.04%	3.66%
Supplemental data
Net assets, end of period (000s omitted)	$14,362	$400,677	$542,695	$628,445	$1,238,714	$1,438,346

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
CLASS C	2013	2012	2011[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00
Total return[3]	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.51%	1.52%
Net expenses	0.25%	0.26%	0.36%
Net investment income	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$14,491	$18,910	$19,984

1.	For the period from June 30, 2010 (commencement of class operations) to January 31, 2011

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Money Market Fund	23

(For a share outstanding throughout each period)

	Year ended January 31
DAILY CLASS	2013	2012	2011[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00
Total return[3]	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.06%	1.04%
Net expenses	0.25%	0.26%	0.36%
Net investment income	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$1,270,171	$1,564,827	$2,097,990

1.	For the period from June 30, 2010 (commencement of class operations) to January 31, 2011

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
INVESTOR CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.05
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.05
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.05)
Net realized gains	0.00	0.00	0.00	0.00	(0.00)[3]	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.01%	0.01%	0.01%	0.08%	1.85%	4.60%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.84%	0.84%	0.92%	0.90%	0.94%
Net expenses	0.25%	0.26%	0.35%	0.52%	0.68%	0.65%
Net investment income	0.01%	0.01%	0.01%	0.08%	1.82%	4.50%
Supplemental data
Net assets, end of period (000s omitted)	$641,318	$630,684	$668,894	$731,932	$921,649	$926,851

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Money Market Fund	25

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2013	2012	2011[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00
Total return[3]	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.71%	0.69%
Net expenses	0.25%	0.26%	0.35%
Net investment income	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$398,160	$472,761	$576,714

1.	For the period from June 30, 2010 (commencement of class operations) to January 31, 2011

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Money Market Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Money Market Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. The repurchase agreements must be fully collateralized based on values that are marked-to- market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Advantage Money Market Fund	27

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of January 31, 2013, the Fund had pre-enactment capital loss carryforwards incurred in taxable years beginning before December 22, 2010, which are available to offset future net realized capital gains, in the amount of $4,074,675 with $3,666,389 expiring in 2017 and $408,286 expiring in 2019.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2013, all of the Fund’s investments in securities carried at fair value were designated as Level 2 since the primary inputs include credit quality of the issuer, short-term interest rates which are observable, and the use of amortized cost.

Further details on the major security types can be found in the Summary Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended January 31, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

28	Wells Fargo Advantage Money Market Fund	Notes to financial statements

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase. For the year ended January 31, 2013, the advisory fee was equivalent to an annual rate of 0.28% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C, Daily Class	0.22%
Investor Class	0.25
Service Class	0.12

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class B shares, 1.45% for Class C shares, 1.00% for Daily Class shares, 0.65% for Investor Class shares, and 0.50% for Service Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C, and Daily Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Daily Class shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Daily Class shares.

For the year ended January 31, 2013, Wells Fargo Funds Distributor, LLC received $2,217, $11,627, and $1,865 in contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each class of the Fund is charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $523,121 and $703,981 of ordinary income for the years ended January 31, 2013 and January 31, 2012, respectively.

As of January 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Capital loss carryforward
$7,725	$(4,074,675)

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Advantage Money Market Fund	29

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

30	Wells Fargo Advantage Money Market Fund	Report of Independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Advantage Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, each of the periods within the eleven month period from March 1, 2010 to January 31, 2011, and each of the years in the three-year period ended February 28, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Money Market Fund as of January 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 26, 2013

Other information (unaudited)	Wells Fargo Advantage Money Market Fund	31

TAX INFORMATION

For the fiscal year ended January 31, 2013, $391,392 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2013, 3.87% of the ordinary income distributed were derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, seven-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 136 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo

Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and

Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525

Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each

Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Money Market Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 75 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 75 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Money Market Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

215095 03-13 A306/AR306 1-13

Wells Fargo Advantage

Municipal Cash Management Money Market Fund

Annual Report

January 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of January 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Municipal Cash Management Money Market Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Municipal Cash Management Money Market Fund for the 12-month period that ended January 31, 2013. The past 12 months were marked by accommodative central bank policies, low interest rates, and regulatory uncertainty. Despite the challenges of a changing market landscape, we continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

The Federal Reserve remained focused on spurring economic growth.

Citing its dual mandate of fostering maximum employment and price stability, the Federal Reserve (Fed) reaffirmed its commitment to highly accommodative monetary policy. In addition, the Fed formally announced that exceptionally low interest rates would be appropriate at least as long as the unemployment rate remains above 6.5% and inflation remains no more than half a percentage point above its 2.0% inflation target. It also continued its quantitative easing program.

Despite aggressive monetary policy accommodation, the U.S. economic recovery remained weak compared with previous business cycles. Three forces—discretionary fiscal policy, housing market activity, and household income expectations—have not been firing on all cylinders and therefore the recovery has been tepid up to this point. Further, many households still face barriers to credit access, and businesses have been reluctant to spend in the face of economic and policy uncertainty.

Yields remained low.

Yields remained near record lows due to a combination of strong demand and limited supply of money market securities. Not only did the Fed keep its federal funds target rate near zero, but strong demand for U.S. Treasuries also contributed to low yields as investments in other areas—notably the eurozone—were seen as risky due to the weak finances of the peripheral countries and many banks. The infusions of liquidity into the European banking system did alleviate credit stresses over the course of the year as indicated by the three-month London Interbank Offered Rate (LIBOR), which fell nearly 30 basis points (bps; 100 bps equals 1.00%) by the end of December 2012, which was approximately half of what it was at the same point in 2011.

Overall supply in the money markets continued to decrease as some issuers deleveraged and others issued long-term debt to take advantage of low interest rates. As of December 31, 2012, U.S. government debt makes up the vast majority of the money market supply. Treasuries, agencies, and repurchase agreements comprise more than 75% of the money market supply. Prime instruments make up only 22% of the total, and nearly three-quarters of those securities were issued by foreign entities.

Despite interest rates remaining low, these rates have not been a death knell for the money market industry. Investors are involved in this sector for complex reasons, and yield has been but one component driving their investment choices. More often, relative safety, diversification, and liquidity have been higher-value propositions to these investors, factors that were not diminished by Fed policy or technical developments.

Letter to shareholders (unaudited)	Wells Fargo Advantage Municipal Cash Management Money Market Fund	3

Money market regulations remained under review.

Regulators remained concerned about potential systemic risk from money market funds in the event of another financial crisis and sought further revisions to money market fund regulations in order to mitigate that risk. In August 2012, however, former-SEC Chairman Mary Schapiro issued a statement indicating that, in light of the stated positions of a majority of the SEC commissioners, the SEC would not call a vote on a proposal to modify money market fund regulations. In November 2012, the Financial Stability Oversight Council (FSOC) proposed additional regulations to the SEC in an attempt to address any perceived risk that investors may redeem en masse, or run, from money market funds in response to market distress. These proposed measures included requiring money market funds to maintain a floating-rate net asset value, withhold a minimum balance at risk from redeeming shareholders, and/or maintain capital buffers. As of January 31, 2013, the FSOC was reviewing comment letters from the public, including ourselves (Wells Fargo Funds Management, LLC), regarding its proposals. As we gain clarity in the coming months regarding potential changes to the regulation of money market funds, we will provide further communications to you about them.

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs. Our focus on preservation of capital and liquidity is the basis of our investment philosophy. We are proud of our comprehensive lineup of prime, government, and tax-exempt money market funds.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs.

4	Wells Fargo Advantage Municipal Cash Management Money Market Fund	Money market overview (unaudited)

Overview

It was another case of déjà vu during the 12-month period that ended January 31, 2013, as the municipal money markets continued to contend with the complexities of the low absolute-yield environment that has existed as a result of the Federal Reserve’s (Fed’s) long-standing easy monetary policy. The lack of supply of tax-exempt money market-eligible paper, particularly in the form of variable-rate demand notes (VRDNs), continues to be a challenge for fund managers. Supply has steadily contracted as budget-conscious municipal issuers have been reluctant to add debt to their balance sheets and have lengthened the term of their debt profiles in order to take advantage of historically low rates. Although assets in municipal money market funds gradually contracted over the period, demand from nontraditional crossover investors has remained strong, particularly in the overnight and weekly floating-rate space. This combination of low supply and steady overall demand resulted in consistently low yields throughout the municipal money market spectrum during the period.

In the short end of the curve, new issuance of VRDNs remained at multi-year lows, falling roughly 6.0% to approximately $13.5 billion during the period. The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index1, an index of seven-day VRDNs, had an average yield of 0.17% during the 12-month period, unchanged from the prior 12-month period. The index began the period at a low of 0.08% as typically heavy demand from January coupon and maturity cash pushed rates lower. The index rose to its period high of 0.26% on April 18, 2012, due to the seasonal tax-related outflows leading to softness in demand from municipal money market funds. Then the index began a slow and steady descent from its tax-season high as outflows from municipal money market funds moderated and demand for U.S.-based investments increased because of heightened concerns regarding credit quality in the eurozone. Accordingly, the strong influence of crossover investors in the municipal space led to a strong positive relationship between the SIFMA Municipal Swap Index and taxable equivalents such as the repurchase agreement (repo) rate throughout most of the period. SIFMA and repo rates began to temporarily diverge in late November 2012 as municipal money market funds began to experience inflows due, in part, to investor concerns pertaining to the fiscal cliff. This unforeseen cash inflow, coupled with more new cash inflows in January 2013, resulted in an increase in demand that pushed the SIFMA Municipal Swap Index back to low single digits, ultimately resetting at the 0.08% level on January 9, 2013.

The municipal yield curve remained generally flat, with high-grade municipal commercial paper (CP) tracking changes in variable rates throughout the period. As redemption pressures subsided, CP yields began to drift lower, settling into the mid-teens to upper teens through the summer and fall of 2012. As we observed in the variable-rate space, the additional cash inflows during the November–December 2012 period pushed CP yields back down to levels seen at the beginning of the period. Meanwhile, in the one-year space, levels on high-grade municipal notes continued to compress, with rates settling in the 0.18% to 0.22% range throughout the period after averaging roughly 0.27% in the previous period. Primary issuance in the note markets was generally flat for the period, and large cash-flow offerings from benchmark issuers, such as California ($10 billion) and Texas ($9.8 billion), were easily absorbed by the market.

Our primary objectives remained liquidity and stability of principal. Accordingly, we emphasized short-term, liquid securities, such as variable-rate notes, as the core of our portfolio holdings. We were highly selective in longer-dated investments due to the low absolute yields available in the market and took a conservative approach in terms of maturity. We opportunistically invested in CP, floating-rate notes, and cash-flow notes issued by high-grade municipalities, which also enhanced portfolio diversification.

Strategic outlook

Looking ahead to the next fiscal year, we anticipate that many of the challenges that municipal money market funds have faced in the past few years—low interest rates, diminished supply, and uncertainty surrounding regulatory and fiscal policy—will persist. Regulators continue to discuss the potential for further changing the standards and practices for money market funds beyond those already implemented, and while the passage of the American Taxpayer Relief Act of 2012 allowed us to temporarily avoid the fiscal cliff, many complex issues surrounding spending sequestration and the continuing resolution of our financial challenges have yet to be resolved. We will closely monitor the outcomes of these developments for any impacts to the municipal market. While it is hard to predict how these negotiations will ultimately play out, it is almost certain that the Fed’s commitment to low interest rates should continue to act as a cap on yields in the municipal money markets in the near future. While we are encouraged by the recent improvement in the U.S. economy and overall market sentiment, a strategy oriented toward principal preservation and liquidity remains our focus.

1.	The SIFMA Municipal Swap Index, produced by Municipal Market Data (MMD), is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations from MMD’s extensive database. You cannot invest directly in an index.

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6	Wells Fargo Advantage Municipal Cash Management Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from regular federal income tax, while preserving capital and liquidity.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

David D. Sylvester

James Randazzo

Average annual total returns1 (%) as of January 31, 2013

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Administrator Class (WUCXX)	7-9-2010	0.05	0.59	1.46	0.36	0.30
Institutional Class (EMMXX)	11-20-1996	0.08	0.61	1.47	0.24	0.20
Service Class (EISXX)	11-25-1996	0.05	0.47	1.28	0.53	0.45

Fund yield summary[3] (%) as of January 31, 2013	Administrator Class	Institutional Class	Service Class
7-day current yield	0.01	0.01	0.01
7-day compound yield	0.01	0.01	0.01
30-day simple yield	0.01	0.01	0.01
30-day compound yield	0.01	0.01	0.01

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available at the Fund’s website – wellsfargoadvantagefunds.com.

Each class is sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectuses.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. A portion of the Fund’s income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT).

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Municipal Cash Management Money Market Fund	7

Sector distribution[4] as of January 31, 2013

Effective maturity distribution[5] as of January 31, 2013

Weighted average maturity[6] as of January 31, 2013
20 days

Weighted average final maturity[7] as of January 31, 2013
20 days

1.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, and has not been adjusted to include the higher expenses applicable to the Administrator Class shares. If these expenses had been adjusted, returns would be lower. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Institutional Municipal Money Market Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 11, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been (0.37)%, (0.25)%, and (0.54)% for Administrator Class, Institutional Class, and Service Class, respectively.

4.	Sector distribution is subject to change and is calculated based on the total investments of the Fund.

5.	Effective maturity distribution is subject to change and is calculated based on the total investments of the Fund.

6.	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes.

7.	Weighted Average Final Maturity (WAFM): WAFM is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAFM allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAFM is a way to measure a fund’s potential sensitivity to credit spread changes.

8	Wells Fargo Advantage Municipal Cash Management Money Market Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2012 to January 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2012	Ending account value 1-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Administrator Class
Actual	$1,000.00	$1,000.40	$1.06	0.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.08	$1.07	0.21%
Institutional Class
Actual	$1,000.00	$1,000.51	$0.96	0.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	$0.97	0.19%
Service Class
Actual	$1,000.00	$1,000.40	$1.06	0.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.08	$1.07	0.21%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Municipal Cash Management Money Market Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 100.43%

Alabama: 0.26%

Variable Rate Demand Note ø: 0.26%
Chatom AL IDA Board Gulf Opportunity Zone Power South Energy Cooperative Projects Series 2011 (IDR)	0.25%	8-1-2041	$4,500,000	$4,500,000

Alaska: 0.58%

Variable Rate Demand Note ø: 0.58%
Alaska Student Loan Corporation Series B-1 (Education Revenue, State Street Bank & Trust Company LOC, Guaranteed Student Loans)	0.37	12-1-2043	10,000,000	10,000,000

Arizona: 0.37%

Other Municipal Debt: 0.37%
Phoenix AZ Civic Improvement Corporation Series 2012-A (Miscellaneous Revenue)	0.15	3-6-2013	6,400,000	6,400,000

Arkansas: 1.20%

Variable Rate Demand Notes ø: 1.20%
Arkansas Development Finance Authority Stratton Seed Company Project (IDR, Bank of America NA LOC)	0.29	3-1-2014	600,000	600,000
Pulaski County AR HCFR Catholic Healthcare Series 2000-B (Health Revenue, U.S. Bank NA SPA)	0.11	12-1-2028	20,000,000	20,000,000

				20,600,000

California: 10.48%

Other Municipal Debt: 0.91%
California Tax-Exempt Commercial Paper Series 2011-A-2 (GO)	0.17	3-5-2013	3,600,000	3,600,000
Golden State Tobacco Securitization Corporation California Tobacco Settlement Series 2003-A-1 (Tobacco Revenue) §	6.75	6-1-2039	4,035,000	4,121,897
Los Angeles County CA Schools Pooled Financing Program TRAN Series B2(Miscellaneous Revenue)	2.00	11-29-2013	2,700,000	2,734,784
Los Angeles County CA Schools Pooled Financing Program TRAN Series B3(Miscellaneous Revenue)	2.00	11-29-2013	1,000,000	1,013,296
Los Angeles County CA TRAN Series B (Miscellaneous Revenue)	2.00	3-29-2013	2,100,000	2,105,898
San Diego CA School District TRAN Series B-2 (Education Revenue)	2.00	4-30-2013	2,000,000	2,008,176

				15,584,051

Variable Rate Demand Notes ø: 9.57%
ABAG Finance Authority for Nonprofit Corporation California MFHR Acton Courtyard Series A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	4-1-2037	1,300,000	1,300,000
ABAG Finance Authority for Nonprofit Corporation California MFHR Fine Arts Building Projects Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	7-15-2035	100,000	100,000
Anaheim CA Housing Authority Cobblestone Apartments Series B (Housing Revenue, FNMA Insured, FNMA LIQ)	0.13	3-15-2033	3,580,000	3,580,000

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Municipal Cash Management Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
California CDA Gas Supply Series 2010 (Utilities Revenue, Royal Bank of Canada SPA)	0.09%	11-1-2040	$19,500,000	$19,500,000
California CDA Grande Apartments Series TT (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	12-15-2034	1,925,000	1,925,000
California CDA Health Facilities Community Hospital of the Monterey Peninsula Series 2011-B (Hospital Revenue, U.S. Bank NA LOC)	0.08	6-1-2033	3,700,000	3,700,000
California CDA MFHR Canyon Country Apartments Series M (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	12-1-2034	200,000	200,000
California CDA MFHR PUTTER Series 2680 (Housing Revenue, JPMorgan Chase & Company LOC)	0.17	5-15-2018	6,750,000	6,750,000
California CDA Oakmont Senior Living Series Y (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	8-1-2031	14,340,000	14,340,000
California CDA PUTTER Series 2681 (Miscellaneous Revenue, JPMorgan Chase & Company LOC)	0.24	5-15-2018	7,300,000	7,300,000
California HFA Home Mortgage Series M (Housing Revenue, FNMA LOC)	0.10	8-1-2034	10,300,000	10,300,000
California HFFA Catholic Healthcare West Series H (Health Revenue, Sumitomo Mitsui Banking LOC)	0.09	7-1-2035	13,400,000	13,400,000
California HFFA Catholic Healthcare West Series I (Health Revenue, Mizuho Corporate Bank LOC)	0.09	7-1-2035	16,800,000	16,800,000
California HFFA St. Joseph Health System Series C (Health Revenue, Northern Trust Company LOC)	0.10	7-1-2041	6,100,000	6,100,000
California PCFA Burney Forest Project (Resource Recovery Revenue, Union Bank of California LOC)	0.12	9-1-2020	10,600,000	10,600,000
California Series A-1 PUTTER (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	5-30-2013	1,300,000	1,300,000
FHLMC Series M002 Class A (Housing Revenue)	0.16	1-15-2047	4,305,045	4,305,045
FHLMC Series M008 Class A (Housing Revenue)	0.16	2-15-2035	19,385,663	19,385,664
Los Angeles County CA CDA MFHR Met Apartments Project (Housing Revenue, FNMA Insured, FNMA LIQ)	0.08	12-15-2024	635,000	635,000
Modesto CA MFHR Live Oak Apartments Project (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	9-15-2024	3,925,000	3,925,000
Sacramento County CA Housing Authority Arlington Creek Apartment Series I (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	5-15-2034	7,700,000	7,700,000
San Jose CA MFHR Raintree Apartments Series A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.11	2-1-2038	10,600,000	10,600,000

				163,745,709

Colorado: 0.66%

Variable Rate Demand Notes ø: 0.66%
Arapahoe County CO Cottrell Printing Project (IDR, KeyBank NA LOC)	0.25	10-1-2019	2,000,000	2,000,000
Colorado HFA Series B-3 (Housing Revenue, Royal Bank of Canada SPA)	0.13	5-1-2038	9,300,000	9,300,000

				11,300,000

Connecticut: 0.76%

Variable Rate Demand Notes ø: 0.76%
Connecticut HFA AMT Housing Mortgage Finance Sub Series D-3 (Housing Revenue, Bank of Tokyo-Mitsubishi SPA)	0.12	5-15-2033	8,955,000	8,955,000
Connecticut Innovations Incorporated Project Series 2012 (Utilities Revenue, TD Bank NA LOC)	0.09	12-1-2039	4,000,000	4,000,000

				12,955,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Municipal Cash Management Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Delaware: 4.89%

Variable Rate Demand Notes ø: 4.89%
Clipper Tax-Exempt Certified Trust Series 2004-10 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.25%	12-1-2035	$1,813,000	$1,813,000
Clipper Tax-Exempt Certified Trust Series 2005-30 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.25	6-1-2038	8,035,000	8,035,000
Clipper Tax-Exempt Certified Trust Series 2005-31 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.25	1-1-2036	6,745,000	6,745,000
Clipper Tax-Exempt Certified Trust Series 2006-02 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.25	10-1-2036	9,310,000	9,310,000
Clipper Tax-Exempt Certified Trust Series 2006-06 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.25	7-1-2037	5,256,000	5,256,000
Clipper Tax-Exempt Certified Trust Series 2006-10 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.25	9-1-2013	830,000	830,000
Clipper Tax-Exempt Certified Trust Series 2007-40 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.25	7-1-2036	2,037,000	2,037,000
Clipper Tax-Exempt Certified Trust Series 2009-54 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.15	2-15-2028	42,242,000	42,242,000
Delaware Housing Authority ROC RR-II-R-1165 (Housing Revenue, GNMA/FNMA/FHLMC Insured, Citibank NA LIQ)	0.35	1-1-2016	7,365,000	7,365,000

				83,633,000

District of Columbia: 0.41%

Variable Rate Demand Note ø: 0.41%
Metropolitan Washington DC Airports Authority Sub Series D-1 (Airport Revenue, TD Bank NA LOC)	0.08	10-1-2039	7,000,000	7,000,000

Florida: 6.54%

Other Municipal Debt: 1.51%
JEA Florida Electric System Series 2000-A (Utilities Revenue)	0.13	2-21-2013	4,205,000	4,205,000
JEA Florida Electric System Series 2000-F-1 (Utilities Revenue)	0.15	2-14-2013	4,750,000	4,750,000
JEA Florida Electric System Series 2000-F-2 (Utilities Revenue)	0.12	2-13-2013	10,100,000	10,100,000
JEA Florida Electric System Series 2008-C-3 (Utilities Revenue)	0.15	3-6-2013	6,815,000	6,815,000

				25,870,000

Variable Rate Demand Notes ø: 5.03%
Alachua County FL HFA MFHR University Cove Apartments Project (Housing Revenue, FNMA Insured, FNMA LIQ)	0.12	6-15-2034	5,470,000	5,470,000
Duval County FL HFA Mortgage Camri Green Apartments (Housing Revenue, FNMA Insured, FNMA LIQ)	0.12	11-15-2036	6,700,000	6,700,000
Florida HFA Vizcaya Villas Project Series 1996-M (Housing Revenue, Royal Bank of Canada LIQ) 144A	0.14	7-25-2015	5,475,000	5,475,000
Florida Housing Finance Corporation Brook Haven Apartments Multi-Family Mortgage Project Series 2006-H (Miscellaneous Revenue, FNMA Insured, FNMA LIQ)	0.12	4-15-2039	6,295,000	6,295,000
Greater Orlando FL Aviation Authority Flight Safety Project Series A (Airport Revenue)	0.09	10-1-2023	4,000,000	4,000,000
Highlands County FL Health Facilities Authority Adventist Health System Sunbelt Obligated Group Series 2012-I-1 (Health Revenue)	0.08	11-15-2026	2,500,000	2,500,000
Jacksonville FL HFA MFHR Christine Cove Apartments (Housing Revenue, California Bank & Trust LOC)	0.14	9-15-2038	1,440,000	1,440,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Municipal Cash Management Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Liberty County FL IDA Georgia Pacific Corporation Project (IDR, Scotia Bank LOC)	0.10%	10-1-2028	$5,000,000	$5,000,000
Miami-Dade County FL IDA Reflectone Incorporated Project Series 2000-A (IDR, Royal Bank of Canada LOC)	0.13	3-1-2024	10,600,000	10,600,000
Orange County FL HFA Landings on Millenia Boulevard Apartments Project Series 2002-A (Housing Revenue, FNMA LOC)	0.13	8-15-2035	7,060,000	7,060,000
Orange County FL HFA MFHR Marbella Pointe Series 2007-A (Housing Revenue, FHLB LOC, JPMorgan Chase & Company LIQ)	0.13	4-15-2040	7,650,000	7,650,000
Orlando FL Utilities Commission Series A (Utilities Revenue) (i)	0.21	10-1-2027	6,745,000	6,745,000
Tampa FL Baycare Health System Series B (Health Revenue)	0.20	11-15-2033	1,000,000	1,000,000
West Palm Beach FL Utilities Systems Series 2008-C (Water & Sewer Revenue, AGM Insured, JPMorgan Chase & Company SPA)	0.45	10-1-2038	16,000,000	16,000,000

				85,935,000

Georgia: 0.37%

Variable Rate Demand Notes ø: 0.37%
Atlanta GA Housing Authority Villages at Carver Project (Housing Revenue, FNMA Insured, FNMA LIQ)	0.12	12-15-2039	3,425,000	3,425,000
Fulton County GA Development Authority Shepherd Center Incorporated Project Series 2009 (Health Revenue, FHLB LOC)	0.08	9-1-2035	1,620,000	1,620,000
Gwinnet County GA Development Authority Ole Mexican Foods Incorporated Project (IDR, Branch Banking & Trust LOC)	0.15	5-1-2031	1,320,000	1,320,000

				6,365,000

Illinois: 3.59%

Other Municipal Debt: 0.21%
Illinois Department of Employment Insurance Fund Series 2012-A (Miscellaneous Revenue)	2.00	6-15-2013	3,500,000	3,522,009

Variable Rate Demand Notes ø: 3.38%
Chicago IL Enterprise Center Project Series IX (IDR, Bank of America NA LOC)	0.24	6-1-2022	3,146,000	3,146,000
Chicago IL Enterprise Center Project Series X (IDR, LaSalle Bank NA LOC)	0.24	6-1-2022	4,300,000	4,300,000
Chicago IL Midway Airport 2nd Lien Series C-1 (Airport Revenue, Bank of Montreal LOC)	0.12	1-1-2035	19,015,000	19,015,000
Illinois Educational Facilities Authority The Adler Planetarium (Miscellaneous Revenue, PNC Bank NA LOC)	0.11	4-1-2031	3,300,000	3,300,000
Illinois Finance Authority Advocate Health Care Network Series 2011-B (Health Revenue) (i)	0.22	4-1-2051	5,000,000	5,000,000
Illinois Housing Development Authority Homeowner Mortgage Series A3 (Housing Revenue, FHLB SPA)	0.11	8-1-2035	20,000,000	20,000,000
Southwestern Illinois IDA Mattingly Lumber Project Series 2005-A (IDR, First Bank LOC)	0.25	12-1-2035	3,080,000	3,080,000

				57,841,000

Indiana: 1.79%

Variable Rate Demand Notes ø: 1.79%
Gary IN Grant Street Project (IDR, JPMorgan Chase & Company LOC)	0.18	7-1-2034	5,555,000	5,555,000
Indiana Finance Authority Midwestern Disaster Relief Ohio Valley Electric Corporation Project Series C (Utilities Revenue, Bank of Nova Scotia LOC)	0.10	6-1-2040	500,000	500,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Municipal Cash Management Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Indiana HEFA ROC RR-11-R-11460 (Health Revenue, AGM Insured, Citibank NA LIQ)	0.25%	5-1-2016	$2,850,000	$2,850,000
Indiana HFFA Fayette Memorial Hospital Association Series A (Health Revenue, U.S. Bank NA LOC)	0.13	10-1-2032	4,365,000	4,365,000
Saint Joseph County IN Grace Christian Schools Project (Miscellaneous Revenue, Bank of New York Mellon LOC)	0.35	12-1-2016	725,000	725,000
Spencer County IN American Iron Oxide Company Project (IDR, Bank of Tokyo-Mitsubishi LOC)	0.30	9-1-2018	8,600,000	8,600,000
Valparaiso IN EDA Task Force Tips Incorporated Project (Miscellaneous Revenue, Harris NA LOC)	0.17	5-1-2033	8,025,000	8,025,000

				30,620,000

Iowa: 1.43%

Variable Rate Demand Notes ø: 1.43%
Iowa Finance Authority Midwestern Disaster Area Archer Daniels Midland Company Project Series 2011 (IDR)	0.17	12-1-2051	7,900,000	7,900,000
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project Series 2012 (IDR)	0.18	12-1-2050	11,400,000	11,400,000
Iowa HFA SFHR Series N (Housing Revenue, GNMA/FNMA/FHLMC Insured, FHLB SPA)	0.12	1-1-2039	4,720,000	4,720,000
Scott County IA Nichols Aluminum Recycling Project (Resource Recovery Revenue, U.S. Bank NA LOC)	0.80	6-1-2014	400,000	400,000

				24,420,000

Kansas: 0.12%

Variable Rate Demand Note ø: 0.12%
Nemaha County KS Midwest AG Services LLC Project (IDR, CoBank ACB LOC)	0.15	11-1-2020	2,070,000	2,070,000

Kentucky: 1.02%

Other Municipal Debt: 0.22%
Kentucky Rural Water Finance Corporation Public Project Series 2012-A (Water & Sewer Revenue)	1.25	2-1-2013	1,000,000	1,000,000
Kentucky Rural Water Finance Corporation Public Project Series 2012-D-1 (Miscellaneous Revenue)	1.00	10-1-2013	2,700,000	2,712,147

				3,712,147

Variable Rate Demand Notes ø: 0.80%
Kentucky EDFA Hospital Ashland Hospital Corporation Series B (Health Revenue, Branch Banking & Trust LOC)	0.11	1-1-2038	8,500,000	8,500,000
Kentucky Housing Corporation Series A PUTTER (Housing Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	7-1-2022	5,165,000	5,165,000

				13,665,000

Louisiana: 1.59%

Variable Rate Demand Notes ø: 1.59%
Ascension Parish LA BASF Corporation Project (IDR)	0.25	3-1-2025	7,900,000	7,900,000
Ascension Parish LA BASF Corporation Project (IDR)	0.25	12-1-2028	1,200,000	1,200,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Municipal Cash Management Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Lake Charles LA Harbor & Terminal District Lake Charles Clean Energy LLC Project Series 2012 (IDR)	0.19%	12-1-2042	$11,100,000	$11,100,000
Louisiana Gas & Fuels Eagle Tax-Exempt Trust Series 2012-0011 Class A (Tax Revenue, AGM Insured, Citibank NA LIQ) 144A	0.12	5-1-2036	6,000,000	6,000,000
Louisiana Series A-1 Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series O-31 (Tax Revenue, Royal Bank of Canada LIQ) 144A	0.10	5-1-2034	1,000,000	1,000,000

				27,200,000

Maine: 0.29%

Variable Rate Demand Note ø: 0.29%
Old Town ME Georgia Pacific Corporation Project (Resource Recovery Revenue, Scotia Bank LOC)	0.11	12-1-2024	5,000,000	5,000,000

Maryland: 0.68%

Variable Rate Demand Notes ø: 0.68%
Baltimore County MD Maryvale Preparatory School Facilities Project Series 2005-A (Education Revenue)	0.15	12-3-2035	970,000	970,000
Maryland CDA JPMorgan Chase PUTTER/DRIVER Trust Series 4097 (Housing Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	9-1-2014	10,705,000	10,705,000
				11,675,000

Massachusetts: 1.10%

Variable Rate Demand Notes ø: 1.10%
Massachusetts College Building Authority Series 2011 (Education Revenue, State Aid Withholding) (i)	0.19	11-1-2034	6,990,000	6,990,000
Massachusetts HEFA Tufts University Project Series N-1 (Education Revenue, U.S. Bank NA SPA)	0.12	8-15-2040	10,300,000	10,300,000
Massachusetts Industrial Finance Agency Constitution Project (Miscellaneous Revenue, TD Bank NA LOC)	0.24	6-1-2018	1,500,000	1,500,000

				18,790,000

Michigan: 4.55%

Other Municipal Debt: 0.30%
Michigan Finance Authority Series 2012-B-1 (Miscellaneous Revenue)	2.00	8-20-2013	5,000,000	5,043,644

Variable Rate Demand Notes ø: 4.25%
Michigan Higher Education Authority Student Loan Royal Bank of Canada Municipal Products Trust Incorporated Certificate Series L-33 (Education Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ)	0.16	9-1-2026	20,000,000	20,000,000
Michigan Hospital Finance Authority Ascension Health Senior Credit Group Series 2010-6 (Health Revenue) (i)	0.19	11-15-2049	5,200,000	5,200,000
Michigan Hospital Finance Authority Ascension Health Senior Credit Group Series 2010-7 (Health Revenue) (i)	0.19	11-15-2049	6,500,000	6,500,000
Michigan Hospital Finance Authority Trinity Health Credit Group Series 2011 Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series O-32 (Health Revenue, Royal Bank of Canada LIQ) 144A	0.10	6-1-2020	2,000,000	2,000,000
Michigan Housing Development Authority AMT Series C (Housing Revenue, JPMorgan Chase & Company SPA)	0.15	4-1-2042	12,130,000	12,130,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Municipal Cash Management Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Michigan Housing Development Authority AMT Series C (Housing Revenue, JPMorgan Chase & Company SPA)	0.15%	10-1-2042	$26,950,000	$26,950,000

				72,780,000

Minnesota: 3.72%

Other Municipal Debt: 0.07%
Minnesota Rural Water Finance Authority Public Project Construction Notes Series 2013 (Water & Sewer Revenue)	1.00	2-1-2014	1,100,000	1,107,657

Variable Rate Demand Notes ø: 3.65%
Dakota County MN CDA View Pointe Apartments Project Series 2007-A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.13	1-15-2038	15,865,000	15,865,000
Forest Lake MN Kilkenny Court Apartments Project Series 2008 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	8-15-2038	750,000	750,000
Minneapolis MN Minnehaha Academy Project (Education Revenue, U.S. Bank NA LOC)	0.13	5-1-2026	1,042,000	1,042,000
Minnesota Bond Securitization Trust Certificate Carleton Lofts Project Class A (Housing Revenue, U.S. Bank NA LOC)	0.25	12-1-2048	300,000	300,000
Minnesota Bond Securitization Trust Certificate Series S-1 (Miscellaneous Revenue, PNC Bank NA LOC)	0.25	2-1-2027	1,450,000	1,450,000
Minnesota Bond Securitization Trust Certificate Series S2 (Miscellaneous Revenue, PNC Bank NA LOC)	0.25	11-1-2028	2,940,000	2,940,000
Minnesota HEFAR MacAlester College Series 5-Q (Education Revenue)	0.14	3-1-2033	1,000,000	1,000,000
Minnesota HFA Residential Housing Finance Series C (Housing Revenue, Royal Bank of Canada SPA)	0.11	1-1-2035	8,635,000	8,635,000
Minnesota HFA Residential Housing Finance Series C (Housing Revenue, FHLB SPA)	0.12	7-1-2036	11,700,000	11,700,000
Minnesota HFA Residential Housing Finance Series C (Housing Revenue, FHLB LIQ)	0.12	7-1-2048	6,000,000	6,000,000
Plymouth MN At The Lake Apartments Project (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.13	8-1-2034	1,900,000	1,900,000
St. Paul MN Housing & RDA Hampden Square Apartments Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.13	6-1-2032	700,000	700,000
Stevens County MN Darnen Dairy Project (Resource Recovery Revenue, AgCountry Farm Credit Services LOC)	0.20	10-1-2031	3,800,000	3,800,000
Stevens County MN Solid Waste Disposal Riverview Dairy Project Series 2007 (Miscellaneous Revenue, AgCountry Farm Credit Services LOC)	0.20	8-1-2032	3,350,000	3,350,000
Swift County MN Solid Waste Disposal East Dublin Dairy LLP Project Series 2008 (Miscellaneous Revenue, AgCountry Farm Credit Services LOC)	0.20	4-1-2033	3,050,000	3,050,000

				62,482,000

Missouri: 1.95%

Variable Rate Demand Notes ø: 1.95%
Greene County MO Strasbourg Estates Project (Housing Revenue, U.S. Bank NA LOC)	0.17	8-1-2038	2,160,000	2,160,000
Kansas City MO IDA Ewing Marion Kauffman Foundation Series 2001 (Miscellaneous Revenue)	0.12	4-1-2027	4,700,000	4,700,000
Missouri Development Finance Board Various Ewing Marion Kauffman Foundation Project Series 2007-A (Miscellaneous Revenue)	0.12	6-1-2037	3,475,000	3,475,000

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Municipal Cash Management Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Missouri HEFA Ascension Health Series C-3 (Health Revenue)	0.10%	11-15-2039	$13,000,000	$13,000,000
Missouri HEFA Ascension Health Series C-4 (Health Revenue)	0.10	11-15-2026	3,000,000	3,000,000
Missouri Housing Development Commission Homeowner Loan Program Series C-1 Clipper Tax-Exempt Certificate Trust Series 2009-12 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.25	3-1-2038	3,365,000	3,365,000
St. Charles County MO United Handicap Services (Education Revenue, U.S. Bank NA LOC)	0.24	7-1-2023	3,675,000	3,675,000

				33,375,000

Montana: 0.26%

Variable Rate Demand Note ø: 0.26%
Clipper Tax-Exempt Certified Trust Series 2009-22 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.22	12-1-2036	4,375,000	4,375,000

Nebraska: 0.36%

Variable Rate Demand Note ø: 0.36%
Nebraska Investment Finance Authority Apple Creek Associates Project Series 1985-A (Housing Revenue, Northern Trust Company LOC)	0.21	9-1-2031	6,190,000	6,190,000

Nevada: 1.06%

Variable Rate Demand Notes ø: 1.06%
Nevada Housing Development Authority MFHR Vintage at Laughlin Apartments Project (Housing Revenue, East West Bank LOC, FHLB SPA)	0.10	4-15-2041	11,000,000	11,000,000
Reno NV Senior Lien Transportation Rail Access Corridor Project Series 2008-A (Tax Revenue, Bank of New York Mellon LOC)	0.12	6-1-2042	7,200,000	7,200,000

				18,200,000

New Hampshire: 1.00%

Variable Rate Demand Notes ø: 1.00%
Clipper Tax-Exempt Certified Trust Series 2005-03 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.22	1-1-2036	12,100,000	12,100,000
New Hampshire HEFA Dartmouth College Project Series 3069 (Education Revenue) 144A	0.08	6-1-2039	139	139
New Hampshire HEFA FHA Healthcare Issue Series 2009 JPMorgan PUTTER Series 3648 (Health Revenue, JPMorgan Chase & Company LIQ) 144A	0.20	10-1-2017	4,965,000	4,965,000

				17,065,139

New Jersey: 1.46%

Variable Rate Demand Notes ø: 1.46%
Clipper Tax-Exempt Certificate Trust Series 2009-32 Certificate Partner (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.15	1-1-2018	2,400,000	2,400,000
New Jersey EDA Natural Gas Company Series C (Utilities Revenue)	0.14	8-1-2041	17,900,000	17,900,000
New Jersey EDA Natural Gas Company Series A (Utilities Revenue)	0.12	9-1-2027	3,345,000	3,345,000
New Jersey EDA School Facilities Construction Series NN Deutsche Bank Spears Series DBE-1143X (Miscellaneous Revenue) 144A	0.17	3-1-2029	1,400,000	1,400,000

				25,045,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Municipal Cash Management Money Market Fund	17

Security name	Interest rate	Maturity date	Principal	Value

New Mexico: 1.43%

Variable Rate Demand Notes ø: 1.43%
New Mexico Educational Assistance Foundation Series A-1 (Education Revenue, Royal Bank of Canada LOC, Guaranteed Student Loans)	0.12%	4-1-2034	$8,385,000	$8,385,000
New Mexico Educational Assistance Foundation Series A-2 (Education Revenue, Royal Bank of Canada LOC, Guaranteed Student Loans)	0.12	4-1-2034	16,000,000	16,000,000

				24,385,000

New York: 3.58%

Other Municipal Debt: 0.26%
Metropolitan Transportation Authority New York BAN Series CP-2 Sub Series A (Transportation Revenue)	0.21	3-6-2013	4,500,000	4,500,000

Variable Rate Demand Notes ø: 3.32%
Clipper Tax-Exempt Certified Trust Series 2009-85 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ) 144A	0.25	9-1-2034	3,185,000	3,185,000
New York City NY Housing Development Corporation Las Casas Development Incorporated Project Series A (Housing Revenue, Bank of America NA LOC)	0.15	10-1-2040	1,500,000	1,500,000
New York HFA 600 West 42nd Street Series 2012-A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	5-15-2041	1,900,000	1,900,000
New York HFA Prospect Plaza Apartments Series A (Housing Revenue, Citibank NA LOC)	0.18	11-1-2039	5,275,000	5,275,000
New York HFA Rip Van Winkle House Series A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.14	11-1-2034	7,000,000	7,000,000
New York HFA ROC RR-II-R-11700 Series B (Housing Revenue, Citibank NA LIQ) 144A	0.30	5-1-2038	6,810,000	6,810,000
New York Liberty Development Corporation World Trade Center Project Series 2010-A-1 (IDR)	0.25	12-1-2050	6,000,000	6,000,000
New York Mortgage Agency Homeowner ROC RR-II-R-11704 (Housing Revenue, Citibank NA LIQ) 144A	0.35	10-1-2031	4,485,000	4,485,000
New York Mortgage Agency Homeowner Series 115 (Housing Revenue, Bank of America NA SPA)	0.11	10-1-2034	7,000,000	7,000,000
New York Mortgage Agency Homeowner Series 71 ROC RR-II-R-11706 (Housing Revenue, Citibank NA LIQ) 144A	0.35	10-1-2024	260,000	260,000
New York NY City Housing Development Corporation MFHR Ogden Avenue Apartments II Series A (Housing Revenue, FHLMC LOC, FHLMC Insured)	0.11	3-1-2038	2,500,000	2,500,000
New York NY DRIVER Trust Series 3381 (Housing Revenue, JPMorgan Chase & Company LIQ) 144A	0.16	10-1-2023	2,090,000	2,090,000
New York NY Housing Development Corporation MFHR Series C (Housing Revenue)	0.27	5-1-2045	430,000	430,000
New York NY Housing Development Corporation MFHR Series H-2 (Housing Revenue)	0.25	5-1-2041	2,150,000	2,150,000
Riverhead NY IDA Central Suffolk Hospital Project Series 2006-C (Health Revenue)	0.13	7-1-2017	1,945,000	1,945,000
Riverhead NY IDR Central Suffolk Hospital Project Series A (Health Revenue)	0.13	7-1-2031	2,140,000	2,140,000
Riverhead NY IDR Central Suffolk Hospital Project Series B (Health Revenue)	0.13	7-1-2031	2,015,000	2,015,000

				56,685,000

North Carolina: 2.97%

Variable Rate Demand Notes ø: 2.97%
North Carolina Housing Authority JPMorgan Chase PUTTER/DRIVER Trust Series 4106 (Housing Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	7-1-2015	5,260,000	5,260,000

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Municipal Cash Management Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
North Carolina Housing Finance Agency Home Ownership Series 15-C (Housing Revenue, AGM Insured, TD Bank NA SPA)	0.40%	7-1-2032	$13,905,000	$13,905,000
Raleigh-Durham NC Airport Authority JPMorgan PUTTER/DRIVER Trust Series 2012 (Airport Revenue, BHAC/FGIC Insured, JPMorgan Chase & Company LIQ)	0.15	5-1-2015	14,455,000	14,455,000
Raleigh-Durham NC Airport Authority JPMorgan PUTTER/DRIVER Trust Series 4225 (Airport Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	5-1-2016	17,160,000	17,160,000

				50,780,000

North Dakota: 3.14%

Other Municipal Debt: 1.17%
Mercer County ND PCR Basin Electric Power Cooperative Series 2009-1 (Utilities Revenue)	0.28	2-5-2013	18,100,000	18,100,000
North Dakota Water Finance Corporation Public Projects Construction Series B-1 (Miscellaneous Revenue)	0.37	7-1-2013	2,000,000	2,000,000

				20,100,000

Variable Rate Demand Notes ø: 1.97%
Mandan ND IDA Cloverdale Foods Company Project (IDR, BNC National Bank LOC)	0.30	12-1-2022	2,145,000	2,145,000
North Dakota HFA Home Mortgage Finance Program Series A (Housing Revenue, FHLB SPA)	0.11	7-1-2024	10,100,000	10,100,000
North Dakota HFA Home Mortgage Finance Program Series A (Housing Revenue, FHLB SPA)	0.11	1-1-2036	4,555,000	4,555,000
North Dakota HFA Home Mortgage Finance Program Series A (Housing Revenue, FHLB SPA)	0.12	7-1-2037	7,195,000	7,195,000
Richland County ND Recovery Zone Project Series 2010-C (IDR, CoBank ACB LOC)	0.11	11-1-2028	3,000,000	3,000,000
Trail County ND IDR American Crystal Project (Resource Recovery Revenue, CoBank ACB LOC)	0.15	9-1-2019	6,700,000	6,700,000

				33,695,000

Ohio: 2.89%

Variable Rate Demand Note ø: 2.89%
Ohio Air Quality Development Authority Andersons Marathon Ethanol LLC Project Series 2007 (Resource Recovery Revenue, CoBank ACB LOC)	0.15	9-1-2037	49,500,000	49,500,000

Other: 1.88%

Variable Rate Demand Notes ø: 1.88%
Clipper Tax-Exempt Certified Trust Series 2007-14 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.25	1-1-2038	9,455,000	9,455,000
FHLMC MFHR Series M019 Class A (Housing Revenue, FHLMC Insured)	0.14	1-15-2047	988,000	988,000
FHLMC Multi-Class Mortgage Certificates (Housing Revenue)	0.16	8-15-2045	21,642,782	21,642,782

				32,085,782

Pennsylvania: 1.91%

Variable Rate Demand Notes ø: 1.91%
Allegheny County PA IDA United Jewish Federation Project Series A (Health Revenue, PNC Bank NA LOC)	0.12	10-1-2026	2,937,000	2,937,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Municipal Cash Management Money Market Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Beaver County PA IDA Daily Corporation Project (IDR)	0.25%	9-1-2032	$2,000,000	$2,000,000
Berks County PA IDA Fleetwood Business Trust (IDR, U.S. Bank NA LOC)	0.13	5-15-2025	3,610,000	3,610,000
Butler County PA IDA Mine Safety Appliances Series B (Miscellaneous Revenue, Virginia State LOC)	0.23	5-1-2022	1,000,000	1,000,000
Central Bradford Progress Authority Pennsylvania Robert Packer Hospital Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series C-14 (Health Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10	12-1-2041	100,000	100,000
Franconia Township PA IDA Ashers Chocolate Project Series A (IDR, Commerce Bank NA LOC)	0.27	5-1-2017	985,000	985,000
Lancaster PA IDA Purple Crow Partners LLC Project (IDR, U.S. Bank NA LOC)	0.13	9-1-2026	1,700,000	1,700,000
Pennsylvania EDFA Fitzpatrick Container Company Project (IDR, PNC Bank NA LOC)	0.17	12-1-2023	1,400,000	1,400,000
Pennsylvania EDFA Ganflec Corporation Project Series E (IDR, PNC Bank NA LOC)	0.20	11-1-2019	1,900,000	1,900,000
Pennsylvania EDFA Series B1 (IDR, PNC Bank NA LOC)	0.23	5-1-2015	100,000	100,000
Pennsylvania EDFA Series B2 (IDR, PNC Bank NA LOC)	0.23	8-1-2014	200,000	200,000
Pennsylvania EDFA Series G10 (Miscellaneous Revenue, PNC Bank NA LOC)	0.17	12-1-2025	2,000,000	2,000,000
Pennsylvania EDFA Series J1 (IDR, PNC Bank NA LOC)	0.23	5-1-2015	300,000	300,000
Pennsylvania HEFA Association of Independent Colleges & University of Pennsylvania Finance Program Keystone College Project Series 2002 (Education Revenue, PNC Bank NA LOC)	0.12	5-1-2027	1,500,000	1,500,000
Pennsylvania HFA AMT Series 95-C (Housing Revenue, JPMorgan Chase & Company SPA)	0.14	4-1-2026	12,500,000	12,500,000
Philadelphia PA IDA 1100 Walnut Street Project (Health Revenue, PNC Bank NA LOC)	0.25	12-1-2014	400,000	400,000

				32,632,000

Rhode Island: 1.03%

Variable Rate Demand Note ø: 1.03%
Rhode Island Health and Educational Building Corporation Roger Williams University Project Series A (Education Revenue, U.S. Bank NA LOC)	0.10	11-15-2024	17,560,000	17,560,000

South Carolina: 1.05%

Other Municipal Debt: 0.93%
York County SC PCR Natural Rural Utilities Cooperative Finance Corporation North Carolina Electric Membership Corporation Project Series 2000 B-1 (Utilities Revenue)	0.30	3-1-2013	5,000,000	5,000,000
York County SC PCR Natural Rural Utilities Cooperative Finance Corporation North Carolina Electric Membership Corporation Project Series 2000 B-3 (Utilities Revenue)	0.30	3-1-2013	1,000,000	1,000,000
York County SC PCR Natural Rural Utilities Cooperative Finance Corporation North Carolina Electric Membership Corporation Project Series 2000-B-2 (Utilities Revenue)	0.30	3-1-2013	10,000,000	10,000,000

				16,000,000

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Municipal Cash Management Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Note ø: 0.12%
South Carolina Jobs EDA Bon Secours Health System Incorporated Series 2013 Deutsche Bank Spears Series DBE-1141 (Health Revenue) 144A	0.15%	11-1-2029	$2,000,000	$2,000,000

South Dakota: 1.91%

Variable Rate Demand Notes ø: 1.91%
Grant County SD Mill Valley LLC Project (Solid Waste Revenue, Farm Credit Services America LOC)	0.15	7-1-2037	1,600,000	1,600,000
South Dakota Housing Development Authority Homeownership Mortgage Series F (Housing Revenue, FHLB SPA)	0.12	5-1-2039	29,000,000	29,000,000
South Dakota Housing Development Authority Series C (Housing Revenue, FHLB SPA)	0.10	5-1-2037	2,000,000	2,000,000

				32,600,000

Tennessee: 0.53%

Other Municipal Debt: 0.12%
Sevier County TN Public Building Authority Public Projects Construction Interim Loan Project Series B-3 (Miscellaneous Revenue)	1.25	4-1-2013	2,000,000	2,002,576

Variable Rate Demand Note ø: 0.41%
Chattanooga TN Electric Power Board Series 2008-A JPMorgan Chase PUTTER/DRIVER Trust Series 4162 (Utilities Revenue, JPMorgan Chase & Company LIQ) 144A	0.14	9-1-2016	7,030,000	7,030,000

Texas: 16.19%

Other Municipal Debt: 1.76%
Texas PFA Commercial Paper Series 2002-B (Miscellaneous Revenue)	0.19	2-13-2013	6,800,000	6,800,000
Texas PFA Commercial Paper Series 2003 (Miscellaneous Revenue)	0.12	2-14-2013	5,090,000	5,090,000
Texas TRAN Series 2012 (Miscellaneous Revenue)	2.50	8-30-2013	18,000,000	18,235,812

				30,125,812

Variable Rate Demand Notes ø: 14.43%
Dallas TX Waterworks & Sewer System Clipper Tax-Exempt Certificate Trust 2009-52 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	10-1-2018	1,460,000	1,460,000
First Rio Grande TX Regional Water Authority Economic Development Corporation Rio Grande Valley Sugar (IDR, CoBank ACB LOC)	0.11	3-1-2032	2,900,000	2,900,000
Gulf Coast TX Waste Disposal Authority American Acryl LP Project (Resource Recovery Revenue, Bank of Tokyo-Mitsubishi LOC)	0.16	5-1-2038	14,000,000	14,000,000
Harris County TX Industrial Development Corporation Deer Park Refining LP Series 2002 (Resource Recovery Revenue)	0.14	3-1-2023	10,800,000	10,800,000
Port Arthur Navigation District Environmental Facilities BASF Corporation Project (IDR)	0.25	5-1-2033	12,900,000	12,900,000
Port Arthur Navigation District Environmental Facilities BASF Corporation Project Class A (IDR)	0.25	4-1-2037	15,000,000	15,000,000
Port Arthur Navigation District Environmental Facilities Motiva Enterprises LLC Project Sub Series 2010-D (IDR)	0.12	11-1-2040	7,800,000	7,800,000
Port Arthur Navigation District Environmental Facilities Motiva Enterprises LLC Project Sub Series 2010-D (IDR)	0.12	11-1-2040	20,800,000	20,800,000
Port Arthur Navigation District Environmental Facilities Various Refunding Motiva Enterprises LLC Project Series 2010 (IDR)	0.12	4-1-2040	15,100,000	15,100,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Municipal Cash Management Money Market Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Port Arthur Navigation District Industrial Development Corporation Total Petrochemicals USA Incorporated Project Series 2012 (IDR)	0.13%	3-1-2042	$41,500,000	$41,500,000
Port Corpus Christi TX Flint Hills Resources Project Series 2006 (Resource Recovery Revenue)	0.13	1-1-2030	16,500,000	16,500,000
Port Corpus Christi TX Flint Hills Resources Project Series A (Resource Recovery Revenue)	0.13	4-1-2028	14,000,000	14,000,000
Port Corpus Christi TX Solid Waste Disposal Flint Hills Resources Project Series 2005 (Resource Recovery Revenue)	0.13	1-1-2030	15,000,000	15,000,000
San Antonio TX Education Facilities Corporation St. Anthony Catholic High School (Education Revenue, JPMorgan Chase & Company LOC)	0.13	12-1-2023	1,610,000	1,610,000
Texas Department of Housing & Community Affairs SFHR Series A (Housing Revenue, GNMA/FNMA/FHLMC Insured, Texas Comptroller Public Accounts SPA)	0.13	9-1-2038	40,940,000	40,940,000
Texas Municipal Gas Acquisition & Supply Corporation Series 2848 (Miscellaneous Revenue, Morgan Stanley Bank LIQ)	0.40	12-15-2026	16,556,749	16,556,749

				246,866,749

Vermont: 0.57%

Variable Rate Demand Notes ø: 0.57%
Vermont HFA Series A (Housing Revenue, AGM Insured, Bank of New York Mellon SPA)	0.18	5-1-2037	4,200,000	4,200,000
Vermont HFA Series C (Housing Revenue, AGM Insured, Bank of New York Mellon SPA)	0.18	11-1-2037	5,500,000	5,500,000

				9,700,000

Virginia: 3.81%

Variable Rate Demand Notes ø: 3.81%
Alexandria VA Redevelopment & Housing Authority PFOTER Series C-2 (Miscellaneous Revenue, Royal Bank of Canada LOC, Royal Bank of Canada SPA)	0.15	1-1-2014	16,365,000	16,365,000
Chesterfield County VA IDA Super Radiator Coils Project Series A (IDR, Marshall & Ilsley Bank LOC)	0.21	4-1-2026	2,950,000	2,950,000
Fairfax County VA IDA Inova Health System Project Series C (Health Revenue) (i)	0.18	5-15-2042	7,000,000	7,000,000
FHLMC Series M020 Class A (Housing Revenue, FHLMC Insured)	0.14	11-15-2036	24,260,000	24,260,000
Norfolk VA EDA Sentara Healthcare Series 2010-B (Health Revenue) (i)	0.22	11-1-2034	5,875,000	5,875,000
Virginia State College Building Authority University of Richmond Project (Education Revenue, U.S. Bank NA SPA)	0.09	8-1-2034	8,700,000	8,700,000

				65,150,000

West Virginia: 0.39%

Variable Rate Demand Notes ø: 0.39%
West Virginia EDA Collins Hardwood Company LLC (Miscellaneous Revenue, CoBank ACB LOC)	0.15	10-1-2017	4,000,000	4,000,000
West Virginia EDA Collins Hardwood Company LLC (IDR, American AgCredit LOC)	0.15	10-1-2031	2,700,000	2,700,000

				6,700,000

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Municipal Cash Management Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin: 1.50%

Other Municipal Debt: 0.09%
Wisconsin Rural Water Construction Loan Program BAN Series 2012 (Water & Sewer Revenue)	1.00%	10-1-2013	$1,500,000	$1,506,643

Variable Rate Demand Notes ø: 1.41%
Menomonee Falls WI Mero Structures Incorporated Project (IDR, U.S. Bank NA LOC)	0.16	9-1-2021	1,310,000	1,310,000
West Bend WI Bestech Tool Corporation Project Series A (IDR, U.S. Bank NA LOC)	0.80	9-1-2019	720,000	720,000
Wisconsin Housing & EDA Series 2012-A (Housing Revenue, FHLB LIQ)	0.10	5-1-2055	7,100,000	7,100,000
Wisconsin Housing & EDA Series C (Housing Revenue, Royal Bank of Canada SPA)	0.12	9-1-2033	2,245,000	2,245,000
Wisconsin Housing & EDFA AMT Series A (Housing Revenue, FHLB SPA)	0.10	3-1-2035	12,725,000	12,725,000

				24,100,000

Wyoming: 3.16%

Variable Rate Demand Notes ø: 3.16%
Platte County WY PCR Tri-State Generation and Transmission Association Series A (IDR)	0.15	7-1-2014	25,400,000	25,400,000
Wyoming CDA AMT Series 2 (Housing Revenue, FNMA LOC, State Street Bank & Trust Company SPA)	0.12	12-1-2037	6,000,000	6,000,000
Wyoming CDA AMT Series 2 (Housing Revenue, Bank of New York Mellon SPA)	0.14	12-1-2038	9,000,000	9,000,000
Wyoming CDA AMT Series 4 (Housing Revenue, FNMA LOC, State Street Bank & Trust Company SPA)	0.12	12-1-2035	4,735,000	4,735,000
Wyoming CDA AMT Series 4 (Housing Revenue, Bank of New York Mellon SPA)	0.14	12-1-2037	2,000,000	2,000,000
Wyoming CDA AMT Series 6 (Housing Revenue, Bank of New York Mellon SPA)	0.14	12-1-2037	7,000,000	7,000,000

				54,135,000

Total Municipal Obligations (Cost $1,717,905,918)				1,717,905,918

Total investments in securities
(Cost $1,717,905,918) *	100.43%	1,717,905,918
Other assets and liabilities, net	(0.43)	(7,343,498)

Total net assets	100.00%	$1,710,562,420

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

§	Security is subject to a demand feature which reduces the effective maturity.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(i)	Illiquid security for which the designation as illiquid is unaudited

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—January 31, 2013	Wells Fargo Advantage Municipal Cash Management Money Market Fund	23

Assets
Investments in unaffiliated securities, at amortized cost	$1,717,905,918
Cash	8,103
Receivable for investments sold	1,365,016
Receivable for interest	805,943
Receivable from adviser	18,667
Prepaid expenses and other assets	21,915

Total assets	1,720,125,562

Liabilities
Dividends payable	11,339
Payable for investments purchased	8,957,652
Payable for Fund shares redeemed	382
Due to related parties	192,319
Accrued expenses and other liabilities	401,450

Total liabilities	9,563,142

Total net assets	$1,710,562,420

NET ASSETS CONSIST OF
Paid-in capital	$1,710,556,212
Accumulated net realized gains on investments	6,208

Total net assets	$1,710,562,420

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Administrator Class	$3,534,204
Shares outstanding – Administrator Class	3,534,185
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$1,566,715,621
Shares outstanding – Institutional Class	1,566,707,184
Net asset value per share – Institutional Class	$1.00
Net assets – Service Class	$140,312,595
Shares outstanding – Service Class	140,311,835
Net asset value per share – Service Class	$1.00

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Municipal Cash Management Money Market Fund	Statement of operations—year ended January 31, 2013

Investment income
Interest	$4,991,180

Expenses
Advisory fee	2,137,711
Administration fees
Fund level	1,068,855
Administrator Class	3,533
Institutional Class	1,563,376
Service Class	215,972
Shareholder servicing fees
Administrator Class	3,533
Service Class	362,650
Custody and accounting fees	82,783
Professional fees	8,404
Registration fees	51,804
Shareholder report expenses	2,128
Trustees’ fees and expenses	824
Other fees and expenses	26,524

Total expenses	5,528,097
Less: Fee waivers and/or expense reimbursements	(1,330,696)

Net expenses	4,197,401

Net investment income	793,779

Net realized gains on investments	437,654

Net increase in net assets resulting from operations	$1,231,433

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Municipal Cash Management Money Market Fund	25

	Year ended January 31, 2013		Year ended January 31, 2012

Operations
Net investment income		$793,779		$1,774,418
Net realized gains on investments		437,654		337,817

Net increase in net assets resulting from operations		1,231,433		2,112,235

Distributions to shareholders from
Net investment income
Administrator Class		(383)		(723)
Institutional Class		(775,348)		(1,827,427)
Service Class		(18,048)		(29,618)
Net realized gains
Administrator Class		(1,248)		0
Institutional Class		(567,204)		0
Service Class		(56,711)		0

Total distributions to shareholders		(1,418,942)		(1,857,768)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Institutional Class	6,969,178,814	6,969,178,814	9,313,833,219	9,313,833,219
Service Class	413,221,773	413,221,773	1,004,481,308	1,004,481,308

		7,382,400,587		10,318,314,527

Reinvestment of distributions
Administrator Class	1,631	1,631	717	717
Institutional Class	242,034	242,034	560,947	560,947
Service Class	37,820	37,820	8,327	8,327

		281,485		569,991

Payment for shares redeemed
Administrator Class	0	0	(6,094,977)	(6,094,977)
Institutional Class	(7,740,276,264)	(7,740,276,264)	(11,092,077,575)	(11,092,077,575)
Service Class	(486,346,297)	(486,346,297)	(1,103,766,077)	(1,103,766,077)

		(8,226,622,561)		(12,201,938,629)

Net decrease in net assets resulting from capital share transactions		(843,940,489)		(1,883,054,111)

Total decrease in net assets		(844,127,998)		(1,882,799,644)

Net assets
Beginning of period		2,554,690,418		4,437,490,062

End of period		$1,710,562,420		$2,554,690,418

Undistributed net investment income		$0		$0

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Municipal Cash Management Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
ADMINISTRATOR CLASS	2013	2012	2011[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]
Distribution to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net realized gains	(0.00)[2]	0.00	0.00

Total distributions to shareholders	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00
Total return[3]	0.05%	0.02%	0.03%
Ratios to average net assets (annualized)
Gross expenses	0.36%	0.36%	0.38%
Net expenses	0.22%	0.24%	0.30%
Net investment income	0.01%	0.01%	0.07%
Supplemental data
Net assets, end of period (000s omitted)	$3,534	$3,533	$9,627

1.	For the period from July 9, 2010 (commencement of class operations) to January 31, 2011

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Municipal Cash Management Money Market Fund	27

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
INSTITUTIONAL CLASS	2013	2012	2011[1,2]	2010[1]	2009[1]	2008[1,3]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.02	0.03
Net realized gains (losses) on investments	0.00 [4]	0.00 [4]	0.00 [4]	(0.00)	0.00	0.00

Total from investment operations	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.02	0.03
Distributions to shareholders from
Net investment income	(0.00)[4]	(0.00)[4]	(0.00)[4]	(0.00)[4]	(0.02)	(0.03)
Net realized gains	(0.00)[4]	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.00)[4]	(0.00)[4]	(0.00)[4]	(0.00)[4]	(0.02)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[5]	0.08%	0.05%	0.16%	0.40%	2.20%	3.49%
Ratios to average net assets (annualized)
Gross expenses	0.24%	0.24%	0.24%	0.23%	0.22%	0.21%
Net expenses	0.19%	0.19%	0.21%	0.23%	0.22%	0.21%
Net investment income	0.04%	0.06%	0.18%	0.40%	2.10%	3.44%
Supplemental data
Net assets, end of period (000s omitted)	$1,566,716	$2,337,778	$4,115,192	$4,580,024	$6,154,387	$5,671,591

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Institutional Municipal Money Market Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Institutional Municipal Money Market Fund.

2.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

3.	Year ended February 29

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Municipal Cash Management Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
SERVICE CLASS	2013	2012	2011[1,2]	2010[1]	2009[1]	2008[1,3]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.00 [4]	(0.00)	0.00 [4]	0.00 [4]	0.02	0.03
Net realized gains (losses) on investments	0.00 [4]	0.00 [4]	0.00 [4]	(0.00)	0.00	0.00

Total from investment operations	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.02	0.03
Distributions to shareholders from
Net investment income	(0.00)[4]	(0.00)[4]	(0.00)[4]	(0.00)[4]	(0.02)	(0.03)
Net realized gains	(0.00)[4]	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.00)[4]	(0.00)[4]	(0.00)[4]	(0.00)[4]	(0.02)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[5]	0.05%	0.01%	0.01%	0.20%	1.95%	3.23%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.50%	0.50%	0.48%	0.47%	0.46%
Net expenses	0.22%	0.25%	0.37%	0.44%	0.47%	0.46%
Net investment income (loss)	0.01%	(0.01)%	0.01%	0.21%	1.85%	3.16%
Supplemental data
Net assets, end of period (000s omitted)	$140,313	$213,380	$312,671	$564,325	$830,779	$732,031

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Institutional Municipal Money Market Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class IS of Evergreen Institutional Municipal Money Market Fund.

2.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

3.	Year ended February 29

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Municipal Cash Management Money Market Fund	29

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Municipal Cash Management Money Market Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

30	Wells Fargo Advantage Municipal Cash Management Money Market Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2013, all of the Fund’s investments in securities were valued using Level 2 inputs since the primary inputs include credit quality of the issuer and short-term interest rates which are observable and the use of amortized cost.

Further details on the major security types can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended January 31, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee of 0.10% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Advantage Municipal Cash Management Money Market Fund	31

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Administrator Class	0.10%
Institutional Class	0.08
Service Class	0.12

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.30% for Administrator Class shares, 0.20% for Institutional Class shares, and 0.45% for Service Class shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Service Class of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended January 31, 2013 and January 31, 2012 were as follows:

	Year ended January 31,
	2013	2012
Tax-exempt income	$793,779	$1,850,530
Ordinary income	183,898	7,238
Long-term capital gain	441,265	0

As of January 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax exempt income
$6,208	$214,749

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

32	Wells Fargo Advantage Municipal Cash Management Money Market Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Municipal Cash Management Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, each of the periods within the eleven month period from March 1, 2010 to January 31, 2011, and each of the years in the three-year period ended February 28, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Municipal Cash Management Money Market Fund as of January 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 26, 2013

Other information (unaudited)	Wells Fargo Advantage Municipal Cash Management Money Market Fund	33

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $441,265 was designated as long-term capital gain distributions for the fiscal year ended January 31, 2013.

For the fiscal year ended January 31, 2013, $183,898 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended January 31, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, seven-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Advantage Municipal Cash Management Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 136 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Municipal Cash Management Money Market Fund	35

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of the Tree Trust (non-profit corporation). Director of The American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 75 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 75 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

36	Wells Fargo Advantage Municipal Cash Management Money Market Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

215096 03-13 A307/AR307 1-13

Wells Fargo Advantage

Municipal Money Market Fund

Annual Report

January 31, 2013

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The views expressed and any forward-looking statements are as of January 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of January 31, 2013.

Equity funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Index Fund	Small Cap Value Fund
Capital Growth Fund	International Equity Fund	Small Company Growth Fund
Common Stock Fund	International Value Fund	Small Company Value Fund
Disciplined U.S. Core Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Special Mid Cap Value Fund
Diversified Equity Fund	Intrinsic World Equity Fund	Special Small Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Specialized Technology Fund
Emerging Growth Fund	Large Cap Growth Fund	Traditional Small Cap Growth Fund
Emerging Markets Equity Fund	Large Company Value Fund	Utility and Telecommunications Fund
Emerging Markets Equity Income Fund	Omega Growth Fund
Endeavor Select Fund†	Opportunity Fund†
Enterprise Fund†	Precious Metals Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Municipal Money Market Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Municipal Money Market Fund for the 12-month period that ended January 31, 2013. The past 12 months were marked by accommodative central bank policies, low interest rates, and regulatory uncertainty. Despite the challenges of a changing market landscape, we continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

The Federal Reserve remained focused on spurring economic growth.

Citing its dual mandate of fostering maximum employment and price stability, the Federal Reserve (Fed) reaffirmed its commitment to highly accommodative monetary policy. In addition, the Fed formally announced that exceptionally low interest rates would be appropriate at least as long as the unemployment rate remains above 6.5% and inflation remains no more than half a percentage point above its 2.0% inflation target. It also continued its quantitative easing program.

Despite aggressive monetary policy accommodation, the U.S. economic recovery remained weak compared with previous business cycles. Three forces—discretionary fiscal policy, housing market activity, and household income expectations—have not been firing on all cylinders and therefore the recovery has been tepid up to this point. Further, many households still face barriers to credit access, and businesses have been reluctant to spend in the face of economic and policy uncertainty.

Yields remained low.

Yields remained near record lows due to a combination of strong demand and limited supply of money market securities. Not only did the Fed keep its federal funds target rate near zero, but strong demand for U.S. Treasuries also contributed to low yields as investments in other areas—notably the eurozone—were seen as risky due to the weak finances of the peripheral countries and many banks. The infusions of liquidity into the European banking system did alleviate credit stresses over the course of the year as indicated by the three-month London Interbank Offered Rate (LIBOR), which fell nearly 30 basis points (bps; 100 bps equals 1.00%) by the end of December 2012, which was approximately half of what it was at the same point in 2011.

Overall supply in the money markets continued to decrease as some issuers deleveraged and others issued long-term debt to take advantage of low interest rates. As of December 31, 2012, U.S. government debt makes up the vast majority of the money market supply. Treasuries, agencies, and repurchase agreements comprise more than 75% of the money market supply. Prime instruments make up only 22% of the total, and nearly three-quarters of those securities were issued by foreign entities.

Despite interest rates remaining low, these rates have not been a death knell for the money market industry. Investors are involved in this sector for complex reasons, and yield has been but one component driving their investment choices. More often, relative safety, diversification, and liquidity have been higher-value propositions to these investors, factors that were not diminished by Fed policy or technical developments.

Money market regulations remained under review.

Regulators remained concerned about potential systemic risk from money market funds in the event of another financial crisis and sought further revisions to money market fund regulations in order to mitigate that risk. In August 2012, however,

Letter to shareholders (unaudited)	Wells Fargo Advantage Municipal Money Market Fund	3

former-SEC Chairman Mary Schapiro issued a statement indicating that, in light of the stated positions of a majority of the SEC commissioners, the SEC would not call a vote on a proposal to modify money market fund regulations. In November 2012, the Financial Stability Oversight Council (FSOC) proposed additional regulations to the SEC in an attempt to address any perceived risk that investors may redeem en masse, or run, from money market funds in response to market distress. These proposed measures included requiring money market funds to maintain a floating-rate net asset value, withhold a minimum balance at risk from redeeming shareholders, and/or maintain capital buffers. As of January 31, 2013, the FSOC was reviewing comment letters from the public, including ourselves (Wells Fargo Funds Management, LLC), regarding its proposals. As we gain clarity in the coming months regarding potential changes to the regulation of money market funds, we will provide further communications to you about them.

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs. Our focus on preservation of capital and liquidity is the basis of our investment philosophy. We are proud of our comprehensive lineup of prime, government, and tax-exempt money market funds.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs.

4	Wells Fargo Advantage Municipal Money Market Fund	Money market overview (unaudited)

Overview

It was another case of déjà vu during the 12-month period that ended January 31, 2013, as the municipal money markets continued to contend with the complexities of the low absolute-yield environment that has existed as a result of the Federal Reserve’s (Fed’s) long-standing easy monetary policy. The lack of supply of tax-exempt money market-eligible paper, particularly in the form of variable-rate demand notes (VRDNs), continues to be a challenge for fund managers. Supply has steadily contracted as budget-conscious municipal issuers have been reluctant to add debt to their balance sheets and have lengthened the term of their debt profiles in order to take advantage of historically low rates. Although assets in municipal money market funds gradually contracted over the period, demand from nontraditional crossover investors has remained strong, particularly in the overnight and weekly floating-rate space. This combination of low supply and steady overall demand resulted in consistently low yields throughout the municipal money market spectrum during the period.

In the short end of the curve, new issuance of VRDNs remained at multi-year lows, falling roughly 6.0% to approximately $13.5 billion during the period. The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index1, an index of seven-day VRDNs, had an average yield of 0.17% during the 12-month period, unchanged from the prior 12-month period. The index began the period at a low of 0.08% as typically heavy demand from January coupon and maturity cash pushed rates lower. The index rose to its period high of 0.26% on April 18, 2012, due to the seasonal tax-related outflows leading to softness in demand from municipal money market funds. Then the index began a slow and steady descent from its tax-season high as outflows from municipal money market funds moderated and demand for U.S.-based investments increased because of heightened concerns regarding credit quality in the eurozone. Accordingly, the strong influence of crossover investors in the municipal space led to a strong positive relationship between the SIFMA Municipal Swap Index and taxable equivalents such as the repurchase agreement (repo) rate throughout most of the period. SIFMA and repo rates began to temporarily diverge in late November 2012 as municipal money market funds began to experience inflows due, in part, to investor concerns pertaining to the fiscal cliff. This unforeseen cash inflow, coupled with more new cash inflows in January 2013, resulted in an increase in demand that pushed the SIFMA Municipal Swap Index back to low single digits, ultimately resetting at the 0.08% level on January 9, 2013.

The municipal yield curve remained generally flat, with high-grade municipal commercial paper (CP) tracking changes in variable rates throughout the period. As redemption pressures subsided, CP yields began to drift lower, settling into the mid-teens to upperteens through the summer and fall of 2012. As we observed in the variable-rate space, the additional cash inflows during the November—December 2012 period pushed CP yields back down to levels seen at the beginning of the period. Meanwhile, in the one-year space, levels on high-grade municipal notes continued to compress, with rates settling in the 0.18% to 0.22% range throughout the period after averaging roughly 0.27% in the previous period. Primary issuance in the note markets was generally flat for the period, and large cash-flow offerings from benchmark issuers, such as California ($10 billion) and Texas ($9.8 billion), were easily absorbed by the market.

Our primary objectives remained liquidity and stability of principal. Accordingly, we emphasized short-term, liquid securities, such as variable-rate notes, as the core of our portfolio holdings. We were highly selective in longer-dated investments due to the low absolute yields available in the market and took a conservative approach in terms of maturity. We opportunistically invested in CP, floating-rate notes, and cash-flow notes issued by high-grade municipalities, which also enhanced portfolio diversification.

Strategic outlook

Looking ahead to the next fiscal year, we anticipate that many of the challenges that municipal money market funds have faced in the past few years—low interest rates, diminished supply, and uncertainty surrounding regulatory and fiscal policy—will persist. Regulators continue to discuss the potential for further changing the standards and practices for money market funds beyond those already implemented, and while the passage of the American Taxpayer Relief Act of 2012 allowed us to temporarily avoid the fiscal cliff, many complex issues surrounding spending sequestration and the continuing resolution of our financial challenges have yet to be resolved. We will closely monitor the outcomes of these developments for any impacts to the municipal market. While it is hard to predict how these negotiations will ultimately play out, it is almost certain that the Fed’s commitment to low interest rates should continue to act as a cap on yields in the municipal money markets in the near future. While we are encouraged by the recent improvement in the U.S. economy and overall market sentiment, a strategy oriented toward principal preservation and liquidity remains our focus.

1.	The SIFMA Municipal Swap Index, produced by Municipal Market Data (MMD), is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations from MMD’s extensive database. You cannot invest directly in an index.

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6	Wells Fargo Advantage Municipal Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from regular federal income tax, while preserving capital and liquidity.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

David D. Sylvester

James Randazzo

Average annual total returns1 (%) as of January 31, 2013

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class A (WMUXX)	1-5-1995	0.03	0.35	1.05	0.82	0.65
Institutional Class (WMTXX)*	7-9-2010	0.07	0.47	1.26	0.43	0.20
Investor Class (WMVXX)	7-9-2010	0.03	0.44	1.25	0.85	0.64
Service Class (WMSXX)	11-2-1988	0.03	0.44	1.25	0.72	0.45
Sweep Class	6-30-2000	0.03	0.28	0.87	1.17	1.00

*	Institutional Class shares are closed to new investors.

Fund yield summary[3] (%) as of January 31, 2013	Class A	Institutional Class	Investor Class	Service Class	Sweep Class
7-day current yield	0.01	0.01	0.01	0.01	0.01
7-day compound yield	0.01	0.01	0.01	0.01	0.01
30-day simple yield	0.01	0.01	0.01	0.01	0.01
30-day compound yield	0.01	0.01	0.01	0.01	0.01

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available at the Fund’s website—wellsfargoadvantagefunds.com.

Each class is sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectuses.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. A portion of the Fund’s income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT).

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Municipal Money Market Fund	7

Sector distribution[4] as of January 31, 2013

Effective maturity distribution[5] as of January 31, 2013

Weighted average maturity[6] as of January 31, 2013
18 days

Weighted average final maturity[7] as of January 31, 2013
18 days

1.	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Service Class shares, and includes the higher expenses applicable to the Service Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Investor Class shares prior to their inception reflects the performance of the Service Class shares, and has not been adjusted to include the higher expenses applicable to the Investor Class shares. If these expenses had been adjusted, returns would be lower. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Municipal Money Market Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 11, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been (1.00%), (0.61%), (1.03%), (0.90%), and (1.35%) for Class A, Institutional Class, Investor Class, Service Class, and Sweep Class, respectively.

4.	Sector distribution is subject to change and is calculated based on the total investments of the Fund.

5.	Effective maturity distribution is subject to change and is calculated based on the total investments of the Fund.

6.	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes.

7.	Weighted Average Final Maturity (WAFM): WAFM is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAFM allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAFM is a way to measure a fund’s potential sensitivity to credit spread changes.

8	Wells Fargo Advantage Municipal Money Market Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2012 to January 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2012	Ending account value 1-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,000.27	$0.91	0.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.23	$0.92	0.18%
Institutional Class
Actual	$1,000.00	$1,000.37	$0.91	0.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.23	$0.92	0.18%
Investor Class
Actual	$1,000.00	$1,000.27	$1.01	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%
Service Class
Actual	$1,000.00	$1,000.27	$0.96	0.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	$0.97	0.19%
Sweep Class
Actual	$1,000.00	$1,000.27	$1.01	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Municipal Money Market Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.94%

Alabama: 0.55%

Variable Rate Demand Notes ø: 0.55%
Calhoun County AL Economic Development Council Southern Bag Corporation Limited Expansion Project Series 1998 (IDR, Bank of America NA LOC)	0.38%	3-1-2013	$600,000	$600,000
Chatom AL IDA Board Gulf Opportunity Zone Power South Energy Cooperative Projects Series 2011 (IDR)	0.25	8-1-2041	2,600,000	2,600,000
Mobile AL IDA Board Project Series 2006 (IDR, Whitney National Bank LOC)	0.14	8-1-2031	1,950,000	1,950,000

				5,150,000

Alaska: 0.32%

Variable Rate Demand Note ø: 0.32%
Alaska Student Loan Corporation Series B-1 (Education Revenue, State Street Bank & Trust Company LOC, Guaranteed Student Loans)	0.37	12-1-2043	3,000,000	3,000,000

Arizona: 1.60%

Other Municipal Debt: 0.38%
Phoenix AZ Civic Improvement Corporation Series 2012-A (Miscellaneous Revenue)	0.15	3-6-2013	3,500,000	3,500,000

Variable Rate Demand Notes ø: 1.22%
Maricopa County AZ IDA Solid Waste Disposal Ambian Dairy LLC Project Series 2008 (Resource Recovery Revenue, Farm Credit Services America LOC)	0.20	11-1-2033	3,600,000	3,600,000
Maricopa County AZ IDA Solid Waste Disposal Series 2006 (Resource Recovery Revenue, Farm Credit Services America LOC)	0.15	8-1-2026	2,500,000	2,500,000
Maricopa County AZ IDA Trans-Matic Manufacturing Production Project (IDR, PNC Bank NA LOC)	0.17	10-1-2026	2,760,000	2,760,000
Pinal County AZ IDA Solid Waste Disposal Feenstra Investments LLC Project Series 2002 (Resource Recovery Revenue, Farm Credit Services America LOC)	0.15	8-1-2027	1,250,000	1,250,000
Pinal County AZ IDA Solid Waste Disposal Rio Bravo Dairy Farm LLC Series 2002 (IDR, Farm Credit Services America LOC)	0.15	5-1-2027	1,250,000	1,250,000

				11,360,000

California: 6.44%

Other Municipal Debt: 0.74%
California Tax-Exempt Commercial Paper Notes Series 2011-A-2 (GO)	0.17	3-5-2013	1,800,000	1,800,000
Golden State Tobacco Securitization Corporation California Tobacco Settlement Series 2003-A-1 (Tobacco Revenue) §	6.75	6-1-2039	1,700,000	1,736,632
Los Angeles County CA Schools Pooled Financing Program TRAN Series B-2 (Miscellaneous Revenue)	2.00	11-29-2013	1,000,000	1,012,883
Los Angeles County CA Schools Pooled Financing Program TRAN Series B-3 (Miscellaneous Revenue)	2.00	11-29-2013	1,000,000	1,013,296
Los Angeles County CA TRAN Series B (Miscellaneous Revenue)	2.00	3-29-2013	1,300,000	1,303,649

				6,866,460

Variable Rate Demand Notes ø: 5.70%
Bay Area CA Toll Authority San Francisco Series D2 (Transportation Revenue, JPMorgan Chase & Company LOC)	0.06	4-1-2047	10,000,000	10,000,000
California CDA Gas Supply (Utilities Revenue, Royal Bank of Canada SPA)	0.09	11-1-2040	11,900,000	11,900,000

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Municipal Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
California CDA Olympus Park Apartments Series Y (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10%	10-15-2030	$2,200,000	$2,200,000
California HFFA Catholic Healthcare Series H (Health Revenue, Sumitomo Mitsui Banking LOC)	0.09	7-1-2035	10,000,000	10,000,000
California HFFA St. Joseph Health System Series B (Health Revenue, U.S. Bank NA LOC)	0.10	7-1-2041	5,000,000	5,000,000
California HFFA St. Joseph Health System Series C (Health Revenue, Northern Trust Company LOC)	0.10	7-1-2041	800,000	800,000
California PCFA Burney Forest Products Project A (Resource Recovery Revenue, Union Bank of California LOC)	0.12	9-1-2020	4,100,000	4,100,000
Sacramento County CA Housing Authority Arlington Creek Apartment Series I (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	5-15-2034	2,300,000	2,300,000
San Jose CA Turnleaf Apartments Series A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.12	6-1-2036	4,230,000	4,230,000
San Leandro CA Carlton Plaza Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.13	9-15-2032	2,500,000	2,500,000

				53,030,000

Colorado: 2.17%

Variable Rate Demand Notes ø: 2.17%
Colorado HFA Ready Foods Incorporated Project Series A (IDR, U.S. Bank NA LOC)	0.15	1-1-2032	3,495,000	3,495,000
Colorado HFA Series B-3 (Housing Revenue, Royal Bank of Canada SPA)	0.13	5-1-2038	10,700,000	10,700,000
Colorado HFA Worldwest LLP Project Series 1999-A (IDR, UMB Bank Colorado LOC) 144A	0.46	9-1-2023	3,095,000	3,095,000
Denver CO City & County Western Stock Show Project (IDR, U.S. Bank NA LOC)	0.17	7-1-2029	1,710,000	1,710,000
Town of Hudson CO Series A (IDR, U.S. Bank NA LOC)	0.24	11-1-2020	1,175,000	1,175,000

				20,175,000

District of Columbia: 0.40%

Variable Rate Demand Note ø: 0.40%
Metropolitan Washington DC Airport Authority Series 2855 (Airport Revenue, AGM/FGIC Insured, JPMorgan Chase & Company LIQ)	0.20	10-1-2014	3,755,000	3,755,000

Florida: 6.31%

Other Municipal Debt: 1.53%
JEA Florida Electric System Series 2000-A (Utilities Revenue)	0.13	2-21-2013	2,300,000	2,300,000
JEA Florida Electric System Series 2000-F-1 (Utilities Revenue)	0.15	2-14-2013	2,600,000	2,600,000
JEA Florida Electric System Series 2000-F-2 (Utilities Revenue)	0.12	2-13-2013	5,600,000	5,600,000
JEA Florida Electric System Series 2008-C-3 (Utilities Revenue)	0.15	3-6-2013	3,700,000	3,700,000

				14,200,000

Variable Rate Demand Notes ø: 4.78%
Alachua County FL Florida Rock Project (IDR, Bank of America NA LOC)	0.39	11-1-2022	1,850,000	1,850,000
Alachua County FL HFA MFHR University Cove Apartments Project (Housing Revenue, FNMA Insured, FNMA LIQ)	0.12	6-15-2034	1,825,000	1,825,000
Florida Housing Finance Corporation MFHR Mariner’s Cay Apartments Series 2008-M (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	12-15-2041	1,760,000	1,760,000
Greater Orlando FL Aviation Authority Flight Safety International Project Series A (Airport Revenue)	0.09	10-1-2023	1,800,000	1,800,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Municipal Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Greater Orlando FL Aviation Authority Flight Safety International Project Series A (Airport Revenue)	0.09%	10-1-2035	$6,380,000	$6,380,000
Highlands County FL Health Facilities Authority Adventist Health System Sunbelt Obligated Group Series 2012-I-1 (Health Revenue)	0.08	11-15-2026	2,800,000	2,800,000
Jacksonville FL HFA MFHR Christine Cove Apartments (Housing Revenue, California Bank & Trust LOC)	0.14	9-15-2038	1,200,000	1,200,000
Lee County FL HFA SFHR Series 2908-Z (Housing Revenue, GNMA/FNMA/FHLMC Insured, JPMorgan Chase & Company LIQ)	0.16	9-1-2015	2,520,000	2,520,000
Lee County FL HFA SFHR Series 2909-Z (Housing Revenue, GNMA/FNMA/FHLMC Insured, JPMorgan Chase & Company LIQ)	0.16	9-1-2015	2,405,000	2,405,000
Miami-Dade County FL IDA Reflectone Incorporated Project Series 2000-A (IDR, Royal Bank of Canada LOC)	0.13	3-1-2024	400,000	400,000
Orange County FL HFA MFHR Lakeside Pointe Apartments Series B (Housing Revenue, FNMA Insured)	0.13	5-15-2038	6,830,000	6,830,000
Sarasota County FL Planned Parenthood Incorporated Project (Health Revenue, Harris NA LOC)	0.13	10-1-2041	1,700,000	1,700,000
Tampa FL Baycare Health System Series B (Health Revenue)	0.20	11-15-2033	3,000,000	3,000,000
West Palm Beach FL Utilities Systems Series 2008-C (Water & Sewer Revenue, AGM Insured, JPMorgan Chase & Company SPA)	0.45	10-1-2038	10,000,000	10,000,000

				44,470,000

Georgia: 2.24%

Variable Rate Demand Notes ø: 2.24%
Atkinson & Coffee Counties GA Joint Development Authority Solid Waste Langboard Incorporated Project Series 2008 (Resource Recovery Revenue, CoBank ACB LOC)	0.15	11-1-2033	16,800,000	16,800,000
Carroll County GA Development Authority Royal Metal Products Incorporated Project Series 2007 (IDR, Branch Banking & Trust LOC)	0.17	1-18-2027	2,250,000	2,250,000
Richmond County GA Development Authority MCG Health Incorporated Project Series B (Health Revenue, Branch Banking & Trust LOC)	0.10	7-1-2037	1,755,000	1,755,000

				20,805,000

Illinois: 1.69%

Variable Rate Demand Notes ø: 1.69%
Chicago IL Enterprise Zone Gardner Gibson Project (IDR, Harris NA LOC)	0.17	7-1-2033	2,810,000	2,810,000
East Peoria IL Commercial Development Kroger Company Project Series 2003 (IDR, Bank of Nova Scotia LOC)	0.17	12-1-2013	3,125,000	3,125,000
Illinois Development Finance Authority MCL Incorporated Project (IDR, GE Capital Corporation LOC)	0.35	6-1-2017	1,575,000	1,575,000
Illinois Finance Authority Merug LLC Series B (IDR, JPMorgan Chase & Company LOC)	0.35	12-1-2018	480,000	480,000
Lake County IL Brown Paper Goods Project (IDR, JPMorgan Chase & Company LOC)	0.55	10-1-2021	915,000	915,000
Lake County IL Northpoint Association (IDR, Northern Trust Company LOC)	0.15	7-1-2029	2,600,000	2,600,000
Metropolitan Pier & Exposition Authority Illinois McCormack Expansion Project Series 2010-B-2 (Port Authority Revenue, Morgan Stanley Bank LIQ) 144A	0.13	6-15-2050	2,400,000	2,400,000
Skokie IL Economic Development Revenue Skokie Fashion Square Project Series 1984 (IDR, Bank of America NA LOC)	0.39	12-1-2014	1,850,000	1,850,000

				15,755,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Municipal Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Indiana: 1.95%

Variable Rate Demand Notes ø: 1.95%
Indiana Development Finance Authority Shelby Gravel Incorporated Project (IDR, PNC Bank NA LOC)	0.20%	10-1-2017	$1,300,000	$1,300,000
Indiana Finance Authority Midwestern Disaster Relief Ohio Valley Electric Corporation Project Series C (Utilities Revenue, Bank of Nova Scotia LOC)	0.10	6-1-2040	9,500,000	9,500,000
Indiana HFFA Fayette Memorial Hospital Association Series A (Health Revenue, U.S. Bank NA LOC)	0.13	10-1-2032	920,000	920,000
Noblesville IN Greystone Apartments Project Series B (Housing Revenue, FHLB LOC)	0.12	3-1-2041	1,470,000	1,470,000
St. Joseph County IN Midcorr Land Development LLC Project (IDR, PNC Bank NA LOC)	0.20	10-1-2023	2,270,000	2,270,000
Wabash IN Economic Development Revenue Martin Yale Industries Project Series 1998 (IDR, JPMorgan Chase & Company LOC)	0.35	9-1-2028	2,700,000	2,700,000

				18,160,000

Iowa: 2.77%

Variable Rate Demand Notes ø: 2.77%
Des Moines IA Elliot Aviation Project (Airport Revenue, U.S. Bank NA LOC)	0.13	8-1-2027	4,910,000	4,910,000
Iowa Finance Authority Interwest Project Series 2001 (IDR, CoBank ACB LOC)	0.15	11-1-2016	1,360,000	1,360,000
Iowa Finance Authority Midwestern Cargill Incorporated Project Series 2012-A (IDR)	0.12	6-1-2039	6,000,000	6,000,000
Iowa Finance Authority Midwestern Disaster Area Archer Daniels Midland Company Project Series 2011 (IDR)	0.17	12-1-2051	3,000,000	3,000,000
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project Series 2012 (IDR)	0.18	12-1-2050	5,900,000	5,900,000
Iowa Finance Authority Powerfilm Incorporated Project (IDR, Bank of America NA LOC)	0.24	6-1-2028	1,405,000	1,405,000
Iowa Higher Education Loan Authority Private Colleges St. Ambrose University (Education Revenue, Northern Trust Company LOC)	0.12	4-1-2033	2,625,000	2,625,000
Iowa Higher Education Loan Authority University of Dubuque (Education Revenue, Northern Trust Company LOC)	0.12	4-1-2035	600,000	600,000

				25,800,000

Kansas: 0.42%

Variable Rate Demand Notes ø: 0.42%
Olathe KS Insulite Glass Company Incorporated Project Series 2000 (IDR, U.S. Bank NA LOC)	0.20	6-1-2020	825,000	825,000
Olathe KS Integral Senior Living LLC Project (IDR, U.S. Bank NA LOC)	0.20	8-1-2027	3,090,000	3,090,000

				3,915,000

Kentucky: 1.02%

Other Municipal Debt: 0.14%
Kentucky Rural Water Finance Corporation Public Project Series 2012-D-1 (Miscellaneous Revenue)	1.00	10-1-2013	1,300,000	1,305,849

Variable Rate Demand Notes ø: 0.88%
Bardstown KY Industrial Building Linpac Materials Handling Project (IDR, U.S. Bank NA LOC)	0.24	10-1-2019	2,480,000	2,480,000
Jefferson County KY Industrial Building Dant Growth LLC Project Series 2002 (IDR, Stock Yards Bank & Trust LOC)	0.20	9-1-2022	2,350,000	2,350,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Municipal Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Kentucky Housing Corporation Series A PUTTER (Housing Revenue, JPMorgan Chase & Company LIQ) 144A	0.12%	7-1-2022	$1,000,000	$1,000,000
Logan County KY Solid Waste Disposal Waste Management LLC Project (Resource Recovery Revenue, PNC Bank NA LOC)	0.14	3-1-2021	1,450,000	1,450,000
Montgomery County KY Industrial Building Facilities Fineblanking Corporation Project Series 1996 (IDR, Bank of America NA LOC)	0.24	8-1-2015	930,000	930,000

				8,210,000

Louisiana: 2.39%

Variable Rate Demand Notes ø: 2.39%
Lake Charles LA Harbor & Terminal District Lake Charles Clean Energy LLC Project Series 2012 (IDR)	0.19	12-1-2042	5,800,000	5,800,000
Louisiana Gas & Fuels Eagle Tax-Exempt Trust Series 2012-0011 Class A (Tax Revenue, AGM Insured, Citibank NA LIQ) 144A	0.12	5-1-2036	3,400,000	3,400,000
Louisiana HFA Arbor Place Apartments Project Series 2008 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.15	3-1-2043	8,015,000	8,015,000
Louisiana Local Government Environmental Facilities CDA Honeywell International Incorporated Project (IDR)	0.30	12-1-2036	4,000,000	4,000,000
Louisiana Series A-1 Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series O-31 (Tax Revenue, Royal Bank of Canada LIQ) 144A	0.10	5-1-2034	1,000,000	1,000,000

				22,215,000

Maine: 0.42%

Variable Rate Demand Note ø: 0.42%
Maine Housing Authority Mortgage Purchase Program Series 2004-D-3 (Housing Revenue, State Street Bank & Trust Company SPA)	0.14	11-15-2039	3,900,000	3,900,000

Massachusetts: 1.23%

Variable Rate Demand Note ø: 1.23%
Massachusetts Development Finance Agency Cushing Academy Issue Series 2004 (Education Revenue, TD Bank NA LOC)	0.09	3-1-2034	11,450,000	11,450,000

Michigan: 3.34%

Other Municipal Debt: 0.11%
Michigan Finance Authority Series 2012-B-1 (Miscellaneous Revenue)	2.00	8-20-2013	1,000,000	1,008,729

Variable Rate Demand Notes ø: 3.23%
Green Lake Township MI Economic Development Corporation (Miscellaneous Revenue, Harris NA LOC)	0.12	6-1-2034	800,000	800,000
Michigan Higher Education Authority Student Loan Royal Bank of Canada Municipal Products Incorporated Trust Certificate Series L-33 (Education Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ)	0.16	9-1-2026	20,495,000	20,495,000
Michigan Hospital Finance Authority Ascension Health Group Series 2010-8 (Health Revenue) (i)	0.19	11-15-2049	7,100,000	7,100,000
Michigan Hospital Finance Authority Trinity Health Credit Group Series 2011 Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series O-32 (Health Revenue, Royal Bank of Canada LIQ) 144A	0.10	6-1-2020	1,000,000	1,000,000
Michigan Strategic Fund Fitz Land LLC Project (IDR, PNC Bank NA LOC)	0.20	8-1-2025	680,000	680,000

				30,075,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Municipal Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Minnesota: 5.25%

Other Municipal Debt: 0.11%
Minnesota Rural Water Finance Authority Public Project Construction Notes Series 2013 (Water & Sewer Revenue)	1.00%	2-1-2014	$1,000,000	$1,006,961

Variable Rate Demand Notes ø: 5.14%
Becker MN Plymouth Foam Incorporated Project (IDR, U.S. Bank NA LOC)	0.32	5-1-2019	1,460,000	1,460,000
Bloomington MN Refunding MFHR Norlan Partnership Series A-1 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.13	7-15-2032	5,090,000	5,090,000
Coon Rapids MN Drake Apartments Project A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.13	6-15-2038	2,755,000	2,755,000
Dakota County MN CDA View Pointe Apartments Project Series 2007-A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.13	1-15-2038	1,000,000	1,000,000
Forest Lake MN Kilkenny Court Apartments Project Series 2008 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	8-15-2038	400,000	400,000
Hennepin County MN Housing & RDA MFHR Stone Arch Apartments Project (Housing Revenue, FNMA Insured, FNMA LIQ)	0.13	4-15-2035	2,770,000	2,770,000
Hennepin County MN Housing & RDA MFHR Stone Arch Apartments Project (Housing Revenue, FNMA Insured, FNMA LIQ)	0.14	4-15-2035	30,000	30,000
Mahtomedi MN Briarcliff Manor Apartments Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.13	6-15-2038	3,645,000	3,645,000
Minneapolis MN CDA C&G Partners Project (Miscellaneous Revenue, U.S. Bank NA LOC)	0.10	12-1-2015	160,000	160,000
Minneapolis MN MacPhail Center for Music Project (Miscellaneous Revenue, U.S. Bank NA LOC)	0.13	8-1-2036	890,000	890,000
Minneapolis MN MFHR Stone Arch Apartments (Housing Revenue, FNMA Insured, FNMA LIQ)	0.13	4-15-2035	3,600,000	3,600,000
Minneapolis MN Minnehaha Academy Project (Education Revenue, U.S. Bank NA LOC)	0.13	5-1-2026	603,000	603,000
Minnesota Agriculture & EDA Como Partnership Project Series 1996 (IDR, U.S. Bank NA LOC)	0.24	5-1-2016	690,000	690,000
Minnesota Bond Securitization Trust Certificate Carleton Lofts Project Class A (Miscellaneous Revenue, U.S. Bank NA LOC)	0.25	12-1-2048	7,945,000	7,945,000
Minnesota Bond Securitization Trust Series S-1 (Miscellaneous Revenue, PNC Bank NA LOC)	0.25	2-1-2027	1,405,000	1,405,000
Minnesota HFA Residential Housing Finance Series C (Housing Revenue, Royal Bank of Canada SPA)	0.11	1-1-2035	3,295,000	3,295,000
Minnesota HFA Residential Housing Finance Series C (Housing Revenue, FHLB SPA)	0.12	7-1-2036	300,000	300,000
St. Paul MN Housing & RDA Hampden Square Apartments Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.13	6-1-2032	2,140,000	2,140,000
Stevens County MN Solid Waste Disposal Riverview Dairy Project Series 2007 (Resource Recovery Revenue, AgCountry Farm Credit Services LOC)	0.20	8-1-2032	2,650,000	2,650,000
Swift County MN Solid Waste Disposal East Dublin Dairy LLP Project Series 2008 (Resource Recovery Revenue, AgCountry Farm Credit Services LOC)	0.20	4-1-2033	6,950,000	6,950,000

				47,778,000

Mississippi: 1.56%

Variable Rate Demand Note ø: 1.56%
Mississippi Series A Clipper Tax-Exempt Certificate Trust Series 2009-60 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	2-1-2016	14,500,000	14,500,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Municipal Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Missouri: 1.13%

Variable Rate Demand Notes ø: 1.13%
Kansas City MO IDA Ewing Marion Kauffman Foundation Series 1997-A (Miscellaneous Revenue)	0.12%	4-1-2027	$2,495,000	$2,495,000
Missouri HEFA Ascension Health Series C-4 (Health Revenue)	0.10	11-15-2026	1,000,000	1,000,000
Missouri Housing Development Commission Homeowner Loan Program Series C-1 Clipper Tax-Exempt Certificate Trust Series 2009-12 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.25	3-1-2038	1,000,000	1,000,000
St. Charles County MO IDA Craftsmen Industries Project Series 1998-A (IDR, U.S. Bank NA LOC)	0.22	12-1-2019	4,170,000	4,170,000
St. Charles County MO IDA Kuenz Heating & Sheet Metal Series 2001 (IDR, U.S. Bank NA LOC)	0.27	4-1-2026	1,840,000	1,840,000

				10,505,000

Nebraska: 0.46%

Variable Rate Demand Note ø: 0.46%
Nebraska Investment Finance Authority MFHR Apple Creek Associates Project Series 1985-A (Housing Revenue, Northern Trust Company LOC)	0.21	9-1-2031	4,310,000	4,310,000

Nevada: 0.32%

Variable Rate Demand Note ø: 0.32%
Nevada Housing Division Vista Creek Apartments (Housing Revenue, East West Bank LOC)	0.10	4-15-2041	3,000,000	3,000,000

New Jersey: 2.51%

Variable Rate Demand Notes ø: 2.51%
New Jersey EDA National Gas Company Series C (Utilities Revenue)	0.14	8-1-2041	11,200,000	11,200,000
New Jersey EDA School Facilities Construction Series NN Deutsche Bank Spears Series DBE-1143X (Miscellaneous Revenue) 144A	0.17	3-1-2029	700,000	700,000
New Jersey TTFA PUTTER Series 2009-70 (Transportation Revenue, State Street Bank & Trust Company LIQ)	0.10	12-15-2023	11,400,000	11,400,000

				23,300,000

New Mexico: 0.24%

Variable Rate Demand Note ø: 0.24%
New Mexico Educational Assistance Foundation (Education Revenue, Royal Bank of Canada LOC, Guaranteed Student Loans)	0.12	4-1-2034	2,200,000	2,200,000

New York: 6.72%

Other Municipal Debt: 0.26%
Metropolitan Transportation Authority New York BAN Series 2 Sub Series A (Transportation Revenue)	0.21	3-6-2013	2,400,000	2,400,000

Variable Rate Demand Notes ø: 6.46%
Long Island Power Authority New York Series 2004-A PUTTER (Utilities Revenue, BHAC/AGM/Ambac Insured, JPMorgan Chase & Company LIQ) 144A	0.12	3-1-2014	6,305,000	6,305,000
New York Dormitory Authority Series 12 Clipper Tax-Exempt Certificate Trust Series 2009-35 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.13	11-15-2026	1,700,000	1,700,000
New York Dormitory Authority Series 14 Clipper Tax-Exempt Certificate Trust Series 2009-45 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	7-1-2025	16,220,000	16,220,000

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Municipal Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
New York HFA Prospect Plaza Apartments Series A (Housing Revenue, Citibank NA LOC)	0.18%	11-1-2039	$2,725,000	$2,725,000
New York HFA Rip Van Winkle House Series A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.14	11-1-2034	3,700,000	3,700,000
New York Liberty Development Corporation World Trade Center Project Series 2010-A-1 (IDR)	0.25	12-1-2050	3,000,000	3,000,000
New York Mortgage Agency Series 106 ROC RR-II-R-11708 (Housing Revenue, Citibank NA LIQ) 144A	0.40	10-1-2028	6,340,000	6,340,000
New York NY Housing Development Corporation MFHR Series C (Housing Revenue)	0.27	5-1-2045	210,000	210,000
New York NY Housing Development Corporation MFHR Series H-2 (Housing Revenue)	0.25	5-1-2041	1,000,000	1,000,000
New York NY Housing Development Corporation Renaissance LLC Series A (Housing Revenue, FHLMC LIQ)	0.10	6-1-2037	6,500,000	6,500,000
New York NY Municipal Water Finance Authority Series 2008-BB-3 (Water & Sewer Revenue, Royal Bank of Canada SPA)	0.09	6-15-2034	10,000,000	10,000,000
Riverhead NY IDR Central Suffolk Hospital Project Series A (Health Revenue)	0.13	7-1-2031	1,360,000	1,360,000
Riverhead NY IDR Central Suffolk Hospital Project Series B (Health Revenue)	0.13	7-1-2031	1,000,000	1,000,000

				60,060,000

North Carolina: 1.30%

Variable Rate Demand Notes ø: 1.30%
Raleigh Durham NC Airport Authority Series 4225 PUTTER (Airport Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	5-1-2016	9,400,000	9,400,000
Rockingham County NC Industrial Facilities & PCFA Innofa USA Project Series 2007 (IDR, Branch Banking & Trust LOC)	0.17	12-1-2026	2,650,000	2,650,000

				12,050,000

North Dakota: 4.60%

Other Municipal Debt: 1.14%
Mercer County ND PCR Basin Electric Power Cooperative Series 2009-1 (Utilities Revenue)	0.28	2-5-2013	9,600,000	9,600,000
North Dakota Water Finance Corporation Public Projects Construction Series B-1 (Miscellaneous Revenue)	0.37	7-1-2013	1,000,000	1,000,000

				10,600,000

Variable Rate Demand Notes ø: 3.46%
North Dakota HFA Home Mortgage Finance Program Series A (Housing Revenue, FHLB SPA)	0.11	7-1-2024	3,000,000	3,000,000
North Dakota HFA Home Mortgage Finance Program Series A (Housing Revenue, FHLB SPA)	0.11	1-1-2036	1,860,000	1,860,000
North Dakota HFA Home Mortgage Finance Program Series A (Housing Revenue, FHLB SPA)	0.12	7-1-2037	2,995,000	2,995,000
North Dakota HFA Home Mortgage Finance Program Series B (Housing Revenue, FHLB SPA)	0.12	1-1-2030	1,430,000	1,430,000
Richland County ND Recovery Zone Project Series 2010-C (IDR, CoBank ACB LOC)	0.11	11-1-2028	2,315,000	2,315,000
Traill County ND IDR American Crystal Project (Resource Recovery Revenue, CoBank ACB LOC)	0.15	9-1-2017	20,630,000	20,630,000

				32,230,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Municipal Money Market Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Ohio: 1.03%

Variable Rate Demand Notes ø: 1.03%
Allen County OH Catholic Health Partners Series B (Health Revenue)	0.09%	5-1-2036	$2,700,000	$2,700,000
Franklin County OH Lifeline Shelter Systems Project (IDR, Bank One NA LOC)	0.50	10-1-2021	940,000	940,000
Montgomery County OH Cambridge Commons Apartments A (Housing Revenue, FHLB LOC)	0.12	4-1-2038	1,145,000	1,145,000
Tuscarawas County OH Port Authority Plymouth Incorporated Project (IDR, U.S. Bank NA LOC)	0.17	8-1-2038	4,810,000	4,810,000

				9,595,000

Oklahoma: 0.84%

Variable Rate Demand Notes ø: 0.84%
Oklahoma Development Finance Authority Industrial Development Tracker Marine Project (Miscellaneous Revenue, Bank of America NA LOC)	0.29	3-1-2018	1,025,000	1,025,000
Oklahoma Turnpike Authority Series E (Transportation Revenue, JPMorgan Chase & Company SPA)	0.12	1-1-2028	6,800,000	6,800,000

				7,825,000

Oregon: 0.22%

Variable Rate Demand Note ø: 0.22%
Oregon State Health & Science University Series B-2 (Education Revenue, Union Bank NA LOC)	0.09	7-1-2042	2,000,000	2,000,000

Other: 9.10%

Variable Rate Demand Notes ø: 9.10%
Clipper Tax-Exempt Certificate Trust Series 2007-19 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.25	9-1-2039	5,901,000	5,901,000
Clipper Tax-Exempt Certificate Trust Series 2009-10 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.25	12-1-2035	1,372,000	1,372,000
Clipper Tax-Exempt Certificate Trust Series 2009-26 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.25	7-1-2037	864,000	864,000
Clipper Tax-Exempt Certificate Trust Series 2009-54 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.15	5-1-2017	18,002,000	18,002,000
FHLMC MFHR Series M019 (Housing Revenue, FHLMC Insured)	0.14	5-1-2017	17,479,000	17,479,000
FHLMC MFHR Series M021 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.14	6-15-2036	32,930,000	32,930,000
FHLMC Multi-Class Mortgage Certificates (Housing Revenue)	0.16	8-15-2045	8,116,043	8,116,043

				84,664,043

Pennsylvania: 4.96%

Variable Rate Demand Notes ø: 4.96%
Allegheny County PA Residential Finance Authority Mortgage SFHR Series 2005-SS (Housing Revenue, GNMA/FNMA Insured, PNC Bank NA SPA)	0.15	5-1-2036	2,230,000	2,230,000
Beaver County PA IDA Daily Corporation Project (IDR)	0.25	9-1-2032	6,300,000	6,300,000
Butler County PA IDA Mine Safety Appliances Series A (Miscellaneous Revenue, JPMorgan Chase & Company LOC)	0.23	5-1-2022	3,000,000	3,000,000
Central Bradford Progress Authority Pennsylvania Robert Packer Hospital Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series C-14 (Health Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10	12-1-2041	970,000	970,000

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Municipal Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Clipper Tax-Exempt Certificate Trust Series 2009-32 Certificate Partner (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.15%	1-1-2018	$7,650,000	$7,650,000
Lancaster PA IDA Purple Crow Partners LLC Project (IDR, U.S. Bank NA LOC)	0.13	9-1-2026	2,045,000	2,045,000
Manheim Township PA School District Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series E-28 (GO, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10	12-12-2014	1,955,000	1,955,000
Pennsylvania EDFA Series D-7 (IDR, PNC Bank NA LOC)	0.17	8-1-2022	1,200,000	1,200,000
Pennsylvania Housing Finance Agency Series 100-C (Housing Revenue, JPMorgan Chase & Company SPA)	0.14	4-1-2038	6,700,000	6,700,000
Pennsylvania Public School Building Authority School District of Philadelphia Project Series 2006-B (Education Revenue, State Aid Withholding, AGM Insured, JPMorgan Chase & Company LIQ) 144A	0.22	6-1-2015	3,465,000	3,465,000
Pennsylvania Turnpike Commission Series 2011-C-1 (Miscellaneous Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10	12-1-2038	9,965,000	9,965,000
Philadelphia PA School District Series A Branch Banking & Trust Municipal Trust Series 2004 (Tax Revenue, Branch Banking & Trust LOC, Branch Banking & Trust LIQ)	0.10	1-4-2029	680,000	680,000

				46,160,000

Rhode Island: 0.20%

Variable Rate Demand Note ø: 0.20%
Rhode Island Student Loan Series 3235 (Education Revenue, Guaranteed Student Loans, Morgan Stanley Bank LIQ) 144A	0.17	12-1-2023	1,855,000	1,855,000

South Carolina: 2.38%

Other Municipal Debt: 0.91%
York County SC PCR Natural Rural Utilities Cooperative Finance Corporation North Carolina Electric Membership Corporation Project Series 2000 B-1 (Utilities Revenue)	0.30	3-1-2013	2,800,000	2,800,000
York County SC PCR Natural Rural Utilities Cooperative Finance Corporation North Carolina Electric Membership Corporation Project Series 2000-B-2 (Utilities Revenue)	0.30	3-1-2013	5,600,000	5,600,000

				8,400,000

Variable Rate Demand Notes ø: 1.47%
South Carolina Educational Facilities Authority for Private Non-Profit Institutions Higher Learning Educational Facilities Spartanburg Methodist Series 2005 (Education Revenue, Branch Banking & Trust LOC)	0.13	8-1-2025	2,450,000	2,450,000
South Carolina Jobs EDA Blue Ridge Log Cabins LLC Series 2007 (IDR, Branch Banking & Trust LOC)	0.17	3-1-2032	5,645,000	5,645,000
South Carolina Jobs EDA Bon Secours Health System Incorporated Series 2013 Deutsche Bank Spears Series DBE-1141 (Health Revenue) 144A	0.15	11-1-2029	1,000,000	1,000,000
South Carolina Jobs EDA South Carolina Generating Company Incorporated Project (IDR, Branch Banking & Trust LOC)	0.14	12-1-2038	4,600,000	4,600,000

				13,695,000

Tennessee: 0.11%

Variable Rate Demand Note ø: 0.11%
Pulaski & Giles County TN Lomar Development Company Project (IDR, U.S. Bank NA LOC)	0.19	1-1-2017	1,010,000	1,010,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Municipal Money Market Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Texas: 12.14%

Other Municipal Debt: 1.68%
Texas PFA Commercial Paper Notes Series 2002-B (Miscellaneous Revenue)	0.19%	2-13-2013	$3,700,000	$3,700,000
Texas PFA Commercial Paper Notes Series 2003 (Miscellaneous Revenue)	0.12	2-14-2013	2,800,000	2,800,000
Texas TRAN Series 2012 (Miscellaneous Revenue)	2.50	8-30-2013	9,000,000	9,117,878

				15,617,878

Variable Rate Demand Notes ø: 10.46%
Brazos Harbor TX Industrial Development Corporation BASF Corporation Project (IDR)	0.22	7-1-2022	4,900,000	4,900,000
Brazos River Harbor TX Naval District BASF Corporation Project (IDR)	0.25	5-1-2036	500,000	500,000
Dallam County TX Industrial Development Corporation Economic Development Revenue Dallhart Jersey Ranch Incorporated Series 2008 (Resource Recovery Revenue)	0.14	8-1-2039	1,700,000	1,700,000
First Rio Grande TX Regional Water Authority Economic Development Corporation Rio Grande Valley Sugar (IDR, CoBank ACB LOC)	0.11	3-1-2032	1,015,000	1,015,000
Gulf Coast TX Waste Disposal Authority American Acryl LP Project (Resource Recovery Revenue, Bank of Tokyo-Mitsubishi LOC)	0.16	5-1-2038	5,000,000	5,000,000
Harris County TX Health Facilities Development Authority Hermann Healthcare Series A-1 Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series E-27 (Health Revenue, Royal Bank of Canada LOC, AGM Insured, Royal Bank of Canada LIQ) 144A	0.10	6-1-2027	1,000,000	1,000,000
Harris County TX Industrial Development Corporation Deer Park Refining LP Series 2002 (Resource Recovery Revenue)	0.14	3-1-2023	7,500,000	7,500,000
Port Arthur Navigation District Industrial Development Corporation Total Petrochemicals USA Incorporated Project Series 2011 (IDR)	0.13	6-1-2041	5,000,000	5,000,000
Port Arthur Navigation District Industrial Development Corporation Total Petrochemicals USA Incorporated Project Series 2012 (IDR)	0.13	3-1-2042	16,000,000	16,000,000
Port Corpus Christi TX Flint Hills Resources Project Series 2006 (Resource Recovery Revenue)	0.13	1-1-2030	20,500,000	20,500,000
Port Corpus Christi TX Flint Hills Resources Project Series A (Resource Recovery Revenue)	0.13	4-1-2028	5,500,000	5,500,000
Port of Port Arthur Navigation District Environmental Facilities Motiva Enterprises LLC Project Sub Series 2010-D (IDR)	0.12	11-1-2040	5,200,000	5,200,000
Port of Port Arthur Navigation District of Jefferson County Total Petrochemicals USA Incorporated Project (Resource Recovery Revenue)	0.13	3-1-2039	4,000,000	4,000,000
Port of Port Arthur Navigation District of Jefferson County Total Petrochemicals USA Incorporated Project Series 2003-C (IDR)	0.13	4-1-2027	1,000,000	1,000,000
San Marcos TX Industrial Development Corporation Butler Manufacturing Company Project (IDR, Bank of America NA LOC)	0.35	4-1-2015	6,250,000	6,250,000
Texas Municipal Gas Acquisition & Supply Corporation Series 2848 (Miscellaneous Revenue, Morgan Stanley Bank LIQ)	0.40	12-15-2026	7,727,263	7,727,263
Texas Veterans Series 2012-B (GO, Sumitomo Mitsui Banking LOC)	0.09	12-1-2042	4,500,000	4,500,000

				97,292,263

Utah: 0.17%

Variable Rate Demand Note ø: 0.17%
Juab County UT Intermountain Farmers Association Project (IDR, CoBank ACB LOC)	0.15	10-1-2021	1,600,000	1,600,000

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Municipal Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Vermont: 0.11%

Variable Rate Demand Note ø: 0.11%
Vermont Educational & Health Buildings Financing Agency North County Hospital Project Series 2007-A (Health Revenue, TD Bank NA LOC)	0.11%	10-1-2034	$1,065,000	$1,065,000

Virginia: 3.11%

Variable Rate Demand Notes ø: 3.11%
Fairfax County VA IDA Inova Health System Project Series C (Health Revenue) (i)	0.18	5-15-2042	2,000,000	2,000,000
Norfolk VA EDA Hospital Facilities Sentra Healthcare Series C (Health Revenue) (i)	0.22	11-1-2034	9,200,000	9,200,000
Salem VA IDA MFHR Oak Park Apartments Project Series 2008 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	8-15-2043	2,745,000	2,745,000
Virginia State College Building Authority (Education Revenue, U.S. Bank NA SPA)	0.09	8-1-2034	15,000,000	15,000,000

				28,945,000

Washington: 2.35%

Variable Rate Demand Notes ø: 2.35%
King County WA Sewer Series 3090 (Water & Sewer Revenue, AGM Insured) 144A	0.10	1-1-2039	14,490,000	14,490,000
Washington Finance Authority Smith Brothers Farms Incorporated Series 2001 (IDR, Northwest Farm Credit LOC)	0.15	9-1-2021	3,300,000	3,300,000
Washington Housing Finance Commission Whisperwood Apartments Project Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.12	5-15-2035	1,590,000	1,590,000
Yakima County WA Solid Waste Disposal George Deruyter & Son Project Series 2006 (Resource Recovery Revenue, Northwest Farm Credit LOC)	0.15	8-1-2026	2,500,000	2,500,000

				21,880,000

Wisconsin: 2.58%

Other Municipal Debt: 0.11%
Wisconsin Rural Water Construction Loan Program BAN Series 2012 (Water & Sewer Revenue)	1.00	10-1-2013	1,000,000	1,004,429

Variable Rate Demand Notes ø: 2.47%
Belgium WI Trimen Industries Incorporated Project Series 2006 (Miscellaneous Revenue, U.S. Bank NA LOC)	0.22	2-1-2026	3,385,000	3,385,000
Manitowoc WI CDA Regency House Project (Housing Revenue, Bank First National LOC)	0.33	11-1-2020	1,295,000	1,295,000
Newton WI Stecker Machine Company Incorporated Project Series 2001 (IDR, FHLB LOC)	0.17	9-1-2021	1,795,000	1,795,000
Sheboygan WI Alaark Manufacturing Corporation Project Series 2000 (IDR, U.S. Bank NA LOC)	0.18	12-1-2021	1,385,000	1,385,000
Sheboygan WI Vortex Liquid Color Project (IDR, Bank First National LOC)	0.13	11-1-2020	1,240,000	1,240,000
Two Rivers WI Riverside Foods Incorporated Project (IDR, Bank First National LOC)	0.14	12-1-2022	1,640,000	1,640,000
Wisconsin HEFA Aurora Health Care Incorporated Series 2012-C (Health Revenue, Bank of Montreal LOC)	0.12	7-15-2028	7,000,000	7,000,000
Wisconsin Housing & EDFA Series 2879 (Housing Revenue, JPMorgan Chase & Company LIQ)	0.17	3-1-2015	1,805,000	1,805,000
Wisconsin Housing & EDFA Zero Zone Incorporated Project Series 1999 (IDR, U.S. Bank NA LOC)	0.24	8-1-2019	3,420,000	3,420,000

				22,965,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Municipal Money Market Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Wyoming: 1.29%

Variable Rate Demand Notes ø: 1.29%
Wyoming CDA AMT Series 11 (Housing Revenue, Bank of New York Mellon SPA)	0.14%	12-1-2038	$6,000,000	$6,000,000
Wyoming CDA AMT Series 8 (Housing Revenue, Bank of New York Mellon SPA)	0.14	6-1-2038	6,000,000	6,000,000

				12,000,000

Total Municipal Obligations (Cost $929,619,612)				929,619,612

Total investments in securities
(Cost $929,619,612) *	99.94%	929,619,612
Other assets and liabilities, net	0.06	577,570

Total net assets	100.00%	$930,197,182

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

§	Security is subject to a demand feature which reduces the effective maturity.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(i)	Illiquid security for which the designation as illiquid is unaudited.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Municipal Money Market Fund	Statement of assets and liabilities—January 31, 2013

Assets
Investments in unaffiliated securities, at amortized cost	$929,619,612
Cash	1,062,226
Receivable for investments sold	580,000
Receivable for Fund shares sold	126,771
Receivable for interest	360,526
Receivable from adviser	490,273
Prepaid expenses and other assets	34,630

Total assets	932,274,038

Liabilities
Dividends payable	5,208
Payable for investments purchased	1,006,980
Payable for Fund shares redeemed	51,111
Distribution fees payable	134,679
Due to other related parties	207,290
Shareholder servicing fees payable	197,649
Trustees’ fees and expenses payable	116,024
Accrued expenses and other liabilities	357,915

Total liabilities	2,076,856

Total net assets	$930,197,182

NET ASSETS CONSIST OF
Paid-in capital	$930,319,387
Overdistributed net investment income	(121,859)
Accumulated net realized losses on investments	(346)

Total net assets	$930,197,182

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class A	$158,399,887
Shares outstanding – Class A	158,425,962
Net asset value per share – Class A	$1.00
Net assets – Institutional Class	$19,709,236
Shares outstanding – Institutional Class	19,712,634
Net asset value per share – Institutional Class	$1.00
Net assets – Investor Class	$158,812,443
Shares outstanding – Investor Class	158,838,772
Net asset value per share – Investor Class	$1.00
Net assets – Service Class	$148,895,802
Shares outstanding – Service Class	148,920,531
Net asset value per share – Service Class	$1.00
Net assets – Sweep Class	$444,379,814
Shares outstanding – Sweep Class	444,453,906
Net asset value per share – Sweep Class	$1.00

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended January 31, 2013	Wells Fargo Advantage Municipal Money Market Fund	23

Investment income
Interest	$2,514,996

Expenses
Advisory fee	3,185,490
Administration fees
Fund level	534,377
Class A	227,479
Institutional Class	18,845
Investor Class	426,727
Service Class	164,986
Sweep Class	1,393,985
Shareholder servicing fees
Class A	256,861
Investor Class	424,635
Service Class	343,420
Sweep Class	1,584,073
Distribution fees
Sweep Class	2,217,700
Custody and accounting fees	66,778
Professional fees	13,924
Registration fees	24,870
Shareholder report expenses	26,496
Trustees’ fees and expenses	6,606
Other fees and expenses	23,102

Total expenses	10,940,354
Less: Fee waivers and/or expense reimbursements	(8,540,683)

Net expenses	2,399,671

Net investment income	115,325

Net realized gains on investments	113,431

Net increase in net assets resulting from operations	$228,756

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Municipal Money Market Fund	Statement of changes in net assets

	Year ended January 31, 2013		Year ended January 31, 2012

Operations
Net investment income		$115,325		$285,518
Net realized gains on investments		113,431		159,721

Net increase in net assets resulting from operations		228,756		445,239

Distributions to shareholders from
Net investment income
Class A		(10,368)		(11,600)
Institutional Class		(10,518)		(29,231)
Investor Class		(17,115)		(19,193)
Service Class		(13,786)		(10,991)
Sweep Class		(63,538)		(214,503)
Net realized gains
Class A		(24,698)		(6,943)
Institutional Class		(5,623)		(1,309)
Investor Class		(35,564)		(11,733)
Service Class		(31,389)		(7,456)
Sweep Class		(110,783)		(71,497)

Total distributions to shareholders		(323,382)		(384,456)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	380,825,049	380,825,049	311,378,558	311,378,558
Institutional Class	370,760,599	370,760,599	222,045,609	222,045,609
Investor Class	56,000,653	56,000,653	57,489,195	57,489,195
Service Class	116,905,337	116,905,337	140,648,565	140,648,565
Sweep Class	5,146,101	5,146,101	4,261,256,065	4,261,256,065

		929,637,739		4,992,817,992

Reinvestment of distributions
Class A	33,200	33,200	17,165	17,165
Institutional Class	16,141	16,141	30,501	30,501
Investor Class	50,853	50,853	29,636	29,636
Service Class	11,259	11,259	7,029	7,029
Sweep Class	174,321	174,321	286,000	286,000

		285,774		370,331

Payment for shares redeemed
Class A	(324,516,581)	(324,516,581)	(339,854,956)	(339,854,956)
Institutional Class	(368,962,126)	(368,962,126)	(310,367,604)	(310,367,604)
Investor Class	(77,100,401)	(77,100,401)	(86,678,324)	(86,678,324)
Service Class	(87,311,550)	(87,311,550)	(117,684,493)	(117,684,493)
Sweep Class	(481,032,245)	(481,032,245)	(6,575,010,709)	(6,575,010,709)

		(1,338,922,903)		(7,429,596,086)

Net decrease in net assets resulting from capital share transactions		(408,999,390)		(2,436,407,763)

Total decrease in net assets		(409,094,016)		(2,436,346,980)

Net assets
Beginning of period		1,339,291,198		3,775,638,178

End of period		$930,197,182		$1,339,291,198

Overdistributed net investment income		$(121,859)		$(123,932)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Municipal Money Market Fund	25

(For a share outstanding throughout each period)

	Year ended January 31
CLASS A	2013	2012	2011[1]	2010[1]	2009[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.02
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.02
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.02)
Net realized gains	(0.00)[2]	(0.00)[2]	(0.00)[2]	0.00	0.00

Total distributions to shareholders	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.03%	0.02%	0.01%	0.08%	1.63%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.82%	0.84%	0.86%	0.84%
Net expenses	0.21%	0.22%	0.35%	0.61%	0.81%
Net investment income	0.01%	0.01%	0.01%	0.09%	1.58%
Supplemental data
Net assets, end of period (000s omitted)	$158,400	$102,082	$130,539	$149,162	$329,511

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Municipal Money Market Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen Municipal Money Market Fund.

2.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Municipal Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
INSTITUTIONAL CLASS	2013	2012	2011[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net realized gains	(0.00)[2]	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00
Total return[3]	0.07%	0.05%	0.09%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.44%	0.45%
Net expenses	0.19%	0.19%	0.20%
Net investment income	0.04%	0.06%	0.16%
Supplemental data
Net assets, end of period (000s omitted)	$19,709	$17,896	$106,186

1.	For the period from July 9, 2010 (commencement of class operations) to January 31, 2011

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Municipal Money Market Fund	27

(For a share outstanding throughout each period)

	Year ended January 31
INVESTOR CLASS	2013	2012	2011[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net realized gains	(0.00)[2]	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00
Total return[3]	0.03%	0.02%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.85%	0.89%
Net expenses	0.22%	0.22%	0.35%
Net investment income	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$158,812	$179,884	$209,041

1.	For the period from July 9, 2010 (commencement of class operations) to January 31, 2011

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Municipal Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SERVICE CLASS	2013	2012	2011[1]	2010[1]	2009[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.02
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.02
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.02)
Net realized gains	(0.00)[2]	(0.00)[2]	(0.00)[2]	0.00	0.00

Total distributions to shareholders	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.03%	0.02%	0.01%	0.20%	1.94%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.72%	0.64%	0.56%	0.54%
Net expenses	0.22%	0.21%	0.35%	0.46%	0.51%
Net investment income	0.01%	0.01%	0.01%	0.23%	1.88%
Supplemental data
Net assets, end of period (000s omitted)	$148,896	$119,313	$96,341	$154,410	$265,743

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Municipal Money Market Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Municipal Money Market Fund.

2.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Municipal Money Market Fund	29

(For a share outstanding throughout each period)

	Year ended January 31
SWEEP CLASS	2013	2012	2011[1]	2010[1]	2009[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.01)
Net realized gains	(0.00)[2]	(0.00)[2]	(0.00)[2]	0.00	0.00

Total distributions to shareholders	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.03%	0.02%	0.01%	0.03%	1.34%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.18%	1.17%	1.15%	1.15%
Net expenses	0.23%	0.23%	0.35%	0.63%	1.11%
Net investment income	0.01%	0.01%	0.01%	0.03%	1.29%
Supplemental data
Net assets, end of period (000s omitted)	$444,380	$920,116	$3,233,532	$3,527,022	$2,485,601

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Municipal Money Market Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class S of Evergreen Municipal Money Market Fund.

2.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Municipal Money Market Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Municipal Money Market Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Advantage Municipal Money Market Fund	31

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At January 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(2,044)	$2,073	$(29)

As of January 31, 2013, the Fund had $346 of current year deferred post-October capital losses, which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investment in securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2013, all of the Fund’s investments in securities were valued using Level 2 inputs since the primary inputs include credit quality of the issuer and short-term interest rates which are observable and the use of amortized cost.

Further details on the major security types can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended January 31, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

32	Wells Fargo Advantage Municipal Money Market Fund	Notes to financial statements

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase. For the year ended January 31, 2013, the advisory fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Sweep Class	0.22%
Institutional Class	0.08
Investor Class	0.25
Service Class	0.12

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.65% for Class A shares, 0.20% for Institutional Class shares, 0.64% for Investor Class shares, 0.45% for Service Class shares, and 1.00% for Sweep Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Sweep Class shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.35% of its average daily net assets.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Investor Class, Service Class, and Sweep Class of the Fund is charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended January 31, 2013 and January 31, 2012 were as follows:

	Year ended January 31,
	2013	2012
Ordinary income	$79,164	$65,546
Tax-exempt income	115,325	285,518
Long-term capital gain	128,893	33,392

As of January 31, 2013, distributable earnings on a tax basis consisted of deferred post-October capital losses in the amount of $346, which will be recognized on the first day of the following fiscal year.

Notes to financial statements	Wells Fargo Advantage Municipal Money Market Fund	33

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

34	Wells Fargo Advantage Municipal Money Market Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Municipal Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Municipal Money Market Fund as of January 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 26, 2013

Other information (unaudited)	Wells Fargo Advantage Municipal Money Market Fund	35

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $128,893 was designated as long-term capital gain distributions for the fiscal year ended January 31, 2013.

For the fiscal year ended January 31, 2013, $79,164 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended January 31, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, seven-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	Wells Fargo Advantage Municipal Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 136 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Municipal Money Market Fund	37

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 75 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 75 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

38	Wells Fargo Advantage Municipal Money Market Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

215097 03-13 A308/AR308 1-13

Wells Fargo Advantage

National Tax-Free Money Market Fund

Annual Report

January 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of January 31, 2013.

Equity funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Index Fund	Small Cap Value Fund
Capital Growth Fund	International Equity Fund	Small Company Growth Fund
Common Stock Fund	International Value Fund	Small Company Value Fund
Disciplined U.S. Core Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Special Mid Cap Value Fund
Diversified Equity Fund	Intrinsic World Equity Fund	Special Small Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Specialized Technology Fund
Emerging Growth Fund	Large Cap Growth Fund	Traditional Small Cap Growth Fund
Emerging Markets Equity Fund	Large Company Value Fund	Utility and Telecommunications Fund
Emerging Markets Equity Income Fund	Omega Growth Fund
Endeavor Select Fund†	Opportunity Fund†
Enterprise Fund†	Precious Metals Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage National Tax-Free Money Market Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage National Tax-Free Money Market Fund for the 12-month period that ended January 31, 2013. The past 12 months were marked by accommodative central bank policies, low interest rates, and regulatory uncertainty. Despite the challenges of a changing market landscape, we continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

The Federal Reserve remained focused on spurring economic growth.

Citing its dual mandate of fostering maximum employment and price stability, the Federal Reserve (Fed) reaffirmed its commitment to highly accommodative monetary policy. In addition, the Fed formally announced that exceptionally low interest rates would be appropriate at least as long as the unemployment rate remains above 6.5% and inflation remains no more than half a percentage point above its 2.0% inflation target. It also continued its quantitative easing program.

Despite aggressive monetary policy accommodation, the U.S. economic recovery remained weak compared with previous business cycles. Three forces—discretionary fiscal policy, housing market activity, and household income expectations—have not been firing on all cylinders and therefore the recovery has been tepid up to this point. Further, many households still face barriers to credit access, and businesses have been reluctant to spend in the face of economic and policy uncertainty.

Yields remained low.

Yields remained near record lows due to a combination of strong demand and limited supply of money market securities. Not only did the Fed keep its federal funds target rate near zero, but strong demand for U.S. Treasuries also contributed to low yields as investments in other areas—notably the eurozone—were seen as risky due to the weak finances of the peripheral countries and many banks. The infusions of liquidity into the European banking system did alleviate credit stresses over the course of the year as indicated by the three-month London Interbank Offered Rate (LIBOR), which fell nearly 30 basis points (bps; 100 bps equals 1.00%) by the end of December 2012, which was approximately half of what it was at the same point in 2011.

Overall supply in the money markets continued to decrease as some issuers deleveraged and others issued long-term debt to take advantage of low interest rates. As of December 31, 2012, U.S. government debt makes up the vast majority of the money market supply. Treasuries, agencies, and repurchase agreements comprise more than 75% of the money market supply. Prime instruments make up only 22% of the total, and nearly three-quarters of those securities were issued by foreign entities.

Despite interest rates remaining low, these rates have not been a death knell for the money market industry. Investors are involved in this sector for complex reasons, and yield has been but one component driving their investment choices. More often, relative safety, diversification, and liquidity have been higher-value propositions to these investors, factors that were not diminished by Fed policy or technical developments.

Letter to shareholders (unaudited)	Wells Fargo Advantage National Tax-Free Money Market Fund	3

Money market regulations remained under review.

Regulators remained concerned about potential systemic risk from money market funds in the event of another financial crisis and sought further revisions to money market fund regulations in order to mitigate that risk. In August 2012, however, former-SEC Chairman Mary Schapiro issued a statement indicating that, in light of the stated positions of a majority of the SEC commissioners, the SEC would not call a vote on a proposal to modify money market fund regulations. In November 2012, the Financial Stability Oversight Council (FSOC) proposed additional regulations to the SEC in an attempt to address any perceived risk that investors may redeem en masse, or run, from money market funds in response to market distress. These proposed measures included requiring money market funds to maintain a floating-rate net asset value, withhold a minimum balance at risk from redeeming shareholders, and/or maintain capital buffers. As of January 31, 2013, the FSOC was reviewing comment letters from the public, including ourselves (Wells Fargo Funds Management, LLC), regarding its proposals. As we gain clarity in the coming months regarding potential changes to the regulation of money market funds, we will provide further communications to you about them.

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs. Our focus on preservation of capital and liquidity is the basis of our investment philosophy. We are proud of our comprehensive lineup of prime, government, and tax-exempt money market funds.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs.

4	Wells Fargo Advantage National Tax-Free Money Market Fund	Money market overview (unaudited)

Overview

It was another case of déjà vu during the 12-month period that ended January 31, 2013, as the municipal money markets continued to contend with the complexities of the low absolute-yield environment that has existed as a result of the Federal Reserve’s (Fed’s) long-standing easy monetary policy. The lack of supply of tax-exempt money market-eligible paper, particularly in the form of variable-rate demand notes (VRDNs), continues to be a challenge for fund managers. Supply has steadily contracted as budget-conscious municipal issuers have been reluctant to add debt to their balance sheets and have lengthened the term of their debt profiles in order to take advantage of historically low rates. Although assets in municipal money market funds gradually contracted over the period, demand from nontraditional crossover investors has remained strong, particularly in the overnight and weekly floating-rate space. This combination of low supply and steady overall demand resulted in consistently low yields throughout the municipal money market spectrum during the period.

In the short end of the curve, new issuance of VRDNs remained at multi-year lows, falling roughly 6.0% to approximately $13.5 billion during the period. The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index1, an index of seven-day VRDNs, had an average yield of 0.17% during the 12-month period, unchanged from the prior 12-month period. The index began the period at a low of 0.08% as typically heavy demand from January coupon and maturity cash pushed rates lower. The index rose to its period high of 0.26% on April 18, 2012, due to the seasonal tax-related outflows leading to softness in demand from municipal money market funds. Then the index began a slow and steady descent from its tax-season high as outflows from municipal money market funds moderated and demand for U.S.-based investments increased because of heightened concerns regarding credit quality in the eurozone. Accordingly, the strong influence of crossover investors in the municipal space led to a strong positive relationship between the SIFMA Municipal Swap Index and taxable equivalents such as the repurchase agreement (repo) rate throughout most of the period. SIFMA and repo rates began to temporarily diverge in late November 2012 as municipal money market funds began to experience inflows due, in part, to investor concerns pertaining to the fiscal cliff. This unforeseen cash inflow, coupled with more new cash inflows in January 2013, resulted in an increase in demand that pushed the SIFMA Municipal Swap Index back to low single digits, ultimately resetting at the 0.08% level on January 9, 2013.

The municipal yield curve remained generally flat, with high-grade municipal commercial paper (CP) tracking changes in variable rates throughout the period. As redemption pressures subsided, CP yields began to drift lower, settling into the mid-teens to upper teens through the summer and fall of 2012. As we observed in the variable-rate space, the additional cash inflows during the November–December 2012 period pushed CP yields back down to levels seen at the beginning of the period. Meanwhile, in the one-year space, levels on high-grade municipal notes continued to compress, with rates settling in the 0.18% to 0.22% range throughout the period after averaging roughly 0.27% in the previous period. Primary issuance in the note markets was generally flat for the period, and large cash-flow offerings from benchmark issuers, such as California ($10 billion) and Texas ($9.8 billion), were easily absorbed by the market.

Our primary objectives remained liquidity and stability of principal. Accordingly, we emphasized short-term, liquid securities, such as variable-rate notes, as the core of our portfolio holdings. We were highly selective in longer-dated investments due to the low absolute yields available in the market and took a conservative approach in terms of maturity. We opportunistically invested in CP, floating-rate notes, and cash-flow notes issued by high-grade municipalities, which also enhanced portfolio diversification.

Strategic outlook

Looking ahead to the next fiscal year, we anticipate that many of the challenges that municipal money market funds have faced in the past few years—low interest rates, diminished supply, and uncertainty surrounding regulatory and fiscal policy—will persist. Regulators continue to discuss the potential for further changing the standards and practices for money market funds beyond those already implemented, and while the passage of the American Taxpayer Relief Act of 2012 allowed us to temporarily avoid the fiscal cliff, many complex issues surrounding spending sequestration and the continuing resolution of our financial challenges have yet to be resolved. We will closely monitor the outcomes of these developments for any impacts to the municipal market. While it is hard to predict how these negotiations will ultimately play out, it is almost certain that the Fed’s commitment to low interest rates should continue to act as a cap on yields in the municipal money markets in the near future. While we are encouraged by the recent improvement in the U.S. economy and overall market sentiment, a strategy oriented toward principal preservation and liquidity remains our focus.

1.	The SIFMA Municipal Swap Index, produced by Municipal Market Data (MMD), is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations from MMD’s extensive database. You cannot invest directly in an index.

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6	Wells Fargo Advantage National Tax-Free Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

David D. Sylvester

James Randazzo

Average annual total returns1 (%) as of January 31, 2013

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class A (NWMXX)	7-28-2003	0.02	0.31	1.04	0.63	0.63
Administrator Class (WNTXX)	4-8-2005	0.02	0.42	1.24	0.36	0.30
Institutional Class (WFNXX)	11-8-1999	0.03	0.48	1.35	0.24	0.20
Service Class (MMIXX)	8-3-1993	0.02	0.37	1.17	0.53	0.45
Sweep Class	6-30-2010	0.02	0.31	1.05	0.98	0.98

Fund yield summary[3] (%) as of January 31, 2013	Class A	Administrator Class	Institutional Class	Service Class	Sweep Class
7-day current yield	0.01	0.01	0.01	0.01	0.01
7-day compound yield	0.01	0.01	0.01	0.01	0.01
30-day simple yield	0.01	0.01	0.01	0.01	0.01
30-day compound yield	0.01	0.01	0.01	0.01	0.01

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available at the Fund’s website – wellsfargoadvantagefunds.com.

Each class is sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectuses.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. A portion of the Fund’s income may be subject to federal, state and/or local income taxes or the alternative minimum tax (AMT).

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage National Tax-Free Money Market Fund	7

Sector distribution[4] as of January 31, 2013

Effective maturity distribution[5] as of January 31, 2013

Weighted average maturity[6] (as of January 31, 2013)
17 days

Weighted average final maturity[7] (as of January 31, 2013)
17 days

1.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Service Class shares, and includes the higher expenses applicable to the Service Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Sweep Class shares prior to their inception reflects the performance of the Class A shares, and has not been adjusted to include the higher expenses applicable to the Sweep Class shares. If these expenses had been adjusted, returns would be lower. Historical performance shown for Class A shares prior to their inception reflects the performance of the Service Class shares, and is adjusted to reflect the higher expenses applicable to Class A shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through May 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.65% for Class A, 0.30% for Administrator Class, 0.20% for Institutional Class, 0.45% for Service Class, and 1.00% for Sweep Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been (0.53)%, (0.26)%, (0.14)%, (0.43)%, and (0.88)% for Class A, Administrator Class, Institutional Class, Service Class, and Sweep Class, respectively.

4.	Sector distribution is subject to change and is calculated based on the total investments of the Fund.

5.	Effective maturity distribution is subject to change and is calculated based on the total investments of the Fund.

6.	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes.

7.	Weighted Average Final Maturity (WAFM): WAFM is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAFM allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAFM is a way to measure a fund’s potential sensitivity to credit spread changes.

8	Wells Fargo Advantage National Tax-Free Money Market Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2012 to January 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2012	Ending account value 1-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,000.17	$0.85	0.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.28	$0.87	0.17%
Administrator Class
Actual	$1,000.00	$1,000.17	$0.85	0.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.28	$0.87	0.17%
Institutional Class
Actual	$1,000.00	$1,000.18	$0.80	0.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.33	$0.81	0.16%
Service Class
Actual	$1,000.00	$1,000.17	$0.85	0.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.28	$0.87	0.17%
Sweep Class
Actual	$1,000.00	$1,000.17	$0.85	0.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.28	$0.87	0.17%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—January 31, 2013	Wells Fargo Advantage National Tax-Free Money Market Fund	9

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/nationaltaxfreemoneymarket.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Municipal Obligations: 102.80%

Alabama: 1.98%

Variable Rate Demand Notes ø: 1.98%
Tuscaloosa County AL IDA Gulf Opportunity Zone Hunt Refining Project (IDR, Bank of Nova Scotia LOC)	0.10%	12-1-2027 to 4-1-2028	$25,000,000	$25,000,000	0.72%
Tuscaloosa County AL IDA Gulf Opportunity Zone Hunt Refining Project Series 2011 G (IDR, Bank of Nova Scotia LOC)	0.10	4-1-2028	20,000,000	20,000,000	0.57
Other securities				23,950,000	0.69

				68,950,000	1.98

Arizona: 1.74%

Other Municipal Debt: 0.43%
Other securities				15,100,000	0.43

Variable Rate Demand Notes ø: 1.31%
Mesa AZ Utility System Clipper Tax-Exempt Certificate Trust 2009-33 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	7-1-2024	35,055,000	35,055,000	1.01
Other securities				10,500,000	0.30

				45,555,000	1.31

Arkansas: 0.11%

Variable Rate Demand Notes ø: 0.11%
Other securities				4,000,000	0.11

California: 16.23%

Other Municipal Debt: 0.85%
Other securities				29,590,408	0.85

Variable Rate Demand Notes ø: 15.38%
California CDA Gas Supply Series 2010 (Utilities Revenue, Royal Bank of Canada SPA)	0.09	11-1-2040	82,345,000	82,345,000	2.36
California CDA Refunding MFHR PUTTER Series 2680 (Housing Revenue, JPMorgan Chase Bank LOC)	0.17	5-15-2018	15,900,000	15,900,000	0.46
California Statewide CDA Health Facilities Community Hospital of the Monterey Peninsula (Hospital Revenue) µ	0.08-0.11	8-15-2032 to 6-1-2033	24,300,000	24,300,000	0.69
California HFFA Catholic Healthcare West Series H (Health Revenue, Sumitomo Mitsui Banking LOC)	0.09	7-1-2035	23,765,000	23,765,000	0.68
California HFFA Catholic Healthcare West Series I (Health Revenue, Mizuho Corporate Bank LOC)	0.09	7-1-2035	26,800,000	26,800,000	0.77
California HFFA (Health Revenue) µ	0.09-0.10	7-1-2033 to 7-1-2041	33,475,000	33,475,000	0.97

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage National Tax-Free Money Market Fund	Summary portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Variable Rate Demand Notes ø (continued)
California Series A-1 JPMorgan Chase PUTTER/DRIVER Trust Series 4265 (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12%	5-30-2013	$50,100,000	$50,100,000	1.44%
Los Angeles CA Royal Bank of Canada Municipal Products Incorporated Trust (Various Revenue, Royal Bank of Canada LIQ) 144A	0.09	7-1-2020 to 5-15-2040	15,060,000	15,060,000	0.43
Morgan Hill CA RDA Tax Allocation Ojo de Agua Redevelopment Project A (Tax Revenue, Scotia Bank LOC)	0.10	9-1-2033	51,725,000	51,725,000	1.48
Orange County CA Improvement Bond Act 1915 Irvine Coast Assessment District #88 (Miscellaneous Revenue, Sumitomo Mitsui Banking LOC)	0.10	9-2-2018	17,165,000	17,165,000	0.49
Sacramento County CA MUD JPMorgan Chase PUTTER Series 4071 (Utilities Revenue, BHAC/FSA/AMBAC Insured, JPMorgan Chase & Company LIQ) 144A	0.12	11-15-2013	5,825,000	5,825,000	0.17
San Diego County CA Regional Transportation Community Limited Tax Series C (Tax Revenue, Mizuho Corporate Bank SPA)	0.09	4-1-2038	19,300,000	19,300,000	0.55
South Placer Wastewater Authority California Series 2011 B (Water & Sewer Revenue, U.S. Bank NA LOC)	0.06	11-1-2035	18,850,000	18,850,000	0.54
Other securities				151,620,000	4.35

				536,230,000	15.38

Colorado: 2.66%

Variable Rate Demand Notes ø: 2.66%
Colorado ECFA Nature Conservancy Project Series 2012 (Miscellaneous Revenue)	0.08	7-1-2033	39,880,000	39,880,000	1.14
Other securities				52,900,000	1.52

				92,780,000	2.66

Connecticut: 0.11%

Variable Rate Demand Notes ø: 0.11%
Other securities				4,000,000	0.11

Delaware: 0.29%

Variable Rate Demand Notes ø: 0.29%
Other securities				10,000,000	0.29

District of Columbia: 0.45%

Variable Rate Demand Notes ø: 0.45%
Other securities				15,555,000	0.45

Florida: 7.34%

Other Municipal Debt: 1.76%
JEA Florida Electric System Series 2000-F-1 (Utilities Revenue)	0.15	2-14-2013	11,400,000	11,400,000	0.32

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—January 31, 2013	Wells Fargo Advantage National Tax-Free Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Other Municipal Debt (continued)
JEA Florida Electric System Series 2000-F-2 (Utilities Revenue)	0.12%	2-13-2013	$24,300,000	$24,300,000	0.70%
JEA Florida Electric System Series 2008-C-3 (Utilities Revenue)	0.15	3-6-2013	16,000,000	16,000,000	0.46
Other securities				9,900,000	0.28

				61,600,000	1.76

Variable Rate Demand Notes ø: 5.58%
Hillsborough County FL School Broad Master Lease Program JPMorgan PUTTER Series 4128 (Miscellaneous Revenue, JPMorgan Chase & Company LOC, JPMorgan Chase Bank LIQ) 144A	0.12	7-1-2013	47,650,000	47,650,000	1.37
Royal Bank of Canada Municipal Products Incorporated PFOTER Series O-43 (Tax Revenue, Royal Bank of Canada LIQ) 144A	0.10	1-1-2020	5,115,000	5,115,000	0.15
West Palm Beach FL Utilities Systems Series 2008-C (Water & Sewer Revenue, AGM Insured, JPMorgan Chase & Company SPA)	0.45	10-1-2038	42,990,000	42,990,000	1.23
Other securities				98,675,000	2.83

				194,430,000	5.58

Georgia: 1.87%

Variable Rate Demand Notes ø: 1.87%
Clipper Tax-Exempt Certified Trust Series 2007-10 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.11	1-1-2016	8,795,000	8,795,000	0.25
Other securities				56,500,000	1.62

				65,295,000	1.87

Hawaii: 0.29%

Variable Rate Demand Note ø: 0.29%
Hawaii Bonds of 2007 Series Clipper Tax-Exempt Certified Trust Series 2009-62 (GO, State Street Bank & Trust Company LIQ)	0.10	4-1-2018	9,995,000	9,995,000	0.29

Idaho: 0.56%

Variable Rate Demand Note ø: 0.56%
Jerome County ID Economic Development Corporation Davisco Foods International Project Series 2009 (IDR, Bank of Montreal LOC)	0.11	12-1-2029	19,420,000	19,420,000	0.56

Illinois: 6.25%

Other Municipal Debt: 0.13%
Other securities				4,528,298	0.13

Variable Rate Demand Notes ø: 6.12%
Royal Bank of Canada Municipal Products Incorporated PFOTER (Various Revenue, Royal Bank of Canada LIQ) 144A	0.10-0.11	6-30-2016 to 6-15-2020	23,215,000	23,215,000	0.66

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage National Tax-Free Money Market Fund	Summary portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Variable Rate Demand Notes ø (continued)
Illinois Development Finance Authority (Various Revenue) µ	0.11-0.24%	3-1-2017 to 4-1-2035	$25,500,000	$25,500,000	0.73%
Illinois Development Finance Authority YMCA Metropolitan Chicago Project Series 2001 (Miscellaneous Revenue, Harris Trust & Savings Bank LOC)	0.10	6-1-2029	23,800,000	23,800,000	0.68
Illinois Finance Authority (Various Revenue) µ	0.11-0.22	2-1-2035 to 4-1-2051	39,170,000	39,170,000	1.14
Illinois Finance Authority Elmhurst Memorial Healthcare Series 2008-D (Health Revenue, Northern Trust Company LOC)	0.11	1-1-2048	32,900,000	32,900,000	0.94
Metropolitan Pier & Exposition Authority Illinois McCormick Place Expansion Project Series 2012-B JPMorgan PUTTER Series 4249 (Port Authority Revenue, JPMorgan Chase & Company LIQ) 144A	0.13	6-15-2020	13,330,000	13,330,000	0.38
Other securities				55,550,000	1.59

				213,465,000	6.12

Indiana: 1.85%

Variable Rate Demand Notes ø: 1.85%
Clipper Tax-Exempt Certified Trust Series 2007-02 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.13	7-1-2023	26,140,000	26,140,000	0.75
Indiana Finance Authority University Health Obligated Group Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series 2011 E-23 (Miscellaneous Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10	3-1-2036	10,000,000	10,000,000	0.29
Other securities				28,335,000	0.81

				64,475,000	1.85

Iowa: 3.09%

Variable Rate Demand Notes ø: 3.09%
Iowa Finance Authority Midwestern Cargill Incorporated Project Series 2012-A (IDR)	0.12	6-1-2039	34,000,000	34,000,000	0.98
Iowa Finance Authority Midwestern Disaster Area (IDR) µ	0.11-0.17	8-1-2041 to 12-1-2051	22,250,000	22,250,000	0.64
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project Series 2012 (IDR)	0.18	12-1-2050	22,700,000	22,700,000	0.65
Other securities				28,695,000	0.82

				107,645,000	3.09

Kansas: 0.26%

Variable Rate Demand Note ø: 0.26%
Kansas Development Finance Authority Adventist Health Sunbelt Obligated Group Series 2009-C (Health Revenue, Royal Bank of Canada LIQ) 144A	0.10	11-15-2038	9,000,000	9,000,000	0.26

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—January 31, 2013	Wells Fargo Advantage National Tax-Free Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Kentucky: 1.34%

Other Municipal Debt: 0.19%
Other securities				$6,824,744	0.19%

Variable Rate Demand Notes ø: 1.15%
Other securities				40,040,000	1.15

Louisiana: 1.59%

Variable Rate Demand Notes ø: 1.59%
Lake Charles LA Harbor & Terminal District Lake Charles Clean Energy LLC Project Series 2012 (IDR)	0.19%	12-1-2042	$22,100,000	22,100,000	0.63
Louisiana Series A-1 Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series O-31 (Tax Revenue, Royal Bank of Canada LIQ) 144A	0.10	5-1-2034	1,750,000	1,750,000	0.05
Other securities				31,465,000	0.91

				55,315,000	1.59

Maryland: 1.36%

Variable Rate Demand Notes ø: 1.36%
Royal Bank of Canada Municipal Products Incorporated PFOTER Series O-29 (Tax Revenue, Royal Bank of Canada LIQ) 144A	0.10	11-15-2051	5,000,000	5,000,000	0.14
Other securities				42,445,000	1.22

				47,445,000	1.36

Massachusetts: 0.58%

Variable Rate Demand Notes ø: 0.58%
Other securities				20,260,000	0.58

Michigan: 0.60%

Other Municipal Debt: 0.27%
Other securities				9,275,263	0.27

Variable Rate Demand Notes ø: 0.33%
Michigan Hospital Finance Authority Trinity Health Credit Group Series 2011 Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series O-32 (Health Revenue, Royal Bank of Canada LIQ) 144A	0.10	6-1-2020	2,000,000	2,000,000	0.06
Other securities				9,665,000	0.27

				11,665,000	0.33

Minnesota: 3.16%

Other Municipal Debt: 0.07%
Other securities				2,517,402	0.07

Variable Rate Demand Notes ø: 3.09%
Other securities				107,620,000	3.09

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage National Tax-Free Money Market Fund	Summary portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Mississippi: 0.54%

Variable Rate Demand Note ø: 0.54%
Mississippi Series A Clipper Tax-Exempt Certificate Trust Series 2009-60 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10%	11-1-2018	$18,960,000	$18,960,000	0.54%

Missouri: 1.76%

Variable Rate Demand Notes ø: 1.76%
Missouri HEFA Ascension Health Series C-3 (Health Revenue)	0.10	11-15-2039	18,300,000	18,300,000	0.52
St. Louis County MO IDA The Pelican Cove Project Series 2004 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	3-15-2034	18,000,000	18,000,000	0.52
Other securities				25,055,000	0.72

				61,355,000	1.76

Nevada: 1.50%

Variable Rate Demand Notes ø: 1.50%
Reno NV Senior Lien Transportation Rail Access Corridor Project Series 2008-A (Tax Revenue, Bank of New York Mellon LOC)	0.12	6-1-2042	47,545,000	47,545,000	1.36
Other securities				4,800,000	0.14

				52,345,000	1.50

New Hampshire: 0.69%

Variable Rate Demand Notes ø: 0.69%
Other securities				24,215,000	0.69

New Jersey: 0.99%

Variable Rate Demand Notes ø: 0.99%
New Jersey TTFA PUTTER Series 2009-70 (Transportation Revenue, State Street Bank & Trust Company LIQ)	0.10	12-15-2023	22,325,000	22,325,000	0.64
Other securities				12,185,000	0.35

				34,510,000	0.99

New York: 7.08%

Other Municipal Debt: 0.25%
Other securities				8,725,000	0.25

Variable Rate Demand Notes ø: 6.83%
New York Convention Center Development Corporation New York Hotel Unit Fee Secured Series 3095 (Tax Revenue, BHAC/AMBAC Insured) 144A	0.10	11-15-2044	35,335,000	35,335,000	1.02
New York Dormitory Authority Series 12 Clipper Tax-Exempt Certificate Trust Series 2009-35 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.13	11-15-2026	23,300,000	23,300,000	0.67
New York Dormitory Authority Tax-Exempt Certificate St. John’s University Series 2007-C (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	7-1-2025	9,800,000	9,800,000	0.28
New York HFA 388 Bridge Street Series 2012-A (Housing Revenue, Manufacturers & Traders Bank LOC)	0.10	5-1-2046	20,000,000	20,000,000	0.57

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—January 31, 2013	Wells Fargo Advantage National Tax-Free Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Variable Rate Demand Notes ø (continued)
New York Housing Finance Agency 600 West 42nd Street Series 2009 A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10%	5-15-2041	$57,600,000	$57,600,000	1.65%
New York Housing Finance Agency Affordable Housing 8 East 102 2nd Street (Housing Revenue, TD Bank NA LOC)	0.09	5-1-2044	23,000,000	23,000,000	0.66
Other securities				69,060,000	1.98

				238,095,000	6.83

North Carolina: 1.85%

Other Municipal Debt: 0.11%
Other securities				3,899,455	0.11

Variable Rate Demand Notes ø: 1.74%
North Carolina Medical Care Commission Health Care Facilities Wake Forest Baptist Obligation Group Series 2012A JPMorgan PUTTER Series 4278 (Health Revenue, JPMorgan Chase & Company LIQ)	0.14	12-1-2020	15,000,000	15,000,000	0.43
Other securities				45,420,000	1.31

				60,420,000	1.74

North Dakota: 1.26%

Other Municipal Debt: 1.16%
Mercer County ND PCR Basin Electric Power Cooperative Series 2009-1 (Utilities Revenue)	0.28	2-5-2013	37,300,000	37,300,000	1.07
Other securities				3,000,000	0.09

				40,300,000	1.16

Variable Rate Demand Notes ø: 0.10%
Other securities				3,500,000	0.10

Ohio: 1.00%

Variable Rate Demand Notes ø: 1.00%
Other securities				35,010,308	1.00

Oregon: 0.43%

Variable Rate Demand Notes ø: 0.43%
Other securities				14,945,000	0.43

Other: 2.22%

Variable Rate Demand Notes ø: 2.22%
Clipper Tax-Exempt Certificate Trust Series 2009-54 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.15	2-15-2028	58,616,000	58,616,000	1.68
Clipper Tax-Exempt Certified Trust Series 2004-05 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	5-1-2014	14,500,000	14,500,000	0.41
Clipper Tax-Exempt Certified Trust Series 2006-04 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	2-1-2016	4,420,000	4,420,000	0.13

				77,536,000	2.22

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage National Tax-Free Money Market Fund	Summary portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Pennsylvania: 6.04%

Variable Rate Demand Notes ø: 6.04%
Royal Bank of Canada Municipal Products Incorporated Trust Certificates (Various Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10%	4-25-2014 to 12-1-2041	$45,465,000	$45,465,000	1.30%
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Project Series 2007 B-2 (Health Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10	4-15-2039	28,630,000	28,630,000	0.82
Other securities				136,288,000	3.92

				210,383,000	6.04

Puerto Rico: 0.43%

Variable Rate Demand Notes ø: 0.43%
Other securities				14,875,000	0.43

Rhode Island: 0.26%

Variable Rate Demand Notes ø: 0.26%
Other securities				9,055,000	0.26

South Carolina: 1.31%

Other Municipal Debt: 0.92%
York County SC PCR Natural Rural Utilities Cooperative Finance Corporation North Carolina Electric Membership Corporation Project Series 2000-B-2 (Utilities Revenue)	0.30	3-1-2013	19,400,000	19,400,000	0.56
Other securities				12,600,000	0.36

				32,000,000	0.92

Variable Rate Demand Notes ø: 0.39%
Other securities				13,795,000	0.39

South Dakota: 0.60%

Variable Rate Demand Notes ø: 0.60%
Other securities				20,940,000	0.60

Tennessee: 0.93%

Other Municipal Debt: 0.06%
Other securities				2,102,705	0.06

Variable Rate Demand Notes ø: 0.87%
Chattanooga TN Electric Power Board Series 2008-A JPMorgan Chase PUTTER/DRIVER Trust Series 4162 (Utilities Revenue, JPMorgan Chase & Company LIQ) 144A	0.14	9-1-2016	7,000,000	7,000,000	0.20
Other securities				23,220,000	0.67

				30,220,000	0.87

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—January 31, 2013	Wells Fargo Advantage National Tax-Free Money Market Fund	17

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Texas: 11.80%

Other Municipal Debt: 1.72%
Texas TRAN Series 2012 (Miscellaneous Revenue)	2.50%	8-30-2013	$34,000,000	$34,445,276	0.99%
Other securities				25,400,000	0.73

				59,845,276	1.72

Variable Rate Demand Notes ø: 10.08%
Clipper Tax-Exempt Certified Trust Series 2007-44 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.15	9-1-2014	28,780,000	28,780,000	0.82
Dallas TX Waterworks & Sewer System Clipper Tax Exempt Certificate Trust 2009-52 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	10-1-2018	15,000,000	15,000,000	0.43
Royal Bank of Canada Municipal Products Incorporated Trust Certificates (Various Revenue, Royal Bank of Canada LIQ) 144A	0.10	6-1-2027 to 11-1-2041	14,000,000	14,000,000	0.40
Port of Port Arthur Navigation District of Jefferson County Total Petrochemicals USA Incorporated Project (IDR )	0.12-0.13	4-1-2027 to 11-1-2040	29,500,000	29,500,000	0.85
Port Arthur Navigation District Environmental Facilities Motiva Enterprises LLC Project Sub Series 2010B (Resource Recovery Revenue)	0.12	4-1-2040	42,900,000	42,900,000	1.23
Port Arthur Navigation District Environmental Facilities Motiva Enterprises Project Sub Series 2009A (Resource Recovery Revenue)	0.12	12-1-2039	17,050,000	17,050,000	0.49
Port Arthur Navigation District Industrial Development Corporation Total Petrochemicals USA Incorporated Project Series 2011 (IDR)	0.13	6-1-2041	45,000,000	45,000,000	1.29
Port Arthur Navigation District Industrial Development Corporation Total Petrochemicals USA Incorporated Project Series 2012 (IDR)	0.13	3-1-2042	42,500,000	42,500,000	1.22
Tarrant County TX Cultural Education Facilities Finance Corporation Christus Health Series 2008-C-4 (Health Revenue, Bank of Montreal LOC)	0.09	7-1-2047	15,555,000	15,555,000	0.45
Texas (GO) µ	0.09-0.10	4-1-2030 to 12-1-2042	12,465,000	12,465,000	0.35
Other securities				88,779,573	2.55

				351,529,573	10.08

Utah: 0.28%

Variable Rate Demand Notes ø: 0.28%
Other securities				9,675,000	0.28

Vermont: 0.48%

Variable Rate Demand Notes ø: 0.48%
Other securities				16,735,000	0.48

Virginia: 1.88%

Variable Rate Demand Notes ø: 1.88%
Fairfax County VA EDA Smithsonian Institution Series A (Miscellaneous Revenue, Northern Trust Company SPA)	0.10	12-1-2033	24,600,000	24,600,000	0.71

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage National Tax-Free Money Market Fund	Summary portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Variable Rate Demand Notes ø (continued)
Fairfax County VA IDA Inova Health System Project Series C (Health Revenue) (i)	0.18%	5-15-2042	$18,500,000	$18,500,000	0.53%
Other securities				22,260,000	0.64

				65,360,000	1.88

Washington: 0.43%

Variable Rate Demand Notes ø: 0.43%
Other securities				15,010,000	0.43

West Virginia: 0.20%

Variable Rate Demand Notes ø: 0.20%
Other securities				6,850,000	0.20

Wisconsin: 5.13%

Other Municipal Debt: 0.09%
Other securities				3,013,288	0.09

Variable Rate Demand Notes ø: 5.04%
Appleton WI Recovery Zone Facilities Foremost Farms Project Series 2010 (IDR, CoBank ACB LOC)	0.11	5-1-2037	30,000,000	30,000,000	0.86
Wisconsin Clipper Tax-Exempt Certificate Trust Series 1 2009-36 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	5-1-2020	26,755,000	26,755,000	0.77
Wisconsin Clipper Tax-Exempt Certificate Trust Series 1 2009-6 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	5-1-2013	25,000,000	25,000,000	0.72
Wisconsin HEFA Aurora Health Care Incorporated Series 2012-C (Health Revenue, Bank of Montreal LOC)	0.12	7-15-2028	29,500,000	29,500,000	0.85
Wisconsin HEFA (Health Revenue) µ	0.09-0.10	8-1-2022 to 3-1-2038	14,625,000	14,625,000	0.42
Wisconsin Housing & EDA (Housing Revenue) µ	0.09-0.40	5-1-2043 to 5-1-2055	38,690,000	38,690,000	1.11
Other securities				11,120,000	0.31

				175,690,000	5.04

Total Municipal Obligations (Cost $3,583,470,720)				3,583,470,720	102.80

Total investments in securities (Cost $3,583,470,720) *				3,583,470,720	102.80%
Other assets and liabilities, net				(97,578,179)	(2.80)

Total net assets				$3,485,892,541	100.00%

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

µ	All or some of these obligations have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest.

(i)	Illiquid security for which the designation as illiquid is unaudited.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—January 31, 2013	Wells Fargo Advantage National Tax-Free Money Market Fund	19

Assets
Investments in unaffiliated securities, at amortized cost	$3,583,470,720
Cash	7,766,730
Receivable for investments sold	1,795,000
Receivable for Fund shares sold	10,202
Receivable for interest	1,298,807
Receivable from adviser	688,931
Prepaid expenses and other assets	32,101

Total assets	3,595,062,491

Liabilities
Dividends payable	20,282
Payable for investments purchased	107,963,757
Payable for Fund shares redeemed	32,232
Distribution fees payable	184,591
Due to other related parties	544,442
Accrued expenses and other liabilities	424,646

Total liabilities	109,169,950

Total net assets	$3,485,892,541

NET ASSETS CONSIST OF
Paid-in capital	$3,485,890,905
Undistributed net investment income	18
Accumulated net realized gains on investments	1,618

Total net assets	$3,485,892,541

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class A	$284,040,729
Shares outstanding – Class A	284,024,902
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$226,083,274
Shares outstanding – Administrator Class	226,070,309
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$2,112,182,912
Shares outstanding – Institutional Class	2,112,052,053
Net asset value per share – Institutional Class	$1.00
Net assets – Service Class	$264,062,598
Shares outstanding – Service Class	264,047,786
Net asset value per share – Service Class	$1.00
Net assets – Sweep Class	$599,523,028
Shares outstanding – Sweep Class	599,488,295
Net asset value per share – Sweep Class	$1.00

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage National Tax-Free Money Market Fund	Statement of operations—year ended January 31, 2013

Investment income
Interest	$7,455,713

Expenses
Advisory fee	3,915,190
Administration fees
Fund level	1,957,110
Class A	848,638
Administrator Class	258,981
Institutional Class	1,760,224
Service Class	604,305
Sweep Class	1,246,589
Shareholder servicing fees
Class A	962,817
Administrator Class	253,330
Service Class	1,251,267
Sweep Class	1,416,579
Distribution fees
Sweep Class	1,983,210
Custody and accounting fees	178,851
Professional fees	41,815
Registration fees	87,602
Shareholder report expenses	18,223
Trustees’ fees and expenses	9,988
Other fees and expenses	99,702

Total expenses	16,894,421
Less: Fee waivers and/or expense reimbursements	(10,002,539)

Net expenses	6,891,882

Net investment income	563,831

Net realized gains on investments	236,425

Net increase in net assets resulting from operations	$800,256

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage National Tax-Free Money Market Fund	21

	Year ended January 31, 2013		Year ended January 31, 2012

Operations
Net investment income		$563,831		$1,098,117
Net realized gains on investments		236,425		548,316

Net increase in net assets resulting from operations		800,256		1,646,433

Distributions to shareholders from
Net investment income
Class A		(38,671)		(72,688)
Administrator Class		(25,965)		(31,557)
Institutional Class		(391,890)		(897,306)
Service Class		(50,489)		(63,398)
Sweep Class		(56,816)		(33,168)
Net realized gains
Class A		(32,184)		(49,111)
Administrator Class		(29,199)		(24,818)
Institutional Class		(265,452)		(211,146)
Service Class		(33,722)		(59,138)
Sweep Class		(70,458)		(47,043)

Total distributions to shareholders		(994,846)		(1,489,373)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	248,151,531	248,151,531	1,289,900,552	1,289,900,552
Administrator Class	119,679,528	119,679,528	192,875,256	192,875,256
Institutional Class	10,744,876,640	10,744,876,640	12,035,015,509	12,035,015,509
Service Class	747,042,100	747,042,100	1,112,744,849	1,112,744,849
Sweep Class	2,007,681,824	2,007,681,824	1,722,795,827	1,722,795,827

		13,867,431,623		16,353,331,993

Reinvestment of distributions
Class A	70,341	70,341	120,235	120,235
Administrator Class	49,433	49,433	50,360	50,360
Institutional Class	145,456	145,456	335,925	335,925
Service Class	18,147	18,147	17,019	17,019
Sweep Class	127,274	127,274	80,211	80,211

		410,651		603,750

Payment for shares redeemed
Class A	(483,073,761)	(483,073,761)	(1,717,015,064)	(1,717,015,064)
Administrator Class	(174,757,279)	(174,757,279)	(273,543,487)	(273,543,487)
Institutional Class	(11,668,997,525)	(11,668,997,525)	(11,887,717,946)	(11,887,717,946)
Service Class	(1,156,368,847)	(1,156,368,847)	(1,091,356,421)	(1,091,356,421)
Sweep Class	(1,974,813,919)	(1,974,813,919)	(1,161,374,500)	(1,161,374,500)

		(15,458,011,331)		(16,131,007,418)

Net increase (decrease) in net assets resulting from capital share transactions		(1,590,169,057)		222,928,325

Total increase (decrease) in net assets		(1,590,363,647)		223,085,385

Net assets
Beginning of period		5,076,256,188		4,853,170,803

End of period		$3,485,892,541		$5,076,256,188

Undistributed net investment income		$18		$18

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage National Tax-Free Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
CLASS A	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.03
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.03
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.03)
Net realized gains	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.02%	0.02%	0.01%	0.05%	1.32%	2.91%
Ratios to average net assets (annualized)
Gross expenses	0.63%	0.62%	0.61%	0.67%	0.67%	0.65%
Net expenses	0.18%	0.19%	0.32%	0.46%	0.67%	0.65%
Net investment income	0.01%	0.01%	0.01%	0.05%	1.27%	2.86%
Supplemental data
Net assets, end of period (000s omitted)	$284,041	$518,949	$945,917	$1,018,470	$1,568,362	$1,562,483

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage National Tax-Free Money Market Fund	23

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
ADMINISTRATOR CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.03
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.03
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.03)
Net realized gains	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.02%	0.02%	0.04%	0.18%	1.68%	3.27%
Ratios to average net assets (annualized)
Gross expenses	0.36%	0.36%	0.36%	0.40%	0.40%	0.38%
Net expenses	0.18%	0.18%	0.29%	0.31%	0.32%	0.30%
Net investment income	0.01%	0.01%	0.04%	0.18%	1.63%	3.24%
Supplemental data
Net assets, end of period (000s omitted)	$226,083	$281,128	$361,735	$419,954	$517,520	$517,666

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage National Tax-Free Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
INSTITUTIONAL CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.03
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.03
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.03)
Net realized gains	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.03%	0.04%	0.12%	0.27%	1.78%	3.37%
Ratios to average net assets (annualized)
Gross expenses	0.24%	0.24%	0.25%	0.29%	0.28%	0.26%
Net expenses	0.17%	0.16%	0.20%	0.23%	0.22%	0.20%
Net investment income	0.02%	0.03%	0.13%	0.28%	1.77%	3.31%
Supplemental data
Net assets, end of period (000s omitted)	$2,112,183	$3,036,275	$2,888,542	$2,048,774	$2,381,083	$1,403,838

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage National Tax-Free Money Market Fund	25

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
SERVICE CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.03
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.03
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.03)
Net realized gains	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.02%	0.02%	0.01%	0.10%	1.52%	3.12%
Ratios to average net assets (annualized)
Gross expenses	0.53%	0.53%	0.53%	0.58%	0.57%	0.55%
Net expenses	0.19%	0.18%	0.32%	0.40%	0.47%	0.45%
Net investment income	0.01%	0.01%	0.01%	0.12%	1.47%	3.07%
Supplemental data
Net assets, end of period (000s omitted)	$264,063	$673,405	$651,984	$1,055,420	$1,875,018	$1,674,047

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage National Tax-Free Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SWEEP CLASS	2013	2012	2011[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net realized gains	(0.00)[2]	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00
Total return[3]	0.02%	0.02%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.98%	0.98%	0.98%
Net expenses	0.18%	0.14%	0.32%
Net investment income	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$599,523	$566,501	$4,992

1.	For the period from June 30, 2010 (commencement of class operations) to January 31, 2011

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage National Tax-Free Money Market Fund	27

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage National Tax-Free Money Market Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

28	Wells Fargo Advantage National Tax-Free Money Market Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2013, all of the Fund’s investments in securities were valued using Level 2 inputs since the primary inputs include credit quality of the issuer and short-term interest rates which are observable and the use of amortized cost.

Further details on the major security types can be found in the Summary Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended January 31, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee of 0.10% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an

Notes to financial statements	Wells Fargo Advantage National Tax-Free Money Market Fund	29

annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Sweep Class	0.22%
Administrator Class	0.10
Institutional Class	0.08
Service Class	0.12

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through May 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.65% for Class A shares, 0.30% for Administrator Class shares, 0.20% for Institutional Class shares, 0.45% for Service Class shares and 1.00% for Sweep Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Sweep Class shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.35% of its average daily net assets.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class and Sweep Class of the Fund is charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended January 31, 2013 and January 31, 2012 were as follows:

	Year ended January,
	2013	2012
Ordinary income	$303,205	$ 354,747
Tax-exempt income	563,724	1,097,787
Long-term capital gain	127,917	36,839

As of January 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Undistributed long-term gain
$20,300	$1,618

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

30	Wells Fargo Advantage National Tax-Free Money Market Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Advantage National Tax-Free Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, each of the periods within the eleven month period from March 1, 2010 to January 31, 2011, and each of the years in the three-year period ended February 28, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage National Tax-Free Money Market Fund as of January 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 26, 2013

Other information (unaudited)	Wells Fargo Advantage National Tax-Free Money Market Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $127,917 was designated as long-term capital gain distributions for the fiscal year ended January 31, 2013.

Pursuant to Section 852 of the Internal Revenue Code, $303,098 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended January 31, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, seven-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage National Tax-Free Money Market Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 136 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage National Tax-Free Money Market Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 75 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 75 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage National Tax-Free Money Market Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

215098 03-13 A309/AR309 1-13

Wells Fargo Advantage

Prime Investment Money Market Fund

Annual Report

January 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of January 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Prime Investment Money Market Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Prime Investment Money Market Fund for the 12-month period that ended January 31, 2013. The past 12 months were marked by accommodative central bank policies, low interest rates, and regulatory uncertainty. Despite the challenges of a changing market landscape, we continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

The Federal Reserve remained focused on spurring economic growth.

Citing its dual mandate of fostering maximum employment and price stability, the Federal Reserve (Fed) reaffirmed its commitment to highly accommodative monetary policy. In addition, the Fed formally announced that exceptionally low interest rates would be appropriate at least as long as the unemployment rate remains above 6.5% and inflation remains no more than half a percentage point above its 2.0% inflation target. It also continued its quantitative easing program.

Despite aggressive monetary policy accommodation, the U.S. economic recovery remained weak compared with previous business cycles. Three forces—discretionary fiscal policy, housing market activity, and household income expectations—have not been firing on all cylinders and therefore the recovery has been tepid up to this point. Further, many households still face barriers to credit access, and businesses have been reluctant to spend in the face of economic and policy uncertainty.

Yields remained low.

Yields remained near record lows due to a combination of strong demand and limited supply of money market securities. Not only did the Fed keep its federal funds target rate near zero, but strong demand for U.S. Treasuries also contributed to low yields as investments in other areas—notably the eurozone—were seen as risky due to the weak finances of the peripheral countries and many banks. The infusions of liquidity into the European banking system did alleviate credit stresses over the course of the year as indicated by the three-month London Interbank Offered Rate (LIBOR), which fell nearly 30 basis points (bps; 100 bps equals 1.00%) by the end of December 2012, which was approximately half of what it was at the same point in 2011.

Overall supply in the money markets continued to decrease as some issuers deleveraged and others issued long-term debt to take advantage of low interest rates. As of December 31, 2012, U.S. government debt makes up the vast majority of the money market supply. Treasuries, agencies, and repurchase agreements comprise more than 75% of the money market supply. Prime instruments make up only 22% of the total, and nearly three-quarters of those securities were issued by foreign entities.

Despite interest rates remaining low, these rates have not been a death knell for the money market industry. Investors are involved in this sector for complex reasons, and yield has been but one component driving their investment choices. More often, relative safety, diversification, and liquidity have been higher-value propositions to these investors, factors that were not diminished by Fed policy or technical developments.

Letter to shareholders (unaudited)	Wells Fargo Advantage Prime Investment Money Market Fund	3

Money market regulations remained under review.

Regulators remained concerned about potential systemic risk from money market funds in the event of another financial crisis and sought further revisions to money market fund regulations in order to mitigate that risk. In August 2012, however, former-SEC Chairman Mary Schapiro issued a statement indicating that, in light of the stated positions of a majority of the SEC commissioners, the SEC would not call a vote on a proposal to modify money market fund regulations. In November 2012, the Financial Stability Oversight Council (FSOC) proposed additional regulations to the SEC in an attempt to address any perceived risk that investors may redeem en masse, or run, from money market funds in response to market distress. These proposed measures included requiring money market funds to maintain a floating-rate net asset value, withhold a minimum balance at risk from redeeming shareholders, and/or maintain capital buffers. As of January 31, 2013, the FSOC was reviewing comment letters from the public, including ourselves (Wells Fargo Funds Management, LLC), regarding its proposals. As we gain clarity in the coming months regarding potential changes to the regulation of money market funds, we will provide further communications to you about them.

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs. Our focus on preservation of capital and liquidity is the basis of our investment philosophy. We are proud of our comprehensive lineup of prime, government, and tax-exempt money market funds.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs.

4	Wells Fargo Advantage Prime Investment Money Market Fund	Money market overview (unaudited)

Overview

Three themes dominated the prime sector during the 12-month period that ended January 31, 2013: central bank actions, rating agency actions, and the overall supply of investments. The year began with the focus on Europe and the European Central Bank’s (ECB’s) Long-Term Refinancing Operation (LTRO). Conducted by the ECB to provide unlimited amounts of three-year financing to banks at a below-market clearing rate at the time, the objective was to provide enough liquidity to allow banks to repay their 2012 maturities as well as boost investor confidence. In total, European banks took €1 trillion through the LTRO. This additional liquidity was viewed positively, resulting in greater European bank exposure on both a secured and unsecured basis. Even Greece’s debt restructuring and slowing economic growth in the United Kingdom and Spain did little to dampen investors’ enthusiasm as they instead focused on positive earnings news from European banks. The first opportunity for banks to repay their LTRO borrowings occurred in January 2013 when 278 banks repaid €137 billion, reinforcing the perception that the European financial situation has stabilized.

At mid-year, with world economies sluggish and risk aversion still pervasive, the Federal Reserve (Fed) and the ECB stepped up their rhetoric and actions in an attempt to improve financial conditions. The Fed announced a continuation of quantitative easing programs and changed how it communicated monetary accommodation from a strategy that was largely date-focused to one that was tied to explicit inflation and unemployment thresholds as a guide to interest-rate policy.

Even as the Fed was actively trying to stimulate the economy, the ECB was fighting off rumors of the eurozone breaking up. As the yields on the securities of certain eurozone nations were significantly widening, the ECB president declared the ECB would “do whatever it takes” to preserve the euro. The functional part of this statement took the form of outright monetary transactions, which provide conditional liquidity backstop to eurozone members. The ECB essentially purchased unlimited amounts of one- to three-year sovereign debt in the secondary market to lower borrowing costs and improve market liquidity. Market response was largely positive and solvency concerns in the eurozone have subsided.

In mid-June 2012, Moody’s downgraded a number of the 17 global capital markets intermediaries and other banks it had placed on credit watch earlier in the year. Market participants were initially concerned that other rating agencies would follow suit, further reducing the supply of money market-eligible investments. However, no other agencies acted in a like manner, and the downgrade by Moody’s did not change the eligibility of these credits for purchase by money market funds; thus, the downgrade ultimately had a minimal impact on credit or market liquidity.

Finally, the supply of money market fund-eligible securities was an ongoing concern. As individuals and institutions pared their overall level of debt and issuers took advantage of extremely low rates to extend the maturity of their remaining debt, the amount of short-term debt outstanding declined, leading to falling short-term interest rates.

Foreign financial issuers provided one of the few bright spots in terms of supply. While the total amount of commercial paper (CP) outstanding has fallen to half of its August 2007 peak and total asset-backed CP declined 75%, issuance by foreign financials rose by over one-third. Total financial CP outstanding has increased roughly $65 billion since July 2012; of that amount, over 70%, or $46 billion, is from foreign issuers.

For much of the year, municipal variable-rate demand notes (VRDNs) had been an attractive alternative for our prime funds to repurchase agreements or short-term deposits. However, inflows into municipal money market funds in the last several months of this period resulted in an increased demand for VRDNs. When combined with a more than 5% reduction in supply over the year, yields on VRDNs fell to levels where most were no longer attractive compared with alternative investments.

In our view, the risks inherent in pushing the boundaries in credit or increasing the weighted average maturities of our portfolios to extremes are not offset by the small incremental yield increase available. After the Fed and the ECB actively gave support to risk assets, we selectively extended the term of our maturities to capture a positive-sloping yield curve. However, we endeavored to continue to maintain a high degree of liquidity and diversification, as we believe pursuing this strategy will allow us to quickly adjust the portfolios to benefit our shareholders in changing market conditions.

Money market overview (unaudited)	Wells Fargo Advantage Prime Investment Money Market Fund	5

Strategic outlook

As we look to the next fiscal year, many uncertainties remain for money markets funds and the money market industry. Regulators continue to discuss the potential for further changing the standards and practices for money market funds beyond those already implemented. From a market perspective, the Fed has been quite clear about its intent to keep interest rates low for an extended period. But we believe eventually interest rates will begin to normalize, and after a number of years of near-zero rates, the adjustment process may not be smooth. It’s also possible that another debate on raising the debt ceiling could take place later this spring or summer, and as we saw in August 2011, those debates could lead to meaningful dislocations in the markets. In the face of these challenges, we believe that our portfolio strategy, with its focus on capital preservation and portfolio liquidity, will enable the Fund to continue to meet its objectives.

6	Wells Fargo Advantage Prime Investment Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

David D. Sylvester

Laurie White

Average annual total returns1 (%) as of January 31, 2013

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Institutional Class (PIIXX)	7-28-2003	0.05	0.60	1.84	0.24	0.20
Service Class (NWRXX)	9-2-1998	0.01	0.44	1.60	0.53	0.53

Fund yield summary[3] (%) as of January 31, 2013	Institutional Class	Service Class
7-day current yield	0.05	0.01
7-day compound yield	0.05	0.01
30-day simple yield	0.05	0.01
30-day compound yield	0.05	0.01

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available at the Fund’s website – wellsfargoadvantagefunds.com.

Each class is sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectuses.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Prime Investment Money Market Fund	7

Portfolio composition[4] as of January 31, 2013

Weighted average maturity[6] (as of January 31, 2013)
31 days

Weighted average final maturity[7] (as of January 31, 2013)
52 days

Effective maturity distribution[5] as of January 31, 2013

1.	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Service Class shares, and includes the higher expenses applicable to the Service Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through May 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.20% for Institutional Class and 0.55% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been 0.02% and (0.27)% for Institutional Class and Service Class, respectively.

4.	Portfolio composition is subject to change and is calculated based on the total investments of the Fund.

5.	Effective maturity distribution is subject to change and is calculated based on the total investments of the Fund.

6.	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes.

7.	Weighted Average Final Maturity (WAFM): WAFM is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAFM allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAFM is a way to measure a fund’s potential sensitivity to credit spread changes.

8	Wells Fargo Advantage Prime Investment Money Market Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2012 to January 31, 2013.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2012	Ending account value 1-31-2013	Expenses paid during the period[1]	Net annual expense ratio

Institutional Class
Actual	$1,000.00	$1,000.38	$1.01	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%
Service Class
Actual	$1,000.00	$1,000.07	$1.31	0.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.83	$1.32	0.26%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Prime Investment Money Market Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Certificates of Deposit: 24.17%
Banco Del Estado De Chile	0.24%	4-5-2013	$5,000,000	$5,000,000
Bank of Montreal	0.15	2-13-2013	6,000,000	6,000,000
Bank of Montreal	0.19	5-2-2013	7,000,000	7,000,000
Bank of Montreal	0.22	2-5-2013	5,000,000	5,000,000
Bank of Montreal	0.23	3-1-2013	8,000,000	8,000,000
Bank of Montreal	0.23	3-5-2013	9,000,000	9,000,000
Bank of Montreal	0.23	4-3-2013	10,000,000	10,000,000
Bank of Montreal	0.27	3-25-2013	9,000,000	9,000,000
Bank of Nova Scotia	0.17	2-1-2013	21,000,000	21,000,000
Bank of Tokyo-Mitsubishi LLC	0.17	2-4-2013	15,000,000	15,000,000
Barclays Bank plc ±	0.79	6-28-2013	9,000,000	9,000,000
Barclays Bank plc ±	0.81	12-12-2013	24,000,000	24,000,000
Barclays Bank plc ±	0.91	9-30-2013	9,000,000	9,000,000
Canadian Imperial Bank ±	0.61	6-3-2013	3,000,000	3,003,105
Credit Agricole CIB	0.19	2-1-2013	43,000,000	43,000,000
DNB Nor Bank ASA	0.16	2-1-2013	25,000,000	25,000,000
DNB Nor Bank ASA	0.30	5-14-2013	7,000,000	6,999,801
HSBC Bank plc	0.17	2-1-2013	32,000,000	32,000,000
HSBC Bank plc	0.23	2-1-2013	10,000,000	10,000,000
Industrial & Commercial Bank of China (New York)	0.25	2-28-2013	14,000,000	14,000,000
Manufacturers & Traders Trust Company	0.17	2-1-2013	9,000,000	9,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.25	2-1-2013	13,000,000	13,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.25	4-10-2013	10,000,000	10,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.25	4-11-2013	10,000,000	10,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.29	4-12-2013	5,000,000	4,997,231
National Australia Bank Limited	0.27	2-1-2013	2,000,000	2,000,000
National Australia Bank Limited ±	1.50	1-30-2014	8,000,000	8,092,371
National Australia Bank Limited ±	1.55	1-17-2014	5,000,000	5,058,194
National Bank of Kuwait	0.18	2-1-2013	16,000,000	16,000,000
Natixis Cayman Islands	0.18	2-1-2013	31,000,000	31,000,000
Nordea Bank plc	0.25	3-28-2013	5,000,000	5,000,000
Nordea Bank plc	0.36	2-19-2013	8,000,000	8,000,719
Norinchukin Bank	0.16	2-1-2013	22,000,000	22,000,000
Norinchukin Bank	0.17	2-6-2013	25,000,000	25,000,000
Oversea-Chinese Banking Corporation Limited	0.15	2-7-2013	5,000,000	4,999,975
Oversea-Chinese Banking Corporation Limited	0.16	2-6-2013	3,000,000	2,999,992
Oversea-Chinese Banking Corporation Limited	0.16	2-8-2013	4,000,000	3,999,984
Oversea-Chinese Banking Corporation Limited	0.22	2-22-2013	2,000,000	2,000,000
Royal Bank of Canada ±	0.35	7-26-2013	16,000,000	16,000,000
Royal Bank of Canada ±	0.36	8-12-2013	16,000,000	16,000,000
Royal Bank of Canada ±	0.36	8-6-2013	7,000,000	7,000,000
Skandinaviska Enskilda Banken AG ±	0.58	12-3-2013	27,000,000	27,000,000
Societe Generale New York	0.38	4-10-2013	11,000,000	11,000,000
Societe Generale New York	0.38	4-11-2013	11,000,000	11,000,000
Sumitomo Mitsui Banking Corporation	0.25	2-11-2013	15,000,000	15,000,000
Sumitomo Mitsui Banking Corporation	0.25	4-8-2013	5,000,000	5,000,000
Sumitomo Mitsui Banking Corporation	0.25	4-11-2013	5,000,000	5,000,000
Sumitomo Mitsui Banking Corporation	0.25	4-12-2013	5,000,000	5,000,000
Swedbank	0.16	2-1-2013	13,000,000	13,000,000
Toronto-Dominion Bank	0.19	5-8-2013	6,000,000	6,000,000

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Prime Investment Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Certificates of Deposit (continued)
Toronto-Dominion Bank	0.22%	2-13-2013	$10,000,000	$10,000,000
Toronto-Dominion Bank	0.29	2-4-2013	19,000,000	19,000,000
Toronto-Dominion Bank ±	0.30	7-26-2013	8,000,000	8,000,000
Toronto-Dominion Bank ±	0.30	10-21-2013	3,000,000	3,000,000
Toronto-Dominion Bank	0.31	9-13-2013	7,000,000	7,000,000

Total Certificates of Deposit (Cost $638,151,372)				638,151,372

Commercial Paper: 44.41%

Asset-Backed Commercial Paper: 13.33%
Alpine Securitization Corporation 144A (z)	0.18	2-27-2013	10,000,000	9,998,700
Alpine Securitization Corporation 144A (z)	0.19	2-4-2013	6,000,000	5,999,905
Alpine Securitization Corporation 144A (z)	0.19	2-19-2013	7,000,000	6,999,335
Alpine Securitization Corporation 144A (z)	0.19	2-20-2013	5,000,000	4,999,499
Alpine Securitization Corporation 144A (z)	0.20	2-12-2013	9,000,000	8,999,450
Anglesea Funding LLC 144A (z)	0.42	2-4-2013	3,000,000	2,999,895
Anglesea Funding LLC 144A (z)	0.42	2-27-2013	3,000,000	2,999,090
Antalis US Funding Corporation 144A (z)	0.40	3-21-2013	2,000,000	1,998,933
Bedford Row Funding Corporation 144A (z)	0.35	8-1-2013	5,000,000	4,991,201
CAFCO LLC 144A (z)	0.21	2-28-2013	2,000,000	1,999,685
CAFCO LLC 144A (z)	0.22	2-25-2013	2,000,000	1,999,707
Collateralized Commercial Paper Company LLC (z)	0.30	5-22-2013	4,000,000	3,996,333
Collateralized Commercial Paper Company LLC (z)	0.32	4-10-2013	10,000,000	9,993,956
Collateralized Commercial Paper Company LLC (z)	0.32	4-12-2013	7,000,000	6,995,644
Collateralized Commercial Paper Company LLC (z)	0.35	5-13-2013	7,000,000	6,993,126
Concord Minutemen Capital Company 144A (z)	0.30	3-11-2013	2,000,000	1,999,367
Concord Minutemen Capital Company 144A (z)	0.31	3-5-2013	3,000,000	2,999,173
CRC Funding LLC 144A (z)	0.21	2-28-2013	4,000,000	3,999,370
CRC Funding LLC 144A (z)	0.22	3-1-2013	5,000,000	4,999,144
Fairway Finance Corporation 144A (z)	0.20	4-25-2013	2,000,000	1,999,078
Fairway Finance Corporation 144A (z)	0.23	2-20-2013	3,000,000	2,999,636
Gotham Funding Corporation 144A (z)	0.21	4-5-2013	1,000,000	999,633
Gotham Funding Corporation 144A (z)	0.23	2-19-2013	3,000,000	2,999,655
Gotham Funding Corporation 144A (z)	0.23	3-11-2013	3,000,000	2,999,272
Gotham Funding Corporation 144A (z)	0.23	3-12-2013	4,000,000	3,999,003
Gotham Funding Corporation 144A (z)	0.24	3-21-2013	4,000,000	3,998,720
Gotham Funding Corporation 144A (z)	0.25	2-21-2013	6,000,000	5,999,167
Govco LLC 144A (z)	0.21	2-22-2013	5,000,000	4,999,388
Govco LLC 144A (z)	0.21	3-8-2013	5,000,000	4,998,979
Govco LLC 144A (z)	0.22	3-14-2013	4,000,000	3,998,998
Legacy Capital Company 144A (z)	0.38	2-7-2013	7,000,000	6,999,557
Legacy Capital Company 144A (z)	0.38	4-18-2013	4,000,000	3,996,791
Lexington Parker Capital Company LLC 144A (z)	0.38	2-8-2013	10,000,000	9,999,261
Lexington Parker Capital Company LLC 144A (z)	0.38	4-18-2013	8,000,000	7,993,582
Liberty Funding LLC 144A (z)	0.18	2-27-2013	3,000,000	2,999,610
Liberty Funding LLC 144A (z)	0.20	2-1-2013	4,000,000	4,000,000
Liberty Funding LLC 144A (z)	0.20	4-2-2013	4,000,000	3,998,667
Liberty Funding LLC 144A (z)	0.22	2-6-2013	3,000,000	2,999,908
Liberty Funding LLC 144A (z)	0.24	3-11-2013	4,000,000	3,998,987
Liberty Funding LLC 144A (z)	0.25	3-25-2013	2,000,000	1,999,278

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Prime Investment Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Commercial Paper (continued)
LMA Americas LLC 144A (z)	0.28%	2-15-2013	$1,000,000	$999,891
Manhattan Asset Funding LLC 144A (z)	0.22	2-26-2013	10,000,000	9,998,472
Market Street Funding Corporation 144A (z)	0.22	4-9-2013	3,000,000	2,998,772
Market Street Funding Corporation 144A (z)	0.22	4-16-2013	5,000,000	4,997,739
Market Street Funding Corporation 144A (z)	0.23	3-11-2013	4,000,000	3,999,029
MetLife Short Term Funding LLC 144A (z)	0.22	2-5-2013	11,000,000	10,999,731
Old Line Funding LLC 144A (z)	0.35	2-8-2013	7,000,000	6,999,524
Regency Markets No.1 LLC 144A (z)	0.19	2-20-2013	15,000,000	14,998,496
Regency Markets No.1 LLC 144A (z)	0.19	2-28-2013	12,000,000	11,998,290
Regency Markets No.1 LLC 144A (z)	0.21	2-6-2013	7,000,000	6,999,796
Salisbury Receivables Company 144A (z)	0.22	2-8-2013	5,000,000	4,999,786
Sheffield Receivables Corporation 144A (z)	0.22	2-12-2013	2,000,000	1,999,866
Sheffield Receivables Corporation 144A (z)	0.22	2-20-2013	2,000,000	1,999,768
Sheffield Receivables Corporation 144A (z)	0.22	3-6-2013	1,000,000	999,798
Sheffield Receivables Corporation 144A (z)	0.36	2-6-2013	3,000,000	2,999,850
Straight-A Funding LLC 144A (z)	0.18	2-4-2013	5,000,000	4,999,925
Straight-A Funding LLC 144A (z)	0.19	2-25-2013	3,000,000	2,999,620
Straight-A Funding LLC 144A (z)	0.19	3-8-2013	5,000,000	4,999,076
Straight-A Funding LLC 144A (z)	0.19	4-1-2013	3,000,000	2,999,066
Straight-A Funding LLC 144A (z)	0.19	4-2-2013	5,000,000	4,998,417
Surrey Funding Corporation 144A (z)	0.31	3-8-2013	5,000,000	4,998,493
Surrey Funding Corporation 144A (z)	0.36	2-7-2013	3,000,000	2,999,820
Sydney Capital Corporation 144A (z)	0.25	4-9-2013	3,000,000	2,998,548
Sydney Capital Corporation 144A (z)	0.28	2-14-2013	2,000,000	1,999,798
Sydney Capital Corporation 144A (z)	0.28	3-14-2013	3,000,000	2,999,043
Thunder Bay Funding LLC 144A (z)	0.35	2-1-2013	2,000,000	2,000,000
Thunder Bay Funding LLC 144A (z)	0.35	2-7-2013	6,000,000	5,999,650
Victory Receivables 144A (z)	0.21	2-14-2013	5,000,000	4,999,621
Victory Receivables 144A (z)	0.21	2-21-2013	5,000,000	4,999,417
Victory Receivables 144A (z)	0.22	3-22-2013	5,000,000	4,998,503
Victory Receivables 144A (z)	0.23	3-4-2013	4,000,000	3,999,208
Victory Receivables 144A (z)	0.23	3-5-2013	2,000,000	1,999,591
Victory Receivables 144A (z)	0.23	3-8-2013	2,000,000	1,999,553
Victory Receivables 144A (z)	0.23	3-14-2013	4,000,000	3,998,952
Victory Receivables 144A (z)	0.23	3-18-2013	7,000,000	6,997,988

				351,911,780

Financial Company Commercial Paper: 27.11%
ANZ National Limited 144A (z)	0.20	4-24-2013	5,000,000	4,997,722
ASB Finance Limited 144A (z)	0.24	2-5-2013	6,000,000	5,999,840
ASB Finance Limited 144A ±	0.38	4-8-2013	8,000,000	8,000,000
ASB Finance Limited 144A ±	0.38	2-25-2013	13,000,000	13,000,000
ASB Finance Limited 144A ±	0.40	7-23-2013	9,000,000	9,000,000
ASB Finance Limited 144A ±	0.44	9-5-2013	3,000,000	3,000,000
Australia & New Zealand Banking Group 144A ±	0.36	11-18-2013	5,000,000	5,000,000
Banco De Chile 144A (z)	0.42	3-15-2013	2,000,000	1,999,020
Banco De Credito E Inversiones 144A (z)	0.45	2-1-2013	4,000,000	4,000,000
Barclays Bank plc 144A (z)	0.35	5-29-2013	4,000,000	3,995,450
BNZ International Funding Limited 144A (z)	0.23	2-14-2013	1,000,000	999,917
BNZ International Funding Limited 144A (z)	0.23	2-21-2013	2,000,000	1,999,744

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Prime Investment Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Financial Company Commercial Paper (continued)
BNZ International Funding Limited 144A (z)	0.24%	3-5-2013	$2,000,000	$1,999,582
BNZ International Funding Limited 144A (z)	0.24	2-5-2013	8,000,000	7,999,787
BNZ International Funding Limited 144A ±	0.41	10-2-2013	9,000,000	9,000,000
BNZ International Funding Limited 144A ±	0.41	11-1-2013	10,000,000	10,000,000
BNZ International Funding Limited 144A ±	0.48	2-28-2013	1,000,000	1,000,001
BPCE 144A (z)	0.37	4-1-2013	8,000,000	7,995,149
BPCE 144A (z)	0.37	4-9-2013	6,000,000	5,995,868
Caisse Centrale Desjardins du Quebec 144A (z)	0.19	2-15-2013	6,000,000	5,999,556
Caisse Centrale Desjardins du Quebec 144A (z)	0.22	3-13-2013	3,000,000	2,999,267
Caisse Centrale Desjardins du Quebec 144A (z)	0.23	2-6-2013	14,000,000	13,999,553
Caisse Centrale Desjardins du Quebec 144A (z)	0.23	2-8-2013	4,000,000	3,999,821
Caisse Centrale Desjardins du Quebec 144A (z)	0.24	2-20-2013	5,000,000	4,999,380
Caisse Centrale Desjardins du Quebec 144A (z)	0.24	2-22-2013	3,000,000	2,999,589
Caisse Centrale Desjardins du Quebec 144A (z)	0.24	4-4-2013	1,000,000	999,587
Caisse Centrale Desjardins du Quebec 144A (z)	0.25	2-12-2013	2,000,000	1,999,847
Caisse Centrale Desjardins du Quebec 144A (z)	0.25	2-28-2013	4,000,000	3,999,250
Caisse Centrale Desjardins du Quebec 144A (z)	0.25	3-4-2013	10,000,000	9,997,847
Commonwealth Bank of Australia 144A (z)	0.21	5-6-2013	3,000,000	2,998,332
Commonwealth Bank of Australia 144A (z)	0.23	2-28-2013	4,000,000	3,999,310
Commonwealth Bank of Australia 144A ±	0.36	11-29-2013	2,000,000	1,999,832
Commonwealth Bank of Australia 144A ±	0.36	11-14-2013	4,000,000	4,000,000
CPPIB Capital Incorporated 144A (z)	0.17	4-3-2013	5,000,000	4,998,560
CPPIB Capital Incorporated 144A (z)	0.17	3-27-2013	5,000,000	4,998,725
CPPIB Capital Incorporated 144A (z)	0.18	4-22-2013	5,000,000	4,998,000
CPPIB Capital Incorporated 144A (z)	0.20	3-26-2013	14,000,000	13,996,010
CPPIB Capital Incorporated 144A (z)	0.20	4-4-2013	4,000,000	3,998,622
CPPIB Capital Incorporated 144A (z)	0.21	3-5-2013	2,000,000	1,999,627
CPPIB Capital Incorporated 144A (z)	0.21	3-13-2013	2,000,000	1,999,533
CPPIB Capital Incorporated 144A (z)	0.21	3-14-2013	9,000,000	8,997,848
CPPIB Capital Incorporated 144A (z)	0.22	3-20-2013	3,000,000	2,999,138
Credit Agricole North America Incorporated (z)	0.38	4-8-2013	10,000,000	9,993,033
Credit Agricole North America Incorporated (z)	0.38	4-9-2013	10,000,000	9,992,928
Credit Suisse New York (z)	0.25	5-23-2013	15,000,000	14,988,438
Credit Suisse New York (z)	0.26	3-21-2013	8,000,000	7,997,227
Credit Suisse New York (z)	0.26	3-28-2013	8,000,000	7,996,822
DBS Bank Limited 144A (z)	0.21	4-23-2013	10,000,000	9,995,275
DNB Nor Bank ASA 144A (z)	0.24	5-21-2013	11,000,000	10,992,007
DNB Nor Bank ASA 144A (z)	0.25	5-7-2013	10,000,000	9,993,535
DNB Nor Bank ASA 144A ±	0.46	9-20-2013	14,000,000	14,000,000
HSBC Bank plc (z)	0.23	4-5-2013	1,000,000	999,598
HSBC Bank plc 144A ±	0.44	10-15-2013	10,000,000	10,000,000
HSBC Bank plc 144A ±	0.44	10-1-2013	10,000,000	10,000,000
JPMorgan Chase & Company ±	0.36	3-6-2013	13,000,000	13,000,000
Natexis US Finance Company LLC (z)	0.37	4-2-2013	10,000,000	9,993,833
Natexis US Finance Company LLC (z)	0.37	4-3-2013	3,000,000	2,998,119
National Australia Bank Limited 144A (z)	0.22	2-6-2013	9,000,000	8,999,725
Nationwide Building Society 144A (z)	0.30	3-28-2013	8,000,000	7,996,333
Nationwide Building Society 144A (z)	0.30	4-9-2013	5,000,000	4,997,208
Nationwide Building Society 144A (z)	0.55	4-4-2013	10,000,000	9,990,528
Oversea-Chinese Banking Corporation Limited (z)	0.18	2-4-2013	6,000,000	5,999,910

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Prime Investment Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Financial Company Commercial Paper (continued)
Oversea-Chinese Banking Corporation Limited (z)	0.19%	3-28-2013	$10,000,000	$9,997,098
Oversea-Chinese Banking Corporation Limited (z)	0.20	4-30-2013	5,000,000	4,997,555
Oversea-Chinese Banking Corporation Limited (z)	0.21	2-8-2013	5,000,000	4,999,796
Prudential plc 144A (z)	0.00	4-29-2013	8,000,000	7,994,780
SBAB Bank AB 144A (z)	0.30	4-2-2013	2,000,000	1,999,000
SBAB Bank AB 144A (z)	0.31	2-5-2013	13,000,000	12,999,552
SBAB Bank AB 144A (z)	0.31	2-8-2013	3,000,000	2,999,819
SBAB Bank AB 144A (z)	0.31	2-11-2013	5,000,000	4,999,569
SBAB Bank AB 144A (z)	0.31	2-19-2013	5,000,000	4,999,225
Skandinaviska Enskilda Banken AG 144A (z)	0.42	5-15-2013	4,000,000	3,995,222
Skandinaviska Enskilda Banken AG 144A (z)	0.60	7-8-2013	23,000,000	22,939,817
Societe Generale New York (z)	0.37	4-2-2013	9,000,000	8,994,450
Societe Generale New York (z)	0.38	4-3-2013	5,000,000	4,996,781
State Street Corporation (z)	0.18	4-22-2013	3,000,000	2,998,800
State Street Corporation (z)	0.18	5-1-2013	3,000,000	2,998,665
State Street Corporation (z)	0.22	3-12-2013	5,000,000	4,998,808
Sumitomo Mitsui Banking Corporation 144A (z)	0.16	2-5-2013	25,000,000	24,999,556
Sumitomo Mitsui Banking Corporation 144A (z)	0.25	4-8-2013	4,000,000	3,998,167
Suncorp Group Limited 144A (z)	0.44	3-12-2013	5,000,000	4,997,617
Suncorp Group Limited 144A (z)	0.44	3-18-2013	2,000,000	1,998,900
Suncorp Group Limited 144A (z)	0.44	4-30-2013	4,000,000	3,995,698
Suncorp Group Limited 144A (z)	0.45	2-5-2013	4,000,000	3,999,800
Suncorp Group Limited 144A (z)	0.45	3-11-2013	2,000,000	1,999,050
Swedbank (z)	0.26	3-25-2013	10,000,000	9,996,317
Swedbank (z)	0.26	3-27-2013	16,000,000	15,993,880
Swedbank (z)	0.28	3-20-2013	5,000,000	4,998,172
Swedbank (z)	0.49	7-3-2013	10,000,000	9,979,311
Swedbank (z)	0.50	7-1-2013	9,000,000	8,981,250
Swedbank (z)	0.50	7-2-2013	4,000,000	3,991,611
Toyota Credit Canada Incorporated (z)	0.25	3-15-2013	3,000,000	2,999,125
Toyota Credit Canada Incorporated (z)	0.25	3-19-2013	4,000,000	3,998,722
UBS Finance Delaware LLC (z)	0.22	5-14-2013	15,000,000	14,990,650
UOB Funding LLC (z)	0.22	2-21-2013	6,000,000	5,999,267
UOB Funding LLC (z)	0.24	4-4-2013	10,000,000	9,995,867
Westpac Banking Corporation 144A ±	0.35	1-16-2014	9,000,000	8,999,120
Westpac Banking Corporation 144A ±	0.36	11-8-2013	4,000,000	3,999,684
Westpac Securities NZ Limited 144A ±	0.38	4-8-2013	9,000,000	9,000,187
Westpac Securities NZ Limited 144A ±	0.38	2-22-2013	13,000,000	13,000,000
Westpac Securities NZ Limited 144A ±	0.38	2-25-2013	8,000,000	8,000,000
Westpac Securities NZ Limited 144A ±	0.40	10-25-2013	10,000,000	10,000,000
Westpac Securities NZ Limited 144A ±	0.46	7-22-2013	11,000,000	11,000,000
Westpac Securities NZ Limited 144A ±	0.50	4-15-2013	5,000,000	5,000,505

				715,705,226

Other Commercial Paper: 3.97%
ACTS Retirement Life Communities Incorporated (z)	0.36	3-13-2013	2,000,000	1,999,200
CNPC Finance 144A (z)	0.30	2-4-2013	4,000,000	3,999,900
CNPC Finance 144A (z)	0.30	3-28-2013	5,000,000	4,997,708
CNPC Finance 144A (z)	0.36	3-11-2013	2,000,000	1,999,240
CNPC Finance 144A (z)	0.36	4-23-2013	7,000,000	6,994,330

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Prime Investment Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Other Commercial Paper (continued)
CNPC Finance 144A (z)	0.37%	3-22-2013	$5,000,000	$4,997,482
CNPC Finance 144A (z)	0.37	4-11-2013	3,000,000	2,997,873
CNPC Finance 144A (z)	0.37	3-14-2013	5,000,000	4,997,893
CNPC Finance 144A (z)	0.38	4-17-2013	7,000,000	6,994,458
Mitsui & Company USA Incorporated (z)	0.28	2-12-2013	5,000,000	4,999,572
Motiva Enterprises LLC (z)	0.18	2-13-2013	3,000,000	2,999,820
Motiva Enterprises LLC (z)	0.20	2-11-2013	6,000,000	5,999,683
Sinochem Company Limited (z)	0.18	3-5-2013	4,000,000	3,999,360
Sinochem Company Limited (z)	0.20	2-20-2013	3,000,000	2,999,683
Sinochem Company Limited (z)	0.30	5-7-2013	2,000,000	1,998,417
Toyota Credit de Puerto Rico (z)	0.21	5-10-2013	5,000,000	4,997,142
Toyota Credit de Puerto Rico (z)	0.25	3-22-2013	3,000,000	2,998,979
Toyota Motor Credit Corporation (z)	0.22	5-23-2013	7,000,000	6,995,252
Toyota Motor Credit Corporation (z)	0.27	3-4-2013	6,000,000	5,998,605
Toyota Motor Credit Corporation (z)	0.27	3-6-2013	7,000,000	6,998,268
Toyota Motor Credit Corporation (z)	0.35	2-25-2013	14,000,000	13,996,733

				104,959,598

Total Commercial Paper (Cost $1,172,576,604)				1,172,576,604

Government Agency Debt: 2.16%
FHLB ±	0.29	2-5-2013	6,000,000	5,999,973
FHLB ±	0.29	3-7-2013	10,000,000	9,999,717
FHLB ±	0.29	5-9-2013	2,000,000	1,999,838
FHLB ±	0.30	3-28-2013	11,000,000	10,999,653
FHLB ±	0.31	5-2-2013	5,000,000	4,999,749
FHLB ±	0.32	4-1-2013	9,000,000	9,000,000
FHLB ±	0.32	5-17-2013	10,000,000	10,000,000
FHLB ±	0.34	5-17-2013	4,000,000	4,000,000

Total Government Agency Debt (Cost $56,998,930)				56,998,930

Municipal Obligations: 13.50%

Alabama: 0.14%

Variable Rate Demand Note ø: 0.14%
Homewood AL Educational Building Authority (Education Revenue, Branch Banking & Trust LOC)	0.10	12-1-2043	3,602,000	3,602,000

Alaska: 0.08%

Variable Rate Demand Note ø: 0.08%
Alaska Housing Finance Corporation Series 2006-0022 (Housing Revenue, U.S. Bank NA LOC, U.S. Bank NA LIQ)	0.10	12-1-2030	1,990,000	1,990,000

California: 1.71%

Other Municipal Debt: 0.34%
Los Angeles County CA Metropolitan Transportation Authority Series ATBB (Transportation Revenue)	0.23	2-13-2013	4,000,000	4,000,000
Orange County CA Pension Taxable Series A (Miscellaneous Revenue)	0.61	11-1-2013	1,000,000	1,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Prime Investment Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Other Municipal Debt (continued)
Orange County CA Pension Taxable Series A (Miscellaneous Revenue)	0.85%	2-1-2013	$2,000,000	$2,000,000
San Francisco CA City & County Public Utilities Commission Series A2T (Utilities Revenue)	0.23	2-21-2013	2,000,000	2,000,000

				9,000,000

Variable Rate Demand Notes ø: 1.37%
California Series A-1 PUTTER (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	5-30-2013	19,000,000	19,000,000
Newport Beach CA Hoag Memorial Hospital Series F (Health Revenue, Bank of America NA LOC)	0.12	12-1-2040	10,645,000	10,645,000
San Bernardino County CA Flood Control District (Miscellaneous Revenue, Bank of America NA LOC)	0.12	8-1-2037	4,500,000	4,500,000
San Francisco CA City & County COPS Series B001 (Miscellaneous Revenue, Morgan Stanley Bank LIQ) 144A	0.25	11-1-2041	1,000,000	1,000,000
San Francisco CA City & County RDA Notre Dame Apartments Series G (Housing Revenue, Citibank NA LOC)	0.15	12-1-2033	965,000	965,000

				36,110,000

Colorado: 0.47%

Variable Rate Demand Notes ø: 0.47%
Colorado HFA Class I Series A-2 (Housing Revenue, Royal Bank of Canada SPA)	0.12	11-1-2026	2,000,000	2,000,000
Colorado HFA Taxable MFHR Project B-2 (Housing Revenue, FHLB SPA)	0.17	5-1-2050	9,720,000	9,720,000
Colorado TRAN JPMorgan Chase PUTTER/DRIVER Trust Series 4251 (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	6-27-2013	765,000	765,000

				12,485,000

District of Columbia: 0.15%

Other Municipal Debt: 0.15%
District of Columbia Water and Sewer Authority Series C (Water & Sewer Revenue)	0.20	3-12-2013	4,000,000	4,000,000

Florida: 0.22%

Variable Rate Demand Notes ø: 0.22%
Hillsborough FL JPMorgan Chase PUTTER/DRIVER Trust Series 4172 (Lease Revenue, JPMorgan Chase & Company LIQ) 144A	0.14	1-1-2020	995,000	995,000
Volusia County FL Eclipse Funding Trust Series 0008 (Miscellaneous Revenue, U.S. Bank NA LOC, AGM Insured, U.S. Bank NA LIQ)	0.10	8-1-2013	1,985,000	1,985,000
Volusia County FL Eclipse Funding Trust Series 0036 (Miscellaneous Revenue, U.S. Bank NA LOC, AGM Insured, U.S. Bank NA LIQ)	0.10	8-1-2032	2,970,000	2,970,000

				5,950,000

Georgia: 0.08%

Variable Rate Demand Note ø: 0.08%
Wayne County GA IDA Solid Waste Disposal Rayonier Project Series 2000 (IDR, Bank of America NA LOC)	0.14	5-1-2020	2,000,000	2,000,000

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Prime Investment Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Illinois: 0.81%

Variable Rate Demand Notes ø: 0.81%
Chicago IL Metropolitan Water Reclamation PFOTER Series 727 (Tax Revenue, Bank of America NA LIQ) 144A	0.09%	12-1-2028	$4,000,000	$4,000,000
Chicago IL Various Projects Series B-1 (GO, JPMorgan Chase & Company SPA)	0.15	1-1-2034	1,000,000	1,000,000
Chicago IL Water District Eclipse Funding Trust Series 2006-A (Water & Sewer Revenue, U.S. Bank NA LOC, U.S. Bank NA LIQ)	0.10	5-1-2014	2,990,000	2,990,000
Cook County IL Various Projects Series D (Tax Revenue)	0.19	11-1-2030	6,000,000	6,000,000
Springfield IL Electric Senior Lien Electric Revenue Bonds Series 2007 PUTTER Series 1314 (Utilities Revenue, BHAC/MBIA Insured, JPMorgan Chase & Company LIQ)	0.13	3-1-2014	7,525,000	7,525,000

				21,515,000

Indiana: 0.23%

Variable Rate Demand Note ø: 0.23%
Madison IN Arvin Sango Incorporated Project (IDR, Bank of Tokyo- Mitsubishi LOC)	0.13	8-1-2017	6,000,000	6,000,000

Iowa: 0.39%

Variable Rate Demand Note ø: 0.39%
Iowa Financial Authority SFMR Series C (Housing Revenue, GNMA/FNMA/FHLMC Insured, FHLB SPA)	0.15	1-1-2039	10,180,000	10,180,000

Kentucky: 0.08%

Variable Rate Demand Note ø: 0.08%
Kentucky Housing Corporation Series M (Housing Revenue, PNC Bank NA SPA)	0.14	1-1-2033	2,000,000	2,000,000

Maryland: 0.85%

Variable Rate Demand Notes ø: 0.85%
Baltimore MD Package Systems Facilities (Transportation Revenue, Bank of America NA LOC)	0.23	7-1-2032	4,705,000	4,705,000
Maryland CDA Housing & Community Residential Series B (Housing Revenue)	0.20	9-1-2033	15,000,000	15,000,000
Maryland Health & HEFAR Series D (Miscellaneous Revenue, Bank of America NA LOC)	0.12	1-1-2029	2,820,000	2,820,000

				22,525,000

Massachusetts: 0.10%

Variable Rate Demand Note ø: 0.10%
Massachusetts HEFA Boston University Project Series N (Education Revenue, Bank of America NA LOC)	0.18	10-1-2034	2,565,000	2,565,000

Michigan: 0.45%

Variable Rate Demand Notes ø: 0.45%
Michigan Housing Development Authority Series A (Housing Revenue, Bank of Tokyo-Mitsubishi SPA)	0.10	4-1-2040	2,975,000	2,975,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Prime Investment Money Market Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø(continued)
Michigan Housing Development Authority Series A (Housing Revenue, JPMorgan Chase & Company SPA)	0.15%	10-1-2037	$3,000,000	$3,000,000
Royal Bank of Canada Municipal Products Incorporated Series L-28 (Education Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ)	0.16	9-1-2033	2,000,000	2,000,000
Royal Bank of Canada Municipal Products Incorporated Series L-31 (Education Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ)	0.16	9-1-2032	4,000,000	4,000,000

				11,975,000

Minnesota: 0.84%

Variable Rate Demand Notes ø: 0.84%
Minnesota HFA Residential Housing Series E (Housing Revenue, State Street Bank & Trust Company SPA)	0.20	7-1-2038	4,875,000	4,875,000
Minnesota HFA Residential Housing Series T (Housing Revenue, State Street Bank & Trust Company SPA)	0.20	7-1-2048	7,490,000	7,490,000
Minnesota Office of Higher Education Supplemental Student Loan Project Series A (Education Revenue, U.S. Bank NA LOC)	0.10	9-1-2046	2,000,000	2,000,000
Minnesota Office of Higher Education Supplemental Student Loan Project Series B (Education Revenue, State Street Bank & Trust Company LOC)	0.10	9-1-2046	1,800,000	1,800,000
Minnesota Office of Higher Education Supplemental Student Loan Project Series B (Education Revenue, Royal Bank of Canada LOC)	0.10	8-1-2047	6,000,000	6,000,000

				22,165,000

Nevada: 0.35%

Variable Rate Demand Notes ø: 0.35%
Nevada Department of Business & Industry Various Public Services Incorporated Project (Resource Recovery Revenue, Bank of America NA LOC)	0.14	12-1-2035	1,000,000	1,000,000
Washoe County NV Eclipse Funding Trust Series 2006-0142 (GO, U.S. Bank NA LOC, U.S. Bank NA LIQ)	0.14	3-1-2036	8,300,000	8,300,000

				9,300,000

New Jersey: 0.30%

Variable Rate Demand Notes ø: 0.30%
New Jersey Housing & Mortgage Finance Agency Series G (Housing Revenue, Bank of America NA LOC)	0.20	11-1-2039	4,960,000	4,960,000
Royal Bank of Canada Municipal Products Incorporated (Tax Revenue, Royal Bank of Canada LOC) 144A	0.33	1-1-2018	3,000,000	3,000,000

				7,960,000

New Mexico: 0.04%

Variable Rate Demand Note ø: 0.04%
New Mexico Educational Authority PFOTER Series 637 (Education Revenue, Guaranteed Student Loans)	0.15	4-1-2037	1,000,000	1,000,000

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Prime Investment Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

New York: 1.17%

Variable Rate Demand Notes ø: 1.17%
New York Liberty Development Corporation JPMorgan Chase PUTTER/DRIVER Trust Series 4011Z (Port Authority Revenue, JPMorgan Chase & Company LIQ) 144A	0.11%	6-15-2019	$2,990,000	$2,990,000
New York HFA Biltmore Tower Housing Project Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	5-15-2034	5,000,000	5,000,000
New York HFA Clinton Green South Project Series A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	11-1-2038	2,000,000	2,000,000
New York HFA Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.12	5-15-2041	5,000,000	5,000,000
New York HFA Victory Housing Project Series 2004-A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	11-1-2033	2,000,000	2,000,000
New York HFA West 31st Street Housing Project Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	5-15-2038	10,000,000	10,000,000
New York NY Housing Development Corporation Thessalonica Court Series A (Housing Revenue, Citibank NA LOC)	0.11	1-1-2036	3,790,000	3,790,000

				30,780,000

Ohio: 0.42%

Variable Rate Demand Notes ø: 0.42%
Lancaster OH Port Authority Gas Series 2008 (Utilities Revenue, Royal Bank of Canada SPA)	0.10	5-1-2038	5,000,000	5,000,000
Ohio HFA Residential Mortgage Backed Series B (Housing Revenue, GNMA/FNMA Insured, JPMorgan Chase & Company SPA)	0.13	9-1-2038	2,000,000	2,000,000
Ohio HFA Residential Mortgage Backed Series E (Housing Revenue, GNMA/FNMA Insured, JPMorgan Chase & Company SPA)	0.13	9-1-2038	2,000,000	2,000,000
Ohio Housing Finance Agency Residential Mortgage Series D (Housing Revenue, FHLB SPA)	0.12	9-1-2036	2,000,000	2,000,000

				11,000,000

Pennsylvania: 0.78%

Other Municipal Debt: 0.11%
Philadelphia PA IDA City Service Agreement Series 2012 (Miscellaneous Revenue)	0.50	4-1-2013	3,000,000	3,000,000

Variable Rate Demand Notes ø: 0.67%
Montgomery County PA IDA Series 3238 (Health Revenue, FHA Insured) 144A	0.10	8-1-2030	1,000,000	1,000,000
Pennsylvania Public School Building Authority (Education Revenue, AGM Insured)	0.10	6-1-2032	10,000,000	10,000,000
Philadelphia PA Series 2005 C-2 (Airport Revenue, Royal Bank of Canada LOC)	0.10	6-15-2025	6,720,000	6,720,000

				17,720,000

Puerto Rico: 0.15%

Variable Rate Demand Note ø: 0.15%
Puerto Rico Sales Tax Financing Corporation Series 3036 (Tax Revenue)	0.10	8-1-2057	4,000,000	4,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Prime Investment Money Market Fund	19

Security name	Interest rate	Maturity date	Principal	Value

South Carolina: 0.28%

Other Municipal Debt: 0.15%
South Carolina Public Service Authority Series AA IAM 95 (Utilities Revenue)	0.23%	2-4-2013	$3,000,000	$3,000,000
South Carolina Public Service Authority Series AA IAM 96 (Utilities Revenue)	0.23	2-21-2013	1,000,000	1,000,000

				4,000,000

Variable Rate Demand Note ø: 0.13%
Greenville County SC School District Installment PFOTER Series 730 (Lease Revenue, Bank of America NA LIQ) 144A	0.09	12-1-2028	3,435,000	3,435,000

South Dakota: 0.11%

Variable Rate Demand Note ø: 0.11%
South Dakota Housing Development Authority Series C (Housing Revenue, FHLB SPA)	0.10	5-1-2037	3,000,000	3,000,000

Tennessee: 0.47%

Variable Rate Demand Notes ø: 0.47%
Chattanooga TN Industrial Development Board BlueCross Corporation (IDR, Bank of America NA LOC)	0.20	1-1-2028	4,000,000	4,000,000
Johnson City TN Health & Educational Facilities Board (Health Revenue, PNC Bank NA LOC)	0.18	7-1-2033	7,655,000	7,655,000
Johnson City TN Health & Educational Facilities Board (Health Revenue, U.S. Bank NA LOC)	0.19	7-1-2033	635,000	635,000

				12,290,000

Texas: 1.40%

Variable Rate Demand Notes ø: 1.40%
Harris County TX Cultural Education Facilities Finance Corporation Hermann Health Series D2 (Health Revenue, JPMorgan Chase & Company LOC)	0.11	6-1-2029	2,000,000	2,000,000
Texas JPMorgan Chase PUTTER Trust Series 4262 (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	8-30-2013	22,000,000	22,000,000
Mission TX Economic Development Solid Waste Disposal IESI Corporation (Solid Waste Revenue, Bank of America NA LOC)	0.10	4-1-2022	3,000,000	3,000,000
Texas Municipal Gas Acquisition & Supply Corporation Series 2848 (Miscellaneous Revenue, Morgan Stanley Bank LIQ)	0.40	12-15-2026	6,880,537	6,880,537
Texas Product Development Program Series A (GO, National Australia Bank SPA)	0.18	6-1-2045	3,000,000	3,000,000

				36,880,537

Washington: 0.52%

Variable Rate Demand Notes ø: 0.52%
Seattle WA Eclipse Funding Trust (Port Authority Revenue, U.S. Bank NA LOC, U.S. Bank NA LIQ) 144A	0.10	3-1-2035	1,995,000	1,995,000
Washington GO PUTTER Series 2640 (GO, JPMorgan Chase & Company LIQ)	0.11	1-1-2016	9,995,000	9,995,000
Washington Housing Finance Commission Series 1430-R (Housing Revenue, GNMA/FNMA/FHLMC Insured, Bank of America NA SPA)	0.27	6-1-2037	1,810,000	1,810,000

				13,800,000

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Prime Investment Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin: 0.76%

Variable Rate Demand Notes ø: 0.76%
Wisconsin HEFA Hess Memorial Hospital Incorporated Series 2007 (Health Revenue, U.S. Bank NA LOC)	0.10%	5-1-2024	$3,390,000	$3,390,000
Wisconsin Housing & EDA Home Ownership Series D (Housing Revenue, FNMA LOC)	0.11	9-1-2035	1,570,000	1,570,000
Wisconsin Housing & EDA Series F (Housing Revenue, Bank of Nova Scotia SPA)	0.20	5-1-2030	6,720,000	6,720,000
Wisconsin Housing & EDA Series F (Housing Revenue, Bank of Nova Scotia SPA)	0.20	11-1-2030	8,440,000	8,440,000

				20,120,000

Wyoming: 0.15%

Variable Rate Demand Note ø: 0.15%
Wyoming CDA Variable Single Family Mortgage Series A (Housing Revenue, Bank of America NA SPA)	0.11	12-1-2032	4,000,000	4,000,000

Total Municipal Obligations (Cost $356,347,537)				356,347,537

Other Instruments: 0.53%
Australia & New Zealand Banking Group 144A±	1.05	1-10-2014	2,000,000	2,013,025
Citibank NA	0.17	2-7-2013	10,000,000	10,000,000
Oakland-Alameda County CA Series A-2 Municipal Commercial Paper	0.19	2-14-2013	953,860	953,860
Westpac Banking Corporation 144A±	1.55	1-30-2014	1,000,000	1,012,024

Total Other Instruments (Cost $13,978,909)				13,978,909

Other Notes: 1.17%

Corporate Bonds and Notes: 1.17%
JPMorgan Chase & Company ±	0.96	2-26-2013	3,000,000	3,000,949
MetLife Institutional Funding 144A±	0.56	4-3-2013	7,000,000	7,003,858
Toyota Motor Credit Corporation ±	0.31	12-9-2013	7,000,000	7,000,000
Toyota Motor Credit Corporation ±	0.38	7-19-2013	14,000,000	14,000,000

Total Other Notes (Cost $31,004,807)				31,004,807

Repurchase Agreements ^^: 13.11%
Bank of Nova Scotia, dated 1-31-2013, maturity value $51,000,241 (1)	0.17	2-1-2013	51,000,000	51,000,000
Barclays Capital Incorporated, dated 1-31-2013, maturity value $29,000,129 (2)	0.16	2-1-2013	29,000,000	29,000,000
Barclays Capital Incorporated, dated 1-31-2013, maturity value $68,000,321 (3)	0.17	2-1-2013	68,000,000	68,000,000
Deutsche Bank Securities, dated 1-31-2013, maturity value $17,050,081 (4)	0.17	2-1-2013	17,050,000	17,050,000
Goldman Sachs & Company, dated 1-2-2013, maturity value $22,010,811 (5)±(i)§¢	0.29	3-4-2013	22,000,000	22,000,000
Goldman Sachs & Company, dated 1-15-2013, maturity value $4,001,547 (6)±(i)§¢	0.29	3-4-2013	4,000,000	4,000,000
JP Morgan Securities, dated 1-10-2013, maturity value $20,002,928 (7)±	0.24	2-1-2013	20,000,000	20,000,000
RBC Capital Markets, dated 1-31-2013, maturity value $47,000,209 (8)	0.16	2-1-2013	47,000,000	47,000,000
Societe Generale NY, dated 1-31-2013, maturity value $88,000,416 (9)	0.17	2-1-2013	88,000,000	88,000,000

Total Repurchase Agreements (Cost $346,050,000)				346,050,000

Treasury Debt: 1.48%
U.S. Treasury Bill (z)	0.14	2-28-2013	11,000,000	10,998,845
U.S. Treasury Bill (z)	0.14	2-21-2013	19,000,000	18,998,490
U.S. Treasury Bill (z)	0.14	4-11-2013	9,000,000	8,997,494

Total Treasury Debt (Cost $38,994,829)				38,994,829

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Prime Investment Money Market Fund	21

		Value
Total investments in securities (Cost $2,654,102,988)*	100.53%	$2,654,102,988
Other assets and liabilities, net	(0.53)	(13,988,544)

Total net assets	100.00%	$2,640,114,444

±	Variable rate investment. The interest rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

(i)	Illiquid security for which the designation as illiquid is unaudited.

§	Security is subject to a demand feature which reduces the effective maturity

¢	Represents a long-dated and extendible repurchase agreement which automatically renews on previously set terms. The maturity date represents the next put date.

^^	Collateralized by:

(1)	U.S. government securities, 2.50% to 4.00%, 5-1-2027 to 1-1-2043, fair value including accrued interest is $52,530,000.

(2)	U.S. government securities, 3.00% to 4.00%, 10-1-2041 to 2-1-2043, fair value including accrued interest is $29,870,000.

(3)	U.S. government securities, 3.00% to 5.00%, 12-1-2026 to 12-1-2042, fair value including accrued interest is $70,040,000.

(4)	U.S. government securities, 2.63% to 7.00%, 6-1-2037 to 11-1-2042, fair value including accrued interest is $17,561,500.

(5)	Commercial papers and U.S. government securities, 0.00% to 9.25%, 2-1-2013 to 12-15-2052, fair value including accrued interest is $22,605,202.

(6)	Commercial papers and U.S. government securities, 0.00% to 9.25%, 2-1-2013 to 12-15-2052, fair value including accrued interest is $4,110,037.

(7)	Commercial paper, 0.00%, 2-28-2013, fair value is $20,402,308.

(8)	U.S. government securities, 1.37% to 6.50%, 1-1-2023 to 9-1-2044, fair value including accrued interest is $48,410,000.

(9)	U.S. government securities, 2.00% to 7.50%, 3-1-2014 to 3-15-2053, fair value including accrued interest is $90,640,000.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Prime Investment Money Market Fund	Statement of assets and liabilities—January 31, 2013

Assets
Investments
Investments in unaffiliated securities, at amortized cost	$2,308,052,988
Investments in repurchase agreements, at amortized cost	346,050,000

Total investments, at amortized cost	2,654,102,988
Cash	3,050
Receivable for investments sold	2,171,411
Receivable for Fund shares sold	12,522
Receivable for interest	496,059
Prepaid expenses and other assets	36,428

Total assets	2,656,822,458

Liabilities
Dividends payable	66,277
Payable for investments purchased	15,991,672
Advisory fee payable	9,507
Due to other related parties	337,326
Accrued expenses and other liabilities	303,232

Total liabilities	16,708,014

Total net assets	$2,640,114,444

NET ASSETS CONSIST OF
Paid-in capital	$2,640,182,124
Overdistributed net investment income	(67,680)

Total net assets	$2,640,114,444

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Institutional Class	$2,135,218,043
Shares outstanding – Institutional Class	2,135,279,425
Net asset value per share – Institutional Class	$1.00
Net assets – Service Class	$504,896,401
Shares outstanding – Service Class	504,910,161
Net asset value per share – Service Class	$1.00

1.	Each Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended January 31, 2013	Wells Fargo Advantage Prime Investment Money Market Fund	23

Investment income
Interest	$7,784,842

Expenses
Advisory fee	3,217,590
Administration fees
Fund level	1,604,702
Institutional Class	1,915,957
Service Class	987,203
Shareholder servicing fees
Service Class	2,056,673
Custody and accounting fees	134,462
Professional fees	8,600
Registration fees	12,632
Shareholder report expenses	5,251
Trustees’ fees and expenses	6,882
Other fees and expenses	57,276

Total expenses	10,007,228
Less: Fee waivers and/or expense reimbursements	(3,337,353)

Net expenses	6,669,875

Net investment income	1,114,967

Net realized gains on investments	103,561

Net increase in net assets resulting from operations	$1,218,528

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Prime Investment Money Market Fund	Statement of changes in net assets

	Year ended January 31, 2013		Year ended January 31, 2012

Operations
Net investment income		$1,114,967		$2,207,992
Net realized gains on investments		103,561		70,709

Net increase in net assets resulting from operations		1,218,528		2,278,701

Distributions to shareholders from
Net investment income
Institutional Class		(1,144,863)		(2,124,098)
Service Class		(82,491)		(83,894)
Net realized gains
Institutional Class		(46,775)		(96,132)
Service Class		(14,990)		(22,124)

Total distributions to shareholders		(1,289,119)		(2,326,248)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Institutional Class	14,410,017,114	14,410,017,114	25,396,197,861	25,396,197,861
Service Class	47,360,795,154	47,360,795,154	45,468,215,349	45,468,215,349

		61,770,812,268		70,864,413,210

Reinvestment of distributions
Institutional Class	453,853	453,853	670,408	670,408
Service Class	2,081	2,081	5,413	5,413

		455,934		675,821

Payment for shares redeemed
Institutional Class	(15,514,777,880)	(15,514,777,880)	(27,099,580,029)	(27,099,580,029)
Service Class	(47,480,395,578)	(47,480,395,578)	(45,699,276,109)	(45,699,276,109)

		(62,995,173,458)		(72,798,856,138)

Net decrease in net assets resulting from capital share transactions		(1,223,905,256)		(1,933,767,107)

Total decrease in net assets		(1,223,975,847)		(1,933,814,654)

Net assets
Beginning of period		3,864,090,291		5,797,904,945

End of period		$2,640,114,444		$3,864,090,291

Undistributed (overdistributed) net investment income		$(67,680)		$1,278

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Prime Investment Money Market Fund	25

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
INSTITUTIONAL CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.05
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.05
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.05)
Net realized gains	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.05%	0.05%	0.13%	0.30%	2.22%	4.99%
Ratios to average net assets (annualized)
Gross expenses	0.24%	0.24%	0.24%	0.27%	0.28%	0.25%
Net expenses	0.20%	0.20%	0.20%	0.22%	0.23%	0.20%
Net investment income	0.04%	0.06%	0.13%	0.29%	2.13%	4.87%
Supplemental data
Net assets, end of period (000s omitted)	$2,135,218	$3,239,581	$4,942,329	$10,124,807	$9,422,441	$7,525,254

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.
2.	Year ended February 29
3.	Amount is less than $0.005.
4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Prime Investment Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
SERVICE CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.05
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.02	0.05
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.05)
Net realized gains	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.02)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.01%	0.01%	0.01%	0.07%	1.87%	4.63%
Ratios to average net assets (annualized)
Gross expenses	0.53%	0.53%	0.53%	0.56%	0.57%	0.55%
Net expenses	0.23%	0.24%	0.33%	0.45%	0.57%	0.55%
Net investment income	0.01%	0.01%	0.01%	0.06%	1.83%	4.55%
Supplemental data
Net assets, end of period (000s omitted)	$504,896	$624,509	$855,576	$900,490	$1,226,787	$1,402,557

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.
2.	Year ended February 29
3.	Amount is less than $0.005.
4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Prime Investment Money Market Fund	27

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Prime Investment Money Market Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

28	Wells Fargo Advantage Prime Investment Money Market Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At January 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized gains on investments
$43,429	$(43,429)

As of January 31, 2013, the Fund had a qualified late-year ordinary loss of $1,403 which will be recognized on the first day of the following fiscal year. A late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31 and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Prime Investment Money Market Fund	29

At January 31, 2013, all of the Fund’s investments in securities were valued using Level 2 inputs since the primary inputs include credit quality of the issuer and short-term interest rates which are observable and the use of amortized cost.

Further details on the major security types can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended January 31, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee of 0.10% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Institutional Class	0.08%
Service Class	0.12

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through May 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.20% for Institutional Class shares and 0.55% for Service Class shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Service Class of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended January 31, 2013 and January 31, 2012 were as follows:

	Year ended January 31,
	2013	2012
Ordinary income	$1,287,380	$2,326,222
Long-term capital gain	1,739	26

As of January 31, 2013, distributable earnings on a tax basis consisted of $1,403 in deferred late-year ordinary losses.

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Advantage Prime Investment Money Market Fund	Notes to financial statements

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

8. SUBSEQUENT EVENT

After the close of business on March 1, 2013, Wells Fargo Advantage Heritage Money Market Fund acquired the net assets of the Fund in a tax-free exchange for shares of Wells Fargo Advantage Heritage Money Market Fund. Shareholders of Institutional Class and Service Class shares of the Fund received corresponding shares of Wells Fargo Advantage Heritage Money Market Fund.

Report of independent registered public accounting firm	Wells Fargo Advantage Prime Investment Money Market Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Prime Investment Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from March 1, 2010 to January 31, 2011, and each of the years in the three-year period ended February 28, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Prime Investment Money Market Fund as of January 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 26, 2013

32	Wells Fargo Advantage Prime Investment Money Market Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $1,739 was designated as long-term capital gain distributions for the fiscal year ended January 31, 2013.

For the fiscal year ended January 31, 2013, $792,983 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2013, $103,454 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2013, 4.27% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, seven-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Prime Investment Money Market Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 136 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo

Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each

Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

34	Wells Fargo Advantage Prime Investment Money Market Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 75 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 75 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Prime Investment Money Market Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PLC	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

215099 03-13 A313/AR313 1-13

Wells Fargo Advantage

Treasury Plus Money Market Fund

Annual Report

January 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of January 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $226 billion in assets under management, as of January 31, 2013.

Equity funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Index Fund	Small Cap Value Fund
Capital Growth Fund	International Equity Fund	Small Company Growth Fund
Common Stock Fund	International Value Fund	Small Company Value Fund
Disciplined U.S. Core Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Special Mid Cap Value Fund
Diversified Equity Fund	Intrinsic World Equity Fund	Special Small Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Specialized Technology Fund
Emerging Growth Fund	Large Cap Growth Fund	Traditional Small Cap Growth Fund
Emerging Markets Equity Fund	Large Company Value Fund	Utility and Telecommunications Fund
Emerging Markets Equity Income Fund	Omega Growth Fund
Endeavor Select Fund†	Opportunity Fund†
Enterprise Fund†	Precious Metals Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short Duration Government Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term High Yield Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term Municipal Bond Fund
Core Bond Fund	International Bond Fund	Strategic Income Fund
Emerging Markets Local Bond Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Ultra Short-Term Income Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Wisconsin Tax-Free Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Treasury Plus Money Market Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Treasury Plus Money Market Fund for the 12-month period that ended January 31, 2013. The past 12 months were marked by accommodative central bank policies, low interest rates, and regulatory uncertainty. Despite the challenges of a changing market landscape, we continue to believe that most investors can benefit from adhering to a well-diversified, high-quality investment strategy that is focused on liquidity and capital preservation.

The Federal Reserve remained focused on spurring economic growth.

Citing its dual mandate of fostering maximum employment and price stability, the Federal Reserve (Fed) reaffirmed its commitment to highly accommodative monetary policy. In addition, the Fed formally announced that exceptionally low interest rates would be appropriate at least as long as the unemployment rate remains above 6.5% and inflation remains no more than half a percentage point above its 2.0% inflation target. It also continued its quantitative easing program.

Despite aggressive monetary policy accommodation, the U.S. economic recovery remained weak compared with previous business cycles. Three forces—discretionary fiscal policy, housing market activity, and household income expectations—have not been firing on all cylinders and therefore the recovery has been tepid up to this point. Further, many households still face barriers to credit access, and businesses have been reluctant to spend in the face of economic and policy uncertainty.

Yields remained low.

Yields remained near record lows due to a combination of strong demand and limited supply of money market securities. Not only did the Fed keep its federal funds target rate near zero, but strong demand for U.S. Treasuries also contributed to low yields as investments in other areas—notably the eurozone—were seen as risky due to the weak finances of the peripheral countries and many banks. The infusions of liquidity into the European banking system did alleviate credit stresses over the course of the year as indicated by the three-month London Interbank Offered Rate (LIBOR), which fell nearly 30 basis points (bps; 100 bps equals 1.00%) by the end of December 2012, which was approximately half of what it was at the same point in 2011.

Overall supply in the money markets continued to decrease as some issuers deleveraged and others issued long-term debt to take advantage of low interest rates. As of December 31, 2012, U.S. government debt makes up the vast majority of the money market supply. Treasuries, agencies, and repurchase agreements comprise more than 75% of the money market supply. Prime instruments make up only 22% of the total, and nearly three-quarters of those securities were issued by foreign entities.

Despite interest rates remaining low, these rates have not been a death knell for the money market industry. Investors are involved in this sector for complex reasons, and yield has been but one component driving their investment choices. More often, relative safety, diversification, and liquidity have been higher-value propositions to these investors, factors that were not diminished by Fed policy or technical developments.

Money market regulations remained under review.

Regulators remained concerned about potential systemic risk from money market funds in the event of another financial crisis and sought further revisions to money

Letter to shareholders (unaudited)	Wells Fargo Advantage Treasury Plus Money Market Fund	3

market fund regulations in order to mitigate that risk. In August 2012, however, former-SEC Chairman Mary Schapiro issued a statement indicating that, in light of the stated positions of a majority of the SEC commissioners, the SEC would not call a vote on a proposal to modify money market fund regulations. In November 2012, the Financial Stability Oversight Council (FSOC) proposed additional regulations to the SEC in an attempt to address any perceived risk that investors may redeem en masse, or run, from money market funds in response to market distress. These proposed measures included requiring money market funds to maintain a floating-rate net asset value, withhold a minimum balance at risk from redeeming shareholders, and/or maintain capital buffers. As of January 31, 2013, the FSOC was reviewing comment letters from the public, including ourselves (Wells Fargo Funds Management, LLC), regarding its proposals. As we gain clarity in the coming months regarding potential changes to the regulation of money market funds, we will provide further communications to you about them.

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs. Our focus on preservation of capital and liquidity is the basis of our investment philosophy. We are proud of our comprehensive lineup of prime, government, and tax-exempt money market funds.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Amid the current challenges of investing—low yields, limited supply, and regulatory uncertainty—has been the opportunity to help our shareholders meet their short-term cash needs.

4	Wells Fargo Advantage Treasury Plus Money Market Fund	Money market overview

Overview

The Fund’s fiscal year that ended January 31, 2013 was characterized by a continuation of extremely low interest rates and an expectation that rates would remain low for an extended period of time. A number of technical and fundamental factors affecting both the supply and demand sides of the Treasury market contributed to keeping interest rates low. The most important factor, however, was that the Federal Reserve (Fed) maintained its commitment to an accommodative monetary stance. Within this context, 3-month Treasury bills (T-bills) were marginally higher on average during the 12-month period that ended January 31, 2013, averaging 8 basis points (bps; 100 bps equals 1.00%) compared with only 3 bps in the previous fiscal year.

The slight improvement in rates began in February 2012 and then remained relatively steady for the bulk of 2012 before dipping again during December 2012 and January 2013. Among the many factors affecting the market, the most significant appears to have been the Fed’s "Operation Twist", which pushed rates in the repurchase agreement (repo) market higher, and T-bill yields moved higher in turn. Operation Twist involved the Fed effectively lengthening the average maturity of its portfolio by purchasing U.S. Treasury securities with longer maturities while selling a like amount of similar securities with shorter maturities. Although the program was designed to stimulate the economy by keeping long-term interest rates low, it had the counterintuitive effect of increasing short-term rates. The mechanism for this effect was a buildup of U.S. Treasury security inventories on the balance sheets of primary government securities dealers, the purchasers of the Fed’s shorter-maturity securities. As the securities accumulated at the primary dealers, pending their eventual sale to investors, they added to the supply of collateral available in the repo market. This additional supply gradually pushed overnight repo rates higher, from an average of 9 bps in the 12-month period that ended January 31, 2012, to an average of 21 bps in the 12-month period that ended January 31, 2013, as measured by the Depository Trust & Clearing Corporation (DTCC) U.S. Treasury Repo Index.

With the conclusion of Operation Twist at the end of 2012, primary dealer inventories of U.S. Treasury securities were expected to decline, gradually reducing repo collateral supply and bringing repo rates lower. This effect began to be seen in January 2013 as the DTCC U.S. Treasury Repo Index averaged 14 bps for the month, down from its average for the 12-month period.

The T-bill market is also periodically affected by changes in T-bill supply due to seasonal fluctuations in the U.S. Treasury’s need for cash, which is typically due to the timing of tax receipts and related tax-refund disbursements. A significant seasonal increase in T-bill issuance began in February 2012, which contributed to the higher T-bill yields at the beginning of the period.

Our investment strategy remained consistent throughout the period. We invested in T-bills, U.S. Treasury notes, and Treasury collateralized repos while taking into account the Fund’s overall level of liquidity and average maturity.

Strategic outlook

As we look to the next fiscal year, many uncertainties remain for money market funds and the money market industry. Regulators continue to discuss the potential for further changing the standards and practices for money market funds beyond those already implemented. From a market perspective, the Fed has been quite clear in its intent to keep interest rates low for an extended period that continues beyond the upcoming fiscal year. But eventually we believe interest rates will begin to normalize, and after a number of years of near-zero rates, the adjustment process may not be smooth. It’s also possible that another debate on raising the debt ceiling could take place later this spring or summer, and as we saw in August 2011, those debates could lead to relatively significant dislocations in the markets. Finally, housing finance reform looms on the horizon, and the future of the housing agencies Freddie Mac and Fannie Mae remains unclear. In the face of these challenges, we believe that our portfolio strategy, with its focus on capital preservation and portfolio liquidity, will enable the Fund to continue to meet its objectives.

This page is intentionally left blank.

6	Wells Fargo Advantage Treasury Plus Money Market Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income, while preserving capital and liquidity.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

David D. Sylvester

Laurie White

Average annual total returns1 (%) as of January 31, 2013

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class A (PIVXX)	7-28-2003	0.01	0.20	1.35	0.62	0.62
Administrator Class (WTPXX)	3-31-2008	0.01	0.24	1.51	0.35	0.35
Institutional Class (PISXX)	8-11-1995	0.01	0.27	1.60	0.23	0.20
Service Class (PRVXX)	10-1-1985	0.01	0.22	1.43	0.52	0.45
Sweep Class	6-30-2010	0.01	0.20	1.35	0.97	0.97

Fund yield summary[3] (%) as of January 31, 2013	Class A	Administrator Class	Institutional Class	Service Class	Sweep Class
7-day current yield	0.01	0.01	0.01	0.01	0.01
7-day compound yield	0.01	0.01	0.01	0.01	0.01
30-day simple yield	0.01	0.01	0.01	0.01	0.01
30-day compound yield	0.01	0.01	0.01	0.01	0.01

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available at the Fund’s website – wellsfargoadvantagefunds.com.

Each class is sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectuses.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. The U.S. Government guarantee applies to certain of the underlying securities held by the Fund and not to shares of the Fund itself.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Treasury Plus Money Market Fund	7

Portfolio composition[4] as of January 31, 2013

Effective maturity distribution[5] as of January 31, 2013

Weighted average maturity[6] as of January 31, 2013
37 days

Weighted average final maturity[7] as of January 31, 2013
37 days

1.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for the Sweep Class shares prior to their inception reflects the performance of the Class A shares, and has not been adjusted to include the higher expenses applicable to the Sweep Class shares. If these expenses had been adjusted, returns would be lower. Historical performance shown for Class A shares prior to their inception reflects the performance of the Service Class shares, adjusted to reflect the higher expenses applicable to Class A shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through July 11, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.65% for Class A, 0.35% for Administrator Class, 0.20% for Institutional Class, 0.45% for Service Class, and 1.00% for Sweep Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower. Without waived fees and/or reimbursed expenses, the Fund’s 7-day current yield would have been (0.53)%, (0.26)%, (0.14)%, (0.43)%, and (0.88)% for Class A, Administrator Class, Institutional Class, Service Class, and Sweep Class, respectively.

4.	Portfolio composition is subject to change and is calculated based on the total investments of the Fund.

5.	Effective maturity distribution is subject to change and is calculated based on the total investments of the Fund.

6.	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes.

7.	Weighted Average Final Maturity (WAFM): WAFM is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAFM allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAFM is a way to measure a fund’s potential sensitivity to credit spread changes.

8	Wells Fargo Advantage Treasury Plus Money Market Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2012 to January 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 8-1-2012	Ending account value 1-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,000.05	$0.65	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	$0.66	0.13%
Administrator Class
Actual	$1,000.00	$1,000.05	$0.70	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.43	$0.71	0.14%
Institutional Class
Actual	$1,000.00	$1,000.05	$0.70	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.43	$0.71	0.14%
Service Class
Actual	$1,000.00	$1,000.05	$0.65	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	$0.66	0.13%
Sweep Class
Actual	$1,000.00	$1,000.05	$0.70	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.43	$0.71	0.14%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Treasury Plus Money Market Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Repurchase Agreements^^: 57.90%
Bank of Nova Scotia, dated 1-31-2013, maturity value $623,602,252 (1)	0.13%	2-1-2013	$623,600,000	$623,600,000
Barclays Capital Incorporated, dated 1-30-2013, maturity value $100,000,722 (2)	0.13	2-1-2013	100,000,000	100,000,000
Barclays Capital Incorporated, dated 1-30-2013, maturity value $250,003,403 (3)	0.07	2-6-2013	250,000,000	250,000,000
Barclays Capital Incorporated, dated 1-31-2013, maturity value $250,000,903 (4)	0.13	2-1-2013	250,000,000	250,000,000
BNP Paribas Securities Corporation, dated 1-31-2013, maturity value $150,000,625 (5)	0.15	2-1-2013	150,000,000	150,000,000
BNP Paribas Securities Corporation, dated 1-31-2013, maturity value $750,002,708 (6)	0.13	2-1-2013	750,000,000	750,000,000
Citigroup Global Markets, dated 1-31-2013, maturity value $400,001,444 (7)	0.13	2-1-2013	400,000,000	400,000,000
Deutsche Bank Securities, dated 1-25-2013, maturity value $250,006,319 (8)	0.13	2-1-2013	250,000,000	250,000,000
Deutsche Bank Securities, dated 1-31-2013, maturity value $300,001,250 (9)	0.15	2-1-2013	300,000,000	300,000,000
Goldman Sachs & Company, dated 1-31-2013, maturity value $100,000,194 (10)	0.07	2-1-2013	100,000,000	100,000,000
JPMorgan Securities, dated 1-23-2013, maturity value $1,250,040,625 ±(11)	0.13	2-1-2013	1,250,000,000	1,250,000,000
Merrill Pierce Fenner Smith Incorporated, dated 1-31-2013, maturity value $125,000,451 (12)	0.13	2-1-2013	125,000,000	125,000,000
Morgan Stanley & Company, dated 1-31-2013, maturity value $150,000,542 (13)	0.13	2-1-2013	150,000,000	150,000,000
Royal Bank of Scotland, dated 1-31-2013, maturity value $250,000,972 (14)	0.14	2-1-2013	250,000,000	250,000,000
SG Americas Securities LLC, dated 1-31-2013, maturity value $1,000,004,167 (15)	0.15	2-1-2013	1,000,000,000	1,000,000,000
Societe Generale NY, dated 1-29-2013, maturity value $250,002,917 (16)	0.06	2-5-2013	250,000,000	250,000,000
Societe Generale NY, dated 1-31-2013, maturity value $200,005,056 (17)	0.13	2-7-2013	200,000,000	200,000,000
UBS Securities LLC, dated 1-31-2013, maturity value $150,000,542 (18)	0.13	2-1-2013	150,000,000	150,000,000

Total Repurchase Agreements (Cost $6,548,600,000)				6,548,600,000

Treasury Debt: 41.22%
U.S. Treasury Bill (z)	0.01	2-14-2013	85,000,000	84,999,693
U.S. Treasury Bill (z)	0.04	2-28-2013	200,000,000	199,994,750
U.S. Treasury Bill (z)	0.04	2-7-2013	100,000,000	99,999,333
U.S. Treasury Bill (z)	0.07	4-4-2013	355,000,000	354,959,391
U.S. Treasury Bill (z)	0.07	3-28-2013	220,000,000	219,977,629
U.S. Treasury Bill (z)	0.07	4-11-2013	250,000,000	249,967,373
U.S. Treasury Bill (z)	0.07	4-25-2013	550,000,000	549,910,187
U.S. Treasury Bill (z)	0.07	3-7-2013	200,000,000	199,986,069
U.S. Treasury Bill (z)	0.08	4-18-2013	500,000,000	499,920,148
U.S. Treasury Bill (z)	0.08	5-2-2013	450,000,000	449,906,666
U.S. Treasury Bill (z)	0.09	2-21-2013	54,000,000	53,997,300
U.S. Treasury Bill (z)	0.09	5-16-2013	50,000,000	49,987,000
U.S. Treasury Bill (z)	0.09	6-20-2013	200,000,000	199,929,052
U.S. Treasury Bill (z)	0.10	7-25-2013	100,000,000	99,952,633
U.S. Treasury Bill (z)	0.10	7-18-2013	200,000,000	199,907,918
U.S. Treasury Bill (z)	0.11	7-11-2013	50,000,000	49,975,556
U.S. Treasury Bill (z)	0.11	8-1-2013	150,000,000	149,915,533
U.S. Treasury Bill (z)	0.12	7-5-2013	50,000,000	49,973,692
U.S. Treasury Bill (z)	0.13	6-27-2013	150,000,000	149,922,742
U.S. Treasury Bill (z)	0.13	6-13-2013	200,000,000	199,906,500

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Treasury Plus Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Treasury Debt (continued)
U.S. Treasury Bill (z)	0.14%	5-23-2013	$50,000,000	$49,978,417
U.S. Treasury Bill (z)	0.28	6-6-2013	50,000,000	49,976,129
U.S. Treasury Bill (z)	0.04	3-21-2013	450,000,000	449,973,333

Total Treasury Debt (Cost $4,663,017,044)				4,663,017,044

Total investments in securities
(Cost $11,211,617,044) *	99.12%	11,211,617,044
Other assets and liabilities, net	0.88	99,346,237

Total net assets	100.00%	$11,310,963,281

^^	Collateralized by:

(1)	U.S. government securities, 1.75% to 2.50%, 7-15-2013 to 1-15-2029, fair value including accrued interest is $636,072,063.

(2)	U.S. government securities, 0.00% to 1.00%, 3-31-2017 to 5-15-2022, fair value including accrued interest is $102,000,096.

(3)	U.S. government securities, 0.00% to 1.00%, 3-31-2017 to 5-15-2022, fair value including accrued interest is $255,000,095.

(4)	U.S. government security, 4.50%, 5-15-2038, fair value including accrued interest is $255,000,091.

(5)	U.S. government securities, 0.25% to 3.38%, 6-30-2013 to 8-15-2021, fair value including accrued interest is $153,000,014.

(6)	U.S. government securities, 0.25% to 2.13%, 1-15-2014 to 11-30-2017, fair value including accrued interest is $765,000,009.

(7)	U.S. government securities, 0.25% to 3.13%, 4-15-2014 to 2-15-2040, fair value including accrued interest is $408,000,097.

(8)	U.S. government securities, 1.13% to 9.88%, 7-31-2013 to 11-15-2039, fair value including accrued interest is $255,000,087.

(9)	U.S. government securities, 0.00% to 8.88%, 12-31-2014 to 2-15-2042, fair value including accrued interest is $306,000,000.

(10)	U.S. government securities, 0.00% to 6.75%, 8-22-2013 to 8-15-2039, fair value including accrued interest is $102,000,147.

(11)	U.S. government securities, 0.00% to 7.63%, 2-28-2013 to 11-15-2042, fair value including accrued interest is $1,275,007,106.

(12)	U.S. government securities, 0.00% to 0.75%, 8-1-2013 to 8-15-2013, fair value including accrued interest is $127,500,018.

(13)	U.S. government securities, 0.25% to 1.50%, 12-15-2015 to 8-31-2018, fair value including accrued interest is $153,000,004.

(14)	U.S. government securities, 0.13% to 5.50%, 8-31-2013 to 2-15-2031, fair value including accrued interest is $255,000,491.

(15)	U.S. government securities, 0.00% to 2.38%, 6-13-2013 to 7-31-2017, fair value including accrued interest is $1,020,000,081.

(16)	U.S. government securities, 0.00% to 4.50%, 10-31-2013 to 2-15-2040, fair value including accrued interest is $255,000,100.

(17)	U.S. government securities, 0.13% to 1.88%, 7-15-2013 to 2-15-2042, fair value including accrued interest is $204,000,008.

(18)	U.S. government securities, 0.13% to 6.13%, 9-30-2013 to 2-15-2038, fair value including accrued interest is $153,000,006.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—January 31, 2013	Wells Fargo Advantage Treasury Plus Money Market Fund	11

Assets
Investments
Investments in unaffiliated securities, at amortized cost	$4,663,017,044
Investments in repurchase agreements, at amortized cost	6,548,600,000

Total investments, at amortized cost	11,211,617,044
Receivable for investments sold	99,978,535
Receivable for Fund shares sold	719,937
Receivable for interest	55,472
Receivable from adviser	1,450,988
Prepaid expenses and other assets	25,908

Total assets	11,313,847,884

Liabilities
Dividends payable	58,375
Payable for Fund shares redeemed	40,905
Due to custodian bank	6,715
Distribution fees payable	8,388
Due to other related parties	1,426,424
Custodian and accounting fees payable	145,507
Shareholder servicing fees payable	768,258
Trustees’ fees and expenses payable	328,498
Accrued expenses and other liabilities	101,533

Total liabilities	2,884,603

Total net assets	$11,310,963,281

NET ASSETS CONSIST OF
Paid-in capital	$11,311,364,163
Overdistributed net investment income	(381,312)
Accumulated net realized losses on investments	(19,570)

Total net assets	$11,310,963,281

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class A	$1,589,729,929
Shares outstanding – Class A	1,589,491,938
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$204,264,115
Shares outstanding – Administrator Class	204,231,577
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$7,557,136,933
Shares outstanding – Institutional Class	7,555,986,792
Net asset value per share – Institutional Class	$1.00
Net assets – Service Class	$1,932,679,993
Shares outstanding – Service Class	1,932,387,540
Net asset value per share – Service Class	$1.00
Net assets – Sweep Class	$27,152,311
Shares outstanding – Sweep Class	27,147,718
Net asset value per share – Sweep Class	$1.00

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Treasury Plus Money Market Fund	Statement of operations—January 31, 2013

Investment income
Interest	$15,084,196

Expenses
Advisory fee	11,203,064
Administration fees
Fund level	4,860,919
Class A	3,551,081
Administrator Class	199,243
Institutional Class	5,919,460
Service Class	2,349,475
Sweep Class	71,625
Shareholder servicing fees
Class A	4,024,859
Administrator Class	192,885
Service Class	4,862,595
Sweep Class	81,392
Distribution fees
Sweep Class	113,949
Custody and accounting fees	497,227
Professional fees	39,839
Registration fees	55,756
Shareholder report expenses	125,073
Trustees’ fees and expenses	11,697
Other fees and expenses	287,417

Total expenses	38,447,556
Less: Fee waivers and/or expense reimbursements	(24,486,725)

Net expenses	13,960,831

Net investment income	1,123,365

Net realized gains on investments	2,108,439

Net increase in net assets resulting from operations	$3,231,804

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Treasury Plus Money Market Fund	13

	Year ended January 31, 2013		Year ended January 31, 2012

Operations
Net investment income		$1,123,365		$1,060,324
Net realized gains on investments		2,108,439		36,368

Net increase in net assets resulting from operations		3,231,804		1,096,692

Distributions to shareholders from
Net investment income
Class A		(161,854)		(173,778)
Administrator Class		(19,978)		(18,627)
Institutional Class		(741,946)		(645,429)
Service Class		(196,322)		(216,095)
Sweep Class		(3,265)		(6,395)

Total distributions to shareholders		(1,123,365)		(1,060,324)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	8,355,349,358	8,355,349,358	7,437,770,255	7,437,770,255
Administrator Class	821,027,399	821,027,399	783,225,197	783,225,197
Institutional Class	41,556,896,102	41,556,896,102	30,134,617,076	30,134,617,076
Service Class	7,108,418,025	7,108,418,025	9,283,414,528	9,283,414,528
Sweep Class	31,352,869	31,352,869	84,523,996	84,523,996

		57,873,043,753		47,723,551,052

Reinvestment of distributions
Class A	56,462	56,462	61,801	61,801
Administrator Class	19,614	19,614	17,560	17,560
Institutional Class	329,528	329,528	242,061	242,061
Service Class	16,770	16,770	22,750	22,750
Sweep Class	3,265	3,265	6,395	6,395

		425,639		350,567

Payment for shares redeemed
Class A	(8,458,111,206)	(8,458,111,206)	(7,651,772,462)	(7,651,772,462)
Administrator Class	(826,333,873)	(826,333,873)	(708,731,591)	(708,731,591)
Institutional Class	(40,395,370,045)	(40,395,370,045)	(29,048,349,946)	(29,048,349,946)
Service Class	(7,061,625,563)	(7,061,625,563)	(9,624,205,462)	(9,624,205,462)
Sweep Class	(47,072,520)	(47,072,520)	(132,968,472)	(132,968,472)

		(56,788,513,207)		(47,166,027,933)

Net increase in net assets resulting from capital share transactions		1,084,956,185		557,873,686

Total increase in net assets		1,087,064,624		557,910,054

Net assets
Beginning of period		10,223,898,657		9,665,988,603

End of period		$11,310,963,281		$10,223,898,657

Overdistributed net investment income		$(381,312)		$(381,312)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Treasury Plus Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
CLASS A	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.01%	0.01%	0.01%	0.01%	0.79%	3.99%
Ratios to average net assets (annualized)
Gross expenses	0.62%	0.62%	0.62%	0.65%	0.66%	0.65%
Net expenses	0.12%	0.06%	0.18%	0.17%	0.48%	0.65%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.75%	3.95%
Supplemental data
Net assets, end of period (000s omitted)	$1,589,730	$1,692,131	$1,906,066	$1,600,619	$2,482,147	$2,636,076

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Treasury Plus Money Market Fund	15

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
ADMINISTRATOR CLASS	2013	2012	2011[1]	2010	2009[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.01%	0.01%	0.01%	0.01%	0.84%
Ratios to average net assets (annualized)
Gross expenses	0.35%	0.35%	0.36%	0.38%	0.39%
Net expenses	0.13%	0.05%	0.18%	0.16%	0.30%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.73%
Supplemental data
Net assets, end of period (000s omitted)	$204,264	$209,513	$135,001	$180,021	$132,423

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	For the period from March 31, 2008 (commencement of class operations) to February 28, 2009

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Treasury Plus Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
INSTITUTIONAL CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.01%	0.01%	0.01%	0.02%	1.08%	4.45%
Ratios to average net assets (annualized)
Gross expenses	0.23%	0.23%	0.24%	0.26%	0.28%	0.26%
Net expenses	0.12%	0.06%	0.18%	0.15%	0.20%	0.20%
Net investment income	0.01%	0.01%	0.01%	0.02%	0.81%	4.19%
Supplemental data
Net assets, end of period (000s omitted)	$7,557,137	$6,393,891	$5,307,359	$4,091,490	$5,092,437	$2,951,408

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Treasury Plus Money Market Fund	17

(For a share outstanding throughout each period)

	Year ended January 31			Year ended February 28
SERVICE CLASS	2013	2012	2011[1]	2010	2009	2008[2]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Net realized gains on investments	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00	0.00

Total from investment operations	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.04
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.01)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.01%	0.01%	0.01%	0.01%	0.88%	4.14%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.52%	0.52%	0.55%	0.56%	0.55%
Net expenses	0.12%	0.06%	0.19%	0.17%	0.41%	0.50%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.93%	4.11%
Supplemental data
Net assets, end of period (000s omitted)	$1,932,680	$1,885,503	$2,226,264	$702,363	$862,686	$1,187,468

1.	For the eleven months ended January 31, 2011. The Fund changed its fiscal year end from February 28 to January 31, effective January 31, 2011.

2.	Year ended February 29

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Treasury Plus Money Market Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended January 31
SWEEP CLASS	2013	2012	2011[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.00 [2]
Net realized gains on investments	0.00 [2]	0.00 [2]	0.00 [2]

Total from investment operations	0.00 [2]	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00
Total return[3]	0.01%	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.97%	0.97%	0.97%
Net expenses	0.12%	0.07%	0.19%
Net investment income	0.01%	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$27,152	$42,861	$91,299

1.	For the period from June 30, 2010 (commencement of class operations) to January 31, 2011

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Treasury Plus Money Market Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Treasury Plus Money Market Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Repurchase agreements

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. The repurchase agreements must be fully collateralized based on values that are marked-to- market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

20	Wells Fargo Advantage Treasury Plus Money Market Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At January 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(67,817)	$67,817

As of January 31, 2012, the Fund had pre-enactment capital loss carryforwards incurred in taxable years beginning before December 22, 2010, which are available to offset future net realized capital gains, in the amount of $19,570 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Advantage Treasury Plus Money Market Fund	21

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2013, all of the Fund’s investments in securities were valued using Level 2 inputs since the primary inputs include credit quality of the issuer and short-term interest rates which are observable and the use of amortized cost.

Further details on the major security types can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended January 31, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee of 0.10% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Sweep Class	0.22%
Administrator Class	0.10
Institutional Class	0.08
Service Class	0.12

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.65% for Class A shares, 0.35% for Administrator Class shares, 0.20% for Institutional Class shares, 0.45% for Service Class shares, and 1.00% for Sweep Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Sweep Class shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.35% of its average daily net assets.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class, and Sweep Class of the Fund is charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

22	Wells Fargo Advantage Treasury Plus Money Market Fund	Notes to financial statements

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,123,365 and $1,060,324 of ordinary income for the years ended January 31, 2013 and January 31, 2012, respectively.

As of January 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Capital loss carryforward
$15,806	$(19,570)

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

Report of independent registered public accounting firm	Wells Fargo Advantage Treasury Plus Money Market Fund	23

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Treasury Plus Money Market Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of January 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, each of the periods within the eleven month period from March 1, 2010 to January 31, 2011, and each of the years or periods in the three-year period ended February 28, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Treasury Plus Money Market Fund as of January 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 26, 2013

24	Wells Fargo Advantage Treasury Plus Money Market Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended January 31, 2013, $1,120,850 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended January 31, 2013, 32.85% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, seven-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Treasury Plus Money Market Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage familyof funds, which consists of 136 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells FargoMaster Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction withthe Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, eachTrustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/13); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

26	Wells Fargo Advantage Treasury Plus Money Market Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 75 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 75 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Treasury Plus Money Market Fund	27

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

215100 03-13 A314/AR314 1-13

ITEM 2. CODE OF ETHICS

As of the end of the period, January 31, 2013, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of
Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees - Provided below are the aggregate fees billed for the fiscal years ended January 31, 2012 and January 31, 2013 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended January 31, 2012 and January 31, 2013, the Audit Fees were $4,019,199 and $2,681,146, respectively.

(b)

Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended January 31, 2012 and January 31, 2013 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees - Provided below are the aggregate fees billed for the fiscal years ended January 31, 2012 and January 31, 2013 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended January 31, 2012 and January 31, 2013, the Tax Fees were $164,200 and $137,610, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended January 31, 2012 and January 31, 2013, the Tax Fees were $288,505 and $238,536 respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees – There were no other fees incurred for the fiscal years ended January 31, 2012 and January 31, 2013.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Non-Audit Fees – There were no non-audit fees billed for the fiscal years ended January 31, 2012 and January 31, 2013, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)

The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. PORTFOLIO OF INVESTMENTS

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Money Market Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Certificates of Deposit: 22.80%
Banco Del Estado De Chile	0.24%	4-5-2013	$10,000,000	$10,000,000
Bank of Montreal	0.19	5-2-2013	13,000,000	13,000,000
Bank of Montreal	0.23	3-1-2013	14,000,000	14,000,000
Bank of Montreal	0.23	3-5-2013	20,000,000	20,000,000
Bank of Montreal	0.23	4-3-2013	40,000,000	40,000,000
Bank of Montreal	0.27	3-25-2013	16,000,000	16,000,000
Bank of Nova Scotia	0.17	2-1-2013	29,000,000	29,000,000
Bank of Tokyo-Mitsubishi LLC	0.17	2-4-2013	20,000,000	20,000,000
Barclays Bank plc ±	0.79	6-28-2013	13,000,000	13,000,000
Barclays Bank plc ±	0.81	12-12-2013	38,000,000	38,000,000
Barclays Bank plc ±	0.91	9-30-2013	13,000,000	13,000,000
Canadian Imperial Bank ±	0.61	6-3-2013	3,000,000	3,003,105
Credit Agricole Corporate and Investment Banking	0.19	2-1-2013	63,000,000	63,000,000
DNB Nor Bank ASA	0.16	2-1-2013	42,000,000	42,000,000
DNB Nor Bank ASA	0.30	5-14-2013	19,000,000	18,999,459
HSBC Bank plc	0.17	2-1-2013	47,000,000	47,000,000
HSBC Bank plc	0.23	2-1-2013	14,000,000	14,000,000
Industrial & Commercial Bank of China (New York)	0.25	2-28-2013	25,000,000	25,000,000
Manufacturers & Traders Trust Company	0.17	2-1-2013	13,000,000	13,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.25	2-1-2013	21,000,000	21,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.25	4-10-2013	10,000,000	10,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.25	4-11-2013	10,000,000	10,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.26	4-9-2013	10,000,000	10,000,000
Mitsubishi UFJ Trust and Banking Corporation	0.29	4-12-2013	18,000,000	17,990,032
National Australia Bank Limited	0.27	2-1-2013	4,000,000	4,000,000
National Australia Bank Limited ±	1.50	1-30-2014	14,000,000	14,161,649
National Australia Bank Limited ±	1.55	1-17-2014	10,000,000	10,116,389
National Bank of Kuwait	0.18	2-1-2013	23,000,000	23,000,000
Nordea Bank plc	0.25	3-28-2013	10,000,000	10,000,000
Nordea Bank plc	0.36	2-19-2013	14,000,000	14,001,258
Norinchukin Bank	0.17	2-6-2013	50,000,000	50,000,000
Norinchukin Bank	0.33	3-6-2013	13,000,000	13,000,356
Oversea-Chinese Banking Corporation Limited	0.15	2-7-2013	8,000,000	7,999,960
Oversea-Chinese Banking Corporation Limited	0.16	2-6-2013	3,000,000	2,999,992
Oversea-Chinese Banking Corporation Limited	0.16	2-8-2013	8,000,000	7,999,969
Oversea-Chinese Banking Corporation Limited	0.22	2-22-2013	18,000,000	18,000,000
Royal Bank of Canada ±	0.35	7-26-2013	16,000,000	16,000,000
Royal Bank of Canada ±	0.36	8-12-2013	16,000,000	16,000,000
Royal Bank of Canada ±	0.36	8-6-2013	7,000,000	7,000,000
Skandinaviska Enskilda Banken AG ±	0.58	12-3-2013	40,000,000	40,000,000
Societe Generale (New York)	0.38	4-10-2013	19,000,000	19,000,000
Societe Generale (New York)	0.38	4-11-2013	19,000,000	19,000,000
State Street Bank & Trust	0.22	3-7-2013	15,000,000	15,000,000
Sumitomo Mitsui Banking Corporation	0.25	2-11-2013	30,000,000	30,000,000
Sumitomo Mitsui Banking Corporation	0.25	4-8-2013	7,000,000	7,000,000
Sumitomo Mitsui Banking Corporation	0.25	4-11-2013	8,000,000	8,000,000
Sumitomo Mitsui Banking Corporation	0.25	4-12-2013	9,000,000	9,000,000
Swedbank	0.16	2-1-2013	26,000,000	26,000,000
Toronto-Dominion Bank	0.19	5-8-2013	8,000,000	8,000,000

2	Wells Fargo Advantage Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Certificates of Deposit (continued)
Toronto-Dominion Bank	0.22%	2-13-2013	$25,000,000	$25,000,000
Toronto-Dominion Bank	0.29	2-4-2013	19,000,000	19,000,000
Toronto-Dominion Bank ±	0.30	7-26-2013	8,000,000	8,000,000
Toronto-Dominion Bank ±	0.30	10-21-2013	20,000,000	20,000,000
Toronto-Dominion Bank	0.31	9-13-2013	10,000,000	10,000,000

Total Certificates of Deposit (Cost $998,272,169)				998,272,169

Commercial Paper: 51.29%

Asset-Backed Commercial Paper: 18.64%
Alpine Securitization Corporation 144A (z)	0.18	2-27-2013	20,000,000	19,997,400
Alpine Securitization Corporation 144A (z)	0.19	2-4-2013	10,000,000	9,999,842
Alpine Securitization Corporation 144A (z)	0.19	2-19-2013	2,000,000	1,999,810
Alpine Securitization Corporation 144A (z)	0.20	2-12-2013	10,000,000	9,999,389
Anglesea Funding LLC 144A (z)	0.42	2-4-2013	5,000,000	4,999,825
Anglesea Funding LLC 144A (z)	0.42	2-27-2013	5,000,000	4,998,483
Antalis US Funding Corporation 144A (z)	0.40	3-21-2013	3,000,000	2,998,400
CAFCO LLC 144A (z)	0.21	2-28-2013	6,000,000	5,999,055
CAFCO LLC 144A (z)	0.22	2-25-2013	10,000,000	9,998,533
Collateralized Commercial Paper Company LLC (z)	0.30	5-22-2013	13,000,000	12,988,083
Collateralized Commercial Paper Company LLC (z)	0.32	4-12-2013	7,000,000	6,995,644
Collateralized Commercial Paper Company LLC 144A (z)	0.33	5-6-2013	10,000,000	9,991,383
Collateralized Commercial Paper Company LLC (z)	0.35	5-13-2013	7,000,000	6,993,126
Collateralized Commercial Paper Company LLC (z)	0.36	2-20-2013	46,000,000	45,991,260
Collateralized Commercial Paper Company LLC (z)	0.41	6-3-2013	26,000,000	25,963,874
Concord Minutemen Capital Company 144A (z)	0.30	3-11-2013	6,000,000	5,998,100
Concord Minutemen Capital Company 144A (z)	0.31	3-5-2013	8,000,000	7,997,796
CRC Funding LLC 144A (z)	0.21	2-28-2013	10,000,000	9,998,425
CRC Funding LLC 144A (z)	0.22	3-1-2013	5,000,000	4,999,144
Fairway Finance Corporation 144A (z)	0.23	2-20-2013	5,507,000	5,506,332
Gotham Funding Corporation 144A (z)	0.21	4-5-2013	2,000,000	1,999,265
Gotham Funding Corporation 144A (z)	0.23	2-19-2013	2,000,000	1,999,770
Gotham Funding Corporation 144A (z)	0.23	3-5-2013	3,000,000	2,999,387
Gotham Funding Corporation 144A (z)	0.23	3-12-2013	2,000,000	1,999,502
Gotham Funding Corporation 144A (z)	0.24	2-4-2013	5,000,000	4,999,900
Gotham Funding Corporation 144A (z)	0.24	3-21-2013	12,000,000	11,996,160
Gotham Funding Corporation 144A (z)	0.25	2-21-2013	7,000,000	6,999,028
Gotham Funding Corporation 144A (z)	0.25	3-4-2013	12,000,000	11,997,417
Gotham Funding Corporation 144A (z)	0.25	3-7-2013	26,000,000	25,993,861
Gotham Funding Corporation 144A (z)	0.25	4-2-2013	15,000,000	14,993,750
Govco LLC 144A (z)	0.21	2-22-2013	5,000,000	4,999,388
Govco LLC 144A (z)	0.21	3-8-2013	10,000,000	9,997,958
Govco LLC 144A (z)	0.28	2-15-2013	18,000,000	17,998,040
Legacy Capital Company 144A (z)	0.38	2-7-2013	20,000,000	19,998,733
Legacy Capital Company 144A (z)	0.38	4-18-2013	8,000,000	7,993,582
Lexington Parker Capital Company LLC 144A (z)	0.38	2-8-2013	20,000,000	19,998,522
Lexington Parker Capital Company LLC 144A (z)	0.38	4-18-2013	10,000,000	9,991,978
Liberty Funding LLC 144A (z)	0.18	2-27-2013	6,000,000	5,999,220
Liberty Funding LLC 144A (z)	0.20	2-1-2013	12,000,000	12,000,000
Liberty Funding LLC 144A (z)	0.20	4-2-2013	4,000,000	3,998,667

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Money Market Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Commercial Paper (continued)
Liberty Funding LLC 144A (z)	0.24%	3-4-2013	$5,000,000	$4,998,967
Liberty Funding LLC 144A (z)	0.24	3-11-2013	5,000,000	4,998,733
Liberty Funding LLC 144A (z)	0.25	3-25-2013	8,000,000	7,997,111
LMA Americas LLC 144A (z)	0.28	2-15-2013	1,000,000	999,891
Manhattan Asset Funding LLC 144A (z)	0.22	2-26-2013	20,000,000	19,996,944
Market Street Funding Corporation 144A (z)	0.22	4-16-2013	6,000,000	5,997,287
Market Street Funding Corporation 144A (z)	0.23	3-11-2013	4,000,000	3,999,029
MetLife Short Term Funding LLC 144A (z)	0.22	2-5-2013	6,000,000	5,999,853
Old Line Funding LLC 144A (z)	0.20	2-11-2013	9,038,000	9,037,498
Old Line Funding LLC 144A (z)	0.20	3-11-2013	3,024,000	3,023,362
Old Line Funding LLC 144A (z)	0.35	2-8-2013	7,000,000	6,999,524
Regency Markets No.1 LLC 144A (z)	0.19	2-20-2013	30,000,000	29,996,991
Regency Markets No.1 LLC 144A (z)	0.19	2-28-2013	28,000,000	27,996,010
Regency Markets No.1 LLC 144A (z)	0.20	2-14-2013	10,000,000	9,999,278
Regency Markets No.1 LLC 144A (z)	0.21	2-6-2013	7,000,000	6,999,796
Ridgefield Funding LLC 144A (z)	0.46	2-22-2013	5,000,000	4,998,658
Ridgefield Funding LLC 144A (z)	0.46	2-15-2013	20,000,000	19,996,422
Salisbury Receivables Company 144A (z)	0.22	2-8-2013	29,000,000	28,998,759
Salisbury Receivables Company 144A (z)	0.22	2-12-2013	5,000,000	4,999,664
Sheffield Receivables Corporation 144A (z)	0.22	2-12-2013	2,000,000	1,999,866
Sheffield Receivables Corporation 144A (z)	0.22	2-14-2013	7,000,000	6,999,444
Sheffield Receivables Corporation 144A (z)	0.22	3-6-2013	3,000,000	2,999,395
Sheffield Receivables Corporation 144A (z)	0.36	2-6-2013	4,000,000	3,999,800
Straight-A Funding LLC 144A (z)	0.18	2-4-2013	10,000,000	9,999,850
Straight-A Funding LLC 144A (z)	0.19	2-25-2013	6,000,000	5,999,240
Straight-A Funding LLC 144A (z)	0.19	3-8-2013	5,000,000	4,999,076
Straight-A Funding LLC 144A (z)	0.19	4-1-2013	9,000,000	8,997,198
Straight-A Funding LLC 144A (z)	0.19	4-2-2013	6,000,000	5,998,100
Surrey Funding Corporation 144A (z)	0.28	2-7-2013	11,000,000	10,999,433
Surrey Funding Corporation 144A (z)	0.31	3-8-2013	5,000,000	4,998,493
Sydney Capital Corporation 144A (z)	0.25	4-9-2013	9,000,000	8,995,701
Sydney Capital Corporation 144A (z)	0.28	2-14-2013	4,000,000	3,999,596
Sydney Capital Corporation 144A (z)	0.28	3-14-2013	4,000,000	3,998,724
Thunder Bay Funding LLC 144A (z)	0.20	2-20-2013	15,000,000	14,998,417
Thunder Bay Funding LLC 144A (z)	0.35	2-1-2013	2,000,000	2,000,000
Thunder Bay Funding LLC 144A (z)	0.35	2-7-2013	6,000,000	5,999,650
Victory Receivables 144A (z)	0.21	2-13-2013	7,000,000	6,999,510
Victory Receivables 144A (z)	0.21	2-14-2013	16,000,000	15,998,787
Victory Receivables 144A (z)	0.21	2-21-2013	10,000,000	9,998,833
Victory Receivables 144A (z)	0.22	3-22-2013	15,000,000	14,995,508
Victory Receivables 144A (z)	0.23	3-4-2013	4,000,000	3,999,208
Victory Receivables 144A (z)	0.23	3-5-2013	5,000,000	4,998,978
Victory Receivables 144A (z)	0.23	3-8-2013	6,000,000	5,998,658
Victory Receivables 144A (z)	0.23	3-14-2013	5,000,000	4,998,690
Victory Receivables 144A (z)	0.23	3-18-2013	17,000,000	16,995,113
White Point Funding Incorporated 144A (z)	0.42	3-11-2013	2,000,000	1,999,113

				816,366,190

4	Wells Fargo Advantage Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Financial Company Commercial Paper: 28.52%
ANZ National Limited 144A (z)	0.20%	4-24-2013	$10,000,000	$9,995,444
ASB Finance Limited 144A (z)	0.24	2-5-2013	10,000,000	9,999,733
ASB Finance Limited 144A (z)	0.25	3-27-2013	29,000,000	28,989,125
ASB Finance Limited ±144A	0.38	4-8-2013	8,000,000	8,000,000
ASB Finance Limited ±144A	0.38	2-25-2013	22,000,000	22,000,000
ASB Finance Limited ±144A	0.40	7-23-2013	9,000,000	9,000,000
Australia & New Zealand Banking Group ±144A	0.36	11-18-2013	9,000,000	9,000,000
Banco De Chile 144A(z)	0.42	3-15-2013	3,000,000	2,998,530
Banco De Credito E Inversiones 144A (z)	0.45	2-1-2013	15,000,000	15,000,000
Barclays Bank plc 144A (z)	0.29	4-26-2013	5,000,000	4,996,617
Barclays Bank plc 144A (z)	0.35	5-29-2013	20,000,000	19,977,250
BNZ International Funding Limited 144A (z)	0.23	2-13-2013	2,000,000	1,999,847
BNZ International Funding Limited 144A (z)	0.23	2-14-2013	5,000,000	4,999,585
BNZ International Funding Limited 144A (z)	0.23	2-21-2013	12,000,000	11,998,467
BNZ International Funding Limited 144A (z)	0.24	3-5-2013	9,000,000	8,998,120
BNZ International Funding Limited 144A (z)	0.24	2-5-2013	6,000,000	5,999,840
BNZ International Funding Limited ±144A	0.41	10-2-2013	14,000,000	14,000,000
BNZ International Funding Limited ±144A	0.41	11-1-2013	15,000,000	15,000,000
BNZ International Funding Limited ±144A	0.48	2-28-2013	4,000,000	4,000,003
BPCE 144A (z)	0.37	4-1-2013	12,000,000	11,992,723
BPCE 144A (z)	0.37	4-9-2013	10,000,000	9,993,114
Caisse Centrale Desjardins du Quebec 144A (z)	0.19	2-15-2013	6,000,000	5,999,556
Caisse Centrale Desjardins du Quebec 144A (z)	0.22	3-13-2013	3,000,000	2,999,267
Caisse Centrale Desjardins du Quebec 144A (z)	0.23	2-6-2013	21,000,000	20,999,329
Caisse Centrale Desjardins du Quebec 144A (z)	0.23	2-8-2013	10,000,000	9,999,553
Caisse Centrale Desjardins du Quebec 144A (z)	0.24	2-20-2013	24,000,000	23,997,023
Caisse Centrale Desjardins du Quebec 144A (z)	0.24	2-22-2013	4,000,000	3,999,452
Caisse Centrale Desjardins du Quebec 144A (z)	0.24	4-4-2013	2,000,000	1,999,173
Caisse Centrale Desjardins du Quebec 144A (z)	0.25	2-12-2013	3,000,000	2,999,771
Caisse Centrale Desjardins du Quebec 144A (z)	0.25	2-28-2013	5,000,000	4,999,063
Caisse Centrale Desjardins du Quebec 144A (z)	0.25	3-4-2013	10,000,000	9,997,847
Caisse Centrale Desjardins du Quebec 144A (z)	0.25	3-5-2013	5,000,000	4,998,889
Commonwealth Bank of Australia 144A (z)	0.23	2-28-2013	12,000,000	11,997,930
Commonwealth Bank of Australia 144A (z)	0.23	5-6-2013	6,000,000	5,996,663
Commonwealth Bank of Australia ±144A	0.36	11-29-2013	9,000,000	8,999,245
Commonwealth Bank of Australia ±144A	0.36	11-14-2013	6,000,000	6,000,000
CPPIB Capital Incorporated 144A (z)	0.17	4-3-2013	11,000,000	10,996,831
CPPIB Capital Incorporated 144A (z)	0.17	3-27-2013	4,000,000	3,998,980
CPPIB Capital Incorporated 144A (z)	0.18	4-22-2013	3,000,000	2,998,800
CPPIB Capital Incorporated 144A (z)	0.20	3-26-2013	19,205,000	19,199,442
CPPIB Capital Incorporated 144A (z)	0.20	4-4-2013	12,000,000	11,995,867
CPPIB Capital Incorporated 144A (z)	0.21	3-5-2013	3,000,000	2,999,440
CPPIB Capital Incorporated 144A (z)	0.21	3-13-2013	3,000,000	2,999,300
CPPIB Capital Incorporated 144A (z)	0.21	3-14-2013	14,000,000	13,996,652
CPPIB Capital Incorporated 144A (z)	0.22	3-20-2013	13,000,000	12,996,266
CPPIB Capital Incorporated 144A (z)	0.23	4-2-2013	5,000,000	4,998,083
Credit Agricole North America Incorporated (z)	0.38	4-8-2013	10,000,000	9,993,033
Credit Agricole North America Incorporated (z)	0.38	4-9-2013	10,000,000	9,992,928
Credit Suisse (New York) (z)	0.25	5-23-2013	27,000,000	26,979,188

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Money Market Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Financial Company Commercial Paper (continued)
Credit Suisse (New York) (z)	0.26%	3-21-2013	$39,000,000	$38,986,480
Credit Suisse (New York) (z)	0.26	3-28-2013	15,000,000	14,994,042
DNB Nor Bank ASA 144A (z)	0.24	5-21-2013	20,000,000	19,985,467
DNB Nor Bank ASA 144A (z)	0.25	5-7-2013	13,000,000	12,991,595
DNB Nor Bank ASA ±144A	0.46	9-20-2013	24,000,000	24,000,000
HSBC Bank plc (z)	0.23	4-5-2013	3,000,000	2,998,793
HSBC Bank plc ±144A	0.44	10-15-2013	10,000,000	10,000,000
HSBC Bank plc ±144A	0.44	10-1-2013	10,000,000	10,000,000
JPMorgan Chase & Company ±	0.36	3-6-2013	7,000,000	7,000,000
Natexis US Finance Company LLC (z)	0.37	4-2-2013	25,000,000	24,984,583
Natexis US Finance Company LLC (z)	0.37	4-3-2013	3,000,000	2,998,119
National Australia Bank Limited 144A (z)	0.22	2-6-2013	15,000,000	14,999,542
Nationwide Building Society 144A (z)	0.30	3-28-2013	18,000,000	17,991,750
Nationwide Building Society 144A (z)	0.30	4-9-2013	5,000,000	4,997,208
Nationwide Building Society 144A (z)	0.30	5-13-2013	11,000,000	10,990,742
Nationwide Building Society 144A (z)	0.31	4-12-2013	18,000,000	17,989,150
Nationwide Building Society 144A (z)	0.55	4-4-2013	15,000,000	14,985,792
Oversea-Chinese Banking Corporation Limited (z)	0.18	2-4-2013	6,000,000	5,999,910
Oversea-Chinese Banking Corporation Limited (z)	0.19	3-28-2013	18,000,000	17,994,775
Oversea-Chinese Banking Corporation Limited (z)	0.20	4-30-2013	7,000,000	6,996,577
Prudential plc 144A (z)	0.25	4-29-2013	17,000,000	16,988,908
SBAB Bank AB 144A (z)	0.31	2-5-2013	10,000,000	9,999,656
SBAB Bank AB 144A (z)	0.31	2-8-2013	3,000,000	2,999,819
SBAB Bank AB 144A (z)	0.31	2-11-2013	7,000,000	6,999,397
SBAB Bank AB 144A (z)	0.31	2-19-2013	8,000,000	7,998,760
Skandinaviska Enskilda Banken AG 144A (z)	0.42	5-15-2013	14,000,000	13,983,276
Skandinaviska Enskilda Banken AG 144A (z)	0.60	7-8-2013	35,000,000	34,908,417
Societe Generale (North America) (z)	0.37	4-2-2013	15,000,000	14,990,750
Societe Generale (North America) (z)	0.38	4-3-2013	8,000,000	7,994,849
State Street Corporation (z)	0.18	5-1-2013	5,000,000	4,997,775
State Street Corporation (z)	0.22	3-12-2013	10,000,000	9,997,617
Sumitomo Mitsui Banking Corporation 144A (z)	0.16	2-5-2013	40,000,000	39,999,289
Sumitomo Mitsui Banking Corporation 144A (z)	0.25	4-8-2013	10,000,000	9,995,417
Suncorp Group Limited 144A (z)	0.44	4-30-2013	8,000,000	7,991,396
Suncorp Group Limited 144A (z)	0.45	2-5-2013	10,000,000	9,999,500
Suncorp Group Limited 144A (z)	0.45	3-11-2013	3,000,000	2,998,575
Suncorp Group Limited 144A (z)	0.45	3-18-2013	5,000,000	4,997,213
Suncorp Group Limited 144A (z)	0.45	3-20-2013	3,000,000	2,998,238
Swedbank (z)	0.26	3-25-2013	15,000,000	14,994,475
Swedbank (z)	0.26	3-27-2013	23,000,000	22,991,203
Swedbank (z)	0.28	3-20-2013	5,000,000	4,998,172
Swedbank (z)	0.49	7-3-2013	25,000,000	24,948,278
Swedbank (z)	0.50	7-1-2013	14,000,000	13,970,833
Swedbank (z)	0.50	7-2-2013	8,000,000	7,983,222
Toyota Credit Canada Incorporated (z)	0.25	3-15-2013	3,000,000	2,999,125
Toyota Credit Canada Incorporated (z)	0.25	3-19-2013	5,000,000	4,998,403
UBS Finance Delaware LLC (z)	0.22	5-14-2013	35,000,000	34,978,183
UOB Funding LLC (z)	0.22	2-21-2013	10,000,000	9,998,778
UOB Funding LLC (z)	0.24	4-4-2013	17,000,000	16,992,973

6	Wells Fargo Advantage Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Financial Company Commercial Paper (continued)
Westpac Banking Corporation ±144A	0.35%	1-16-2014	$15,000,000	$14,998,534
Westpac Banking Corporation ±144A	0.36	11-8-2013	15,000,000	14,998,814
Westpac Securities NZ Limited ±144A	0.38	4-8-2013	7,000,000	7,000,000
Westpac Securities NZ Limited ±144A	0.38	2-22-2013	23,000,000	23,000,000
Westpac Securities NZ Limited ±144A	0.38	2-25-2013	14,000,000	14,000,000
Westpac Securities NZ Limited ±144A	0.40	10-25-2013	17,000,000	17,000,000
Westpac Securities NZ Limited ±144A	0.46	7-22-2013	11,000,000	11,000,000
Westpac Securities NZ Limited ±144A	0.50	4-15-2013	5,000,000	5,000,505

				1,248,640,844

Other Commercial Paper: 4.13%
ACTS Retirement Life Communities Incorporated (z)	0.36	3-13-2013	2,000,000	1,999,200
ACTS Retirement Life Communities Incorporated (z)	0.36	3-13-2013	1,000,000	999,600
CNPC Finance 144A (z)	0.30	2-4-2013	8,000,000	7,999,800
CNPC Finance 144A (z)	0.30	3-28-2013	5,000,000	4,997,708
CNPC Finance 144A (z)	0.36	3-11-2013	4,000,000	3,998,480
CNPC Finance 144A (z)	0.36	4-23-2013	14,000,000	13,988,660
CNPC Finance 144A (z)	0.37	3-14-2013	8,000,000	7,996,629
CNPC Finance 144A (z)	0.38	4-17-2013	5,000,000	4,996,042
CNPC Finance 144A (z)	0.39	3-19-2013	19,000,000	18,990,532
CNPC Finance 144A (z)	0.39	3-22-2013	14,000,000	13,992,568
Mitsui & Company USA Incorporated (z)	0.28	2-12-2013	5,000,000	4,999,572
Motiva Enterprises LLC (z)	0.18	2-13-2013	6,000,000	5,999,640
Motiva Enterprises LLC (z)	0.20	2-11-2013	9,000,000	8,999,528
Sinochem Company Limited (z)	0.18	3-5-2013	5,000,000	4,999,200
Sinochem Company Limited (z)	0.20	2-20-2013	8,000,000	7,999,155
Sinochem Company Limited (z)	0.30	5-7-2013	4,000,000	3,996,833
Toyota Credit de Puerto Rico (z)	0.21	5-10-2013	10,000,000	9,994,283
Toyota Credit de Puerto Rico (z)	0.25	3-22-2013	4,000,000	3,998,639
Toyota Motor Credit Corporation (z)	0.22	5-23-2013	15,000,000	14,989,825
Toyota Motor Credit Corporation (z)	0.27	3-4-2013	6,000,000	5,998,605
Toyota Motor Credit Corporation (z)	0.27	3-6-2013	7,000,000	6,998,268
Toyota Motor Credit Corporation (z)	0.35	2-25-2013	22,000,000	21,994,867

				180,927,634

Total Commercial Paper (Cost $2,245,934,668)				2,245,934,668

Government Agency Debt: 2.28%
FHLB ±	0.29	2-5-2013	10,000,000	9,999,956
FHLB ±	0.29	3-7-2013	16,000,000	15,999,547
FHLB ±	0.29	5-9-2013	3,000,000	2,999,757
FHLB ±	0.30	3-28-2013	16,000,000	15,999,496
FHLB ±	0.31	5-2-2013	7,000,000	6,999,649
FHLB ±	0.32	4-1-2013	15,000,000	15,000,000
FHLB ±	0.32	5-17-2013	16,000,000	16,000,000
FHLB ±	0.34	5-17-2013	6,000,000	6,000,000
Overseas Private Investment Corporation ±§	0.17	7-9-2026	11,000,000	11,000,000

Total Government Agency Debt (Cost $99,998,405)				99,998,405

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Money Market Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 15.66%

Alabama: 0.34%

Variable Rate Demand Notes ø: 0.34%
Birmingham AL Special Care Facilities Finance Authority Ascension Health Series 2006-C (Miscellaneous Revenue, Morgan Stanley Bank LIQ) 144A	0.13%	11-15-2046	$10,000,000	$10,000,000
Homewood AL Educational Building Authority (Education Revenue, Branch Banking & Trust LOC)	0.10	12-1-2043	4,928,000	4,928,000

				14,928,000

California: 1.79%

Other Municipal Debt: 0.34%
Los Angeles County CA Metropolitan Transportation Authority Series ATBB (Transportation Revenue)	0.23	2-13-2013	4,000,000	4,000,000
Orange County CA Pension Obligation Taxable Series A (Miscellaneous Revenue)	0.61	11-1-2013	1,000,000	1,000,000
Orange County CA Pension Obligation Taxable Series A (Miscellaneous Revenue)	0.85	2-1-2013	3,000,000	3,000,000
San Francisco CA City & County Public Utilities Commission Series A2T (Utilities Revenue)	0.23	2-21-2013	4,000,000	4,000,000
San Francisco CA City & County Public Utilities Commission Series IAM 17 (Utilities Revenue)	0.24	2-20-2013	3,000,000	3,000,000

				15,000,000

Variable Rate Demand Notes ø: 1.45%
California Series A-1 PUTTER (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	5-30-2013	30,000,000	30,000,000
JPMorgan Chase PUTTER/DRIVER Trust Series 3164 (GO, JPMorgan Chase & Company LIQ) 144A	0.11	8-1-2031	4,145,000	4,145,000
Los Angeles CA Beverly Park Apartments Series A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.14	8-1-2018	6,500,000	6,500,000
Sacramento County CA MUD JPMorgan Chase PUTTER Series 4071 (Utilities Revenue, BHAC/AGM/Ambac Insured, JPMorgan Chase & Company LIQ) 144A	0.12	11-15-2013	9,775,000	9,775,000
San Bernardino County CA COP Series B (Miscellaneous Revenue, Bank of America NA LOC)	0.21	3-1-2017	4,126,000	4,126,000
San Francisco CA City & County RDA Community Facilities District # 4 (Tax Revenue, Bank of America NA LOC)	0.14	8-1-2032	5,000,000	5,000,000
San Francisco CA City & County RDA Notre Dame Apartments Series G (Housing Revenue, Citibank NA LOC)	0.15	12-1-2033	1,915,000	1,915,000
San Leandro CA Carlton Plaza Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.13	9-15-2032	1,800,000	1,800,000

				63,261,000

Colorado: 0.73%

Variable Rate Demand Notes ø: 0.73%
Colorado HFA Class I Series B-2 (Housing Revenue, Royal Bank of Canada SPA)	0.12	5-1-2038	6,000,000	6,000,000
Colorado HFA Taxable MFHR Project B-2 (Housing Revenue, FHLB SPA)	0.17	5-1-2050	15,425,000	15,425,000
Colorado TRAN JPMorgan Chase PUTTER/DRIVER Trust Series 4251 (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	6-27-2013	765,000	765,000
Royal Bank of Canada Municipal Products Incorporated Trust Series E-25 (Miscellaneous Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.13	11-15-2025	10,000,000	10,000,000

				32,190,000

8	Wells Fargo Advantage Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Connecticut: 0.34%

Variable Rate Demand Notes ø: 0.34%
Connecticut HFA Series C-2 (Housing Revenue, Bank of Tokyo-Mitsubishi SPA)	0.10%	5-15-2034	$10,000,000	$10,000,000
New Britain CT Taxable Pension Series C (GO, JPMorgan Chase & Company LOC)	0.28	2-1-2026	5,000,000	5,000,000

				15,000,000

District of Columbia: 0.11%

Other Municipal Debt: 0.11%
District of Columbia Water and Sewer Authority Series C (Water & Sewer Revenue)	0.20	3-12-2013	5,000,000	5,000,000

Florida: 0.14%

Variable Rate Demand Notes ø: 0.14%
Hillsborough FL JPMorgan Chase PUTTER/DRIVER Trust Series 4172 (Lease Revenue, JPMorgan Chase & Company LIQ) 144A	0.14	1-1-2020	1,990,000	1,990,000
Volusia County FL Eclipse Funding Trust Series 0008 (Miscellaneous Revenue, U.S. Bank NA LOC, AGM Insured, U.S. Bank NA LIQ)	0.10	8-1-2013	1,985,000	1,985,000
Volusia County FL Eclipse Funding Trust Series 0036 (Miscellaneous Revenue, U.S. Bank NA LOC, AGM Insured, U.S. Bank NA LIQ)	0.10	8-1-2032	1,985,000	1,985,000

				5,960,000

Georgia: 0.61%

Variable Rate Demand Notes ø: 0.61%
Columbus GA Housing Development Authority PFOTER Series TN-024 (Housing Revenue, ACA Insured) 144A	0.45	10-1-2039	5,205,000	5,205,000
Main Street Natural Gas Incorporated Georgia Gas Project Series A (Utilities Revenue, Royal Bank of Canada SPA)	0.10	8-1-2040	6,985,000	6,985,000
Richmond County GA Development Authority Health Project Series A (Health Revenue, JPMorgan Chase & Company LOC)	0.10	7-1-2037	14,625,000	14,625,000

				26,815,000

Illinois: 0.27%

Variable Rate Demand Notes ø: 0.27%
Chicago IL Midway Airport Series A2 (Airport Revenue, JPMorgan Chase & Company LOC)	0.17	1-1-2025	935,000	935,000
Chicago IL Water District Solar Eclipse Funding Trust Various States Project Series 2006-A (Water & Sewer Revenue, U.S. Bank NA LOC, U.S. Bank NA LIQ)	0.10	5-1-2014	3,990,000	3,990,000
Cook County IL Various Projects Series D (Tax Revenue)	0.19	11-1-2030	2,000,000	2,000,000
Springfield IL Electric Senior Lien Electric Revenue Bonds Series 2007 PUTTER Series 1314 (Utilities Revenue, BHAC/MBIA Insured, JPMorgan Chase & Company LIQ)	0.13	3-1-2014	4,980,000	4,980,000

				11,905,000

Iowa: 0.32%

Variable Rate Demand Note ø: 0.32%
Iowa Finance Authority Student Housing Des Moines LLC Project A (Miscellaneous Revenue, Citibank NA LOC)	0.17	6-1-2039	13,940,000	13,940,000

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Money Market Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Kentucky: 0.07%

Variable Rate Demand Note ø: 0.07%
Kentucky Housing Corporation Series M (Housing Revenue, PNC Bank NA SPA)	0.14%	1-1-2033	$3,000,000	$3,000,000

Maryland: 0.22%

Variable Rate Demand Notes ø: 0.22%
Maryland CDA Series 2006-G (Housing Revenue, State Street Bank & Trust Company SPA)	0.12	9-1-2040	4,000,000	4,000,000
Maryland Health & HEFAR Series D (Miscellaneous Revenue, Bank of America NA LOC)	0.12	1-1-2029	5,765,000	5,765,000

				9,765,000

Massachusetts: 0.05%

Variable Rate Demand Note ø: 0.05%
Massachusetts Development Finance Agency Babson College Series B (Education Revenue, Citizens Bank LOC)	0.16	10-1-2031	2,260,000	2,260,000

Michigan: 0.50%

Variable Rate Demand Notes ø: 0.50%
Michigan Higher Education Student Loan Series XVII-K-6 Royal Bank of Canada Municipal Products Incorporated Series L-31 (Education Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ)	0.16	9-1-2032	4,000,000	4,000,000
Michigan Higher Education Student Loan Series XVII-N-3 Royal Bank of Canada Municipal Products Incorporated Series L-28 (Education Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ)	0.16	9-1-2033	5,000,000	5,000,000
Michigan Housing Development Authority Series A (Housing Revenue, Bank of Tokyo-Mitsubishi SPA)	0.10	4-1-2040	3,965,000	3,965,000
Michigan Housing Development Authority Series A (Housing Revenue, JPMorgan Chase & Company SPA)	0.15	10-1-2037	3,000,000	3,000,000
Michigan State University Revenues Series A (Education Revenue, Northern Trust Company SPA)	0.10	2-15-2033	4,000,000	4,000,000
Wayne County MI IDA Rayonier Project Series 2000 (IDR, Bank of America NA LOC)	0.14	5-1-2020	2,000,000	2,000,000

				21,965,000

Mississippi: 0.07%

Variable Rate Demand Note ø: 0.07%
Perry County MS PCR Leaf River Forest Product Project Series 2002 (IDR, Scotia Bank LOC)	0.09	2-1-2022	3,000,000	3,000,000

Nebraska: 0.23%

Variable Rate Demand Note ø: 0.23%
Nebraska Central Plains Gas Project #2 Series 2009 (Utilities Revenue, Royal Bank of Canada SPA)	0.10	8-1-2039	9,880,000	9,880,000

Nevada: 0.23%

Variable Rate Demand Notes ø: 0.23%
Clark County NV Southwest Gas Project Series A (Utilities Revenue, JPMorgan Chase & Company LOC)	0.12	3-1-2038	6,000,000	6,000,000
Las Vegas NV EDFA Andre Agassi Foundation Project (Miscellaneous Revenue, Bank of America NA LOC)	0.12	10-1-2035	3,905,000	3,905,000

				9,905,000

10	Wells Fargo Advantage Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

New Hampshire: 0.09%

Variable Rate Demand Note ø: 0.09%
New Hampshire HEFA St. Anselm College Series 2008 (Education Revenue, Royal Bank of Scotland LOC)	0.09%	6-1-2038	$3,835,000	$3,835,000

New Jersey: 0.51%

Variable Rate Demand Notes ø: 0.51%
New Jersey TTFA PUTTER Series 2009-70 (Transportation Revenue, State Street Bank & Trust Company LIQ)	0.10	12-15-2023	5,000,000	5,000,000
New Jersey Turnpike Authority Royal Bank of Canada Municipal Products Incorporated Trust Series E41 (Tax Revenue, Royal Bank of Canada LOC) 144A	0.33	1-1-2018	4,000,000	4,000,000
Salem County NJ PCFA Atlantic City Electric Company Project Series A (Utilities Revenue, JPMorgan Chase & Company LOC)	0.11	4-15-2014	13,200,000	13,200,000

				22,200,000

New Mexico: 0.14%

Variable Rate Demand Notes ø: 0.14%
New Mexico Educational Authority PFOTER Series 637 (Education Revenue, Guaranteed Student Loans)	0.15	4-1-2037	2,000,000	2,000,000
New Mexico Municipal Energy Acquisition Authority Gas Supply Series 2009 (Utilities Revenue, Royal Bank of Canada SPA)	0.10	11-1-2039	3,980,000	3,980,000

				5,980,000

New York: 1.68%

Variable Rate Demand Notes ø: 1.68%
Abraham Joshua Hesehal School New York Series 2010 (Education Revenue, TD Bank NA LOC)	0.17	1-1-2040	2,490,000	2,490,000
JPMorgan Chase PUTTER/DRIVER Trust (Miscellaneous Revenue, AGM Insured, JPMorgan Chase & Company LIQ) 144A	0.12	10-1-2013	7,780,000	7,780,000
New York HFA Biltmore Tower Housing Project Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	5-15-2034	5,000,000	5,000,000
New York HFA Clinton Green South Project Series A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	11-1-2038	5,000,000	5,000,000
New York HFA Eleventh Avenue Housing Project Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	5-15-2041	5,000,000	5,000,000
New York HFA MFHR Second Mortgage Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.09	5-1-2029	2,000,000	2,000,000
New York HFA Remeeder Houses Project Series A (Housing Revenue, Citibank NA LOC)	0.13	5-1-2039	4,875,000	4,875,000
New York HFA Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.12	5-15-2041	9,000,000	9,000,000
New York HFA Victory Housing Project Series 2000-A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	11-1-2033	2,000,000	2,000,000
New York HFA Victory Housing Project Series 2004-A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	11-1-2033	10,400,000	10,400,000
New York HFA West 31st Street Housing Project Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	5-15-2038	5,000,000	5,000,000
New York Mortgage Agency Homeowner ROC RR-II-R-11703 (Housing Revenue, Citibank NA LIQ) 144A	0.30	10-1-2031	2,475,000	2,475,000

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
New York NY Housing Development Corporation Via Verde Apartments Series A (Housing Revenue, JPMorgan Chase & Company LOC)	0.23%	1-1-2016	$535,000	$535,000
New York NY Transitional Finance Authority JPMorgan Chase PUTTER/DRIVER Trust Series 4043 (Tax Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	4-1-2014	3,710,000	3,710,000
PFOTER Series TNP-1004 (Resource Recovery Revenue, Ambac Insured, Bank of America NA LIQ) 144A	0.75	1-29-2046	5,145,000	5,145,000
PFOTER Series TNP-39 (Miscellaneous Revenue, Bank of America NA LIQ) 144A	0.45	7-26-2013	3,100,000	3,100,000

				73,510,000

North Carolina: 0.07%

Variable Rate Demand Note ø: 0.07%
Roanoke Rapids NC Music & Entertainment District Project Series 2007 (Tax Revenue, Bank of America NA LOC)	0.32	7-1-2027	3,000,000	3,000,000

Ohio: 0.34%

Variable Rate Demand Notes ø: 0.34%
Ohio HFA Residential Management Taxable Series I (Housing Revenue, GNMA/FNMA/FHLMC Insured, FHLB SPA)	0.19	9-1-2039	6,989,000	6,989,000
Ohio HFA Residential Mortgage Backed Series B (Housing Revenue, GNMA/FNMA Insured, JPMorgan Chase & Company SPA)	0.13	9-1-2038	4,000,000	4,000,000
Ohio HFA Residential Mortgage Backed Series E (Housing Revenue, GNMA/FNMA Insured, JPMorgan Chase & Company SPA)	0.13	9-1-2038	3,000,000	3,000,000
Warren County OH Health Care Facilities Otterbein Homes Series 1998-B (Health Revenue, U.S. Bank NA LOC)	0.09	7-1-2023	925,000	925,000

				14,914,000

Oregon: 0.11%

Variable Rate Demand Note ø: 0.11%
Oregon Department PFOTER (Miscellaneous Revenue, Bank of America NA LIQ) 144A	0.45	5-1-2035	5,000,000	5,000,000

Pennsylvania: 0.64%

Other Municipal Debt: 0.11%
Philadelphia PA IDA City Service Agreement Series 2012 (Miscellaneous Revenue)	0.50	4-1-2013	5,000,000	5,000,000

Variable Rate Demand Notes ø: 0.53%
Montgomery County PA IDA Series 3238 (Health Revenue, FHA Insured) 144A	0.10	8-1-2030	2,000,000	2,000,000
PFOTER Series TNP-1003 (Education Revenue, Guaranteed Student Loans, Bank of America NA LIQ) 144A	0.75	6-1-2047	11,610,000	11,610,000
Philadelphia PA Series 2005 C-2 (Airport Revenue, Royal Bank of Canada LOC)	0.10	6-15-2025	9,600,000	9,600,000

				23,210,000

Puerto Rico: 0.18%

Variable Rate Demand Note ø: 0.18%
Puerto Rico Sales Tax Financing Corporation Series 3036 (Tax Revenue)	0.10	8-1-2057	8,000,000	8,000,000

South Carolina: 0.25%

Other Municipal Debt: 0.25%
South Carolina Public Service Authority Series AA IAM 95 (Utilities Revenue)	0.23	2-4-2013	4,001,000	4,001,000
South Carolina Public Service Authority Series AA IAM 96 (Utilities Revenue)	0.23	2-21-2013	2,000,000	2,000,000

12	Wells Fargo Advantage Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Other Municipal Debt (continued)
York County SC PCR Natural Rural Utilities Cooperative Finance Corporation North Carolina Electric Membership Corporation Project Series 2000 B-1 (Utilities Revenue)	0.30%	3-1-2013	$2,000,000	$2,000,000
York County SC PCR Natural Rural Utilities Cooperative Finance Corporation North Carolina Electric Membership Corporation Project Series 2000 B-3 (Utilities Revenue)	0.30	3-1-2013	3,000,000	3,000,000

				11,001,000

South Dakota: 0.05%

Variable Rate Demand Note ø: 0.05%
South Dakota Housing Development Authority Series C (Housing Revenue, FHLB SPA)	0.10	5-1-2037	2,000,000	2,000,000

Tennessee: 0.96%

Variable Rate Demand Notes ø: 0.96%
Chattanooga TN Industrial Development Board BlueCross Corporation (IDR, Bank of America NA LOC)	0.20	1-1-2028	8,000,000	8,000,000
Clarksville TN Public Building Authority Tennessee Municipal Building Fund (Miscellaneous Revenue, Bank of America NA LOC)	0.19	11-1-2035	6,550,000	6,550,000
Memphis TN JPMorgan Chase PUTTER Trust Series 4149 (Tax Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	10-1-2013	2,975,000	2,975,000
Montgomery County TN Public Building Authority Tennessee County Loan Pool Series 2004 (Miscellaneous Revenue, Bank of America NA LOC)	0.19	7-1-2034	18,470,000	18,470,000
Montgomery County TN Public Building Authority Tennessee County Loan Pool Series 2006 (Miscellaneous Revenue, Bank of America NA LOC)	0.19	2-1-2036	3,250,000	3,250,000
Nashville & Davidson Counties TN Metropolitan Government Stewarts Ferry Apartments Project (IDR, FHLMC Insured, FHLMC LIQ)	0.10	1-1-2034	1,000,000	1,000,000
Nashville & Davidson Counties TN Metropolitan Government Weatherly Ridge Apartments Project Series A (Housing Revenue, U.S. Bank NA LOC)	0.12	12-1-2041	2,000,000	2,000,000

				42,245,000

Texas: 3.24%

Variable Rate Demand Notes ø: 3.24%
Bexar County TX Health Facilities El Centro Del Barrio Series A (Health Revenue, JPMorgan Chase & Company LOC)	0.12	12-1-2032	9,595,000	9,595,000
Calhoun County TX Formosa Plastics Corporation Project Series B (IDR, Sumitomo Mitsui Banking LOC) 144A	0.12	9-1-2041	4,000,000	4,000,000
Harris County TX Cultural Education Facilities Finance Corporation Hermann Health Series D1 (Health Revenue, JPMorgan Chase & Company LOC)	0.11	6-1-2029	7,000,000	7,000,000
Mission TX Economic Development Solid Waste Disposal IESI Corporation (Solid Waste Revenue, Bank of America NA LOC)	0.10	4-1-2022	2,000,000	2,000,000
Pasadena TX Independent School District Series B (Tax Revenue, AGM Insured, JPMorgan Chase & Company SPA)	0.15	2-1-2035	13,000,000	13,000,000
PFOTER Series TN-038 (Miscellaneous Revenue, Bank of America NA LIQ) 144A	0.29	8-1-2015	45,000,000	45,000,000
Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series E-18 (Miscellaneous Revenue, Royal Bank of Canada LOC, Royal Bank of Canada SPA) 144A	0.10	6-1-2032	8,000,000	8,000,000
Texas JPMorgan Chase PUTTER Trust Series 4262 (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	8-30-2013	36,000,000	36,000,000
Texas Municipal Gas Acquisition & Supply Corporation Series 2848 (Miscellaneous Revenue, Morgan Stanley Bank LIQ)	0.40	12-15-2026	12,901,006	12,901,006
Texas Taxable Product Development Program Series A (GO, National Australia Bank SPA)	0.18	6-1-2045	4,480,000	4,480,000

				141,976,006

Portfolio of investments—January 31, 2013	Wells Fargo Advantage Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Utah: 0.06%

Variable Rate Demand Note ø: 0.06%
Utah Board of Regents Student Loan Series A (Education Revenue, Royal Bank of Canada LOC)	0.13%	11-1-2045	$2,448,000	$2,448,000

Washington: 0.45%

Other Municipal Debt: 0.07%
Port of Seattle WA (Port Authority Revenue)	0.30	2-14-2013	3,000,000	3,000,000

Variable Rate Demand Notes ø: 0.38%
Seattle WA Eclipse Funding Trust (Port Authority Revenue, U.S. Bank NA LOC, U.S. Bank NA LIQ) 144A	0.10	3-1-2035	4,275,000	4,275,000
Washington HEFAR Whitman College Project (Education Revenue, Bank of America NA SPA)	0.17	1-1-2038	5,860,000	5,860,000
Washington Housing Finance Commission Series 1430-R (Housing Revenue, GNMA/FNMA/FHLMC Insured, Bank of America NA SPA)	0.27	6-1-2037	1,815,000	1,815,000
Washington Housing Finance Commission Whisperwood Apartments Project Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.12	5-15-2035	4,650,000	4,650,000

				16,600,000

West Virginia: 0.30%

Variable Rate Demand Notes ø: 0.30%
Fayette County WV Solid Waste Disposal Facility Commission Georgia-Pacific Corporation Project Series 1995 (IDR, U.S. Bank NA LOC)	0.11	5-1-2018	11,100,000	11,100,000
West Virginia EDA Morgantown Energy (IDR, Union Bank NA LOC)	0.13	4-1-2027	2,000,000	2,000,000

				13,100,000

Wisconsin: 0.57%

Variable Rate Demand Notes ø: 0.57%
Wisconsin HEFA Hess Memorial Hospital Incorporated Series 2007 (Health Revenue, U.S. Bank NA LOC)	0.10	5-1-2024	8,000,000	8,000,000
Wisconsin Housing & EDA Home Ownership Series D (Housing Revenue, FNMA LOC)	0.11	9-1-2035	1,055,000	1,055,000
Wisconsin PFA Housing Project Series 2011 (Housing Revenue, Bank of America NA LOC)	0.30	1-1-2042	13,780,000	13,780,000
Wisconsin Public Power PUTTER Series 1232 (Utilities Revenue, BHAC/Ambac Insured, JPMorgan Chase & Company LIQ)	0.13	7-1-2013	2,210,000	2,210,000

				25,045,000

Total Municipal Obligations (Cost $685,838,006)				685,838,006

Other Instruments: 1.39%
Australia & New Zealand Banking Group ±144A	0.46	4-12-2013	4,000,000	4,002,070
Australia & New Zealand Banking Group ±144A	1.05	1-10-2014	5,000,000	5,032,578
Citibank NA	0.17	2-7-2013	20,000,000	20,000,000
GBG LLC Custody Receipts ±144A§	0.12	9-1-2027	9,489,000	9,489,000
Oakland-Alameda County CA Series A-2 Municipal Commercial Paper	0.19	2-14-2013	4,769,297	4,769,297
Puttable Floating Option Taxable Receipts Series TNP-004 ±144A§	0.90	5-15-2051	6,570,000	6,570,000
Westpac Banking Corporation ±144A	0.86	4-8-2013	10,000,000	10,011,020
Westpac Banking Corporation ±144A	1.55	1-30-2014	1,000,000	1,012,024

Total Other Instruments (Cost $60,885,989)				60,885,989

14	Wells Fargo Advantage Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Other Notes: 1.68%

Corporate Bonds and Notes: 1.68%
ACTS Retirement Life Communities Incorporated ±§	0.22%	11-15-2029	$2,701,000	$2,701,000
JPMorgan Chase & Company ±	0.96	2-26-2013	5,000,000	5,001,582
LTF Real Estate LLC ±144A§	0.30	6-1-2033	15,000,000	15,000,000
MetLife Institutional Funding ±144A	0.56	4-3-2013	17,000,000	17,009,370
Providence Health & Services ±§	0.20	10-1-2042	6,000,000	6,000,000
Toyota Motor Credit Corporation ±	0.31	12-9-2013	13,000,000	13,000,000
Toyota Motor Credit Corporation ±	0.38	7-19-2013	15,000,000	15,000,000

Total Other Notes (Cost $73,711,952)				73,711,952

Repurchase Agreements ^^: 4.64%
Bank of Nova Scotia, dated 1-31-13, maturity value $22,000,104 (1)	0.17	2-1-2013	22,000,000	22,000,000
Barclays Capital Incorporated, dated 1-31-2013, maturity value $12,000,053 (2)	0.16	2-1-2013	12,000,000	12,000,000
Barclays Capital Incorporated, dated 1-31-2013, maturity value $29,000,137 (3)	0.17	2-1-2013	29,000,000	29,000,000
Goldman Sachs & Company, dated 1-2-2013, maturity value $34,016,707 (4)±§(i)¢	0.29	3-4-2013	34,000,000	34,000,000
Goldman Sachs & Company, dated 1-15-2013, maturity value $12,004,640 (5)±§(i)¢	0.29	3-4-2013	12,000,000	12,000,000
GX Clarke & Company, dated 1-31-13, maturity value $14,000,101 (6)	0.26	2-1-2013	14,000,000	14,000,000
JPMorgan Securities, dated 1-31-2013, maturity value $33,004,831 (7)	0.24	2-1-2013	33,000,000	33,000,000
Royal Bank of Canada Capital Markets Incorporated, dated 1-31-2013, maturity value $20,000,089 (8)	0.16	2-1-2013	20,000,000	20,000,000
Societe Generale, dated 1-31-2013, maturity value $27,312,329 (9)	0.17	2-1-2013	27,312,200	27,312,200

Total Repurchase Agreements (Cost $203,312,200)				203,312,200

Treasury Debt: 1.01%
U.S. Treasury Bill (z)	0.15	4-11-2013	14,000,000	13,996,109
U.S. Treasury Bill (z)	0.15	2-21-2013	30,000,000	29,997,615

Total Treasury Debt (Cost $43,993,724)				43,993,724

Total investments in securities
(Cost $4,411,947,113) *	100.75%	4,411,947,113
Other assets and liabilities, net	(0.75)	(32,727,095)

Total net assets	100.00%	$4,379,220,018

±	Variable rate investment. The interest rate shown is the rate in effect at period end

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.
§	Security is subject to a demand feature which reduces the effective maturity.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.
(i)	Illiquid security for which the designation as illiquid is unaudited.
¢	Represents a long-dated and extendible repurchase agreement which automatically renews on previously set terms. The maturity date represents the next put date.

^^	Collateralized by:
(1)	U.S. government securities, 2.50% to 4.00%, 5-1-2027 to 1-1-2043, fair value including accrued interest is $22,660,000.

(2)	U.S. government securities, 3.00% to 4.00%, 10-1-2041 to 2-1-2043, fair value including accrued interest is $12,360,000.

(3)	U.S. government securities, 3.00% to 5.00%, 12-1-2026 to 12-1-2042, fair value including accrued interest is $29,870,000.

(4)	Commercial papers and U.S. government securities, 0.00% to 9.25%, 2-1-2013 to 12-15-2052, fair value including accrued interest is $34,935,312.

(5)	Commercial papers and U.S. government securities, 0.00% to 9.25%, 2-1-2013 to 12-15-2052, fair value including accrued interest is $12,330,110.

(6)	U.S. government securities, 0.00% to 11.25%, 2-15-2013 to 11-15-2042, fair value including accrued interest is $14,280,033.

(7)	Commercial paper, 0.00%, 2-28-2013, fair value is $33,663,809.

(8)	U.S. government securities, 1.37% to 6.50%, 1-1-2023 to 9-1-2044, fair value including accrued interest is $20,600,000.

(9)	U.S. government securities, 2.00% to 7.50%, 3-1-2014 to 3-15-2053, fair value including accrued interest is $28,131,566.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

Portfolio of investments—January 31, 2013	Wells Fargo Advantage National Tax-Free Money Market Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 102.80%

Alabama: 1.98%

Variable Rate Demand Notes ø: 1.98%
Chatom AL IDA Board Gulf Opportunity Zone Power South Energy Cooperative Projects Series 2011 (IDR)	0.25%	8-1-2041	$7,900,000	$7,900,000
Mobile AL IDA Alabama Power Company Project Series-C (IDR)	0.13	8-1-2017	12,000,000	12,000,000
Mobile AL IDA Project Series 2006 (IDR, Whitney National Bank LOC)	0.14	8-1-2031	4,050,000	4,050,000
Tuscaloosa County AL IDA Gulf Opportunity Zone Hunt Refining Project Series 2008-C (IDR, Bank of Nova Scotia LOC)	0.10	12-1-2027	10,000,000	10,000,000
Tuscaloosa County AL IDA Gulf Opportunity Zone Hunt Refining Project Series 2011-G (IDR, Bank of Nova Scotia LOC)	0.10	4-1-2028	20,000,000	20,000,000
Tuscaloosa County AL IDA Gulf Opportunity Zone Hunt Refining Project Series 2011-J (IDR, Bank of Nova Scotia LOC)	0.10	4-1-2028	15,000,000	15,000,000

				68,950,000

Arizona: 1.74%

Other Municipal Debt: 0.43%
Phoenix AZ Civic Improvement Corporation Series 2012-A (Miscellaneous Revenue)	0.15	3-6-2013	15,100,000	15,100,000

Variable Rate Demand Notes ø: 1.31%
Maricopa County AZ IDA Gran Victoria Housing LLC Project Series 2000 A (Housing Revenue, FNMA Insured)	0.10	4-15-2030	10,500,000	10,500,000
Mesa AZ Utility System Clipper Tax-Exempt Certificate Trust 2009-33 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	7-1-2024	35,055,000	35,055,000

				45,555,000

Arkansas: 0.11%

Variable Rate Demand Note ø: 0.11%
Pulaski County AR HCFR Catholic Healthcare Series 2000-B (Health Revenue, U.S. Bank NA SPA)	0.11	12-1-2028	4,000,000	4,000,000

California: 16.23%

Other Municipal Debt: 0.85%
California Tax-Exempt Commercial Paper Notes Series 2011-A-2 (GO)	0.17	3-5-2013	7,300,000	7,300,000
Golden State Tobacco Securitization Corporation California Tobacco Settlement Series 2003-A-1 (Tobacco Revenue) §	6.75	6-1-2039	8,100,000	8,274,443
Los Angeles County CA Schools Pooled Financing Program TRAN Series B-2 (Miscellaneous Revenue)	2.00	11-29-2013	5,300,000	5,368,279
Los Angeles County CA Schools Pooled Financing Program TRAN Series B-3 (Miscellaneous Revenue)	2.00	11-29-2013	2,000,000	2,026,591
Los Angeles County CA TRAN Series B (Miscellaneous Revenue)	2.00	3-29-2013	4,600,000	4,612,920
San Diego CA School District TRAN Series 2012-13 B-2 (Education Revenue)	2.00	4-30-2013	2,000,000	2,008,175

				29,590,408

Variable Rate Demand Notes ø: 15.38%
ABAG Finance Authority for Nonprofit Corporation California Oshman Family Jewish Community Project Series 2007 (Miscellaneous Revenue, LaSalle Bank NA LOC)	0.17	6-1-2037	13,670,000	13,670,000

2	Wells Fargo Advantage National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
California CDA Gas Supply Series 2010 (Utilities Revenue, Royal Bank of Canada SPA)	0.09%	11-1-2040	$82,345,000	$82,345,000
California CDA Health Facilities Community Hospital of the Monterey Peninsula Series 2011 B (Hospital Revenue, U.S. Bank NA LOC)	0.08	6-1-2033	14,100,000	14,100,000
California CDA Refunding MFHR PUTTER Series 2680 (Housing Revenue, JPMorgan Chase & Company LOC)	0.17	5-15-2018	15,900,000	15,900,000
California CDA Sutter Health ROC RR-II-R-11621 (Health Revenue, AGM Insured, Citibank NA LIQ) 144A	0.11	8-15-2032	10,200,000	10,200,000
California HFFA Catholic Healthcare West Series H (Health Revenue, Sumitomo Mitsui Banking LOC)	0.09	7-1-2035	23,765,000	23,765,000
California HFFA Catholic Healthcare West Series I (Health Revenue, Mizuho Corporate Bank LOC)	0.09	7-1-2035	26,800,000	26,800,000
California HFFA Catholic Healthcare West Series K (Health Revenue, Mizuho Corporate Bank LOC)	0.09	7-1-2033	11,700,000	11,700,000
California HFFA Presbyterian Homes & Services Incorporated Series 2004 (Health Revenue, Union Bank NA LOC)	0.09	7-1-2034	13,775,000	13,775,000
California HFFA St. Joseph Health System Series C (Health Revenue, Northern Trust Company LOC)	0.10	7-1-2041	8,000,000	8,000,000
California Infrastructure & Economic Development Bank Institute Age Research Series 2001 (Health Revenue, U.S. Bank NA LOC)	0.08	11-15-2037	11,325,000	11,325,000
California Infrastructure & Economic Development Bank Jewish Community Center Series A (Miscellaneous Revenue, Bank of America NA LOC)	0.17	12-1-2031	9,805,000	9,805,000
California Series A-1 PUTTER (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144A	0.12	5-30-2013	50,100,000	50,100,000
Eastern Municipal Water District of Southern California Water & Sewer COP Series D (Water & Sewer Revenue, U.S. Bank NA SPA)	0.07	7-1-2023	12,350,000	12,350,000
Kings County CA Housing Authority Edgewater Apartments Series 2001 A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	2-15-2031	7,310,000	7,310,000
Lancaster CA Redevelopment Agency MFHR 20th Street Apartments Project Series C (Housing Revenue, FNMA Insured, FNMA LIQ)	0.09	12-1-2026	5,500,000	5,500,000
Los Angeles CA DW&P Subseries B-5 (Utilities Revenue, Royal Bank of Canada SPA)	0.08	7-1-2034	14,000,000	14,000,000
Los Angeles CA DW&P System Series 2012-B Royal Bank of Canada Series 0-59 (Utilities Revenue, Royal Bank of Canada LIQ) 144A	0.09	7-1-2020	5,000,000	5,000,000
Los Angeles CA International Airport Royal Bank of Canada Municipal Products Incorporated Trust Series 0-30 (Airport Revenue, Royal Bank of Canada LIQ) 144A	0.09	5-15-2040	10,060,000	10,060,000
Los Angeles CA MFHR Mission Village Terrace Series D (Housing Revenue, National Insured, JPMorgan Chase & Company LIQ)	0.11	6-1-2013	5,765,000	5,765,000
Los Rios CA Community College District PUTTER Series 2972 (Tax Revenue)	0.11	2-1-2014	5,065,000	5,065,000
Metropolitan Water District of Southern California JPMorgan Chase PUTTER Trust Series 3655Z (Water & Sewer Revenue, JPMorgan Chase & Company LIQ) 144A	0.11	7-1-2017	3,185,000	3,185,000
Morgan Hill CA RDA Tax Allocation Ojo de Agua Redevelopment Project A (Tax Revenue, Scotia Bank LOC)	0.10	9-1-2033	51,725,000	51,725,000
Ontario County CA Multi-Family Park Centre Apartment Project Series 2005 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	12-1-2035	9,200,000	9,200,000
Orange County CA Apartment Development Villas Aliento Series E Project (Housing Revenue, FNMA Insured, FNMA LIQ)	0.08	8-15-2028	3,140,000	3,140,000
Orange County CA Improvement Bond Act 1915 Irvine Coast Assessment District #88 (Miscellaneous Revenue, Sumitomo Mitsui Banking LOC)	0.10	9-2-2018	17,165,000	17,165,000
Sacramento County CA Housing Authority River Series C (Housing Revenue, FNMA Insured, FNMA LIQ)	0.09	7-15-2029	4,920,000	4,920,000

Portfolio of investments—January 31, 2013	Wells Fargo Advantage National Tax-Free Money Market Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Sacramento County CA MUD JPMorgan Chase PUTTER Series 4071 (Utilities Revenue, BHAC/AGM/Ambac Insured, JPMorgan Chase & Company LIQ) 144A	0.12%	11-15-2013	$5,825,000	$5,825,000
Sacramento County CA River Pointe Housing Authority Apartments Series 2007 B (Housing Revenue, FNMA LOC, FNMA Insured)	0.11	8-15-2027	10,000,000	10,000,000
Sacramento County CA Sanitation Districts Financing Authority PUTTER Series 2821 (Water & Sewer Revenue, AGM/FGIC Insured, JPMorgan Chase & Company LIQ)	0.13	5-16-2015	6,620,000	6,620,000
San Diego County CA Regional Transportation Community Limited Tax Series C (Tax Revenue, Mizuho Corporate Bank SPA)	0.09	4-1-2038	19,300,000	19,300,000
San Francisco CA City & County RDA Fillmore Center Series B1 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.11	12-1-2017	10,000,000	10,000,000
Santa Clara CA Electric Revenue Bonds Subseries B (Utilities Revenue, Bank of Tokyo-Mitsubishi LOC)	0.09	7-1-2027	3,295,000	3,295,000
South Placer Wastewater Authority California Series 2011 B (Water & Sewer Revenue, U.S. Bank NA LOC)	0.06	11-1-2035	18,850,000	18,850,000
Vacaville CA MFHR Quail Run Project Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	7-15-2018	7,000,000	7,000,000
Vacaville CA MFHR Sycamore Apartments Series A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.09	5-15-2029	2,350,000	2,350,000
Walnut Creek CA Multifamily Housing Revenue Creekside Drive (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.08	4-1-2027	7,120,000	7,120,000

				536,230,000

Colorado: 2.66%

Variable Rate Demand Notes ø: 2.66%
Colorado ECFA Nature Conservancy Project Series 2012 (Miscellaneous Revenue)	0.08	7-1-2033	39,880,000	39,880,000
Colorado HFA Winridge Apartments Series 1998 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	2-15-2028	8,400,000	8,400,000
Commerce City CO Northern Infrastructure General Improvement District Series 2006 (GO, U.S. Bank NA LOC)	0.11	12-1-2028	6,500,000	6,500,000
Commerce City CO Northern Infrastructure General Improvement District Series 2008 (GO, U.S. Bank NA LOC)	0.11	12-1-2038	8,625,000	8,625,000
Denver CO City & County Cottonwood Creek Series 1989-A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.15	4-15-2014	7,050,000	7,050,000
Denver CO City & County Refunding MFHR Garden Court Community Project Series 2008 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	12-15-2038	8,095,000	8,095,000
Meridian Ranch CO Metropolitan District Series 2009 (GO, U.S. Bank NA LOC)	0.11	12-1-2038	4,185,000	4,185,000
Mountain Village CO Housing Authority Facilities Apartments Project Series 2010 (Housing Revenue, U.S. Bank NA LOC)	0.11	11-1-2040	6,350,000	6,350,000
Southeast Colorado Public Improvement Metropolitan District Series 2004 (GO, U.S. Bank NA LOC)	0.11	11-15-2034	3,695,000	3,695,000

				92,780,000

Connecticut: 0.11%

Variable Rate Demand Note ø: 0.11%
Connecticut Innovations Incorporated Project Series 2012 (Utilities Revenue, TD Bank NA LOC)	0.09	12-1-2039	4,000,000	4,000,000

4	Wells Fargo Advantage National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Delaware: 0.29%

Variable Rate Demand Note ø: 0.29%
Delaware State EDA St. Andrews School Project Series 2002 (Education Revenue, TD Bank NA SPA)	0.08%	9-1-2032	$10,000,000	$10,000,000

District of Columbia: 0.45%

Variable Rate Demand Notes ø: 0.45%
District of Columbia Community Connection Real Estate Foundation Issue Series 2007-A (Miscellaneous Revenue)	0.15	7-1-2032	3,600,000	3,600,000
District of Columbia Housing Finance Agency The Yard D Building Project Series 2012 (Housing Revenue, Capital One NA LOC)	0.11	10-1-2047	4,250,000	4,250,000
Metropolitan Washington DC Airports Authority Subseries D-1 (Airport Revenue, TD Bank NA LOC)	0.08	10-1-2039	7,705,000	7,705,000

				15,555,000

Florida: 7.34%

Other Municipal Debt: 1.76%
JEA Florida Electric System Series 2000-A (Utilities Revenue)	0.13	2-21-2013	9,900,000	9,900,000
JEA Florida Electric System Series 2000-F-1 (Utilities Revenue)	0.15	2-14-2013	11,400,000	11,400,000
JEA Florida Electric System Series 2000-F-2 (Utilities Revenue)	0.12	2-13-2013	24,300,000	24,300,000
JEA Florida Electric System Series 2008-C-3 (Utilities Revenue)	0.15	3-6-2013	16,000,000	16,000,000

				61,600,000

Variable Rate Demand Notes ø: 5.58%
Alachua County FL HFA MFHR Santa Fe Apartments Project Series 2008 (Housing Revenue, FNMA LOC)	0.10	4-15-2041	7,400,000	7,400,000
Brevard County FL HFA MFHR Shore View Apartments Project Series 1995 (Housing Revenue, Harris NA LOC)	0.11	2-1-2015	3,000,000	3,000,000
Duval County FL HFA Sunbeam Road Apartments Project (Housing Revenue, U.S. Bank NA LOC)	0.10	7-1-2025	5,000,000	5,000,000
Florida Gulf Coast University Finance Corporation Parking Project Series A (Education Revenue, Harris NA LOC)	0.10	2-1-2039	7,490,000	7,490,000
Florida HFA Huntington Project 1985 Series GGG (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.12	12-1-2013	7,100,000	7,100,000
Highlands County FL Health Facilities Authority Adventist Health System Sunbelt Obligated Group Series 2006-C (Health Revenue, Bank of America NA LIQ) 144A	0.14	11-15-2036	8,595,000	8,595,000
Highlands County FL Health Facilities Authority Adventist Health System Sunbelt Obligated Group Series 2012-I-1 (Health Revenue)	0.08	11-15-2026	15,200,000	15,200,000
Hillsborough County FL School Board Master Lease Program JPMorgan PUTTER Series 4128 (Miscellaneous Revenue, JPMorgan Chase & Company LOC, JPMorgan Chase & Company LIQ) 144A	0.12	7-1-2013	47,650,000	47,650,000
Jacksonville FL HFA MFHR St. Augustine Apartments Project Series 2006 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	7-15-2033	3,300,000	3,300,000
Marion County FL HFA Paddock Apartments Project (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	10-15-2032	4,000,000	4,000,000
Miami-Dade County FL Eclipse Funding Trust (Tax Revenue, U.S. Bank NA LOC, U.S. Bank NA LIQ)	0.11	7-1-2013	2,695,000	2,695,000
Orlando FL Utilities Commission Series A (Utilities Revenue) (i)	0.21	10-1-2027	6,745,000	6,745,000
Palm Beach County FL Children’s Home Project Series 2008 (Miscellaneous Revenue, Bank of America NA LOC)	0.15	5-1-2038	3,825,000	3,825,000

Portfolio of investments—January 31, 2013	Wells Fargo Advantage National Tax-Free Money Market Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Palm Beach County FL Norton Gallery and School of Art Incorporated Series 1995 (Education Revenue, Northern Trust Company LOC)	0.16%	5-1-2025	$1,465,000	$1,465,000
Pinellas County FL IDR Neighborly Care Network Project Series 2008 (Miscellaneous Revenue, Branch Banking & Trust LOC)	0.10	8-1-2028	4,570,000	4,570,000
Royal Bank of Canada Municipal Products Incorporated PFOTER Series O-43 (Tax Revenue, Royal Bank of Canada LIQ) 144A	0.10	1-1-2020	5,115,000	5,115,000
Sarasota County FL Planned Parenthood Incorporated Project Series 2007 (Health Revenue, Harris NA LOC)	0.13	10-1-2041	4,290,000	4,290,000
Tampa FL Baycare Health System Series B (Health Revenue)	0.20	11-15-2033	14,000,000	14,000,000
West Palm Beach FL Utilities Systems Series 2008-C (Water & Sewer Revenue, AGM Insured, JPMorgan Chase & Company SPA)	0.45	10-1-2038	42,990,000	42,990,000

				194,430,000

Georgia: 1.87%

Variable Rate Demand Notes ø: 1.87%
Atlanta GA Development Authority Perkins Will Incorporated Project Series 2010 (IDR, Harris NA LOC)	0.11	11-1-2030	8,660,000	8,660,000
Clipper Tax-Exempt Certified Trust Series 2007-10 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.11	1-1-2016	8,795,000	8,795,000
Fulton County GA Development Authority Shepherd Center Incorporated Project Series 2009 (Health Revenue, FHLB LOC)	0.08	9-1-2035	13,055,000	13,055,000
Gwinnett County GA Development Authority Goodwill North Georgia Incorporated Project Series 2009 (Miscellaneous Revenue, Branch Banking & Trust LOC)	0.10	10-1-2033	5,000,000	5,000,000
Gwinnett County GA Hospital Authority Series A (Health Revenue, FHLB LOC)	0.08	7-1-2036	9,620,000	9,620,000
Gwinnett County GA School District PUTTER Series 2007-1011 (Education Revenue, Bank of America NA LIQ)	0.14	7-1-2041	2,675,000	2,675,000
Private Colleges & Universities Authority of Georgia Mercer University Project Series 2006-A (Miscellaneous Revenue, Branch Banking & Trust LOC)	0.10	10-1-2036	7,345,000	7,345,000
Richmond County GA Development Authority MCG Health Incorporated Project Series B (Health Revenue, Branch Banking & Trust LOC)	0.10	7-1-2037	10,145,000	10,145,000

				65,295,000

Hawaii: 0.29%

Variable Rate Demand Note ø: 0.29%
Hawaii Bonds Series 2007 Clipper Tax-Exempt Certified Trust Series 2009-62 (GO, State Street Bank & Trust Company LIQ) 144A	0.10	4-1-2018	9,995,000	9,995,000

Idaho: 0.56%

Variable Rate Demand Note ø: 0.56%
Jerome County ID Economic Development Corporation Davisco Foods International Project Series 2009 (IDR, Bank of Montreal LOC)	0.11	12-1-2029	19,420,000	19,420,000

Illinois: 6.25%

Other Municipal Debt: 0.13%
Illinois Department of Employment Insurance Fund Series 2012-A (Miscellaneous Revenue)	2.00	6-15-2013	4,500,000	4,528,298

6	Wells Fargo Advantage National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø: 6.12%
Aurora IL Economic Development Aurora University Series 2004 (Education Revenue, Harris Trust & Saving Bank LOC)	0.10%	3-1-2035	$12,000,000	$12,000,000
Channahon IL Morris Hospital Series 2009 B (Hospital Revenue, U.S. Bank NA LOC)	0.10	12-1-2034	5,220,000	5,220,000
Chicago IL Education Marine Project Series 1984 (IDR, FHLB LOC)	0.10	7-1-2023	4,200,000	4,200,000
Chicago IL Neighborhoods Alive 21 Series B4 (Tax Revenue, Bank of New York Mellon LOC)	0.12	1-1-2037	6,370,000	6,370,000
DuPage & Will County IL Community School District #204 Indian Prairie School Building Series A Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series 0-26 (GO, Royal Bank of Canada LIQ) 144A	0.11	6-30-2016	5,765,000	5,765,000
Illinois Development Finance Authority Cook Communications Ministries Project Series 2002 (Miscellaneous Revenue, Bank of America NA LOC)	0.24	3-1-2017	4,500,000	4,500,000
Illinois Development Finance Authority Presbyterian Homes Two Arbor Lane Project Series 2001 (Health Revenue, Northern Trust Company LOC)	0.11	4-1-2035	9,000,000	9,000,000
Illinois Development Finance Authority St. Ignatius College Series 1994 (Education Revenue, PNC Bank NA LOC)	0.12	6-1-2024	12,000,000	12,000,000
Illinois Development Finance Authority Village of Oak Park Residence Corporation Project Series 2006 (Housing Revenue, PNC Bank NA LOC)	0.12	9-1-2046	4,000,000	4,000,000
Illinois Development Finance Authority YMCA Metropolitan Chicago Project Series 2001 (Miscellaneous Revenue, Harris NA LOC)	0.10	6-1-2029	23,800,000	23,800,000
Illinois Educational Facilities Authority Chicago Zoological Society Brookfield Zoo Project Series 1995-B (Miscellaneous Revenue)	0.11	12-15-2025	5,000,000	5,000,000
Illinois Finance Authority Advocate Health Care Network Series 2011-B (Health Revenue) (i)	0.22	4-1-2051	6,500,000	6,500,000
Illinois Finance Authority Advocate Health Care Series 201 Royal Bank of Canada Floater Certificates Series O-52 (Health Revenue, Royal Bank of Canada LIQ) 144A	0.10	6-1-2020	5,000,000	5,000,000
Illinois Finance Authority Elmhurst Memorial Healthcare Series 2008-D (Health Revenue, Northern Trust Company LOC)	0.11	1-1-2048	32,900,000	32,900,000
Illinois Finance Authority Lake Forest County Day School Project Series 2005 (Education Revenue, Northern Trust Company LOC)	0.11	7-1-2035	12,750,000	12,750,000
Illinois Finance Authority Richard H. Driehaus Museum Project Series 2005 (Miscellaneous Revenue, Northern Trust Company LOC)	0.11	2-1-2035	10,100,000	10,100,000
Illinois Finance Authority The Catherine Cook School Project Series 2007 (Education Revenue, Northern Trust Company LOC)	0.11	1-1-2037	5,820,000	5,820,000
Metropolitan Pier & Exposition Authority Illinois McCormack Expansion Project Series 2010-B-2 (Port Authority Revenue, Morgan Stanley Bank LIQ) 144A	0.13	6-15-2050	12,600,000	12,600,000
Metropolitan Pier & Exposition Authority Illinois McCormick Expansion Project Series 2011 Royal Bank of Canada Municipal Products Incorporated PFOTER Series O-40 (Port Authority Revenue, Royal Bank of Canada LIQ) 144A	0.10	6-15-2020	8,130,000	8,130,000
Metropolitan Pier & Exposition Authority Illinois McCormick Expansion Project Series 2012-B Royal Bank of Canada Municipal Products Incorporated PFOTER Series O-42 (Tax Revenue, Royal Bank of Canada LIQ) 144A	0.10	6-15-2020	4,320,000	4,320,000
Metropolitan Pier & Exposition Authority Illinois McCormick Place Expansion Project Series 2012-B JPMorgan PUTTER Series 4249 (Port Authority Revenue, JPMorgan Chase & Company LIQ) 144A	0.13	6-15-2020	13,330,000	13,330,000
Springfield IL Electric Senior Lien Electric Revenue Bonds Series 2007 PUTTER Series 1314 (Utilities Revenue, BHAC/MBIA Insured, JPMorgan Chase & Company LIQ)	0.13	3-1-2014	1,685,000	1,685,000
Warren County IL Monmouth College Project Series 2002 (Education Revenue, PNC Bank NA LOC)	0.12	12-1-2032	8,475,000	8,475,000

				213,465,000

Portfolio of investments—January 31, 2013	Wells Fargo Advantage National Tax-Free Money Market Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Indiana: 1.85%

Variable Rate Demand Notes ø: 1.85%
Clipper Tax-Exempt Certified Trust Series 2009-34 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ) 144A	0.13%	7-1-2023	$26,140,000	$26,140,000
Indiana Finance Authority Northshore Health Center Incorporated Project Series 2008 (Health Revenue, Harris NA LOC)	0.11	7-1-2038	5,065,000	5,065,000
Indiana Finance Authority University Health Obligated Group Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series 2011-E-23 (Miscellaneous Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10	3-1-2036	10,000,000	10,000,000
Indiana HEFA ROC RR-11-R-11460 (Health Revenue, AGM Insured, Citibank NA LIQ)	0.25	5-1-2016	3,000,000	3,000,000
Indianapolis IN Canal Square Apartments Project Series 2003 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	4-1-2033	11,905,000	11,905,000
Indianapolis IN Industrial MFHR Washington Pointe Project Series 2009-A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.09	4-15-2039	8,365,000	8,365,000

				64,475,000

Iowa: 3.09%

Variable Rate Demand Notes ø: 3.09%
Iowa Finance Authority Midwestern Cargill Incorporated Project Series 2012-A (IDR)	0.12	6-1-2039	34,000,000	34,000,000
Iowa Finance Authority Midwestern Disaster Area Archer Daniels Midland Company Project Series 2011 (IDR)	0.17	12-1-2051	13,000,000	13,000,000
Iowa Finance Authority Midwestern Disaster Area Chrisbro III Incorporated Project Series 2011 (IDR, Great Western Bank LOC)	0.11	8-1-2041	9,250,000	9,250,000
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project Series 2012 (IDR)	0.18	12-1-2050	22,700,000	22,700,000
Iowa Higher Education Loan Authority Private Colleges Ambrose University Project Series 2003 (Education Revenue, Northern Trust Company LOC)	0.12	4-1-2033	11,230,000	11,230,000
Iowa Higher Education Loan Authority Private Colleges University of Dubuque Project Series 2004 (Education Revenue, Northern Trust Company LOC)	0.12	5-1-2029	6,200,000	6,200,000
Iowa Higher Education Loan Authority Private Colleges University of Dubuque Project Series 2007 (Education Revenue, Northern Trust Company LOC)	0.12	4-1-2035	11,265,000	11,265,000

				107,645,000

Kansas: 0.26%

Variable Rate Demand Note ø: 0.26%
Kansas Development Finance Authority Adventist Health Sunbelt Obligated Group Series 2009-C (Health Revenue, Royal Bank of Canada LIQ) 144A	0.10	11-15-2038	9,000,000	9,000,000

Kentucky: 1.34%

Other Municipal Debt: 0.19%
Kentucky Rural Water Finance Corporation Public Project Series 2012-A (Water & Sewer Revenue)	1.25	2-1-2013	1,300,000	1,300,000
Kentucky Rural Water Finance Corporation Public Project Series 2012-D-1 (Miscellaneous Revenue)	1.00	10-1-2013	5,500,000	5,524,744

				6,824,744

8	Wells Fargo Advantage National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø: 1.15%
Breckinridge County KY Lease Program Association Counties Leasing Trust Series 1999 (Miscellaneous Revenue, U.S. Bank NA LOC)	0.09%	12-1-2029	$4,035,000	$4,035,000
Fort Mitchell KY League of Cities Funding Trust Program Series 2002-A (Miscellaneous Revenue, U.S. Bank NA LOC)	0.10	10-1-2032	6,810,000	6,810,000
Kentucky EDFA Catholic Health Initiatives Series 2009 B Morgan Stanley Floaters Series 3125 (Health Revenue, Morgan Stanley Bank LIQ) 144A	0.13	5-1-2039	11,250,000	11,250,000
Kentucky EDFA Hospital Ashland Hospital Corporation Series B (Health Revenue, Branch Banking & Trust LOC)	0.11	1-1-2038	6,400,000	6,400,000
Williamstown KY League of Cities Funding Trust Lease Series 2008-A (Miscellaneous Revenue, U.S. Bank NA LOC)	0.10	7-1-2038	6,300,000	6,300,000
Williamstown KY League of Cities Funding Trust Lease Series 2008-B (Miscellaneous Revenue, U.S. Bank NA LOC)	0.10	12-1-2038	5,245,000	5,245,000

				40,040,000

Louisiana: 1.59%

Variable Rate Demand Notes ø: 1.59%
Lake Charles LA Harbor & Terminal District Lake Charles Clean Energy LLC Project Series 2012 (IDR)	0.19	12-1-2042	22,100,000	22,100,000
Louisiana Gas & Fuels Eagle Tax-Exempt Trust Series 2012-0011 Class A (Tax Revenue, AGM Insured, Citibank NA LIQ) 144A	0.12	5-1-2036	11,600,000	11,600,000
Louisiana HFA The Reserve at Jefferson Crossing Series 2008 (Housing Revenue, FHLMC LOC, FHLMC Insured)	0.13	7-1-2040	4,095,000	4,095,000
Louisiana HFA Woodward Wright Apartments Project Series 2003 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	9-1-2033	8,955,000	8,955,000
Louisiana PFA Pollution Control Allied Signal Incorporated Project (IDR)	0.12	8-1-2017	6,815,000	6,815,000
Louisiana Series A-1 Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series O-31 (Tax Revenue, Royal Bank of Canada LIQ) 144A	0.10	5-1-2034	1,750,000	1,750,000

				55,315,000

Maryland: 1.36%

Variable Rate Demand Notes ø: 1.36%
Baltimore County MD Cross Creek Apartments Project Series 2008 (Housing Revenue, PNC Bank NA LOC)	0.15	11-1-2033	4,415,000	4,415,000
Baltimore County MD Maryvale Preparatory School Facilities Project Series 2005-A (Education Revenue)	0.15	12-3-2035	1,625,000	1,625,000
Maryland CDA MFHR Hopkins Village Apartments Series 2008-F (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	11-1-2038	3,000,000	3,000,000
Maryland Health & HEFA Stella Maris Issue Series 1997 (Health Revenue)	0.12	7-1-2021	10,420,000	10,420,000
Maryland Health & HEFAR Ascension Health Alliance Senior Credit Group Series 2012-B Royal Bank of Canada Municipal Products Incorporated PFOTER Series O-29 (Tax Revenue, Royal Bank of Canada LIQ) 144A	0.10	11-15-2051	5,000,000	5,000,000
Maryland HEFA Johns Hopkins University Project Series 1003 (Education Revenue, Bank of America NA LIQ)	0.15	7-1-2033	6,665,000	6,665,000
Maryland HEFA University of Maryland Medical System Series-E (Health Revenue, Bank of Montreal LOC)	0.10	7-1-2041	10,000,000	10,000,000
Montgomery County MD EDA Brooke Grove Foundation Incorporated Series 1998 (Miscellaneous Revenue)	0.15	1-1-2024	6,320,000	6,320,000

				47,445,000

Portfolio of investments—January 31, 2013	Wells Fargo Advantage National Tax-Free Money Market Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Massachusetts: 0.58%

Variable Rate Demand Notes ø: 0.58%
Massachusetts College Building Authority Series 2011 (Education Revenue, State Aid Withholding) (i)	0.19%	11-1-2034	$6,990,000	$6,990,000
Massachusetts Development Finance Agency Fay School Issue Series 2008 (Education Revenue, TD Bank NA LOC)	0.09	4-1-2038	4,895,000	4,895,000
Massachusetts Development Finance Agency Shady Hill School Issue Series 2008 (Miscellaneous Revenue, TD Bank NA LOC)	0.09	6-1-2038	8,375,000	8,375,000

				20,260,000

Michigan: 0.60%

Other Municipal Debt: 0.27%
Michigan Finance Authority Series 2012-B-1 (Miscellaneous Revenue)	2.00	8-20-2013	9,195,000	9,275,263

Variable Rate Demand Notes ø: 0.33%
Green Lake Township MI Economic Development Corporation Interlochen Center Arts Project Series 2004 (Miscellaneous Revenue, Harris NA LOC)	0.12	6-1-2034	2,000,000	2,000,000
Michigan Hospital Finance Authority Ascension Health Senior Credit Group Series 2010-6 (Health Revenue) (i)	0.19	11-15-2049	3,465,000	3,465,000
Michigan Hospital Finance Authority Ascension Health Senior Credit Group Series 2010-7 (Health Revenue) (i)	0.19	11-15-2049	4,200,000	4,200,000
Michigan Hospital Finance Authority Trinity Health Credit Group Series 2011 Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series O-32 (Health Revenue, Royal Bank of Canada LIQ) 144A	0.10	6-1-2020	2,000,000	2,000,000

				11,665,000

Minnesota: 3.16%

Other Municipal Debt: 0.07%
Minnesota Rural Water Finance Authority Public Project Construction Notes Series 2013 (Water & Sewer Revenue)	1.00	2-1-2014	2,500,000	2,517,402

Variable Rate Demand Notes ø: 3.09%
Arden Hills MN Northwestern College Project 2011 (Education Revenue, BMO Harris Bank NA LOC)	0.11	11-30-2030	7,695,000	7,695,000
Bloomington MN Bristol Village Apartments Project Series 2002-A-1 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	11-15-2032	8,580,000	8,580,000
Bloomington MN Presbyterian Homes Project Series 2008 (Health Revenue, FHLMC Insured, FHLMC LIQ)	0.09	7-1-2038	5,610,000	5,610,000
Burnsville MN Bridgeway Apartments Project Series 2003 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.09	10-15-2033	400,000	400,000
Crystal MN MFHR Crystal Apartments LP Project Series 1997 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.09	5-1-2027	3,250,000	3,250,000
East Grand Forks MN Solid Waste Disposal American Crystal Sugar Company Project Series 2009 (Resource Recovery Revenue, CoBank ACB LOC)	0.11	12-1-2021	5,000,000	5,000,000
Eden Prairie MN Eden Glen Apartments Project Series 2001 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	2-15-2031	1,440,000	1,440,000
Eden Prairie MN Refunding MFHR Park At City West Apartments Project Series 2001 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	9-1-2031	300,000	300,000
Forest Lake MN Kilkenny Court Apartments Project Series 2008 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	8-15-2038	4,100,000	4,100,000

10	Wells Fargo Advantage National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Inver Grove Heights MN Inver Grove Incorporated Project Series 2005 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.09%	5-15-2035	$9,935,000	$9,935,000
Maple Grove MN MFHR Basswood Trails Apartment Project Series 2002 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	3-1-2029	1,620,000	1,620,000
Minneapolis & St. Paul MN Metropolitan Airport Commission Morgan Stanley Series 3200 (Airport Revenue, Morgan Stanley Bank LIQ) 144A	0.13	1-1-2035	6,000,000	6,000,000
Minnesota State HEFAR Concordia University Series P-1 (Education Revenue, U.S. Bank NA LOC)	0.13	4-1-2027	2,255,000	2,255,000
Minnesota State HEFAR Hamline University Series 6-E1 (Education Revenue, BMO Harris Bank NA LOC)	0.10	10-1-2016	2,060,000	2,060,000
Minnesota State HEFAR Hamline University Series 6-E2 (Education Revenue, BMO Harris Bank NA LOC)	0.10	10-1-2025	3,115,000	3,115,000
Minnesota State HEFAR MacAlester College Series 3-Z (Education Revenue)	0.12	3-1-2024	6,160,000	6,160,000
Minnesota State HEFAR MacAlester College Series 5-Q (Education Revenue)	0.14	3-1-2033	4,110,000	4,110,000
Minnesota State HEFAR Olaf College Series 5-M2 (Education Revenue, BMO Harris NA LOC)	0.12	10-1-2020	1,745,000	1,745,000
Oak Park Heights MN Boutwells Landing Project Series 2005 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.09	11-1-2035	9,415,000	9,415,000
Pine City MN Senior Housing Agency Lakeview Project Series 2006 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.09	4-15-2036	5,600,000	5,600,000
Plymouth MN Lancaster Village Apartments Project Series 2001 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.09	9-15-2031	2,865,000	2,865,000
Spring Lake Park MN Senior Housing Oak Crest Apartments Project Series 2003 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.09	2-15-2033	1,170,000	1,170,000
St. Anthony MN Autumn Woods Housing Project Series 2002 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.09	5-15-2032	2,550,000	2,550,000
St. Louis Park MN Knollwood Place Apartment Project Series 2005 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.09	10-1-2035	11,300,000	11,300,000
St. Louis Park MN MFHR Parkshore Senior Campus Project Series 2004 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.09	8-1-2034	1,345,000	1,345,000

				107,620,000

Mississippi: 0.54%

Variable Rate Demand Note ø: 0.54%
Mississippi Series A Clipper Tax-Exempt Certificate Trust Series 2009-60 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	11-1-2018	18,960,000	18,960,000

Missouri: 1.76%

Variable Rate Demand Notes ø: 1.76%
Independence MO IDA The Mansions Project Series 2005 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	8-1-2035	5,110,000	5,110,000
Kansas City MO IDA Ewing Marion Kauffman Foundation Series 1997-A (Miscellaneous Revenue)	0.12	4-1-2027	1,905,000	1,905,000
Kansas City MO IDA Ewing Marion Kauffman Foundation Series 2001 (Miscellaneous Revenue)	0.12	4-1-2027	250,000	250,000
Missouri Development Finance Board Various Ewing Marion Kauffman Foundation Project Series 2007-A (Miscellaneous Revenue)	0.12	6-1-2037	9,525,000	9,525,000
Missouri HEFA Ascension Health Series C-3 (Health Revenue)	0.10	11-15-2039	18,300,000	18,300,000
Missouri HEFA Ascension Health Series C-4 (Health Revenue)	0.10	11-15-2026	6,500,000	6,500,000

Portfolio of investments—January 31, 2013	Wells Fargo Advantage National Tax-Free Money Market Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
St. Louis County MO IDA Heatherbrook Gardens Apartment Project Series 1992 (Housing Revenue, U.S. Bank NA LOC)	0.29%	3-1-2022	$1,765,000	$1,765,000
St. Louis County MO IDA The Pelican Cove Project Series 2004 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	3-15-2034	18,000,000	18,000,000

				61,355,000

Nevada: 1.50%

Variable Rate Demand Notes ø: 1.50%
Clark County NV Las Vegas McCarran International Airport Series 2010-F-2 (Airport Revenue, Union Bank NA LOC)	0.10	7-1-2022	4,800,000	4,800,000
Reno NV Senior Lien Transportation Rail Access Corridor Project Series 2008-A (Tax Revenue, Bank of New York Mellon LOC)	0.12	6-1-2042	47,545,000	47,545,000

				52,345,000

New Hampshire: 0.69%

Variable Rate Demand Notes ø: 0.69%
New Hampshire HEFA Dartmouth College Project Series 3069 (Education Revenue) 144A	0.10	6-1-2039	6,280,000	6,280,000
New Hampshire HEFA FHA Healthcare Issue Series 2009 JPMorgan PUTTER Series 3648 (Health Revenue, JPMorgan Chase & Company LIQ) 144A	0.20	10-1-2017	5,960,000	5,960,000
New Hampshire HEFA Frisbie Memorial Hospital Issue Series 2006 (Health Revenue, TD Bank NA LOC)	0.10	10-1-2036	11,975,000	11,975,000

				24,215,000

New Jersey: 0.99%

Variable Rate Demand Notes ø: 0.99%
Burlington County NJ Bridge Lutheran Home Project Series 2005-A (Miscellaneous Revenue, Commerce Bank NA LOC)	0.09	12-1-2025	1,105,000	1,105,000
New Jersey EDA Motor Vehicle Surcharges Series 2004-A (Miscellaneous Revenue, BHAC/National Insured, Bank of America NA LIQ)	0.14	7-1-2026	2,190,000	2,190,000
New Jersey EDA School Facilities Construction Series NN Deutsche Bank Spears Series DBE-1143X (Miscellaneous Revenue) 144A	0.17	3-1-2029	2,900,000	2,900,000
New Jersey Educational Facilities Authority Defense Analyses Issue Series 2000-D (Miscellaneous Revenue, Branch Banking & Trust LOC, Ambac Insured)	0.10	10-1-2030	4,200,000	4,200,000
New Jersey HFFA Bayshore Community Hospital Project Series 2004-A-1 (Health Revenue, TD Bank NA LOC)	0.09	7-1-2014	1,790,000	1,790,000
New Jersey TTFA PUTTER Series 2009-70 (Transportation Revenue, State Street Bank & Trust Company LIQ)	0.10	12-15-2023	22,325,000	22,325,000

				34,510,000

New York: 7.08%

Other Municipal Debt: 0.25%
Metropolitan Transportation Authority New York BAN Series CP-2 Sub Series A (Transportation Revenue)	0.21	3-6-2013	8,725,000	8,725,000

Variable Rate Demand Notes ø: 6.83%
Nassau County NY Local Economic Assistance Adults & Children with Learning & Developmental Disabilities Incorporated Project Series 2011-A (Miscellaneous Revenue, TD Bank NA LOC)	0.10	11-1-2041	7,300,000	7,300,000

12	Wells Fargo Advantage National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
New York City NY Housing Development Corporation Manhattan Avenue Development Series 2012-A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10%	6-1-2046	$8,000,000	$8,000,000
New York Convention Center Development Corporation New York Hotel Unit Fee Secured Series 3095 (Tax Revenue, BHAC/Ambac Insured) 144A	0.10	11-15-2044	35,335,000	35,335,000
New York Dormitory Authority Northern Westchester Association Series 2009 (Health Revenue, TD Bank NA LOC)	0.09	11-1-2034	2,100,000	2,100,000
New York Dormitory Authority Series 12 Clipper Tax-Exempt Certificate Trust Series 2009-35 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.13	11-15-2026	23,300,000	23,300,000
New York Dormitory Authority Tax-Exempt Certificate St. John’s University Series 2007-C (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	7-1-2025	9,800,000	9,800,000
New York HFA 388 Bridge Street Series 2012-A (Housing Revenue)	0.10	5-1-2046	20,000,000	20,000,000
New York Housing Finance Agency 600 West 42nd Street Series 2009 A (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	5-15-2041	57,600,000	57,600,000
New York Housing Finance Agency Affordable Housing 8 East 102 2nd Street (Housing Revenue, TD Bank NA LOC)	0.09	5-1-2044	23,000,000	23,000,000
New York Liberty Development Corporation World Trade Center Project Series 2010-A-1 (IDR)	0.25	12-1-2050	11,000,000	11,000,000
New York NY DRIVER Trust Series 3477 (Water & Sewer Revenue, JPMorgan Chase & Company LIQ) 144A	0.11	6-15-2017	7,795,000	7,795,000
New York NY Housing Development Corporation MFHR Series C (Housing Revenue)	0.27	5-1-2045	735,000	735,000
New York NY Housing Development Corporation MFHR Series H-2 (Housing Revenue)	0.25	5-1-2041	3,500,000	3,500,000
New York NY IDAG Civic Facilities Brooklyn United Methodist Church Home Project Series 2000 (Health Revenue, TD Bank NA LOC)	0.09	7-1-2022	4,460,000	4,460,000
New York NY JPMorgan Chase PUTTER Series 3181 (GO, JPMorgan Chase & Company LIQ) 144A	0.11	8-15-2020	6,660,000	6,660,000
New York NY PUTTER Series 2950 (GO, JPMorgan Chase & Company LIQ) 144A	0.11	6-1-2015	6,115,000	6,115,000
Riverhead NY IDA Central Suffolk Hospital Project Series 2006-C (Hospital Revenue)	0.13	7-1-2017	4,270,000	4,270,000
Riverhead NY IDR Central Suffolk Hospital Project Series A (Health Revenue)	0.13	7-1-2031	3,555,000	3,555,000
Riverhead NY IDR Central Suffolk Hospital Project Series B (Health Revenue)	0.13	7-1-2031	3,570,000	3,570,000

				238,095,000

North Carolina: 1.85%

Other Municipal Debt: 0.11%
Mecklenburg County NC Public Improvement Series 2009-B (GO)	5.00	3-1-2013	1,000,000	1,003,721
North Carolina Series 2004 (GO)	5.00	3-1-2013	2,885,000	2,895,734

				3,899,455

Variable Rate Demand Notes ø: 1.74%
New Hanover County NC New Hanover Regional Medical Center Series 2008-B (Hospital Revenue, PNC Bank NA LOC)	0.09	10-1-2038	13,545,000	13,545,000
North Carolina Capital Facilities Finance Agency Educational Campbell University Series 2009 (Education Revenue, Branch Banking & Trust LOC)	0.10	10-1-2034	5,485,000	5,485,000
North Carolina Capital Facilities Finance Agency Educational Guilford College Project Series 2008 (Education Revenue, Branch Banking & Trust LOC)	0.10	5-1-2024	3,185,000	3,185,000

Portfolio of investments—January 31, 2013	Wells Fargo Advantage National Tax-Free Money Market Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
North Carolina Capital Facilities Finance Agency Educational High Point University Project Series 2008 (Education Revenue, Branch Banking & Trust LOC)	0.10%	5-1-2030	$2,690,000	$2,690,000
North Carolina Capital Facilities Finance Agency Educational Hill Center Project (Education Revenue, Branch Banking & Trust LOC)	0.10	7-1-2028	4,430,000	4,430,000
North Carolina Medical Care Commission Health Care Facilities Wake Forest Baptist Obligation Group Series 2012A JPMorgan PUTTER Series 4278 (Health Revenue, JPMorgan Chase & Company LIQ) 144A	0.14	12-1-2020	15,000,000	15,000,000
North Carolina Medical Care Commission Hospice Alamance-Caswell (Health Revenue, Branch Banking & Trust LOC)	0.10	12-1-2033	4,700,000	4,700,000
North Carolina Port Authority Facilities Series 2008 (Port Authority Revenue, Branch Banking & Trust LOC)	0.10	6-1-2036	3,500,000	3,500,000
University of North Carolina Chapel Hill Series 2009-A (Education Revenue)	0.09	2-1-2024	7,885,000	7,885,000

				60,420,000

North Dakota: 1.26%

Other Municipal Debt: 1.16%
Mercer County ND PCR Basin Electric Power Cooperative Series 2009-1 (Utilities Revenue)	0.28	2-5-2013	37,300,000	37,300,000
North Dakota Water Finance Corporation Public Projects Construction Series B-1 (Miscellaneous Revenue)	0.37	7-1-2013	3,000,000	3,000,000

				40,300,000

Variable Rate Demand Note ø: 0.10%
Richland County ND Recovery Zone Project Series 2010-C (IDR, CoBank ACB LOC)	0.11	11-1-2028	3,500,000	3,500,000

Ohio: 1.00%

Variable Rate Demand Notes ø: 1.00%
Allen County OH Catholic Health Partners Series B (Health Revenue)	0.09	5-1-2036	14,800,000	14,800,000
Allen County OH Hospital Facilities Revenue Series 2010-A Catholic Health Partners JPMorgan PUTTER Series 3692Z (Health Revenue, JPMorgan Chase & Company LIQ) 144A	0.18	12-1-2017	6,335,000	6,335,000
Montgomery County OH Catholic Health Initiatives Series 2009-A Morgan Stanley Floaters Series 3260 (Health Revenue, Morgan Stanley Bank LIQ) 144A	0.13	5-1-2034	8,965,000	8,965,000
Pike County OH HCFR Traditions Health Care Obligation Group Series 2007 (Health Revenue, U.S. Bank NA LOC)	0.10	6-1-2033	2,100,000	2,100,000
Warren County OH IDR Cincinnati Electronics Corporation Project Series 1985 (IDR)	0.29	9-1-2015	2,800,000	2,800,308
Warren County OH IDR Cincinnati Electronics Corporation Project Series 1985 (IDR)	0.30	9-1-2015	10,000	10,000

				35,010,308

Oregon: 0.43%

Variable Rate Demand Notes ø: 0.43%
Oregon Housing & Community Services Pearl Family Housing Project Series 2009-B-1 (Housing Revenue, U.S. Bank NA LOC)	0.11	2-1-2042	10,945,000	10,945,000
Oregon State Health & Science University Series B-2 (Education Revenue, Union Bank NA LOC)	0.09	7-1-2042	4,000,000	4,000,000

				14,945,000

14	Wells Fargo Advantage National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Other: 2.22%

Variable Rate Demand Notes ø: 2.22%
Clipper Tax-Exempt Certificate Trust Series 2009-54 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.15%	2-15-2028	$58,616,000	$58,616,000
Clipper Tax-Exempt Certified Trust Series 2004-05 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	5-1-2014	14,500,000	14,500,000
Clipper Tax-Exempt Certified Trust Series 2006-04 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	2-1-2016	4,420,000	4,420,000

				77,536,000

Pennsylvania: 6.04%

Variable Rate Demand Notes ø: 6.04%
Allegheny County PA Hospital Development Authority University of Pittsburg Medical Center Series 2010-C Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series E-29 (Health Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10	4-25-2014	7,000,000	7,000,000
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Project Series 2007-B-2 (Health Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10	4-15-2039	28,630,000	28,630,000
Allegheny County PA IDA Oakland Catholic High School Project Series 2012 (Education Revenue, PNC Bank NA LOC)	0.12	8-1-2032	6,590,000	6,590,000
Allegheny County PA IDA United Jewish Federation Project Series A (Health Revenue, PNC Bank NA LOC)	0.12	10-1-2026	1,233,000	1,233,000
Allegheny County PA IDA Watson Institute Friendship Academy Project Series 2010 (Education Revenue, PNC Bank NA LOC)	0.11	8-1-2040	3,750,000	3,750,000
Beaver County PA IDA Electric Company Project Series 2005-A (Utilities Revenue, Bank of Nova Scotia LOC)	0.12	11-1-2020	10,000,000	10,000,000
Beaver County PA IDA FirstEnergy Nuclear Generation Corporation Project Series 2006 B (IDR, Citibank NA LOC)	0.13	12-1-2035	13,600,000	13,600,000
Beaver County PA IDA Metropolitan Edison Company Project Series 2005-A (Utilities Revenue, Bank of Nova Scotia LOC)	0.12	7-15-2021	10,000,000	10,000,000
Berks County PA The Reading Hospital & Medical Center Project Series 2012-D Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series E36 (Hospital Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10	11-1-2035	15,000,000	15,000,000
Bethlehem PA Area School District Authority Project Series 2010 Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series 2011 E-31 (Miscellaneous Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10	5-1-2014	6,000,000	6,000,000
Butler County PA General Authority North Allegheny School District Project Series 2011-A (Miscellaneous Revenue, PNC Bank NA SPA)	0.11	11-1-2021	14,170,000	14,170,000
Butler County PA General Authority North Allegheny School District Project Series 2011-B (Miscellaneous Revenue, PNC Bank NA SPA)	0.11	11-1-2022	10,220,000	10,220,000
Central Bradford Progress Authority PA Robert Packer Hospital Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series C-14 (Health Revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10	12-1-2041	6,680,000	6,680,000
Jackson Township PA IDA Stoneridge Retirement Living (Miscellaneous Revenue, PNC Bank NA LOC)	0.11	10-15-2042	14,350,000	14,350,000
Manheim Township PA School District Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series E-28 (GO, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10	12-12-2014	10,785,000	10,785,000

Portfolio of investments—January 31, 2013	Wells Fargo Advantage National Tax-Free Money Market Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Montgomery County PA Higher Education & Health Authority William Penn Charter School Series 2001 (Education Revenue, PNC Bank NA LOC)	0.11%	9-15-2031	$5,420,000	$5,420,000
Pennsylvania EDFA Philadelphia Area Independent School Business Officers Association Financing Program LaSalle College High School Project Series 2000-J-1 (Education Revenue, PNC Bank NA LOC)	0.12	11-1-2030	1,225,000	1,225,000
Pennsylvania HEFA Association of Independent Colleges & University of Pennsylvania Finance Program University of Scranton Project Series 1999 E-3 (Education Revenue, PNC Bank NA LOC)	0.12	11-1-2014	4,150,000	4,150,000
Pennsylvania Public School Building Authority ROC RR-II-R-11396 (Lease Revenue, State Aid Withholding, AGM Insured, Citibank NA LIQ)	0.25	12-1-2023	7,600,000	7,600,000
Pennsylvania Public School Building Authority School District of Philadelphia Project Series 2006B JPMorgan Chase PUTTER Series1970 (Education Revenue, State Aid Withholding, AGM Insured, JPMorgan Chase & Company LIQ)	0.22	12-1-2014	2,970,000	2,970,000
Pennsylvania Public School Building Authority School District of Philadelphia Project Series 2006B JPMorgan Chase PUTTER Series 3498Z (Miscellaneous Revenue, State Aid Withholding, AGM Insured, JPMorgan Chase & Company LIQ) 144A	0.22	6-1-2015	3,540,000	3,540,000
Pennsylvania State HEFAR St. Josephs University Series 2008-A (Education Revenue, TD Bank NA LOC)	0.10	7-15-2036	11,900,000	11,900,000
Philadelphia School District Pennsylvania Series A Branch Banking & Trust Municipal Trust Series 2004 (Tax Revenue, Branch Banking & Trust LOC, Branch Banking & Trust LIQ)	0.10	1-4-2029	10,305,000	10,305,000
Westmoreland County PA IDA Excela Health Project Series 2010-B (Health Revenue, PNC Bank NA LOC)	0.11	7-1-2030	5,265,000	5,265,000

				210,383,000

Puerto Rico: 0.43%

Variable Rate Demand Notes ø: 0.43%
Puerto Rico Sales Tax Corporate Financing ROC RR-II-R-11760 (Tax Revenue, Citibank NA LIQ) 144A	0.12	12-1-2047	6,000,000	6,000,000
Puerto Rico Sales Tax Corporate Financing ROC RR-II-R-11761 (Tax Revenue, Citibank NA LIQ) 144A	0.12	12-1-2047	4,000,000	4,000,000
Puerto Rico Sales Tax Corporate Financing ROC RR-II-R-11778 (Tax Revenue, Citibank NA LIQ) 144A	0.12	8-1-2047	4,875,000	4,875,000

				14,875,000

Rhode Island: 0.26%

Variable Rate Demand Note ø: 0.26%
Rhode Island Health & Educational Building Corporation HEFAR Bryant University Issue Series 2008 (Education Revenue, TD Bank NA LOC)	0.10	6-1-2035	9,055,000	9,055,000

South Carolina: 1.31%

Other Municipal Debt: 0.92%
York County SC PCR Natural Rural Utilities Cooperative Finance Corporation Guaranteed North Carolina Electric Membership Corporation Project Series 2000-B-1 (Utilities Revenue)	0.30	3-1-2013	9,700,000	9,700,000
York County SC PCR Natural Rural Utilities Cooperative Finance Corporation Guaranteed North Carolina Electric Membership Corporation Project Series 2000-B-3 (Utilities Revenue)	0.30	3-1-2013	2,900,000	2,900,000

16	Wells Fargo Advantage National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Other Municipal Debt (continued)
York County SC PCR Natural Rural Utilities Cooperative Finance Corporation North Carolina Electric Membership Corporation Project Series 2000-B-2 (Utilities Revenue)	0.30%	3-1-2013	$19,400,000	$19,400,000

				32,000,000

Variable Rate Demand Notes ø: 0.39%
South Carolina Educational Facilities Authority Newbury College Series 2008 (Education Revenue, Branch Banking & Trust LOC)	0.10	6-1-2035	2,175,000	2,175,000
South Carolina Housing Finance & Development Authority MFHR Brookside Crossing Apartments Series 2008 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	6-1-2046	4,680,000	4,680,000
South Carolina Jobs EDA Bon Secours Health System Incorporated Series 2013 Deutsche Bank Spears Series DBE-1141 (Health Revenue) 144A	0.15	11-1-2029	4,500,000	4,500,000
South Carolina Jobs EDA Institutional Business & Home Safety Project Series 2009 (IDR, Branch Banking & Trust LOC)	0.10	11-1-2034	2,440,000	2,440,000

				13,795,000

South Dakota: 0.60%

Variable Rate Demand Notes ø: 0.60%
South Dakota Housing Development Authority Homeownership Mortgage Series 2004 D (Housing Revenue, Bank of New York Mellon SPA)	0.10	5-1-2032	9,890,000	9,890,000
South Dakota Housing Development Authority LaCrosse Investment Project Series 2001 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	2-15-2031	6,495,000	6,495,000
South Dakota State HEFA Sioux Valley Hospital & Health System Series 2004-B (Health Revenue, U.S. Bank NA LOC)	0.10	11-1-2034	4,555,000	4,555,000

				20,940,000

Tennessee: 0.93%

Other Municipal Debt: 0.06%
Sevier County TN Public Building Authority Public Projects Construction Interim Loan Project Series B-3 (Miscellaneous Revenue)	1.25	4-1-2013	2,100,000	2,102,705

Variable Rate Demand Notes ø: 0.87%
Blount County TN Industrial Development Board Maryville Civic Arts Center Project Series 2009-A (Miscellaneous Revenue, Branch Banking & Trust LOC)	0.10	6-1-2036	1,000,000	1,000,000
Blount County TN Public Building Authority Local Government Public Import Series E-1-A (Miscellaneous Revenue, Branch Banking & Trust LOC)	0.10	6-1-2037	6,450,000	6,450,000
Blount County TN Public Building Authority Series E-5-B (Miscellaneous Revenue, Branch Banking & Trust LOC, AGM Insured)	0.10	6-1-2042	4,705,000	4,705,000
Chattanooga TN Electric Power Board Series 2008-A JPMorgan Chase PUTTER/DRIVER Trust Series 4162 (Utilities Revenue, JPMorgan Chase & Company LIQ) 144A	0.14	9-1-2016	7,000,000	7,000,000
Franklin County TN HEFA Board University of the South Project Series 1998-B (Education Revenue)	0.14	9-1-2018	6,430,000	6,430,000
Sevier County TN Public Building Authority Local Government Public Improvement Series V-B-1 (Water & Sewer Revenue, Branch Banking & Trust LOC)	0.10	6-1-2035	4,635,000	4,635,000

				30,220,000

Portfolio of investments—January 31, 2013	Wells Fargo Advantage National Tax-Free Money Market Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Texas: 11.80%

Other Municipal Debt: 1.72%
Texas PFA Commercial Paper Notes Series 2002-B (Miscellaneous Revenue)	0.19%	2-13-2013	$13,500,000	$13,500,000
Texas PFA Commercial Paper Notes Series 2003 (Miscellaneous Revenue)	0.12	2-14-2013	11,900,000	11,900,000
Texas TRAN Series 2012 (Miscellaneous Revenue)	2.50	8-30-2013	34,000,000	34,445,276

				59,845,276

Variable Rate Demand Notes ø: 10.08%
Bexar County TX Housing Finance Corporation Palisades Park Apartments Project Series 2009 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	9-1-2039	4,000,000	4,000,000
Bexar County TX Housing Finance Corporation Vista Meadows Fredencksburg Place Apartments Project Series 2006 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.09	9-1-2036	12,135,000	12,135,000
Clipper Tax-Exempt Certified Trust Series 2007-44 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.15	9-1-2014	28,780,000	28,780,000
Collin County TX Housing Finance Corporation Huntington Apartments Project Series 1996 (Housing Revenue, Northern Trust Company LOC)	0.10	12-1-2015	12,305,000	12,305,000
Dallas TX Waterworks & Sewer System Clipper Tax Exempt Certificate Trust 2009-52 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	10-1-2018	15,000,000	15,000,000
First Rio Grande TX Regional Water Authority Economic Development Corporation Rio Grande Valley Sugar (IDR, CoBank ACB LOC)	0.11	3-1-2032	8,650,000	8,650,000
Galveston County TX Housing Finance Corporation Village By The Sea Apartments Project Series 2004 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.11	2-15-2032	5,090,000	5,090,000
Harris County TX Health Facilities Development Authority Hermann Healthcare Series A-1 Royal Bank of Canada Municipal Products Incorporated Trust Certificates Series E-27 (Health Revenue, Royal Bank of Canada LOC, AGM Insured, Royal Bank of Canada LIQ) 144A	0.10	6-1-2027	9,000,000	9,000,000
Panhandle Texas Regional Housing Finance Corporation Jason Avenue Residential Apartments Series 2008 (Housing Revenue, FHLMC LOC)	0.10	8-1-2041	7,495,000	7,495,000
Port Arthur TX Navigation District Environmental Facilities Motiva Enterprises LLC Project Sub Series 2009-C (Resource Recovery Revenue)	0.12	12-1-2039	10,000,000	10,000,000
Port Arthur TX Navigation District Environmental Facilities Motiva Enterprises LLC Project Sub Series 2010-B (Resource Recovery Revenue)	0.12	4-1-2040	42,900,000	42,900,000
Port Arthur TX Navigation District Environmental Facilities Motiva Enterprises LLC Project Sub Series 2010-D (IDR)	0.12	11-1-2040	12,500,000	12,500,000
Port Arthur TX Navigation District Environmental Facilities Motiva Enterprises Project Sub Series 2009-A (Resource Recovery Revenue)	0.12	12-1-2039	17,050,000	17,050,000
Port Arthur TX Navigation District Industrial Development Corporation Total Petrochemicals USA Incorporated Project Series 2011 (IDR)	0.13	6-1-2041	45,000,000	45,000,000
Port Arthur TX Navigation District Industrial Development Corporation Total Petrochemicals USA Incorporated Project Series 2012 (IDR)	0.13	3-1-2042	42,500,000	42,500,000
Port Corpus Christi TX Solid Waste Disposal Flint Hills Resources Project Series 2002-B (Resource Recovery Revenue)	0.12	7-1-2029	11,700,000	11,700,000
Port of Port Arthur TX Navigation District of Jefferson County Total Petrochemicals USA Incorporated Project (Resource Recovery Revenue)	0.13	3-1-2039	5,000,000	5,000,000
Port of Port Arthur TX Navigation District of Jefferson County Total Petrochemicals USA Incorporated Project Series 2003-C (IDR)	0.13	4-1-2027	2,000,000	2,000,000
Tarrant County TX Cultural Education Facilities Finance Corporation Christus Health Series 2008-C-4 (Health Revenue, Bank of Montreal LOC)	0.09	7-1-2047	15,555,000	15,555,000
Texas Department Housing & Community Affairs Costa Ibiza Apartments Series 2008 (Housing Revenue, FHLMC LOC, FHLMC Insured)	0.10	8-1-2041	13,450,000	13,450,000
Texas Mobility Fund Series 2005-B (GO, Royal Bank of Canada SPA)	0.10	4-1-2030	7,165,000	7,165,000

18	Wells Fargo Advantage National Tax-Free Money Market Fund	Portfolio of investments—January 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Texas Municipal Gas Acquisition & Supply Corporation Series 2848 (Miscellaneous Revenue, Morgan Stanley Bank LIQ)	0.40%	12-15-2026	$13,954,573	$13,954,573
Texas PFOTER Series O-5 (Tax Revenue, Royal Bank of Canada LIQ) 144A	0.10	11-1-2041	5,000,000	5,000,000
Texas Veterans Bond Series 2012-B (GO, Sumitomo Mitsui Banking LOC)	0.09	12-1-2042	5,300,000	5,300,000

				351,529,573

Utah: 0.28%

Variable Rate Demand Note ø: 0.28%
West Jordan UT Multifamily Housing Broadmoor Village Apartments Series 2004 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.12	12-1-2034	9,675,000	9,675,000

Vermont: 0.48%

Variable Rate Demand Notes ø: 0.48%
Vermont Educational & Health Buildings Financing Agency Brattleboro Memorial Hospital Project Series 2008-A (Health Revenue, TD Bank NA LOC)	0.11	10-1-2028	1,990,000	1,990,000
Vermont Educational & Health Buildings Financing Agency Landmark College Project Series 2008-A (Education Revenue, TD Bank NA LOC)	0.11	7-1-2033	3,140,000	3,140,000
Vermont Educational & Health Buildings Financing Agency North County Hospital Project Series 2007-A (Health Revenue, TD Bank NA LOC)	0.11	10-1-2034	9,725,000	9,725,000
Vermont Educational & Health Buildings Financing Agency Northeastern Vermont Regional Hospital Project Series 2004-A (Health Revenue, TD Bank NA LOC)	0.11	10-1-2029	1,880,000	1,880,000

				16,735,000

Virginia: 1.88%

Variable Rate Demand Notes ø: 1.88%
Arlington County VA IDA Refunding MFHR Woodbury Park Apartments Project Series 2005-A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	3-1-2035	800,000	800,000
Fairfax County VA EDA Smithsonian Institution Series A (Miscellaneous Revenue, Northern Trust Company SPA)	0.10	12-1-2033	24,600,000	24,600,000
Fairfax County VA IDA Inova Health System Project Series C (Health Revenue) (i)	0.18	5-15-2042	18,500,000	18,500,000
Fauquier County VA IDA Highland School Project Series 2008 (Education Revenue, Branch Banking & Trust LOC)	0.10	12-1-2033	3,660,000	3,660,000
James City County VA IDA Chambrel Williamsburg Project Series 2002 (Housing Revenue, FNMA Insured, FNMA LIQ)	0.10	11-15-2032	12,715,000	12,715,000
Norfolk VA EDA Sentara Healthcare Series 2010-B (Health Revenue) (i)	0.22	11-1-2034	4,975,000	4,975,000
Virginia Commonwealth University Health System Authority Series 2008-A (Health Revenue, Branch Banking & Trust LOC)	0.10	7-1-2037	110,000	110,000

				65,360,000

Washington: 0.43%

Variable Rate Demand Notes ø: 0.43%
King County WA Housing Authority Summerfield Apartments Project for YWCA of Seattle-King County Series 2005 (Housing Revenue, U.S. Bank NA LOC)	0.12	9-1-2035	1,585,000	1,585,000
King County WA Sewer Morgan Stanley Floater Series 3090 (Water & Sewer Revenue, AGM Insured) 144A	0.10	1-1-2039	3,400,000	3,400,000
Washington Housing Finance Commission Lake City Senior Apartments Project Series 2009 (Housing Revenue, FHLMC Insured, FHLMC LIQ)	0.10	7-1-2044	4,250,000	4,250,000

Portfolio of investments—January 31, 2013	Wells Fargo Advantage National Tax-Free Money Market Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Variable Rate Demand Notes ø (continued)
Washington Housing Finance Commission Nonprofit Revenue Tacoma Art Museum Project Series 2002 (Miscellaneous Revenue, Northern Trust Company LOC)	0.11%	6-1-2032	$5,775,000	$5,775,000

				15,010,000

West Virginia: 0.20%

Variable Rate Demand Note ø: 0.20%
Kanawha County WV Kroger Company Series 2004-B (IDR, U.S. Bank NA LOC)	0.17	4-1-2013	6,850,000	6,850,000

Wisconsin: 5.13%

Other Municipal Debt: 0.09%
Wisconsin Rural Water Construction Loan Program BAN Series 2012 (Water & Sewer Revenue)	1.00	10-1-2013	3,000,000	3,013,288

Variable Rate Demand Notes ø: 5.04%
Appleton WI Recovery Zone Facilities Foremost Farms Project Series 2010 (IDR, CoBank ACB LOC)	0.11	5-1-2037	30,000,000	30,000,000
Hull WI Welcome Dairy Incorporated Project Series 2010-B (IDR, Associated Bank NA LOC)	0.11	1-1-2027	3,320,000	3,320,000
PFA Wisconsin Midwestern Disaster Area Program Series 2011 (IDR, Farm Credit Services America LOC)	0.10	9-1-2036	7,800,000	7,800,000
Wisconsin Clipper Tax-Exempt Certificate Trust Series 1 2009-36 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	5-1-2020	26,755,000	26,755,000
Wisconsin Clipper Tax-Exempt Certificate Trust Series 1 2009-6 (Miscellaneous Revenue, State Street Bank & Trust Company LIQ)	0.10	5-1-2013	25,000,000	25,000,000
Wisconsin HEFA Aurora Health Care Incorporated Series 2012-C (Health Revenue, Bank of Montreal LOC)	0.12	7-15-2028	29,500,000	29,500,000
Wisconsin HEFA Meriter Retirement Services Series B (Health Revenue, U.S. Bank NA LOC)	0.10	3-1-2038	2,500,000	2,500,000
Wisconsin HEFA Ministry Health Care Incorporated Series 2009-B (Health Revenue)	0.09	8-1-2022	12,125,000	12,125,000
Wisconsin Housing & EDA Series 2003-E (Housing Revenue, AGM Insured, FHLB SPA)	0.40	5-1-2043	5,150,000	5,150,000
Wisconsin Housing & EDA Series 2011-A (Housing Revenue, PNC Bank NA SPA)	0.09	12-1-2043	9,100,000	9,100,000
Wisconsin Housing & EDA Series 2012-A (Housing Revenue, FHLB LIQ)	0.10	5-1-2055	12,000,000	12,000,000
Wisconsin Housing & EDA Series 2012-B (Housing Revenue, FHLB LIQ)	0.10	5-1-2055	12,440,000	12,440,000

				175,690,000

Total Municipal Obligations (Cost $3,583,470,720)				3,583,470,720

Total investments in securities
(Cost $3,583,470,720) *	102.80%	3,583,470,720
Other assets and liabilities, net	(2.80)	(97,578,179)

Total net assets	100.00%	$3,485,892,541

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

§	Security is subject to a demand feature which reduces the effective maturity.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(i)	Illiquid security for which the designation as illiquid is unaudited.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Funds Trust:

We have audited the financial statements of Wells Fargo Advantage Money Market Fund and the Wells Fargo Advantage National Tax-Free Money Market Fund (the “Funds”), as of January 31, 2013, and for each of the years or periods presented and have issued our unqualified reports thereon dated March 26, 2013 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our audits included audits of the Funds’ portfolios of investments (the “Portfolios”) as of January 31, 2013 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Portfolios based on our audits.

In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Funds referred to above, presents fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

March 26, 2013

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: March 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: March 26, 2013

By:

/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date: March 26, 2013